          As filed with the Securities and Exchange Commission on April 30, 2010
                                                     Registration No. 333-164147
                                                                        811-7711


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 1

                                     and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 53

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT Q
              (formerly, John Hancock Variable Annuity Account H)
                           (Exact name of Registrant)

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
         (formerly, The Manufacturers Life Insurance Company (U.S.A.))
                              (Name of Depositor)

                             38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304
              (Address of Depositor's Principal Executive Offices)

                                 (617) 663-3000
               (Depositor's Telephone Number Including Area Code)

                           Thomas J. Loftus, Esquire
                  John Hancock Life Insurance Company (U.S.A.)
                              601 Congress Street
                             Boston, MA 02210-2805
                    (Name and Address of Agent for Service)



                                    Copy to:



Approximate Date of Proposed Public Offering:



It is proposed that this filing will become effective:

      [ ]    immediately upon filing pursuant to paragraph (b) of Rule 485

      [X]   on May 3, 2010 pursuant to paragraph (b) of Rule 485

      [ ]    60 days after filing pursuant to paragraph (a)(1) of Rule 485

      [ ]    on ___________ pursuant  to  paragraph  (a)(1)  of  Rule  485

If appropriate, check the following box:

      [ ]    this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Title of Securities Being Registered:  Variable Annuity Insurance Contracts

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                              PROSPECTUS VERSION A
                       Revolution Value Variable Annuity

                                                    Prospectus dated May 3, 2010


                             (JOHN HANCOCK(R) LOGO)
                             JOHN HANCOCK ANNUITIES

                        Revolution Value Variable Annuity
                           PREVIOUSLY ISSUED CONTRACTS

This Prospectus describes interests in the Revolution Value deferred payment Variable Annuity Contracts that were previously issued by JOHN HANCOCK LIFE INSURANCE COMPANY and subsequently assumed by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("JOHN HANCOCK USA"). These Contracts are no longer offered for sale, however, you may make Additional Purchase Payments as permitted under your Contract. In this Prospectus, "we," "us," "our," or "the Company" refers to John Hancock USA.

This Prospectus describes the Variable Investment Options of the Contracts to which you may allocate Additional Purchase Payments, to the extent permitted by your Contract. If you do, your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments will vary according to the investment performance of the applicable Sub-Accounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT Q (the "Separate Account"). Each Sub-Account invests in one of the following Portfolios that corresponds to a Variable Investment Option we make available on the date of this Prospectus. Certain Variable Investment Options may not be available under a Contract.

   JOHN HANCOCK TRUST

   500 Index Trust B
   Active Bond Trust
   Blue Chip Growth Trust
   Capital Appreciation Trust
   Equity-Income Trust
   Financial Services Trust
   Global Bond Trust
   Health Sciences Trust
   High Yield Trust
   International Equity Index Trust B

   International Value Trust(1)

   Lifestyle Balanced Trust
   Mid Cap Index Trust
   Mid Cap Stock Trust
   Mid Value Trust
   Money Market Trust B
   Optimized All Cap Trust


   Real Estate Securities Trust

   Short Term Government Income Trust(2)



   Small Cap Growth Trust
   Small Cap Index Trust(3)
   Small Cap Value Trust
   Total Bond Market Trust B
   Total Return Trust
   Total Stock Market Index Trust

   M FUND, INC.

   M Business Opportunity Value Fund(4)
      (formerly "Business Opportunity Value Fund")


   M Capital Appreciation Fund(4)
      (formerly "Frontier Capital Appreciation Fund")


   M International Equity Fund(4)
      (formerly "Brandes International Equity Fund")




   M Large Cap Growth Fund(4)
      (formerly "Turner Core Growth Fund")



(1)  Successor to Overseas Equity Trust.



(2)  Successor to Short Term Bond Trust.



(3)  Not available for Contracts issued after April 30, 2003.



(4) Available only for Contracts purchased through registered representatives affiliated with the M Financial Group.


CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNT AND THE VARIABLE PORTION OF THE CONTRACT THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


JOHN HANCOCK ANNUITIES SERVICE CENTER   MAILING ADDRESS
164 Corporate Drive                     Post Office Box 9505
Portsmouth, NH 03801-6815               Portsmouth, NH 03802-9505
(800) 824-0335                          www.jhannuities.com

                                Table of Contents


I. GLOSSARY OF SPECIAL TERMS .............................................     1
II. OVERVIEW .............................................................     3
III. FEE TABLES ..........................................................     5
   EXAMPLES ..............................................................     6
IV. BASIC INFORMATION ....................................................     9
   WHAT IS THE CONTRACT? .................................................     9
   WHO OWNS THE CONTRACT? ................................................     9
   IS THE OWNER ALSO THE ANNUITANT? ......................................     9
   HOW CAN I INVEST MONEY IN A CONTRACT? .................................     9
      Purchase Payments ..................................................     9
      Initial Purchase Payment ...........................................     9
      Issue Date and Contract Year .......................................     9
      Limits on Additional Purchase Payments .............................    10
      Ways to Make Additional Purchase Payments ..........................    10
      Additional Purchase Payments by Wire ...............................    10
   HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER
      TIME? ..............................................................    10
   WHAT ANNUITY BENEFITS DOES THE CONTRACT PROVIDE? ......................    11
   TO WHAT EXTENT CAN JOHN HANCOCK USA VARY THE TERMS AND CONDITIONS OF
      THE CONTRACTS? .....................................................    11
   WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT? ...................    11
   HOW CAN I CHANGE MY CONTRACT'S INVESTMENT OPTIONS? ....................    12
      Allocation of Purchase Payments ....................................    12
      Transfers Among Investment Options .................................    12
      Procedure for Transferring Your Assets .............................    13
      Telephone and Electronic Transactions ..............................    13
      Dollar Cost Averaging Programs .....................................    14
      Special Transfer Services - Asset Rebalancing Program ..............    15
   WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT? ..............    15
      Asset-Based Charges ................................................    15
      Annual Contract Fee ................................................    16
      Premium Taxes ......................................................    16
      Withdrawal Charge ..................................................    16
      Other Charges ......................................................    19
   HOW CAN I WITHDRAW MONEY FROM MY CONTRACT? ............................    19
      Surrenders and Partial Withdrawals .................................    19
      Signature Guarantee Requirements for Surrenders and Partial
         Withdrawals .....................................................    20
      Waiver of Withdrawal Charge Rider ..................................    20
      Systematic Withdrawal Plan .........................................    21
      Telephone Withdrawals ..............................................    21
   WHAT HAPPENS IF THE OWNER OR THE ANNUITANT DIES BEFORE MY CONTRACT'S
      MATURITY DATE? .....................................................    21
   WHAT OTHER OPTIONAL BENEFITS MAY HAVE BEEN AVAILABLE WHEN I PURCHASED
      A CONTRACT? ........................................................    23
   CAN I RETURN MY CONTRACT? .............................................    24
   WILL I RECEIVE A CONFIRMATION STATEMENT? ..............................    24
V. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNT AND THE
   PORTFOLIOS ............................................................    26
   THE COMPANY ...........................................................    26
   THE SEPARATE ACCOUNT ..................................................    26
   THE PORTFOLIOS ........................................................    27
VI. INFORMATION ABOUT FIXED INVESTMENT OPTIONS ...........................    33
   IN GENERAL ............................................................    33
   HOW THE FIXED INVESTMENT OPTIONS WORK .................................    33
VII. THE ACCUMULATION PERIOD .............................................    35
   YOUR VALUE IN OUR VARIABLE INVESTMENT OPTIONS .........................    35
   VALUATION OF ACCUMULATION UNITS .......................................    35
   VARIABLE INVESTMENT OPTION VALUATION PROCEDURES .......................    35
   YOUR VALUE IN THE FIXED INVESTMENT OPTIONS ............................    35
VIII. THE ANNUITY PERIOD .................................................    36
   MATURITY DATE .........................................................    36
   CHOOSING FIXED OR VARIABLE ANNUITY PAYMENTS ...........................    36
   VARIABLE MONTHLY ANNUITY PAYMENTS .....................................    37
   FIXED MONTHLY ANNUITY PAYMENTS ........................................    37
      ANNUITY OPTIONS ....................................................    38
IX. FEDERAL TAX MATTERS ..................................................    39
   INTRODUCTION ..........................................................    39
   OUR TAX STATUS ........................................................    39
   SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS ..........................    39
   CHARITABLE REMAINDER TRUSTS ...........................................    39
   NONQUALIFIED CONTRACTS ................................................    39
      Aggregation of Contracts ...........................................    39
      Exchanges of Annuity Contracts .....................................    40
      Loss of Interest Deduction Where Contracts are Held by or for the
         Benefit of Certain Non-Natural Persons ..........................    40
      Undistributed Gains ................................................    40
      Taxation of Annuity Payments .......................................    40
      Surrenders, Withdrawals and Death Benefits .........................    41
      Taxation of Death Benefit Proceeds .................................    41
      Penalty Tax on Premature Distributions .............................    41
      Diversification Requirements .......................................    42
      Puerto Rico Nonqualified Contracts .................................    43
   QUALIFIED CONTRACTS ...................................................    43
      Required Minimum Distributions .....................................    44
      Penalty Tax on Premature Distributions .............................    45
      Rollovers and Transfers ............................................    45
      Withholding on Rollover Distributions ..............................    46
      Conversions and Rollovers to Roth IRAs .............................    46
      Section 403(b) Qualified Plans .....................................    47
      Loans ..............................................................    47
      Puerto Rico Contracts Issued to Fund Retirement Plans ..............    48
   SEE YOUR OWN TAX ADVISER ..............................................    48
X. OTHER INFORMATION .....................................................    49
   ASSIGNMENT; CHANGE OF OWNER OR BENEFICIARY ............................    49
   BENEFICIARY ...........................................................    49
   SPOUSE ................................................................    49
   Code Section 72(s)  ...................................................    50
   PERFORMANCE INFORMATION ...............................................    50
   REPORTS ...............................................................    50
   VOTING PRIVILEGES .....................................................    51
   VARIATIONS IN CHARGES OR RATES FOR ELIGIBLE CLASSES ...................    51
   DISTRIBUTION OF CONTRACTS .............................................    51
   Confirmation Statements ...............................................    52
   STATEMENT OF ADDITIONAL INFORMATION ...................................    52
   FINANCIAL STATEMENTS ..................................................    53
APPENDIX A: DETAILS ABOUT FIXED INVESTMENT OPTIONS .......................   A-1
APPENDIX B: EXAMPLE OF WITHDRAWAL CHARGE .................................   B-1
APPENDIX C: OPTIONAL DEATH BENEFITS ......................................   C-1
APPENDIX D: QUALIFIED PLAN TYPES .........................................   D-1
APPENDIX U: ACCUMULATION UNIT VALUE TABLES ...............................   U-1

                          I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 ACT: The Investment Company Act of 1940, as amended.

ACCUMULATION PERIOD: The period between the issue date of the Contract and its Maturity Date.

ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.

ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an "Annuitant," the second person named is referred to as "co-Annuitant." The "Annuitant" and "co-Annuitant" are referred to collectively as "Annuitant." The "Annuitant" is as designated on the Contract specification page or in the application.

ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on the first page of this Prospectus. You can send overnight mail to us at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.

ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY PERIOD: The period when we make annuity payments to you following the Maturity Date.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract. The Beneficiary is as specified in the application, unless changed.


BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading on the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.


CODE: The Internal Revenue Code of 1986, as amended.

COMPANY: John Hancock Life Insurance Company (U.S.A.).

CONTRACT: The Variable Annuity Contract described by this Prospectus.

CONTRACT ANNIVERSARY: The anniversary of the date the Contract was issued.

CONTRACT VALUE: The total of the Investment Account values attributable to the Contract.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

GENERAL ACCOUNT: All of the Company's assets other than assets in its Separate Account or in any other separate account it may maintain.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners. We refer to the Variable Investment Options and the Fixed Investment Option together as Investment Options.

JHLICO: John Hancock Life Insurance Company.

JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).

MATURITY DATE: The date on which we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed.

NONQUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the Ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed.

PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

PROSPECTUS: This Prospectus that describes interests in the Contract.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

RIDER: An optional benefit that you may have elected for an additional charge.

SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account
Q. A separate account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.

SUB-ACCOUNT: A Sub-Account of the Separate Account. Each Sub-Account invests in shares of a specific Portfolio.

SURRENDER VALUE: The total value of a Contract, after any market value adjustment, minus the annual Contract fee, any applicable premium tax, and any applicable Rider charges, and any withdrawal charges (if applicable). We will determine the amount surrendered or withdrawn as of the date we receive your request in proper form at the Annuities Service Center.

UNPAID LOAN: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Sub-Accounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Sub-Account of the Separate Account that invests in shares of a specific Portfolio.

WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax proportional share of administrative fee and market value adjustment, to process a withdrawal.

                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.


We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, some terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchase a Contract. These variations will be reflected in your Contract or in a Rider attached to your Contract. We disclose all material variations in this Prospectus.


The Contracts described in this Prospectus are no longer offered for sale, however, you may make Additional Purchase Payments as permitted under your Contract. This Prospectus contains information that you should know before you buy a Contract or exercise any of your rights under the Contract.

Prospectuses for Contracts often undergo certain changes in their terms from year to year to reflect changes in the Contracts. The changes include such things as the liberalization of benefits, the exercise of rights reserved under a Contract, the alteration of administrative procedures and changes in the Investment Options available. Any such change may or may not apply to Contracts issued prior to the effective date of the change. This product Prospectus reflects the status of the product as of the date of this Prospectus. This Prospectus contains information about other products. Therefore, this Prospectus may contain information that is inapplicable to your Contract. You should consult your Contract to verify whether any particular provision applies to you and whether you may elect any particular Investment Option.

The Variable Investment Options shown on the first page of this Prospectus are those available as of the date of this Prospectus. Not all Variable Investment Options are available to all Contracts. We may add, modify or delete Variable Investment Options in the future.

When you select one or more of these Variable Investment Options, we invest your money in NAV shares of a corresponding Portfolio of the John Hancock Trust or in a corresponding Portfolio of M Fund, Inc (we refer to the John Hancock Trust and M Fund, Inc. as the "Series Portfolios.") The Series Portfolios are so-called "series" type mutual funds registered with the SEC. The investment results of each Variable Investment Option you select will depend on those of the corresponding Portfolio of the applicable Series Portfolio. Each of the Portfolios is separately managed and has its own investment objective and strategies. The applicable Series Portfolio's prospectus contains detailed information about its Portfolios. Be sure to read that Series Portfolio's prospectus before selecting any of its corresponding Variable Investment Options.

For amounts you don't wish to invest in a Variable Investment Option, you may be able to invest these amounts in a currently offered Fixed Investment Option if permitted by your Contract. We invest the assets allocated to a Fixed Investment Option in our General Account and they earn interest at a fixed rate, declared by us, subject to a minimum rate stated in your Contract. We will not make available any Fixed Investment Option offering a guaranteed rate below 3%. If you remove money from any Fixed Investment Option prior to its expiration, however, we may increase or decrease your Contract's value to compensate for changes in interest rates that may have occurred subsequent to the beginning of that Fixed Investment Option. This is known as a "market value adjustment."

In addition to the transfer restrictions that we impose, the John Hancock Trust and M Fund, Inc. also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

We refer to the Variable Investment Options and any available Fixed Investment Option together as Investment Options.

The annuity described in this Prospectus may have been sold on a group basis. If you purchased the annuity under a group contract, you were issued a group certificate. If that is the case, the word "Contract" as used in this Prospectus should be interpreted as meaning the certificate issued to you under the group contract.

SECTION 403(B) QUALIFIED PLANS. We currently are not offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan"). If you had purchased this Contract for use in a Section 403(b) Qualified Plan, your employer, the Plan's administrator, or the Plan's sponsor may request that we enter into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"). Unless contained in an Information Sharing Agreement, we may receive a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together the "Required Documentation").

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

For more information regarding Section 403(b) Qualified Plans, please see Appendix D: "Qualified Plan Types," or you may request a copy of the Statement of Additional Information from the Annuities Service Center.

The Contracts are not available in all states. Certain features of the Contracts, including optional benefit Riders, may not have been available or may have been modified for Contracts issued in various states. YOU SHOULD REVIEW YOUR CONTRACT, OR CONTACT THE ANNUITIES SERVICE CENTER, FOR ADDITIONAL INFORMATION. You should disregard all references in the Prospectus to benefits that are NOT available in your state.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

                                 III. Fee Tables

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES APPLICABLE TO BUYING, OWNING AND SURRENDERING A REVOLUTION VALUE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAID AT THE TIME THAT YOU BOUGHT THE CONTRACT AS WELL AS THE FESS AND EXPENSES YOU WILL PAY WHEN YOU MAKE ADDITIONAL PURCHASES UNDER THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER ACCOUNT VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES(1)               REVOLUTION VALUE
--------------------------------------             -------------------
Maximum Withdrawal Charge
   (as % of amount withdrawn or surrendered) (2)   7% for the 1st year
                                                   6% for the 2nd year
                                                   5% for the 3rd year
                                                   4% for the 4th year
                                                   3% for the 5th year
                                                   2% for the 6th year
                                                   1% for the 7th year
                                                      0% thereafter
Maximum transfer charge(3)                                 $25

(1) State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment.

(2) This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of Purchase Payment.

(3) This charge is not currently imposed, but we reserve the right to do so in the Contract. If we do, it will be taken upon each transfer into or out of any Investment Option beyond an annual limit of not less than 12.

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE FEES AND EXPENSES PAID AT THE PORTFOLIO LEVEL.


                                                                    REVOLUTION VALUE
                                                                    VARIABLE ANNUITY
                                                                    ----------------
   Maximum Annual Contract Fee(4)                                          $50
   Current Annual Contract Fee(5)                                          $30
SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE
   ACCOUNT VALUE) (6)
   Asset-Based Charge (7)                                                 1.25%
OPTIONAL BENEFIT RIDER CHARGES (AS A PERCENTAGE OF YOUR
   CONTRACT'S TOTAL VALUE UNLESS OTHERWISE STATED) (8)
   Accumulated Value Enhancement
   ("CARESolutions Plus") Rider (as a percentage of your initial     Maximum: 1.00%
      Purchase Payment)(9)                                           Current: 0.35%
   Earnings Enhancement ("Beneficiary Tax Relief") Death Benefit
      Rider                                                               0.25%
   Enhanced Death Benefit Rider (10)                                      0.25%
   Guaranteed Retirement Income Benefit Rider(11)                         0.30%
   Waiver of Withdrawal Charge ("CARESolutions") Rider(12)                0.10%


(4) This charge is not currently imposed, and would only apply to Revolution Value Contracts of less than $50,000.

(5) This charge applies only to Revolution Value Variable Annuity Contracts of less than $50,000. It is taken at the end of each Contract Year but, if you surrender a Contract before then, it will be taken at the time of surrender.

(6) This charge only applies to that portion of account value held in the Variable Investment Options. The charge does not apply to amounts in the Fixed Investment Options or in the guarantee rate account under our dollar-cost averaging value program.


(7) This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.



(8) Charges for optional benefit Riders are assessed monthly. The monthly charge is 1/12th of the annual charge shown in the table.



(9) This Rider is available only if you purchased the Waiver of Withdrawal Charge Rider as well. We do not currently impose the maximum charge shown, but reserve the right to increase the annual charge shown on a uniform basis for all Accumulated Value Enhancement Riders issued in the same state.



(10) In certain states (and for Riders issued prior to May 1, 2002), the rate for the Enhanced Death Benefit Rider may be lower than the amount shown.



(11) This Rider is not available for Contracts issued after April 30, 2004.



(12) The charge is shown as a percentage of that portion of your Contract's total value attributable to Purchase Payments that are still subject to withdrawal charges.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                 MINIMUM   MAXIMUM
-----------------------------------------                 -------   -------
Range of expenses that are deducted from Portfolio
   assets, including management fees and other expenses    0.25%     1.14%

EXAMPLES

The following two examples are intended to help you compare the cost of investing in Contracts with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

The first example assumes that you invest $10,000 in a Contract with the following optional benefit Riders: Waiver of Withdrawal Charge Rider, Enhanced Death Benefit Rider, Earnings Enhancement Death Benefit Rider, Accumulated Value Enhancement Rider and Guaranteed Retirement Income Benefit Rider. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Revolution Value - maximum Portfolio-level total operating expenses

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
If you surrender the Contract at the end
   of the applicable time period:                    $1,063    $1,755    $2,456    $4,436
If you annuitize, or do not surrender the Contract
   at the end of the applicable time period:         $  433    $1,305    $2,187    $4,436

The next example assumes that you invest $10,000 in a Contract with no optional benefit Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Revolution Value - minimum Portfolio-level total operating expenses

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
If you surrender the Contract at the end of
   the applicable time period:                        $784      $925     $1,092    $1,808
If you annuitize, or do not surrender the Contract
   at the end of the applicable time period:          $154      $479     $  827    $1,808

THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE.


AS NOTED IN THE FOOTNOTES TO THE TABLE, FOR CERTAIN PORTFOLIOS JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, INC. (THE "ADVISER") HAS AGREED TO WAIVE A PORTION OF ITS FEES OR REIMBURSE THE PORTFOLIO FOR EXPENSES WHEN, AND TO THE EXTENT THAT, THE NET OPERATING EXPENSES EXCEED AN AGREED UPON EXPENSE LIMITATION. THE ADVISOR MAY RECAPTURE OPERATING EXPENSES REIMBURSED OR FEES WAIVED UNDER PREVIOUS EXPENSE LIMITATION OR WAIVER ARRANGEMENTS FOR A PERIOD OF THREE YEARS FOLLOWING THE BEGINNING OF THE MONTH IN WHICH SUCH REIMBURSEMENT OR WAIVER OCCURRED.


PORTFOLIO ANNUAL EXPENSES (as a percentage of Portfolio average net assets for the fiscal year ended December 31, 2009, except as stated in the Notes that follow this table, rounded to two decimal places).



                                                                           ACQUIRED
                                               DISTRIBUTION                PORTFOLIO    TOTAL ANNUAL    CONTRACTUAL       NET
                                  MANAGEMENT    AND SERVICE     OTHER        FEES         OPERATING       EXPENSE      OPERATING
PORTFOLIO/SERIES                     FEE       (12B-1) FEES   EXPENSES   AND EXPENSES   EXPENSES (1)   REIMBURSEMENT    EXPENSES
----------------                  ----------   ------------   --------   ------------   ------------   -------------   ---------
500 INDEX B(2)
Series NAV                           0.47%         0.00%        0.02%        0.00%          0.49%          -0.24%        0.25%
ACTIVE BOND
Series NAV                           0.60%         0.00%        0.03%        0.00%          0.63%           0.00%        0.63%
BLUE CHIP GROWTH(3)
Series NAV                           0.78%         0.00%        0.03%        0.00%          0.81%           0.00%        0.81%
CAPITAL APPRECIATION
Series NAV                           0.72%         0.00%        0.03%        0.00%          0.75%           0.00%        0.75%
EQUITY-INCOME(3)
Series NAV                           0.79%         0.00%        0.03%        0.00%          0.82%           0.00%        0.82%
FINANCIAL SERVICES
Series NAV                           0.83%         0.00%        0.08%        0.00%          0.91%           0.00%        0.91%
GLOBAL BOND(4)
Series NAV                           0.70%         0.00%        0.07%        0.00%          0.77%           0.00%        0.77%
HEALTH SCIENCES
Series NAV                           1.05%         0.00%        0.09%        0.00%          1.14%           0.00%        1.14%
HIGH YIELD
Series NAV                           0.66%         0.00%        0.04%        0.00%          0.70%           0.00%        0.70%
INTERNATIONAL EQUITY INDEX B(2)
Series NAV                           0.54%         0.00%        0.04%        0.00%          0.58%          -0.24%        0.34%
INTERNATIONAL VALUE(5, 6)
Series NAV                           0.82%         0.00%        0.12%        0.00%          0.94%          -0.01%        0.93%
LIFESTYLE BALANCED
Series NAV                           0.04%         0.00%        0.02%        0.73%          0.79%           0.00%        0.79%
MID CAP INDEX
Series NAV                           0.47%         0.00%        0.03%        0.00%          0.50%           0.00%        0.50%
MID CAP STOCK
Series NAV                           0.84%         0.00%        0.05%        0.00%          0.89%           0.00%        0.89%
MID VALUE
Series NAV                           0.96%         0.00%        0.05%        0.00%          1.01%           0.00%        1.01%
MONEY MARKET B(2, 7)
Series NAV                           0.49%         0.00%        0.04%        0.00%          0.53%          -0.25%        0.28%
OPTIMIZED ALL CAP
Series NAV                           0.68%         0.00%        0.02%        0.00%          0.70%           0.00%        0.70%
REAL ESTATE SECURITIES
Series NAV                           0.70%         0.00%        0.04%        0.00%          0.74%           0.00%        0.74%
SHORT TERM GOVERNMENT INCOME
Series NAV                           0.57%         0.00%        0.19%        0.00%          0.76%           0.00%        0.76%
SMALL CAP GROWTH
Series NAV                           1.06%         0.00%        0.04%        0.00%          1.10%           0.00%        1.10%
SMALL CAP INDEX
Series NAV                           0.48%         0.00%        0.03%        0.00%          0.51%           0.00%        0.51%
SMALL CAP VALUE
Series NAV                           1.06%         0.00%        0.05%        0.00%          1.11%           0.00%        1.11%
TOTAL BOND MARKET B(2)
Series NAV                           0.47%         0.00%        0.05%        0.00%          0.52%          -0.27%        0.25%

                                                                           ACQUIRED
                                               DISTRIBUTION                PORTFOLIO    TOTAL ANNUAL    CONTRACTUAL       NET
                                  MANAGEMENT    AND SERVICE     OTHER        FEES         OPERATING       EXPENSE      OPERATING
PORTFOLIO/SERIES                     FEE       (12B-1) FEES   EXPENSES   AND EXPENSES   EXPENSES (1)   REIMBURSEMENT    EXPENSES
----------------                  ----------   ------------   --------   ------------   ------------   -------------   ---------
TOTAL RETURN
Series NAV                           0.68%         0.00%        0.04%        0.00%          0.72%           0.00%        0.72%
TOTAL STOCK MARKET INDEX
Series NAV                           0.49%         0.00%        0.03%        0.00%          0.52%           0.00%        0.52%



                                                                           ACQUIRED
                                               DISTRIBUTION                PORTFOLIO    TOTAL ANNUAL     CONTRACTUAL          NET
                                  MANAGEMENT    AND SERVICE     OTHER      FEES AND       OPERATING        EXPENSE         OPERATING
PORTFOLIO/SERIES                     FEE       (12B-1) FEES   EXPENSES     EXPENSES     EXPENSES (1)   REIMBURSEMENT (8)    EXPENSES
----------------                  ----------   ------------   --------   ------------   ------------   -----------------   ---------
M FUND, INC. :
   M Business Opportunity Value
      Fund                           0.63%         0.00%        0.31%        0.00%          0.94%            0.06%           0.88%
   M Capital Appreciation Fund       0.90%         0.00%        0.23%        0.00%          1.13%            0.00%           1.13%
   M International Equity Fund       0.69%         0.00%        0.26%        0.00%          0.95%            0.01%           0.94%
   M Large Cap Growth Fund (9)       0.49%         0.00%        0.34%        0.00%          0.83%            0.09%           0.74%



(1) The "Total Annual Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies ("Acquired Portfolio Fees and Expenses"). The Total Annual Operating Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the Portfolio prospectus, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are based on the estimated indirect net expenses associated with the Portfolio's investment in the underlying Portfolios.



(2) John Hancock Trust ("JHT") sells shares of these Portfolios only to certain variable life insurance and variable annuity separate accounts of John Hancock Life Insurance Company (U.S.A.) and its affiliates. As reflected in the table, each Portfolio is subject to an expense cap pursuant to an agreement between JHT and John Hancock Investment Management Services, LLC (the "Adviser") as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the Portfolio) in an amount so that the rate of the Portfolio's "Total Annual Operating Expenses" does not exceed its "Net Operating Expenses" as listed in the table above. A Portfolio's "Total Annual Operating Expenses" includes all of its operating expenses including advisory and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the Portfolio not incurred in the ordinary course of the Portfolio's business. Under the agreement, the Adviser's obligation to provide the expense cap will remain in effect until April 30, 2011 and will terminate after that date only if JHT, without the prior written consent of the Adviser, sells shares of the Portfolio to (or has shares of the Portfolio held by) any person other than the separate accounts and other persons specified in the agreement.



(3) The advisory fees were restated to reflect the new advisory agreement effective May 1, 2010.



(4) "Other Expenses" exclude Extraordinary Expenses incurred during the fiscal year ended December 31, 2009. Had these fees been included, "Other Expenses" would have been 0.08%.



(5) The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio does not exceed 0.45% of the Portfolio's average net assets. This advisory fee waiver will remain in place until April 30, 2011.



(6) "Other Expenses" includes an estimated expense based on new contractual custody agreement that became effective April 1, 2009.



(7) "Other Expenses" exclude Extraordinary Expenses incurred during the fiscal year ended December 31, 2009. Had these fees been included, "Other Expenses" would have been 0.05%.



(8) For the period from May 1, 2010 to April 30, 2011, the adviser, M Fund, Inc., has contractually agreed to reimburse each Portfolio for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a Portfolio's annualized daily average net assets. Prior to May 1, 2010, the adviser had contractually agreed to reimburse each Portfolio for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a Portfolio's annualized daily average net assets.



(9) Effective October 12, 2009, the management fee of the Portfolio increased from 0.45% of the Portfolio's average daily net assets to 0.65% of the first $50 million, 0.60% of the next $50 million and 0.55% of amounts in excess of $100 million of the average daily net assets of the Portfolio. Effective October 12, 2009, the Turner Core Growth Fund changed managers from Turner Investment Partners to DSM Capital Partners, LLC. Also effective on October 12, 2009, the Turner Core Growth Fund's name changes to the M Large Cap Growth Fund.

                              IV. Basic Information

WHAT IS THE CONTRACT?

The Contract is a deferred payment variable annuity contract. An "annuity contract" provides a person (known as the "Annuitant" or "payee") with a series of periodic payments. Because this Contract is also a "deferred payment" contract, the annuity payments will begin on a future date, called the Contract's Maturity Date. Under a "variable annuity" contract, the amount you have invested can increase or decrease in value daily based upon the value of the Variable Investment Options chosen. If your annuity is provided under a master group contract, the term "Contract" as used in this Prospectus refers to the certificate you were issued and not to the master group contract.

WHO OWNS THE CONTRACT?

Unless the Contract provides otherwise, the Owner of the Contract is the person who can exercise the rights under the Contract, such as the right to choose the Investment Options or the right to surrender the Contract. In many cases, the person buying the Contract will be the Owner. However, you are free to name another person or entity (such as a trust) as Owner. In writing this Prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion. If a Contract has joint Owners, both must join in any written notice or request.

IS THE OWNER ALSO THE ANNUITANT?

In many cases, the same person is both the Annuitant and the Owner of a Contract. The Annuitant is the person whose lifetime is used to measure the period of time when we make various forms of annuity payments. Also, the Annuitant receives payments from us under any Annuity Option that commences during the Annuitant's lifetime. We may permit you to name another person as Annuitant or joint Annuitant if that person meets our underwriting standards. We may also permit you to name as joint Annuitants two persons other than yourself if those persons meet our underwriting standards.

HOW CAN I INVEST MONEY IN A CONTRACT?

Purchase Payments

We call the investments you make in your Contract Payments or Purchase Payments. The Contracts described in this Prospectus are no longer available for sale, however, the minimum initial Purchase Payment requirements for the Contracts are outlined in the table below, along with the minimum Purchase Payment for each Additional Purchase Payment into the Contracts. If you purchased your Contract through the automatic investment plan, different minimums may apply. If your Contract's total value ever falls to zero, we may terminate it. Therefore, you may need to pay more Additional Purchase Payments to keep the Contract in force.

 MINIMUM INITIAL   MINIMUM ADDITIONAL      MINIMUM DIRECT DEPOSIT
PURCHASE PAYMENT    PURCHASE PAYMENT    ADDITIONAL PURCHASE PAYMENT
----------------   ------------------   ---------------------------
     $5,000               $200                      $100

Currently, we do not enforce these minimum Additional Purchase Payment amounts, but may do so in the future.

Initial Purchase Payment

When we received your initial Purchase Payment and all necessary information, we issued your Contract and invested your initial Purchase Payment. If the information was not in good order, we contacted you to get the necessary information. If for some reason, we were unable to complete this process within 5 Business Days, we either sent back your money or received your permission to keep it until we received all of the necessary information.

In certain situations, we may have issued a Contract upon receiving the order of your broker-dealer or financial institution but delayed the effectiveness of the Contract until we received your signed application. In those situations, if we did not receive your signed application within our required time period, we deemed the Contract void from the beginning and returned your Purchase Payment. We may not have issued a Contract if any proposed Owner or Annuitant was older than age 84. We may also have limited your ability to purchase multiple Contracts on the same Annuitants or Owners. We may, however, have waived either of these underwriting limits.

Issue Date and Contract Year

We measure the years and anniversaries of your Contract from its date of issue. We use the term Contract Year to refer to each period of time between anniversaries of your Contract's date of issue. We did not issue a Contract if the proposed Annuitant was older than age 84.

Limits on Additional Purchase Payments

You can make Purchase Payments of up to $1,000,000 in any one Contract Year. The total of all new Purchase Payments and transfers that you may allocate to any one Variable Investment Option or Fixed Investment Option in any one Contract Year may not exceed $1,000,000. While the Annuitant is alive and the Contract is in force, you can make Purchase Payments at any time before the Maturity Date. However,

                                   YOU MAY NOT MAKE ANY PURCHASE PAYMENTS
IF YOUR CONTRACT IS USED TO FUND       AFTER THE ANNUITANT REACHES AGE
--------------------------------   --------------------------------------
A Qualified Plan                                   70 1/2(1)
A Non Qualified Plan                                  85

(1)  except for a Roth IRA, which has an age limit of 85.

We may waive any of these limits on Purchase Payments.

Ways to Make Additional Purchase Payments.

Additional Purchase Payments made by check or money order must be:

     -    drawn on a U.S. bank;

     -    drawn in U.S. dollars; and

     -    made payable to "John Hancock" and sent to the Annuities Service
          Center.


We credit any Additional Purchase Payments to your Contract received by mail or wire transfer at the close of the Business Day in which we receive them in good order at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive an Additional Purchase Payment after the close of a Business Day, we will credit it to your Contract on the next Business Day.


We will not accept credit card checks. Nor will we accept starter or third party checks that fail to meet our administrative requirements. Additional Purchase Payments should be sent to the Annuities Service Center at the address shown on the cover of this Prospectus. You can find information about other methods of making Purchase Payments by contacting us.

Additional Purchase Payments by Wire.

You may transmit Additional Purchase Payments by wire through your bank to our bank, as long as you provide appropriate instructions with the transmittal to identify your Contract, and the selected Investment Options (unless you have provided us with standing allocation instructions). Information about our bank, our account number, and the ABA routing number may be obtained from the Annuities Service Center. Banks may charge a fee for wire services.

If your wire order is complete, we will invest the Additional Purchase Payment in your selected Investment Options as of the day we received the wire order. If the wire order is incomplete for an identified Contract, we will immediately return it.

HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME?

Variable Investment Options

You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Sub-Account of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectus contains a full description of a Portfolio. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct - see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select and/or upon the interest we credit on each Fixed Investment Option you select.


You bear the investment risk that your Contract Value will increase or decrease to reflect the investment results of the Contract's investment Portfolios. Although a Portfolio may invest in other underlying Portfolios, you will not have the ability to make those investment decisions. You (and your financial advisor) should carefully consider the features of other variable annuity contracts offered by us or by other life insurance companies, before submitting an Additional Purchase Payment if you would prefer a broader range of investment options.

Fixed Investment Options

The amount you've invested in a Fixed Investment Option will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option you select. In states where approved, we currently make available various Fixed Investment Options with durations of up to five years, and we may make one or more additional Fixed Investment Options available for Contracts issued before September 30, 2002. As long as you keep your money in a Fixed Investment Option until its expiration date, we bear all the investment risk on that money.

However, if you prematurely transfer, "surrender" or otherwise withdraw money from a Fixed Investment Option we will increase or reduce the remaining value in your Contract by an amount that approximates the impact that any changes in interest rates would have had on the market value of a debt instrument with terms comparable to that Fixed Investment Option. This "market value adjustment" (or "MVA") imposes investment risks on you. We describe how the market value adjustments work in "Calculation of Market Value Adjustment ("MVA")."

WHAT ANNUITY BENEFITS DOES THE CONTRACT PROVIDE?

If your Contract is still in effect on its Maturity Date, it enters what is called the Annuity Period. During the Annuity Period, we make a series of fixed or variable payments to you as provided under one of our several Annuity Options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the Maturity Date. Therefore, you should exercise care in selecting your Maturity Date and your choices that are in effect on that date.

You should carefully review the discussion under "VIII. The Annuity Period" for information about all of these choices you can make.

TO WHAT EXTENT CAN JOHN HANCOCK USA VARY THE TERMS AND CONDITIONS OF THE CONTRACTS?

State Law Insurance Requirements

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material features and benefits in this Prospectus.

Variations in Charges or Rates

We may vary the charges, durations of Fixed Investment Options, rates and other terms of our Contracts where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the Contracts. These include the types of variations discussed under the "Variations in Charges or Rates for Eligible Classes" section of this Prospectus.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

     - full or partial withdrawals (including surrenders and systematic withdrawals);


     -    payment of any death benefit proceeds;



     -    periodic payments under one of our annuity payment options;



     -    certain ownership changes; and



     -    any loan, assignment or pledge of the Contract as collateral.


How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

     -    the type of the distribution;

     -    when the distribution is made;

     -    the nature of any Qualified Plan for which the Contract is being used;
          and

     -    the circumstances under which the payments are made.


If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible or excludible from income.


A 10% tax penalty applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you paid or on any earnings under the Contract.






CONTRACTS PURCHASED AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, INCLUDING AN IRA, DO NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX-DEFERRAL BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLANS PURCHASE OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR FINANCIAL PROFESSIONAL SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS, ANNUITY LIFETIME INCOME OPTIONS, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.



We provide additional information on taxes in the Federal Tax Matters section of this Prospectus. We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and a qualified tax advisor regarding the suitability of the Contract.


HOW CAN I CHANGE MY CONTRACT'S INVESTMENT OPTIONS?

Allocation of Purchase Payments

When you applied for your Contract, you specified the Variable Investment Options or Fixed Investment Options (together, your Investment Options) in which your Purchase Payments will be allocated. You may change this investment allocation for future Purchase Payments at any time. Any change in allocation will be effective as of the receipt of your request at the Annuities Service Center.

We do not impose a limit on the number of Investment Options to which you may allocate Purchase Payments at any one time during the accumulation period. For limits imposed during the annuity period, please see "Choosing Fixed or Variable Annuity Payments" in "VIII. The Annuity Period."


Transfers among Investment Options



During the Accumulation Period, you may transfer amounts held in one Investment Option to any other Investment Option. To make a transfer, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.



You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see "Telephone and Electronic Transactions," above). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. Although your Contract may impose restrictions on the maximum dollar amount that may be transferred among Variable Investment Options, we currently do not enforce these restrictions. A confirmation of each transfer will be sent to you.


Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to impose a charge of up to $25 for any transfer beyond the annual limit (transfers out of a Fixed Investment Option may, however, incur a market value adjustment - either positive or negative).

WE HAVE ADOPTED A POLICY AND PROCEDURES TO RESTRICT FREQUENT TRANSFERS OF CONTRACT VALUE AMONG VARIABLE INVESTMENT OPTIONS.

Variable investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option since such activity may expose the variable investment option's underlying Portfolio to increased investment portfolio transaction costs (affecting the value of the shares) and/or disrupt the Portfolio manager's ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for the Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Portfolio are determined ending at the close of daytime trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to any of our dollar cost averaging programs; or our Strategic Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its fixed investment period, (c) transfers made within a prescribed period before and after a substitution of Portfolios and (d) transfers made during the Annuity Period (these transfers are subject to a 30 day notice requirement, however, as described in the "Variable Monthly Annuity Payments - Transfers during the Annuity Period" section of this Prospectus). Under the Separate Account's policy and procedures, Contract Owners may transfer to a Money Market Investment Option even if the two transfer per month limit has been reached if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30 calendar day period after such transfer, no subsequent transfers from that Money Market Investment Option to another Variable Investment Option may be made. We apply the Separate Account's policy and procedures uniformly to all Contract Owners.


We reserve the right to take other actions at any time to restrict trading, including, but not limited to:

     -    restricting the number of transfers made during a defined period;

     -    restricting the dollar amount of transfers;

     - restricting the method used to submit transfers (e.g., changing telephone and facsimile procedures to require that transfer requests be submitted in writing via U.S. mail); and

     -    restricting transfers into and out of certain Sub-Accounts.

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios. We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law), and to prohibit a transfer less than 30 days prior to the Contract's Maturity Date, and to reimpose the annual limit of 12 transfers as stated in your Contract.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing disruptive frequent trading activity and avoid harm to long-term investors. If we are unsuccessful in restricting disruptive frequent trading activity, the Portfolios may incur higher brokerage costs and may maintain higher cash levels, limiting their ability to achieve their investment objective.

DURING THE ANNUITY PERIOD, YOU MAY NOT MAKE ANY TRANSFER THAT WOULD RESULT IN MORE THAN FOUR INVESTMENT OPTIONS BEING USED AT ONCE. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply.

In addition to the transfer restrictions that we impose, the John Hancock Trust and M Fund, Inc. also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Procedure for Transferring Your Assets

You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the Annuities Service Center. Your request should include:

     -    your name;

     -    daytime telephone number;

     -    Contract number;

     - the names of the Investment Options to and from which assets are being transferred; and

     -    the amount of each transfer.

Your request becomes effective at the close of the Business Day in which we receive it, in proper form at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive a transfer request, in proper form, after the close of a Business Day, it will become effective at the end of the next Business Day.

Telephone and Electronic Transactions

If you complete a special authorization form, we will permit you to request transfers and withdrawals by telephone. We will also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the Internet. You can contact us at the applicable telephone number or Internet address shown on the first page of this Prospectus.



To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the Internet by sending us instructions in a form acceptable to us.



We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:


     -    any loss or theft of your password; or

     -    any unauthorized use of your password.


We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.



All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or e-delivery of a confirmation statement of the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus to find out whether e-delivery is available in your area and, if so, how to register for it. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.



We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.


Dollar Cost Averaging Programs

Under our STANDARD DOLLAR-COST AVERAGING PROGRAM, you may elect, at no cost, to automatically transfer assets from any Variable Investment Option to one or more other Variable Investment Options on a monthly, quarterly, semiannual, or annual basis. The following conditions apply to the standard dollar cost averaging program:

     - you may change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone;

     -    you may discontinue the program at any time;

     - the program automatically terminates when the Variable Investment Option from which we are taking the transfers has been exhausted; and

     - automatic transfers to or from Fixed Investment Options are not permitted under this program.

We reserve the right to suspend, modify or terminate the program at any time.

Under our DOLLAR-COST AVERAGING VALUE PROGRAM, you may elect to deposit any new Purchase Payment of $5,000 or more in a guarantee rate account that we call the "DCA rate account." For Contracts issued after April 30, 2004, your deposits under this program will be depleted over a 6 month period. For Contracts issued prior to May 1, 2004, the assets in this account attributable to a new Purchase Payment will be transferred automatically to one or more Variable Investment Options over a period that is equal in length (i.e., either 6 months or 12 months) to the period you initially selected. A new period will begin on the date each new Purchase Payment is deposited in the DCA rate account program with respect to that Purchase Payment. At the time of each deposit into this program, you must tell us in writing:

     -    that your deposit should be allocated to this program; and

     -    the Variable Investment Options to which assets will be transferred;
          and

     - the percentage amount to be transferred to each such Variable Investment Option.

Transfers to Fixed Investment Options are not permitted under this program, and transfers of your account value from a Variable Investment Option are not currently permitted to initiate the program. (You may, however, change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone.)

Your participation in the dollar-cost averaging value program will end if you request a partial withdrawal from the DCA rate account, or if you request a transfer from the DCA rate account that is in addition to the automatic transfers.

You may not use the standard dollar-cost averaging program and the dollar-cost averaging value program at the same time.


The dollar-cost averaging programs allow investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the dollar-cost averaging programs do not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the dollar-cost averaging programs do not protect you from market fluctuations in the Variable Investment Option from which we are taking the transfers. If you are interested in either dollar-cost averaging program, you may elect to participate in that program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. You may elect out of the dollar-cost averaging programs at any time.



You should consult with your financial professional to assist you in determining whether the dollar-cost averaging programs and the Variable Investment Option from which we are taking the transfers are suited for your financial needs and investment risk tolerance.


Special Transfer Services - Asset Rebalancing Program


We administer an Asset Rebalancing program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.


We will permit asset rebalancing only on the following time schedules:

     - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

     - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

     - annually on December 26th (or the next Business Day if December 26th is not a Business Day).

WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?


We assess charges and deductions under the Contract against Purchase Payments, Contract Values or withdrawals. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolios' prospectuses.


Asset-Based Charges


We deduct Separate Account expenses daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks that we assume under the Contracts. The total Separate Account annual expenses are 1.25% as a percentage of average account value. This charge does not apply to assets you have in our Fixed Investment Options. We take the deduction proportionally from each Variable Investment Option you are then using.



In return for the mortality risk charge, we assume the risk that Annuitants as a class will live longer than expected, requiring us to pay a greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the Contracts may be higher than we expected when we set the level of the Contracts' other fees and charges, or that our revenues from such other sources will be less than expected. The rate of the mortality and expense risks charge cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any annuity option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, the mortality and expense risks charge is assessed although we bear only the expense risk and not any mortality risk.


Annual Contract Fee

We deduct a $30 annual Contract fee from Contracts of less than $50,000. We deduct this charge at end of each Contract Year. We also deduct it if you surrender your Contract, unless your Contract's total value, at the time of surrender, is above $50,000.

We take the deduction proportionally from each Variable Investment Option and each Fixed Investment Option you are then using. We reserve the right to increase the annual Contract fee up to $50.

Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.


In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.


               PREMIUM TAX RATE(1)
            ------------------------
STATE OR    QUALIFIED   NONQUALIFIED
TERRITORY   CONTRACTS     CONTRACTS
---------   ---------   ------------
CA            0.50%       2.35%
GUAM          4.00%       4.00%
ME(2)         0.00%       2.00%
NV            0.00%       3.50%
PR            1.00%       1.00%
SD(2)         0.00%       1.25%(3)
TX(4)         0.04%       0.04%
WV            1.00%       1.00%
WY            0.00%       1.00%

(1)  Based on the state of residence at the time the tax is assessed.

(2)  We pay premium tax upon receipt of Purchase Payment.

(3)  0.80% on Purchase Payments in excess of $500,000.


(4)  Referred to as a "maintenance fee."


Withdrawal Charge

If you withdraw some of your Purchase Payments from your Contract prior to the Maturity Date ("partial withdrawal") or if you surrender (turn in) your Contract, in its entirety, for cash prior to the Maturity Date ("total withdrawal" or "surrender"), we may assess a withdrawal charge. Some people refer to this charge as a "contingent deferred withdrawal load." We use this charge to help defray expenses relating to the sales of the Contracts, including commissions paid and other distribution costs.

HERE'S HOW WE DETERMINE THE CHARGE: In any Contract Year after the first, you may withdraw, free of charge, up to 10% of the difference between:

     -    the Purchase Payments made prior to the beginning of the Contract
          Year; and

     -    any partial withdrawals made prior to the beginning of the Contract
          Year.

We refer to this amount as the free withdrawal amount. However, if the amount you withdraw or surrender totals more than the free withdrawal amount during the Contract Year, we will assess a withdrawal charge on any amount of the excess that we attribute to Purchase Payments you made within seven years of the date of the withdrawal or surrender.

The withdrawal charge percentage depends upon the number of years that have elapsed from the date you paid the Purchase Payment to the date of its withdrawal, as follows:

                           MAXIMUM WITHDRAWAL CHARGE*
                 (as percentage amount withdrawn or surrenders)

First Year      7%
Second Year     6%
Third Year      5%
Fourth Year     4%
Fifth Year      3%
Sixth Year      2%
Seventh Year    1%
Thereafter      0%

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.

FREE WITHDRAWAL AMOUNTS: If you have any earnings in your Contract, you can always withdraw those earnings without any withdrawal charge. By "earnings," we mean the amount by which your Contract's total value exceeds the Purchase Payments you have paid and have not (as discussed below) already withdrawn. If your Contract doesn't have any earnings (or you have withdrawn them all) you can still make charge free withdrawals, unless and until all of your withdrawals during the same Contract Year exceed 10% of all of the Purchase Payments you have paid to date.

HERE'S HOW WE DETERMINE AND DEDUCT THE CHARGE: If the amount you withdraw or surrender totals more than the free withdrawal amount during the Contract Year, we will assess a withdrawal charge on any amount of the excess that we attribute to Purchase Payments you made within seven years of the date of the withdrawal or surrender.

The withdrawal charge percentage depends upon the number of years that have elapsed from the date you paid the Purchase Payment to the date of its withdrawal, as follows:

SOLELY FOR PURPOSES OF DETERMINING THE AMOUNT OF THE WITHDRAWAL CHARGE, WE ASSUME THAT THE AMOUNT OF EACH WITHDRAWAL THAT EXCEEDS THE FREE WITHDRAWAL AMOUNT (TOGETHER WITH ANY ASSOCIATED WITHDRAWAL CHARGE) IS A WITHDRAWAL FIRST FROM THE EARLIEST PURCHASE PAYMENT, AND THEN FROM THE NEXT EARLIEST PURCHASE PAYMENT, AND SO FORTH UNTIL ALL PAYMENTS HAVE BEEN EXHAUSTED. ONCE A PURCHASE PAYMENT HAS BEEN CONSIDERED TO HAVE BEEN "WITHDRAWN" UNDER THESE PROCEDURES, THAT PURCHASE PAYMENT WILL NOT ENTER INTO ANY FUTURE WITHDRAWAL CHARGE CALCULATIONS.

We deduct the withdrawal charge proportionally from each Variable Investment Option and each Fixed Investment Option being reduced by the surrender or withdrawal. For example, if 60% of the withdrawal amount comes from Investment Option "A" and 40% from Investment Option "B," then we will deduct 60% of the withdrawal charge from Investment Option "A" and 40% from Investment Option "B." If any such option has insufficient remaining value to cover the charge, we will deduct any shortfall from all of your other Investment Options, pro-rata based on the value in each. If your Contract as a whole has insufficient Surrender Value to pay the entire charge, we will pay you no more than the Surrender Value.

You will find examples of how we compute the withdrawal charge in Appendix B to this Prospectus.

WHEN WITHDRAWAL CHARGES DON'T APPLY: We don't assess a withdrawal charge in the following situations:

     - on amounts applied to an Annuity Option at the Contract's Maturity Date or to pay a death benefit;

     - on certain withdrawals if you have elected a Rider that waives the withdrawal charge; or

     - on amounts withdrawn to satisfy the minimum distribution requirements for Qualified Plans. (Amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however.)

HOW AN MVA AFFECTS THE WITHDRAWAL CHARGE: If you make a withdrawal from a Fixed Investment Option at a time when the related MVA results in an upward adjustment in your remaining value, we will calculate the withdrawal charge as if you had withdrawn that much more. Similarly, if the MVA results in a downward adjustment, we will compute any withdrawal charge as if you had withdrawn that much less.

Other Charges

If you purchased an optional benefit Rider, we will deduct the applicable charges for that benefit proportionally from each of your Investment Options, including the Fixed Investment Options, based on your value in each. We list these charges below:

OPTIONAL BENEFIT RIDER CHARGES (AS A PERCENTAGE OF YOUR CONTRACT'S TOTAL VALUE UNLESS OTHERWISE STATED) (1)

Accumulated Value Enhancement                                         Maximum: 1.00%
("CARESolutions Plus") Rider                                          Current: 0.35%
   as a percentage of your initial Purchase Payment)(2)
Earnings Enhancement ("Beneficiary Tax Relief") Death Benefit Rider        0.25%
Enhanced Death Benefit Rider (3)                                           0.25%
Guaranteed Retirement Income Benefit Rider(4)                              0.30%
Waiver of Withdrawal Charge ("CARESolutions") Rider(5)                     0.10%

(1) Charges for optional benefit Riders are assessed monthly. The monthly charge is 1/12th of the annual charge shown in the table.

(2) This Rider is available only if you purchased the Waiver of Withdrawal Charge Rider as well. We do not currently impose the maximum charge shown, but reserve the right to increase the annual charge shown on a uniform basis for all Accumulated Value Enhancement Riders issued in the same state.

(3) In certain states (and for Riders issued prior to May 1, 2002), the rate for the Enhanced Death Benefit Rider may be lower than the amount shown.

(4)  This Rider is not available for Contracts issued after April 30, 2004.

(5) The charge is shown as a percentage of that portion of your Contract's total value attributable to Purchase Payments that are still subject to withdrawal charges.

HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?

Surrenders and Partial Withdrawals

Prior to your Contract's Maturity Date, if the Annuitant is living, you may:

     -    surrender your Contract for a cash payment of its "Surrender Value;"
          or

     -    make a partial withdrawal of the Surrender Value.

Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under "IX. Federal Tax Matters." Among other things, if you make a full surrender or partial withdrawal from your Contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any taxable portion of the withdrawal.

We will deduct any partial withdrawal proportionally from each of your Investment Options based on the value in each, unless you direct otherwise.

We reserve the right to terminate your Contract if the value of your Contract becomes zero. You generally may not make any surrenders or partial withdrawals once we begin making payments under an Annuity Option. Your Contract also provides that, without our prior approval, you may not make a partial withdrawal for less than $100, or if the remaining total value of your Contract would be less than $1,000. We are not currently enforcing this limitation, but may do so in the future.

Your request to surrender your Contract or to make a partial withdrawal becomes effective at the close of the Business Day in which we receive it, in proper form at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive a request, in proper form, after the close of a Business Day, it will become effective at the end of the next Business Day.

We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request, complete with all necessary information, at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

     - the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     -    trading on the New York Stock Exchange is restricted;

     - an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; or

     - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchase a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any tax, and any applicable withdrawal charges. If you determine to continue the remaining Contract, we will reduce the benefit under any existing optional benefit Rider to the Contract in accordance with its terms.


TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "Federal Tax Matters"). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see "IX Federal Tax Matters" and the section titled "Qualified Plan Types" in the Statement of Additional Information ("SAI")).


We will deduct any partial withdrawal proportionally from each of your Investment Options based on the value in each, unless you direct otherwise. When you take a partial withdrawal, we deduct any applicable withdrawal charge as a percentage of the total amount withdrawn. We take any applicable withdrawal charge from the amount remaining in a Contract after we process the amount you request.

We reserve the right to terminate your Contract if the value of your Contract becomes zero. You generally may not make any surrenders or partial withdrawals once we begin making payments under an Annuity Option. Your Contract also provides that, without our prior approval, you may not make a partial withdrawal for less than $100, or if the remaining total value of your Contract would be less than $1,000. We are not currently enforcing this limitation, but may do so in the future.

Your request to surrender your Contract or to make a partial withdrawal becomes effective at the close of the Business Day in which we receive it, in proper form at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive a request, in proper form, after the close of a Business Day, it will become effective at the end of the next Business Day.

Signature Guarantee Requirements for Surrenders and Partial Withdrawals (Not Applicable to Contracts Issued in New Jersey)

We require that you obtain a signature guarantee on a surrender or partial withdrawal in the following circumstances:

     - You are requesting that we mail the amount withdrawn to an alternate address; or

     - You have changed your address within 30 days of the withdrawal request; or

     -    You are requesting a withdrawal in the amount of $250,000 or greater.


We must receive the original signature guarantee on your withdrawal request. We will not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or partial withdrawal as described above.


Waiver of Withdrawal Charge Rider

You may have purchased an optional waiver of withdrawal charge Rider when you applied for your Contract, as permitted by state law. The "covered persons" under the Rider are the Owner and the Owner's spouse, unless the Owner is a trust. If the Owner is a trust, the "covered persons" are the Annuitant and the Annuitant's spouse.

Under this Rider, we will waive withdrawal charges on any withdrawals, if all the following conditions apply to a "covered person":

     - a covered person becomes confined to a nursing home beginning at least 30 days after we issue your Contract;

     - such covered person remains in the nursing home for at least 90 consecutive days receiving nursing care; and

     - the covered person's confinement is prescribed by a doctor and medically necessary because of a covered physical or mental impairment.

In addition, depending on your state, the Rider may also provide for a waiver of withdrawal charges if a covered person has been diagnosed with a chronic, critical or terminal illness to the extent so provided in the Rider. In FL, the Rider does NOT provide a waiver of withdrawal charges if a "covered person" has been diagnosed with a critical illness. The waiver of withdrawal charge Rider in FL does provide benefits if a "covered person" satisfies the three conditions listed above, subject to the terms and conditions of this benefit.

At the time of application, you could not purchase this Rider: (1) if either of the covered persons was older than 74 years (79 for Contracts issued in NY) or
(2) in most states, if either of the covered persons was confined to a nursing home within the two years preceding your application.

There is a charge for this Rider, as set forth in the Fee Tables. This Rider (and the related charges) will terminate on the Contract's Maturity Date, upon your surrendering the Contract, or upon your written request that we terminate it.

If you purchased this Rider:

     - you and your immediate family will also have access to a national program designed to help the elderly maintain their independent living by providing advice about an array of eldercare services available to seniors; and

     - you will have access to a list of long-term care providers in your area who provide special discounts to persons who belong to the national program.

You should carefully review the tax considerations for optional benefit riders under "IX. Federal Tax Matters." For a more complete description of the terms and conditions of this benefit, you should refer directly to the Rider. We will provide you with a copy on request. In certain marketing materials, this Rider may be referred to as "CARESolutions."

Systematic Withdrawal Plan

Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a percentage or dollar amount from your Contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. Unless otherwise directed, we will deduct the requested amount from each applicable Investment Option in the ratio that the value of each bears to the Contract Value. Each systematic withdrawal is subject to any market value adjustment or withdrawal charge that would apply to an otherwise comparable non-systematic withdrawal. See "How Will the Value of My Investment in the Contract Change Over Time?" and "What Fees and Charges Will be Deducted from My Contract?" The same tax consequences also generally will apply.

You may cancel the systematic withdrawal plan at any time.

We reserve the right to modify the terms or conditions of the plan at any time without prior notice.

Telephone Withdrawals

If you complete a separate authorization form, you may make requests to withdraw a portion of your Contract Value by telephone. We reserve the right to impose maximum withdrawal amount and procedural requirements regarding this privilege. For additional information regarding telephone procedures, see "Telephone and Facsimile Transactions" in this Prospectus.

WHAT HAPPENS IF THE OWNER OR THE ANNUITANT DIES BEFORE MY CONTRACT'S MATURITY DATE?

Death Benefits - In General

The Contracts described in this Prospectus generally provide for distribution of death benefits if you die before a Contract's Maturity Date. The minimum death benefits provided under the Contracts differ, depending on when you purchased a Contract, our maximum limits on death benefits at that time, the jurisdiction in which we issued a Contract, and the age of the oldest Owner (or Annuitant) on the date of issue. We may pay death benefits in some cases on the Annuitant's death, instead of the Owner's death, if the Annuitant predeceases the Owner. In addition, you may have purchased a Contract with an optional death benefit Rider that will enhance the amount of death benefit. You should read your Contract carefully to determine the minimum death benefit and any enhanced death benefit payable during the Accumulation Period.

Distribution Requirements Following Death of Owner

If you did not purchase your Contract under a Qualified Plan, the Code requires that the following distribution provisions apply if you die. We summarize these provisions below. If your Contract has joint Owners, these provisions apply upon the death of the first to die.

IF YOU DIE BEFORE ANNUITY PAYMENTS HAVE BEGUN:

     - If the Contract's designated Beneficiary is your surviving spouse who falls within the definition of "spouse" under the federal Defense of Marriage Act, your spouse may continue the Contract as the new Owner without triggering adverse federal tax consequences. See "X. Other Information - Spouse." In that case:

          - we will not pay a death benefit but the total value of your Contract will equal the death benefit that would have been payable, including amounts payable under any optional benefit Riders; and

          - under the Contracts, any additional amount that we credit to your Contract will be allocated to the Investment Options in the same ratio as the investment allocations held at the time of death and will not be subject to any future surrender or withdrawal charges. If your spouse makes any Additional Purchase Payments (and if there are any unliquidated Purchase Payments at the time of your death), however, they will be subject to future surrender or withdrawal charges as provided in your Contract.

     - If the Beneficiary is not your surviving spouse OR if the Beneficiary is your surviving spouse but chooses not to continue the Contract, the "entire interest" (as discussed below) in a Contract on the date of your death must be:

          -    paid out in full within five years of your death; or

          - applied in full towards the purchase of a life annuity on the Beneficiary, or for a similar benefit payable over a period not extending beyond the life expectancy of the Beneficiary, with payments commencing within one year of your death.

Your "entire interest" in a Contract, as issued in most states, equals the standard death benefit (or any enhanced death benefit) for the Contract on the date of your death. If an earnings enhancement benefit Rider is then in force, the "entire interest" in most states will also include any earnings enhancement death benefit amount that may then be payable. If you are the Owner of a Contract issued in certain states (such as IL or MN), but not the last surviving Annuitant, the "entire interest" equals:

     - the Surrender Value if paid out in full within five years of your death, or

     - the total value of your Contract applied in full towards the purchase of a life annuity on the Beneficiary, or for a similar benefit payable over a period not extending beyond the life expectancy of the Beneficiary, with payments commencing within one year of your death.

YOU SHOULD REVIEW YOUR CONTRACT CAREFULLY TO DETERMINE THE "ENTIRE INTEREST" THAT WILL BE DISTRIBUTED UPON AN OWNER'S DEATH.

IF YOU DIE ON OR AFTER ANNUITY PAYMENTS HAVE BEGUN, any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.

The Code imposes very similar distribution requirements on Contracts used to fund Qualified Plans. We provide the required provisions for Qualified Plans in separate disclosures and endorsements.

DEATH BENEFITS FOLLOWING DEATH OF ANNUITANT. Our payment of the "standard" death benefit, and any enhanced death benefits, depends on the form of ownership and whether there is one Annuitant or joint Annuitants:

     - If your Contract is owned by a single natural person and has a single Annuitant, the death benefit is payable on the earlier of the Owner's death and the Annuitant's death.

     - If your Contract is owned by a single natural person and has joint Annuitants, the death benefit is payable on the earliest of the Owner's death (whether or not the Owner is also an Annuitant) and the last Annuitant's death.

     - If your Contract is owned by joint Owners and has a single Annuitant, the death benefit is payable on the earliest of the first Owner's death (whether or not the Owner is also an Annuitant) and the Annuitant's death.

     - If your Contract is owned by joint Owners and has joint Annuitants, the death benefit is payable on the earliest of the first Owner's death (whether or not the Owner is also an Annuitant) and the last Annuitant's death.

In certain states, such as IL and MN, the death benefit under the Contracts is payable only upon an Annuitant's death. YOU SHOULD REVIEW YOUR CONTRACT CAREFULLY TO DETERMINE WHEN A "STANDARD" DEATH BENEFIT IS PAYABLE.


We continue to assess the asset-based charges during this period, even though we bear only the expense risk and not any mortality risk (see "IV. Basic Information - What Fees and Charges will be Deducted from My Account? - Asset-Based Charges").


If your Contract has joint Owners, each Owner will automatically be deemed to be the Beneficiary of the other. This means that any death benefit payable upon the death of one Owner will be paid to the other Owner. In that case, any other Beneficiary you have named would receive the death benefit only if neither joint Owner remains alive at the time the death benefit becomes payable.

STANDARD DEATH BENEFIT. The standard death benefit under the Contracts is the greater of:

     - the total value of your Contract, adjusted by any then-applicable market value adjustment; or

     - the total amount of Purchase Payments made, minus any partial withdrawals and related withdrawal charges.

ENHANCED DEATH BENEFIT RIDERS. We offered several optional death benefit Riders under the Contracts that, depending on state availability and our underwriting rules, were available to you at the time you purchased your Contract. For an extra fee, these optional death benefit Riders could enhance the standard death benefit payable under your Contract, subject to the terms and limitations contained in the Rider.

We offered an "Enhanced" Death Benefit Rider if each Owner and each Annuitant was under age 80 at the time of purchase. We also offered an "Earnings Enhancement" Death Benefit Rider to if each Owner and each Annuitant was under age 75 at the time of purchase. The "Earnings Enhancement" Death Benefit Rider was not available, however, to Contracts issued in connection with Qualified Plans.

We provide a general description of each of these Riders in Appendix C to this Prospectus.

Calculation and Payment of Death Benefit Value.

We calculate the death benefit value as of the day we receive, in proper order at the Annuities Service Center:

     -    proof of death before the Contract's date of maturity; and

     -    any required instructions as to method of settlement.

We will generally pay the death benefit in a "lump-sum" under our current administrative procedures to the Beneficiary you chose, unless

     - the death benefit is payable because of the Owner's death, the designated Beneficiary is the Owner's spouse, and he or she elects to continue the Contract in force; or

     - an optional method of settlement is in effect. If you have not elected an optional method of settlement, the Beneficiary may do so. However, if the death benefit is less than the minimum stated in your Contract (in most states, $5,000), we will pay it in a lumpsum, regardless of any election. You can find more information about optional methods of settlement under "Annuity Options."


We will pay the death benefit within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see "IV. Basic Information - What Fees and Charges will be Deducted from My Contract? - Withdrawal Charge"). Beneficiaries who opt for a lumpsum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account ("JHSAA"). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the Beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the Beneficiary can only make withdrawals. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.


You can find more information about optional methods of settlement under "Annuity Options."

WHAT OTHER OPTIONAL BENEFITS MAY HAVE BEEN AVAILABLE WHEN I PURCHASED A
CONTRACT?

Accumulated Value Enhancement Benefit

Under this Rider, we will make a contribution to the total value of the Contract on a monthly basis if the covered person (who must be an Owner and the Annuitant):

     - is unable to perform at least 2 activities of daily living without human assistance or has a cognitive impairment; AND

     -    is receiving certain qualified services described in the Rider.

The amount of the contribution (called the "Monthly Benefit") is shown in the specifications page of the Contract. However, the Rider contains an inflation protection feature that will increase the Monthly Benefit by 5% each year after the 7th Contract Year. The specifications page of the Contract also contains a limit on how much the total value of the Contract can be increased by this benefit (the "benefit limit"). The Rider must be in effect for 7 years before any increase will occur.

You could elect this Rider only when you applied for a Contract, if it was then available in your state. Under our current administrative rules, the Monthly Benefit (without regard to the inflation protection feature) is equivalent to 1% of your initial Purchase Payment, up to a maximum Purchase Payment of $300,000. We may reduce this $300,000 limit further, however, if you own additional annuity Contracts issued by JHLICO and its affiliates that provide a similar benefit. The $300,000 limit applies only to the calculation of the Monthly Benefit under the accumulated value enhancement Rider. (See "Limits on Purchase Payments" for a general description of other Purchase Payment limits under the Contract.)

You could not elect this Rider unless you have also elected the waiver of withdrawal charge Rider. There is a monthly charge for this Rider as described in the Fee Tables.

The Rider will terminate if the Contract terminates, if the covered person dies, if the benefit limit is reached, if the Owner is the covered person and the ownership of the Contract changes, or if, before annuity payments start, the total value of the Contract falls below an amount equal to 25% of your initial Purchase Payment. You may cancel the Rider by written notice at any time. The Rider charge will terminate when the Rider terminates.

If you choose to continue the Rider after the Contract's Maturity Date, charges for the Rider will be deducted from annuity payments and any Monthly Benefit for which the covered person qualifies will be added to the next annuity payment.

In certain marketing materials, this Rider may be referred to as "CARESolutions Plus." The Rider was not available in FL, ND, NY and OR.

You should carefully review the tax considerations for optional benefit Riders under "IX. Federal Tax Matters" in this Prospectus.

Guaranteed Retirement Income Benefit
(APPLICABLE ONLY TO CONTRACTS ISSUED BEFORE MAY 1, 2004 THAT MAY HAVE BEEN ISSUED WITH THE GUARANTEED RETIREMENT INCOME BENEFIT RIDER)

Under this Rider, we will guarantee the amount of annuity payments you receive, if the following conditions are satisfied:


     - The Maturity Date must be within the 30 day period following a Contract Anniversary.


     - If the Annuitant was age 45 or older on the date of issue, the Contract must have been in effect for at least 10 Contract Years on the Maturity Date and the Maturity Date must be on or after the Annuitant's 60th birthday and on or before the Annuitant's 90th birthday.

     - If the Annuitant was less than age 45 on the date of issue, the Contract must have been in effect for at least 15 Contract Years on the Maturity Date and the Maturity Date must be on or before the Annuitant's 90th birthday.

If your Contract was issued with this Rider, you need not choose to receive the guaranteed income benefit that it provides. Rather, unless and until such time as you exercise your option to receive a guaranteed income benefit under this Rider, you will continue to have the option of exercising any other right or option that you would have under the Contract (including withdrawal and annuity payment options) if the Rider had not been added to it.

If you decided to add this Rider to your Contract, and if you do ultimately decide to take advantage of the guaranteed income it provides, we will automatically provide that guaranteed income in the form of fixed payments under our "Option A: Life Annuity with Payments for a Guaranteed Period" described below under "Annuity Options." The guaranteed period will automatically be a number of years that the Rider specifies, based on the Annuitant's age at the annuity date and whether your Contract is purchased in connection with a Qualified Plan. (These specified periods range from 5 to 10 years.) You will have no discretion to vary this form of payment, if you choose the guaranteed income benefit under this Rider.

We guarantee that the amount you can apply to this annuity payment option will be at least equal to the amount of each Purchase Payment you have paid, accumulated at the rate(s) specified in the Contract, but adjusted for any partial withdrawals you have taken. The accumulation rates differ between (a) Contract Value allocated to a Fixed Investment Option or Money Market Investment Option (currently 4%) and (b) Contract Value allocated to all other Variable Investment Options (currently 5%). Withdrawals reduce the accumulated amount in direct proportion to the percentage of Contract Value that was reduced by the withdrawal (including any withdrawal charges). After a withdrawal, the accumulation rate(s) will only be applied to the remaining accumulated amount. If your total Contract Value is higher than the amount we guarantee, we will apply the higher amount to the annuity payment option instead of the guaranteed amount.

There is a monthly charge for this Rider as described in the Fee Tables. The Rider (and the related charges) automatically terminate if your Contract is surrendered or the Annuitant dies. After you've held your Contract for 10 years, you can terminate the Rider by written request.

CAN I RETURN MY CONTRACT?

In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. To have canceled your Contract, you would have delivered or mailed it to us or to the JHLICO representative who delivered the Contract to you.

In most states, you would have received a refund equal to the total value of your Contract on the date of cancellation, adjusted by any then-applicable market value adjustments and increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an IRA, you would have received a refund of any Purchase Payments you would have paid, if that amount were higher. The date of cancellation would have been the date we received the Contract.


WILL I RECEIVE A CONFIRMATION STATEMENT?



We will send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the confirmation statement, you will be deemed to have ratified the transaction. Information regarding e-delivery of confirmation statements appears under "IV. Basic Information - How Can I Change My Contract's Investment Options? - Telephone and Electronic Transactions."

    V. General Information about Us, the Separate Account and the Portfolios

THE COMPANY

Effective December 31, 2009, we entered into a merger agreement with John Hancock Life Insurance Company ("JHLICO") and John Hancock Variable Life Insurance Company ("JHVLICO") and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to John Hancock Life Insurance Company (U.S.A.) Separate Account Q (formerly John Hancock Variable Annuity Account H). Effective at the time of the merger, we became the depositor of John Hancock Life Insurance Company (U.S.A.) Separate Account Q (the "Separate Account").

Except for the succession of John Hancock USA as the depositor for the Separate Account and to the liabilities and obligations arising under the Contracts, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the Contracts. We will continue to administer and service inforce contracts of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these contracts.

We are a stock life insurance company and are currently licensed in the District of Columbia and all states of the United States except New York.

We were incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan on December 30, 1992. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account.





The Company incurs obligations under the Contracts to guarantee amounts in addition to your Contract Value, and to the extent the Company pays such amounts, the payments will come from the Company's general account assets. You should be aware that the Company's general account consists of securities and other investments, the value of which may decline during periods of adverse market conditions. The Company's financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the Company's general account investments.





THE SEPARATE ACCOUNT

You do not invest directly in the Portfolios made available under the Contract. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through John Hancock Life Insurance Company (U.S.A.) Separate Account Q (formerly John Hancock Variable Annuity Account H) (the "Separate Account"). We hold the Portfolio's shares in a "Sub-Account" (usually with a name similar to that of the corresponding Portfolio).

The Company established John Hancock Life Insurance Company (U.S.A.) Separate Account Q under Massachusetts law. The Separate Account's assets, including the Portfolios' shares, belong to John Hancock USA. Each Contract provides that amounts we hold in the Separate Account pursuant to the Contracts cannot be reached by any other persons who may have claims against us.

The income, gains and losses, whether or not realized, from assets of the Separate Account are credited to or charged against the Separate Account without regard to the Company's other income, gains, or losses. Nevertheless, all obligations arising under the Company's Contracts are general corporate obligations of the Company. Assets of our Separate Accounts may not be charged with liabilities arising out of any Company's business.

We reserve the right, subject to compliance with applicable law, to add other Sub-Accounts, eliminate existing Sub-Accounts, combine Sub-Accounts or transfer assets in one Sub-Account to another Sub-Account that we, or an affiliated company, may establish. We will not eliminate existing Sub-Accounts or combine Sub-Accounts without the prior approval of the appropriate state or federal regulatory authorities.

The Separate Account is registered as a unit investment trust under the 1940 Act. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Account. If we determine that it would be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE PORTFOLIOS

When you select a Variable Investment Option, we invest your money in a Sub-Account of our Separate Account and it invests in NAV shares of a corresponding Portfolio of John Hancock Trust or in shares of a corresponding Portfolio of M Fund, Inc.

THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain qualified pension, retirement or college savings plans.

Investment Management


The Portfolios' investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.



In selecting the Portfolios that will be available as Investment Options under the Contract or its optional benefit Riders, we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract and its optional benefit Riders. We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and that allow us to effectively and efficiently manage our exposure under the Contracts and optional benefit Riders. The requirements we impose may affect both the performance and the availability of Investment Options under the Contract and optional benefit Riders.



The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.



The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.


If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments.

However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses


The table in the Fee Tables section of the Prospectus shows the investment management fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2009, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Variable Investment Options you select.


The John Hancock Trust and M Fund, Inc. are each a so-called "series" type mutual fund and each is registered under the 1940 Act as an open-end management investment company.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. Compensation payments may be made by a Portfolio's investment adviser or its affiliates. Any such payments do not, however, result in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Fund-of Funds


The John Hancock Trust's Lifestyle Balanced Trust is a "fund-of-funds" that invests in other underlying mutual funds. Expenses for a fund-of-funds may be higher than that for other Portfolios because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying Portfolios in which it invests. The prospectus for the John Hancock Trust's Lifestyle Balanced Trust contains a description of the underlying Portfolios for that Portfolio, including expenses of the Portfolio, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio. JHIMS LLC has retained Deutsche Investment Management Americas Inc. ("DIMA") to provide direct subadvisory consulting services in its management of the Lifestyle Balanced Portfolio.


Portfolio Investment Objective and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS, WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON THE FIRST PAGE OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.


                               JOHN HANCOCK TRUST
  We show the Portfolio's subadviser ("manager") in bold above the name of the Portfolio and we list the Portfolios alphabetically by manager.



DAVIS SELECTED ADVISERS, L.P.

   Financial Services Trust         Seeks growth of capital. To do this, the Portfolio invests at least 80% of its net assets in common stocks of
                                    companies that are principally engaged in financial
                                    services.

DECLARATION MANAGEMENT & RESEARCH LLC

   Total Bond Market Trust B        Seeks to track the performance of the Barclays Capital U.S.
                                    Aggregate Bond Index (which represents the U.S. investment grade bond market). To do this, the Portfolio invests at
                                    least 80% of its net assets in securities listed in the
                                    Barclays Capital U.S. Aggregate Bond Index.

                               JOHN HANCOCK TRUST
  We show the Portfolio's subadviser ("manager") in bold above the name of the Portfolio and we list the Portfolios alphabetically by manager.



DECLARATION MANAGEMENT & RESEARCH LLC AND
MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC (1)

  Active Bond Trust                Seeks income and capital appreciation. To do this, the
                                    Portfolio invests at least 80% of its net assets in a
                                    diversified mix of debt securities and instruments with
                                    maturity durations of approximately 4 to 6 years.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. ("DIMA")

   Real Estate Securities           Seeks to achieve a combination of long-term capital
   Trust (2)                        appreciation and current income. To do this, the Portfolio invests at least 80% of its net assets in equity securities of REITs and real estate companies.

JENNISON ASSOCIATES LLC

   Capital Appreciation Trust       Seeks long-term growth of capital. To do this, the
                                    Portfolio invests at least 65% of its total assets in
                                    equity and equity-related securities of companies that
                                    exceed $1 billion in capitalization and are attractively
                                    valued and have above-average growth prospects.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED

   500 Index Trust B                Seeks to approximate the aggregate total return of a
                                    broad-based U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P 500(R) Index and securities that as a group will behave in a manner similar to the Index. (3)

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED (CONTINUED)

   Lifestyle Balanced Trust         Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of
                                    capital. The Portfolio operates as a fund-of-funds and
                                    normally invests approximately 50% of its assets in
                                    Portfolios that invest primarily in equity securities, and approximately 50% in Portfolios which invest primarily in
                                    fixed-income securities.

   Mid Cap Index Trust              Seeks to approximate the aggregate total return of a mid
                                    cap U.S. domestic equity market index. To do this, the
                                    Portfolio invests at least 80% of its net assets in the
                                    common stocks in the S&P MidCap 400(R) Index(3) and
                                    securities that as a group behave in a manner similar to
                                    the Index.

   Money Market Trust B             Seeks to obtain maximum current income consistent with
                                    preservation of principal and liquidity. To do this, the
                                    Portfolio invests in high quality, U.S. dollar denominated money market instruments.

                                    Note: The returns of the Money Market Subaccount in your
                                    Contract may become extremely low or possibly negative
                                    whenever the net income earned, if any, by the underlying
                                    Money Market Portfolio is not sufficient to offset the
                                    Contract's expense deductions.

                               JOHN HANCOCK TRUST
  We show the Portfolio's subadviser ("manager") in bold above the name of the Portfolio and we list the Portfolios alphabetically by manager.



   Optimized All Cap Trust          Seeks long-term growth of capital. To do this, the
                                    Portfolio invests at least 65% of its total assets in
                                    equity securities of large-, mid- and small-cap U.S.
                                    companies with strong industry position, leading market
                                    share, proven management or strong financials.

   Small Cap Index Trust(4)         Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index. To do this, the
                                    Portfolio invests at least 80% of its net assets in the
                                    common stocks in the Russell 2000(R) Index(5) and securities that will as a group behave in a manner similar to the
                                    Index.

   Total Stock Market Index Trust   Seeks to approximate the aggregate total return of a
                                    broad-based U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the Wilshire 5000(R) Total Market Index(6)
                                    and securities that as a group will behave in a manner
                                    similar to the Index.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC

   Short Term Government Income     Seeks a high level of current income consistent with
   Trust (successor to Short-Term   preservation of capital. Maintaining a stable share price
   Bond Trust)                      is a secondary goal. To do this, the Portfolio invests at
                                    least 80% of its net assets in obligations issued or
                                    guaranteed by the U.S. government or its agencies,
                                    authorities, or instrumentalities. Under normal
                                    circumstances, the Portfolio's effective duration is no
                                    more than 3 years.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

   Global Bond Trust                Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the
                                    Portfolio invests at least 80% of its net assets in
                                    fixed-income instruments that are economically tied to at
                                    least three countries (one of which may be the U.S.), which may be represented by futures contracts and options on such securities.

   Total Return Trust               Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the
                                    Portfolio invests at least 65% of its total assets in a
                                    diversified portfolio of fixed-income instruments of
                                    varying maturities, which may be represented by forwards or derivatives.

SSGA FUNDS MANAGEMENT, INC.

   International Equity Index       Seeks to track the performance of a broad-based equity
   Trust B                          index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. To do this,
                                    the Portfolio invests at least 80% of its assets in
                                    securities listed in the Morgan Stanley Capital
                                    International All Country World Excluding U.S. Index,(7) or
                                    American Depository Receipts or Global Depository Receipts
                                    representing such securities.

                               JOHN HANCOCK TRUST
  We show the Portfolio's subadviser ("manager") in bold above the name of the Portfolio and we list the Portfolios alphabetically by manager.



T. ROWE PRICE ASSOCIATES, INC.

   Blue Chip Growth Trust           Seeks to provide long-term growth of capital. Current
                                    income is a secondary objective. To do this, the Portfolio invests at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies that
                                    are well established in their industries and have the
                                    potential for above-average earnings growth.

   Equity-Income Trust              Seeks to provide substantial dividend income and also
                                    long-term growth of capital. To do this, the Portfolio
                                    invests at least 80% of its net assets in equity
                                    securities, with at least 65% in common stocks of
                                    well-established companies paying above-average dividends.

   Health Sciences Trust            Seeks long-term capital appreciation. To do this, the
                                    Portfolio invests at least 80% of its net assets in common stocks of companies engaged in the research, development,
                                    production, or distribution of products or services related to health care, medicine, or the life sciences.

   Mid Value Trust                  Seek long-term capital appreciation. To do this, the
                                    Portfolio invests at least 80% of its net assets in a
                                    diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

TEMPLETON INVESTMENT COUNSEL, LLC

   International Value Trust(8)     Seeks long-term growth of capital. To do this, the
   (successor to "Overseas Equity   Portfolio invests at least 80% of its net assets in equity
   Trust")                          securities of companies located outside the U.S., including in emerging markets.

WELLINGTON MANAGEMENT COMPANY, LLP

   Mid Cap Stock Trust              Seeks long-term growth of capital. To do this, the
                                    Portfolio invests at least 80% of its net assets in equity securities of medium-sized companies with significant
                                    capital appreciation potential.

   Small Cap Growth Trust           Seeks long-term capital appreciation. To do this, the
                                    Portfolio invests at least 80% of its net assets in
                                    small-cap companies that are believed to offer
                                    above-average potential for growth in revenues and earnings.

   Small Cap Value Trust            Seeks long-term capital appreciation. To do this, the
                                    Portfolio invests at least 80% of its net assets in
                                    small-cap companies that are believed to be undervalued.

WESTERN ASSET MANAGEMENT COMPANY

   High Yield Trust(9)              Seeks to realize an above-average total return over a
                                    market cycle of three to five years, consistent with
                                    reasonable risk. To do this, the Portfolio invests at least
                                    80% of its net assets in high yield securities, including
                                    corporate bonds, preferred stocks, U.S. government and
                                    foreign securities, mortgage-backed securities, loan
                                    assignments or participations, and convertible securities.

                                M FUND, INC.(10)
  (M Financial Investment Advisers, Inc is the Portfolio's adviser. We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.)



BRANDES INVESTMENT PARTNERS, LP

   M International Equity Fund      Seeks long-term capital appreciation.
   (formerly "Brandes
   International Equity Fund")

DSM CAPITAL PARTNERS LLC

   M Large Cap Growth Fund          Seeks long-term capital appreciation.
   (formerly "Turner Core Growth
   Fund"

FRONTIER CAPITAL MANAGEMENT COMPANY, LLC

   M Capital Appreciation Fund      Seeks maximum capital appreciation.
   (formerly "Frontier Capital
   Appreciation Fund")

IRIDIAN ASSET MANAGEMENT LLC

   M Business Opportunity Value     Seeks long-term capital appreciation.
   Fund (formerly "Business
   Opportunity Value Fund")



(1) The Active Bond Trust is subadvised by Declaration Management & Research LLC and MFC Global Investment Management (U.S.), LLC., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.



(2) RREEF America L.L.C. provides sub-subadvisory services to DIMA in its management of the All Cap Core Trust and the Real Estate Securities Trust.



(3) "Standard & Poor's(R)," "S&P 500(R)," and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 26, 2010, the range for S&P 500(R) was from $1.4 billion to $307.3 billion, and as of October 31, 2009, the mid cap range for the S&P MidCap 400(R), was from $300 million to $6.6 billion.



(4) The Small Cap Index Trust is not available for Contracts issued after April 30, 2003.



(5) "Russell 2000(R)" and "Russell 1000(R) are trademarks of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of October 31, 2009, the market capitalizations of companies included in the Russell 2000(R) Index ranged was from $14 million to $3.62 billion, and as of February 26, 2010, the market capitalization range of the Russell 1000(R)Value Index was from $239 million to $307.3 billion.



(6) "Wilshire 5000(R)" is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of October 31, 2009, the market capitalizations of companies included in the Wilshire 5000(R) Total Market Index ranged from less than $1 million to $344 billion.



(7) "MSCI All Country World ex-USA Index(SM)" is a service mark of Morgan Stanley Capital International Inc. and its affiliates ("MSCI"). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 26, 2010, the market capitalization range of the Index was from $544 million to $197.9 billion.



(8) International Value Trust is sub-subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.



(9) High Yield Trust is sub-subadvised by Western Asset Management Company Limited.



(10) Available only for Contracts purchased through registered representatives affiliated with the M Financial Group.

                 VI. Information About Fixed Investment Options

IN GENERAL

All of John Hancock USA's general assets (discussed above) support its obligations under the Fixed Investment Options (as well as all of its other obligations and liabilities). To hold the assets that support primarily the Fixed Investment Options, other than the DCA account used with our dollar cost-averaging value program, we have established a "non-unitized" separate account. With a non-unitized separate account, you have no interest in or preferential claim on any of the assets held in the account. The investments we purchase with amounts you allocated to any Fixed Investment Option belong to us; any favorable investment performance on the assets allocated to the Fixed Investment Options belongs to us. Instead, you earn interest at the guaranteed interest rate you selected, provided that you don't surrender, transfer, or withdraw your assets prior to the end of your selected Fixed Investment Option.

Because of exemptive and exclusionary provisions, interests in the Fixed Investment Options have not been registered under the Securities Act of 1933, and our non-unitized separate account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any of its assets are subject to the provision of these acts. We have been advised that the SEC staff has not reviewed the disclosure in this Prospectus relating to the Fixed Investment Options. Disclosure regarding the Fixed Investment Options is, however, subject to certain generally-applicable provisions of the federal securities laws relating to accuracy and completeness of statements made in prospectuses.

HOW THE FIXED INVESTMENT OPTIONS WORK

Amounts you allocate to the Fixed Investment Options earn interest at a guaranteed rate commencing with the date of allocation. At the expiration of the Fixed Investment Options, we will automatically transfer its total value to a Money Market Variable Investment Option under your Contract, unless you elect to:

     -    withdraw all or a portion of any such amount from the Contract;

     - allocate all or a portion of such amount to a new Fixed Investment Option or periods of the same or different duration as the expiring Fixed Investment Option; or

     - allocate all or a portion of such amount to one or more of the Variable Investment Options.

You must notify us of any such election, by mailing a request to us at the Annuities Service Center at least 30 days prior to the end of the expiring Fixed Investment Option. We will notify you of the end of the Fixed Investment Option at least 30 days prior to its expiration (45 days for Contracts issued in NY). The first day of the new Fixed Investment Option or other reallocation will begin the day after the end of the expiring Fixed Investment Option.

We currently make available Fixed Investment Options with durations of five years. For Contracts issued before September 30, 2002, however, we may permit you to select different durations. If you select any Fixed Investment Option with a duration that extends beyond your Contract's Maturity Date, your Maturity Date will automatically be changed to the Annuitant's 95th birthday (90th for Contracts issued in NY), or a later date, if we approve. We reserve the right to add or delete Fixed Investment Options for new allocations to or from those that are available at any time.

Guaranteed Interest Rates

Each Fixed Investment Option has its own guaranteed interest rate. We may, at our discretion, change the guaranteed rate for future Fixed Investment Options. These changes will not affect the guaranteed rates being paid on Fixed Investment Options that have already commenced. Each time you allocate or transfer money to a Fixed Investment Option, a new Fixed Investment Option, with a new interest rate, begins to run with respect to that amount. The amount allocated or transferred earns a guaranteed rate that will continue unchanged until the end of that period. We will not make available any Fixed Investment Option offering a guaranteed rate below 3%.

We make the final determination of guaranteed rates and Fixed Investment Options to be declared. We cannot predict or assure the level of any future guaranteed rates or the availability of any future Fixed Investment Options.

You may obtain information concerning the guaranteed rates applicable to the various Fixed Investment Options, and the durations of the Fixed Investment Options offered at any time by calling the Annuities Service Center.

Calculation of Market Value Adjustment ("MVA")

If you withdraw, surrender, transfer, or otherwise remove money from a Fixed Investment Option (other than the DCA rate account used with our dollar cost-averaging value program) prior to its expiration date, we will apply a market value adjustment. A market value adjustment also generally applies to:

     - death benefits pursuant to your Contract (not applicable to Contracts issued in NY);

     -    amounts you apply to an Annuity Option; and

     -    amounts paid in a single sum in lieu of an annuity.

The market value adjustment increases or decreases your remaining value in the Fixed Investment Option. If the value in that Fixed Investment Option is insufficient to pay any negative MVA, we will deduct any excess from the value in your other Investment Options pro-rata based on the value in each. If there is insufficient value in your other Investment Options, we will in no event pay out more than the Surrender Value of the Contract. Here is how the MVA works:

We compare:

     - the guaranteed rate of the Fixed Investment Option from which the assets are being taken WITH

     - the guaranteed rate we are currently offering for Fixed Investment Options of the same duration as remains on the Fixed Investment Option from which the assets are being taken.

If the first rate exceeds the second by more than 1/2% (1/4% for Contracts issued in FL and NY), the market value adjustment produces an increase in your Contract's value.

If the first rate does not exceed the second by at least 1/2% (1/4% for Contracts issued in FL and NY), the market value adjustment produces a decrease in your Contract's value.

For this purpose, we consider that the amount withdrawn from a Fixed Investment Option includes the amount of any negative MVA and is reduced by the amount of any positive MVA.

The mathematical formula and sample calculations for the market value adjustment appear in Appendix A.

Limitation on Market Value Adjustments

In no event will the market value adjustment (positive or negative) exceed the amount of any excess interest we credit on a Fixed Investment Option up to the date of computation. Excess interest means the dollar amount of interest earned to date on the amount being withdrawn in excess of what would have been earned if the effective annual interest rate had been 3%.

                          VII. The Accumulation Period

YOUR VALUE IN OUR VARIABLE INVESTMENT OPTIONS

Each Purchase Payment or transfer that you allocate to a Variable Investment Option purchases "accumulation units" of that Variable Investment Option. Similarly, each withdrawal or transfer that you take from a Variable Investment Option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

VALUATION OF ACCUMULATION UNITS

To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

                          dollar amount of transaction

                                   DIVIDED BY

                value of one accumulation unit for the applicable
                 Variable Investment Option at the time of such
                                   transaction

The value of each accumulation unit will change daily depending upon the investment performance of the Portfolio that corresponds to that Variable Investment Option and certain charges we deduct from such Investment Option. (See below under "Variable Investment Option Valuation Procedures.")

Therefore, at any time prior to the date of maturity, the total value of your Contract in a Variable Investment Option can be computed according to the following formula:

                  number of accumulation units in the Variable
                               Investment Options

                                  MULTIPLIED BY

                value of one accumulation unit for the applicable
                     Variable Investment Option at that time

VARIABLE INVESTMENT OPTION VALUATION PROCEDURES

We compute the net investment return and accumulation unit values for each Variable Investment Option as of the end of each Business Day. A Business Day is any date on which the New York Stock Exchange is open for daytime trading. Each Business Day ends at the close of daytime trading for the day on that exchange (usually 4:00 p.m. Eastern Time). On any date other than a Business Day, the accumulation unit value will be the same as the value at the close of the next following Business Day.

YOUR VALUE IN THE FIXED INVESTMENT OPTIONS

On any date, the total value of your Contract in a Fixed Investment Option equals:

     - the amount of Purchase Payments or transferred amounts allocated to the Fixed Investment Option, MINUS

     - the amount of any withdrawals or transfers paid out of the Fixed Investment Option, MINUS

     - the amount of any negative market value adjustments resulting from such withdrawals or transfers, PLUS

     - the amount of any positive market value adjustments resulting from such withdrawals and transfers, MINUS

     - the amount of any charges and fees deducted from that Fixed Investment Option, PLUS

     - interest compounded daily on any amounts in the Fixed Investment Option from time to time at the effective annual rate of interest we have declared for that Fixed Investment Option.

                            VIII. The Annuity Period

Annuity payments are made to the Annuitant, if still living. If more than one Annuitant is living at the Maturity Date, the payments are made to the younger of them.

MATURITY DATE

Your Contract specifies the Maturity Date, when payments from one of our Annuity Options are scheduled to begin. You initially choose a Maturity Date when you complete your application for a Contract. Unless we otherwise permit, the Maturity Date must be:

     - at least 6 months (12 months for Contracts issued in NY) after the date the first Purchase Payment is applied to your Contract; and

     - no later than the maximum age specified in your Contract (normally age 95; in NY it's the later of age 90 or 10 years after the date we issued your Contract ).

Subject to these requirements, you may subsequently change the Maturity Date. Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences. Also, if you are selecting or changing your Maturity Date for a Contract issued under a Qualified Plan, special limits apply (see "IX. Federal Tax Matters"). The Annuities Service Center must receive your new selection at least 31 days prior to the new Maturity Date.

NOTICE OF MATURITY DATE. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. We may delay the start of annuity payments if you fail to verify this information.

CHOOSING FIXED OR VARIABLE ANNUITY PAYMENTS

During the Annuity Period, the total value of your Contract must be allocated to no more than four Investment Options. During the Annuity Period, we do not offer the Fixed Investment Options. Instead, we offer annuity payments on a fixed basis as one investment option, and annuity payments on a variable basis for EACH Variable Investment Option.

We will generally apply (1) amounts allocated to the Fixed Investment Options as of the Maturity Date to provide annuity payments on a fixed basis and (2) amounts allocated to Variable Investment Options to provide annuity payments on a variable basis. If you are using more than four Investment Options on the Maturity Date, we will divide your Contract's value pro-rata among the four Investment Options with the largest values (considering all Fixed Investment Options as a single option), based on the amount of the total value of your Contract that you have in each.

We will make a market value adjustment to any remaining Fixed Investment Option amounts on the Maturity Date, before we apply such amounts to an annuity payment option. We will also deduct any premium tax charge.

Once annuity payments commence, you may not make transfers from fixed to variable or from variable to Fixed Investment Options.

Selecting an Annuity Option

Each Contract provides, at the time of its issuance, for annuity payments to commence on the Maturity Date pursuant to Option A: "Life Annuity with Payments for a Guaranteed Period" for a 10 year period (discussed under "Annuity Options").

Prior to the Maturity Date, you may select a different Annuity Option. However, if the total value of your Contract on the Maturity Date is not at least $5,000, Option A: "Life Annuity with Payments for a Guaranteed Period" for the 10 year period will apply, regardless of any other election that you have made. You may not change the form of Annuity Option once payments commence.

If the initial monthly payment under an Annuity Option would be less than $50, we may make a single sum payment equal to the total Surrender Value of your Contract on the date the initial payment would be payable. Such single payment would replace all other benefits.

Subject to that $50 minimum limitation, your Beneficiary may elect an Annuity Option if:

     -    you have not made an election prior to the Annuitant's death;

     - the Beneficiary is entitled to payment of a death benefit of at least $5,000 in a single sum; and

     - the Beneficiary notifies us of the election prior to the date the proceeds become payable.

VARIABLE MONTHLY ANNUITY PAYMENTS

During the Annuity Period, the Contract Value must be allocated to no more than four Investment Options. During the Annuity Period, we offer annuity payments on a variable basis for each Variable Investment Option. If you are using more than four Investment Options on the Maturity Date, under a deferred Contract, we will divide your Contract Value (after deducting any premium tax charge that was not deducted from Purchase Payments) among the four Investment Options with the largest values, pro-rata based on the amount of the Contract Value that you have in each.

We determine the amount of the first variable monthly payment under any Variable Investment Option by using the applicable annuity purchase rate for the Annuity Option under which the payment will be made. The Contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the Annuitant or other payee.

The amount of each subsequent Variable Annuity payment under that Variable Investment Option depends upon the investment performance of that Variable Investment Option.

Here's how it works:

     - we calculate the actual net investment return of the Variable Investment Option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

     - if that actual net investment return exceeds the "assumed investment rate" (explained below), the current monthly payment will be larger than the previous one.

     - if the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

Variable Investment Option Valuation Procedures

We compute the net investment return and Annuity Unit values for each Variable Investment Option as of the end of each Business Day. On any date other than a Business Day, the Annuity Unit value will be the same as the value at the close of the next following Business Day.

Assumed Investment Rate

The assumed investment rate for any variable portion of your annuity payments will be 3 1/2% per year, except as follows.

You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial Variable Annuity payment will also be higher. Eventually, however, the monthly Variable Annuity payments may be smaller than if you had elected a lower assumed investment rate.


Transfers during the Annuity Period


Some transfers are permitted during the Annuity Period, but subject to different limitations than during the Accumulation Period. Once annuity payments on a variable basis have begun, you may transfer all or part of the investment upon which those payments are based from one Sub-Account to another. You must submit your transfer request to the Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. Transfers after the Maturity Date will be made by converting the number of ANNUITY UNITs being transferred to the number of Annuity Units of the Sub-Account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Sub-Account selected. Once annuity payments begin, no transfers may be made from payments on a fixed basis to payments on a variable basis or from payments on a variable basis to payments on a fixed basis. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

FIXED MONTHLY ANNUITY PAYMENTS

The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the Annuity Option selected. To determine such dollar amounts we first, in accordance with the procedures described above, calculate the amount to be applied to the FIXED ANNUITY Option as of the Maturity Date. We then subtract any applicable premium tax charge and divide the difference by $1,000.

We then multiply the result by the greater of:

     - the applicable Fixed Annuity purchase rate shown in the appropriate table in the Contract; or

     - the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the Annuitant, unless prohibited by law.)


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ANNUITY OPTIONS

Here are some of the Annuity Options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those Annuity Options listed here and in your Contract.

OPTION A - LIFE ANNUITY WITH PAYMENTS FOR A GUARANTEED PERIOD - We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your Beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guarantee period to a contingent payee, subject to the terms of any supplemental agreement issued.

Federal income tax requirements currently applicable to contracts used with H.R. 10 plans and individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated Beneficiary.

OPTION B - LIFE ANNUITY WITHOUT FURTHER PAYMENT ON DEATH OF PAYEE - We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

OPTION C - JOINT AND LAST SURVIVOR - We will provide payments monthly, quarterly, semiannually, or annually, for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments to the surviving payee. All payments stop at the death of the surviving payee.

OPTION D - JOINT AND 1/2 SURVIVOR; OR JOINT AND 2/3 SURVIVOR - We will provide payments monthly, quarterly, semiannually, and annually for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments (reduced to 1/2 or 2/3 the full payment amount) to the surviving payee. All payments stop at the death of the surviving payee.

OPTION E - LIFE INCOME WITH CASH REFUND - We will provide payments monthly, quarterly, semiannually, or annually for the payee's life. Upon the payee's death, we will provide a contingent payee with a lump-sum payment, if the total payments to the payee were less than the accumulated value at the time of annuitization. The lump-sum payment, if any, will be for the balance.

OPTION F - INCOME FOR A FIXED PERIOD - We will provide payments monthly, quarterly, semiannually, or annually for a pre-determined period of time to a maximum of 30 years. If the payee dies before the end of the fixed period, payments will continue to a contingent payee until the end of the period.

OPTION G - INCOME OF A SPECIFIC AMOUNT - We will provide payments for a specific amount. Payments will stop only when the amount applied and earnings have been completely paid out. If the payee dies before receiving all the payments, we will continue payments to a contingent payee until the end of the Contract.

With Options A, B, C, and D, we offer both Fixed and/or Variable Annuity payments. With Options E, F, and G, we offer only Fixed Annuity payments. Payments under Options F and G must continue for 10 years, unless your Contract has been in force for 5 years or more.

If the payee is more than 85 years old on the date of maturity, the following two options are not available without our consent:

     - Option A: "Life Annuity with Payments for a Guaranteed Period" for the 5 year period and

     -    Option B: "Life Annuity without Further Payment on Death of Payee."


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

                             IX. Federal Tax Matters

INTRODUCTION


The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revue Service ("IRS") rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.


This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a tax adviser for information on any optional benefit Riders.

If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.

CHARITABLE REMAINDER TRUSTS


This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult qualified legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.


NONQUALIFIED CONTRACTS
(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)


Aggregation of Contracts



In certain circumstances, the IRS may determine the amount of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.



For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you buy two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances and you should consult a qualified tax advisor if you own or intend to purchase more than one annuity contract.



The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described above.



Exchanges of Annuity Contracts



We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any Additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may or may not exceed your investment in the Contract. Any excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit). If you exchange part of an existing contract for the Contract, and within 12 months of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, the exchange may be treated as if you had made a partial surrender from the existing contract and then purchased the Contract. In these circumstances, some or all of the amount exchanged into the Contract could be includable in your income and subject to a 10% penalty tax. There are various circumstances in which a partial exchange followed by receipt of a payment within 12 months of the exchange is unlikely to affect the tax free treatment of the exchange. You should consult your own qualified tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you make a withdrawal from either contract within 12 months after the exchange.



Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons



In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that are considering purchasing the Contract, or entities that will be beneficiaries under the Contract, should consult a qualified tax advisor.


Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.


However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.


Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.


In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.


Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."


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

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.


When you take a partial withdrawal from a Contract before the Maturity Date, including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When there is no gain included in the Contract's value and only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date will be a tax-free return of investment, until you have recovered your entire investment in the Contract. Any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.


For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity Nonqualified contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

As mentioned above, amounts received in a partial withdrawal are taxable to the extent that the Contract Value exceeds the investment in the Contract. There is some uncertainty regarding the effect a Fixed Investment Option's market value adjustment might have on the amount treated as "Contract Value" for this purpose. As a result, the taxable portion of amounts received in a partial withdrawal could be greater or less depending on how the market value adjustment is treated.


There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A qualified tax adviser should be consulted in those situations.


Taxation of Death Benefit Proceeds


All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent there is gain in the Contract.


Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

     - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

     - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or


     - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent there is gain in the Contract.


After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

     - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or


     - if distributed in accordance with an existing period certain Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity payments thereafter are fully includible in income.


Penalty Tax on Premature Distributions

There is a 10% IRS penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - attributable to the Contract Owner becoming disabled (as defined in the tax law);

     - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

     - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

     -    made under a single-premium immediate annuity contract; or

     - made with respect to certain annuities issued in connection with structured settlement agreements.


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

Note that when a series of substantially equal periodic payments (Life Expectancy Distribution) is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.




Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.


In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty sub-accounts.


The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.


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

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.


Health Care and Education Reconciliation Act of 2010



On March 30, 2010, President Barack Obama signed the Health Care and Education Reconciliation Act of 2010 (the "Act") into law. The Act contains provisions for a new Medicare tax to be imposed at a maximum rate of 3.8% in taxable years beginning in 2013. The tax will be imposed on an amount equal to the lesser of
(a) "net investment income" or (b) the excess of the taxpayer's modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). "Net investment income," for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term "net investment income" does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).



You should consult a qualified tax advisor for further information about the impact of the Act on your individual circumstances.



Puerto Rico Nonqualified Contracts



IF YOU ARE A RESIDENT OF PUERTO RICO, YOU SHOULD CONSULT A QUALIFIED TAX ADVISER. Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Nonqualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.



Distributions under a Nonqualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income from annuity contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.


QUALIFIED CONTRACTS

(Contracts Purchased to Fund an Individual Retirement Account or Other Qualified
Plan)



The Contracts are also available for use in connection with certain types of retirement plans which receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix D of this Prospectus and in the SAI, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a qualified tax adviser.


We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan, and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (You should always consult your tax adviser and retirement plan fiduciary prior to exercising your loan privileges.) Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans.

Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act, the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.

Required Minimum Distributions


Treasury Department regulations prescribe required minimum distribution ("RMD") rules governing the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual, and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your tax adviser.






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




Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity (or, an "IRA") including a SIMPLE IRA, the penalty tax does not apply to a payment:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

     - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).

Note that when a series of substantially equal periodic payments (Life Expectancy Distribution) is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.


These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has had a severance from employment). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your own qualified tax adviser.


When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts. We will not be bound by terms and conditions of Qualified Plans to the extent those terms and conditions contradict a Contract, unless we consent.

Rollovers and Transfers

If permitted under your plan, you may make take a distribution:


     - from a traditional IRA and make a "tax-free rollover" to another traditional IRA;



     - from a traditional IRA and make a "tax-free rollover" to a retirement plan qualified under Section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;



     - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free rollover" to a traditional IRA;



     - from a retirement plan qualified under Section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a "tax-free rollover" to any such plans.



In addition, if your spouse survives you and falls within the definition of "spouse" under the federal Defense of Marriage Act, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free rollover" to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A beneficiary who is not your surviving spouse may, if permitted by the plan, transfer to a traditional IRA the amount distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in Section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a traditional IRA. The IRA is treated as an inherited IRA of the non-spouse beneficiary.



You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA. This type of rollover is taxable. You may make a "tax-free rollover" to a Roth IRA from a Roth IRA or from a Roth account in a retirement plan described in Section 401(a) or Section 403(b) of the Code.


Although we allow a beneficiary of an IRA who is eligible to roll the IRA over to a Contract as a traditional or Roth IRA to do so, we do not allow such an IRA beneficiary to purchase any of our optional benefit Riders on that Contract.

In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of plan assets.

Withholding on Rollover Distributions.


Eligible rollover distributions from a retirement plan that is qualified under
Section 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.


Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan or a traditional IRA, or a Roth IRA.

If you take a distribution from a Qualified Contract, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in a reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read "What Other Optional Benefits May Have Been Available When I Purchased a Contract?" in "IV. Basic Information" earlier in this Prospectus for information about the impact of withdrawals on optional benefit Riders.


We do not need to withhold amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another tax-qualified retirement plan. Similarly, if you wish to purchase a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU PURCHASED A CONTRACT FOR USE WITH A TAX-QUALIFIED RETIREMENT PLAN.


Conversions and Rollovers to Roth IRAs


You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to converted or rollover amounts. The former $100,000 adjusted gross income limit for converting traditional IRAs and other qualified retirement accounts to a Roth IRA does not apply to years after 2009.


You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in Section 401(a) or
Section 403(b) of the Code. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may instruct us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you do instruct us to withhold for taxes when converting an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in a reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read "What Other Optional Benefits May Have Been Available When I Purchased a Contract?" in "IV. Basic Information" earlier in this Prospectus for information about the impact of withdrawals on optional benefit Riders.

You may find it advantageous to pay the tax due from resources other than your retirement plan assets if you wish to purchase a Contract for use as a Roth IRA through a rollover from that retirement plan. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.


The adjusted gross income limit for converting traditional IRAs and other qualified retirement accounts to a Roth IRA was repealed effective January 1, 2010. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets without an early distribution penalty at the time of the conversion. However, the early distribution penalty may still apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. However, for 2010 only, unless you elect to include the converted amount in your 2010 income, half of it will be included in your income in 2011 and the other half in 2012. Given the potential for taxation of Roth IRA conversions and early distribution penalties, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.


Section 403(b) Qualified Plans


Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. We currently are not offering this Contract for use in a retirement plan intended to qualify as a
Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your
Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section 403(b) of the Code and complies with applicable Treasury Department regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together, the "Required Documentation").


We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.

Loans

A loan privilege is available only to Owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 (ERISA). The rules governing the availability of loans, including the maximum Loan Amount, are prescribed in the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time a loan is made. Because the rules governing loans under section 403(b) Contracts are complicated, you should consult your tax adviser before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

The amount of any Unpaid Loans will be deducted from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a qualified tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.


Please see Appendix D or request a copy of the SAI from the Annuities Service Center for more detailed information regarding Section 403(b) Qualified Plans.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

SEE YOUR OWN TAX ADVISER

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax adviser.

                              X. Other Information

ASSIGNMENT; CHANGE OF OWNER OR BENEFICIARY

To qualify for favorable tax treatment, certain Contracts can't be sold, assigned, discounted, or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the Owner is a trustee under section 401(a) of the Code.

Subject to these limits, while the Annuitant is alive, you may designate someone else as the Owner by written notice to the Annuities Service Center. You choose the Beneficiary in the application for the Contract. You may change the Beneficiary by written notice no later than receipt of due proof of the death of the Annuitant. Changes of Owner or Beneficiary will take effect when we receive them, whether or not you or the Annuitant is then alive. However, these changes are subject to:

     -    the rights of any assignees of record; and

     -    certain other conditions referenced in the Contract.

An assignment, pledge, or other transfer may be a taxable event. See "IX. Federal Tax Matters" above. Therefore, you should consult a competent tax adviser before taking any such action.

BENEFICIARY


The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.


SPOUSE


FEDERAL DEFINITION OF SPOUSE. Any federal tax provisions related to status as a "spouse" are governed by the federal Defense of Marriage Act ("DOMA"), which does not recognize civil unions or same-sex marriages that may be allowed under state law. Please consult with your own qualified tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).

STATE VARIATIONS. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request a Statement of Additional Information from the Annuities Service Center. You should consult with a qualified financial professional for additional information on your state's regulations regarding civil unions and same-sex marriages.


CODE SECTION 72(S)



In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an Individual Retirement Account or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of Section 72(s) of the Code, which prescribes certain required provisions governing distributions after the death of the Owner.


PERFORMANCE INFORMATION

We may advertise total return information about investments made in the Variable Investment Options. We refer to this information as "Separate Account level" performance. In our Separate Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable Variable Investment Option.

Total return at the Separate Account level is the percentage change between:

     - the value of a hypothetical investment in a Variable Investment Option at the beginning of the relevant period; and

     -    the value at the end of such period.

At the Separate Account level, total return reflects adjustments for:

     -    the mortality and expense risk charges;

     -    the annual Contract fee; and

     - any withdrawal charge payable if the Owner surrenders his Contract at the end of the relevant period.

Total return at the Separate Account level does not, however, reflect any premium tax charges or any charges for optional benefit Riders. Total return at the Separate Account level will be lower than that at the Portfolio level where comparable charges are not deducted.

We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is generally the same as the standard format except that it will not reflect any Contract fee or withdrawal charge and it may be for additional durations.

We may advertise "current yield" and "effective yield" for investments in the Money Market investment option. Current Yield refers to the income earned on your investment in the Money Market investment option over a 7-day period and then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

Effective yield is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

Current yield and effective yield reflect all the recurring charges at the Separate Account level, but will not reflect any premium tax, any withdrawal charge, or any charge for optional benefit Riders.

REPORTS

At least annually, we will send you (1) a report showing the number and value of the accumulation units in your Contract and (2) the financial statements of the Portfolios.

VOTING PRIVILEGES


At meetings of the Trust's shareholders, we will generally vote all the shares of each Portfolio that we hold in the Separate Account in accordance with timely instructions we receive from the Owners of Contracts that participate in the corresponding Variable Investment Option.


VARIATIONS IN CHARGES OR RATES FOR ELIGIBLE CLASSES

We may allow a reduction in or the elimination of any Contract charges, or an increase in a credited interest rate for a Fixed Investment Option. The affected Contracts would involve sales to groups or classes of individuals under special circumstances that we expect to result in a reduction in our expenses associated with the sale or maintenance of the Contracts, or that we expect to result in mortality or other risks that are different from those normally associated with the Contracts.

The entitlement to such variation in charges or rates will be determined by us based upon such factors as the following:

     -    the size of the initial Purchase Payment,

     -    the size of the group or class,

     - the total amount of Purchase Payments expected to be received from the group or class and the manner in which the Purchase Payments are remitted,

     - the nature of the group or class for which the Contracts are being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;

     - the purpose for which the Contracts are being purchased and whether that purpose makes it likely that the costs and expenses will be reduced, or

     - the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class.

We will make any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a Contract is approved. We reserve the right to change these rules from time to time. Any variation in charges, rates, or fees will reflect differences in costs and services, will apply uniformly to all prospective Contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any Owner.

DISTRIBUTION OF CONTRACTS

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company and an affiliate of ours, is the principal underwriter and distributor of the Contract interests offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contract and under other annuity and life insurance products we offer.


JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA").


We offered the Contract for sale through broker-dealers that entered into selling agreements for the sale of the Contracts. Broker-dealers sold the Contract through their registered representatives who have been appointed by us to act as our insurance agents. Signator Investors, Inc. ("Signator"), a subsidiary of ours, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contract.

JH Distributors may pay on-going compensation to broker-dealers in connection with the sale or servicing of a Contract. In turn, the broker-dealers pay a portion of the compensation to their registered representatives, under their own arrangements. Signator compensated its registered representatives for sales of the Contracts on a commission and fee service basis. We may also reimburse Signator for direct and indirect expenses actually incurred in connection with the distribution of these Contracts.

Signator representatives may have received additional cash or non-cash incentives (including expenses for conference or seminar trips and certain gifts) in connection with the sale of Contracts issued by us. From time to time, Signator, at its expense, may also have provided significant additional amounts to broker dealers or other financial services firms which sold or arranged for the sale of the Contracts. Such compensation may have included, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contracts, and/or other events or activities sponsored by the financial services firms. As a consequence of such additional compensation, representatives and financial services firms, including but not limited to Signator and its representatives, may have been motivated to sell our Contracts instead of Contracts issued by other insurance companies.

We or our affiliates may provide compensation to broker-dealers for providing on-going service in relation to Contracts that have already been purchased. The amount and timing of compensation we or our affiliates may provide may vary, but total compensation paid to broker-dealers with respect to the Contracts is not expected to exceed the amount of compensation for distribution of the Contracts as described in this Prospectus.


CONFIRMATION STATEMENTS



We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the confirmation statement, we will deem you to have ratified the transaction. Information regarding e-delivery of confirmation statements appears under "IV. Basic Information - How Can I Change My Contract's Investment Options? - Telephone and Electronic Transactions."


STATEMENT OF ADDITIONAL INFORMATION

Our Statement of Additional Information provides additional information about the Contracts and the Separate Account, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statement of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statement of Additional Information without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information about us, the Contracts and the Separate Account. We list the Table of Contents of the Statement of Additional Information below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT Q
(FORMERLY JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H)
Statement of Additional Information
Table of Contents


                                                                       page of SAI
                                                                       -----------
General Information and History ....................................        1
Accumulation Unit Values ...........................................        1
Services ...........................................................        2
   Independent Registered Public Accounting Firm ...................        2
   Principal Underwriter ...........................................        2
   Compensation ....................................................        2
Calculation of Performance Data ....................................        3
   Money Market Variable Investment Options ........................        3
   Other Variable Investment Options ...............................        3
Other Performance Information ......................................        4
Table of State Variations ..........................................        4
Qualified Plan Types ...............................................        6
   Traditional IRAs ................................................        6
   Roth IRAs .......................................................        6
   Simple IRA Plans ................................................        7
   Simplified Employee Pensions (SEP-IRAs) .........................        7
   Section 403(b) Qualified Plans or Tax-Sheltered Annuities .......        7
   Restrictions Under the Texas Optional Retirement Program ........        9
   Corporate and Self-Employed ("HR 10 and "Keogh") Pension
      and Profit-Sharing Plans .....................................        9
   Deferred Compensation Plans of State and Local Governments
      and Tax-Exempt Organizations .................................       10

                                                                       page of SAI
                                                                       -----------
Calculation of Annuity Payments ....................................       10
   Calculation of Annuity Units ....................................       10
      Annuity Unit Values ..........................................       11
   Mortality Tables ................................................       12
Additional Information About Determining
Unit Values ........................................................       12
   Net Investment Rate .............................................       12
   Adjustment of Units and Values ..................................       12
   Hypothetical Example Illustrating the Calculation of Accumulation
      Unit Values and Annuity Unit Values ..........................       12
Purchases and Redemptions of Portfolio Shares ......................       12
The Separate Account ...............................................       12
Liability for Telephone Transfers ..................................       13
Voting Privileges ..................................................       13
Legal and Regulatory Matters .......................................       14
Financial Statements ...............................................       15


FINANCIAL STATEMENTS


The Statement of Additional Information also contains the Company's financial statements as of the years ended 2008 and 2009, and its Separate Account's financial statements as of the year ended 2009 (the "Financial Statements"). Our Financial Statements provide information on our financial strength as of the year ended 2009, including information on our general account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company's general account assets are comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

               APPENDIX A: Details About Fixed Investment Options

INVESTMENTS THAT SUPPORT OUR FIXED INVESTMENT OPTIONS

We back our obligations under the Fixed Investment Options with John Hancock USA's general assets. Subject to applicable law, we have sole discretion over the investment of our general assets (including those held in our "non-unitized" separate account that primarily supports the Fixed Investment Options). We invest these amounts in compliance with applicable state insurance laws and regulations concerning the nature and quality of our general investments.

We invest the non-unitized separate account assets, according to our detailed investment policies and guidelines, in fixed income obligations, including:

     -    corporate bonds;

     -    mortgages;

     -    mortgage-backed and asset-backed securities; and

     -    government and agency issues.

We invest primarily in domestic investment-grade securities. In addition, we use derivative contracts only for hedging purposes, to reduce ordinary business risks associated with changes in interest rates, and not for speculating on future changes in the financial markets. Notwithstanding the foregoing, we are not obligated to invest according to any particular strategy.

NO FIXED INVESTMENT OPTIONS OR MARKET VALUE ADJUSTMENTS IN OR AND WA CONTRACTS

Fixed Investment Options are NOT available as Investment Options in Contracts issued in OR and WA. Owners of affected Contracts may allocate Purchase Payments and transfer Contract Value only to the Variable Investment Options. We will not apply a "market value adjustment" or "MVA" to proceeds of such Contracts. Owners of such Contracts should disregard all references to these terms in the Prospectus.

GUARANTEED INTEREST RATES

We declare the guaranteed rates from time to time as market conditions and other factors dictate. We advise you of the guaranteed rate for a selected Fixed Investment Option at the time we:

     -    receive your Purchase Payment;

     -    effectuate your transfer; or

     -    renew your Fixed Investment Option.

We have no specific formula for establishing the guaranteed rates for the Fixed Investment Options. The rates may be influenced by interest rates generally available on the types of investments acquired with amounts allocated to the Fixed Investment Option. In determining guarantee rates, we may also consider, among other factors, the duration of the Fixed Investment Option, regulatory and tax requirements, sales and administrative expenses we bear, risks we assume, our profitability objectives, and general economic trends.

COMPUTATION OF MARKET VALUE ADJUSTMENT

We determine the amount of the market value adjustment by multiplying the amount being taken from the Fixed Investment Option (before any applicable withdrawal charge) by a factor expressed by the following formula:

                      (1 + g)/(1 + c + 0.005) x (n/12) - 1

where:

     -    G is the guaranteed rate in effect for the current Fixed Investment
          Option,

     - C is the current guaranteed rate in effect for new Fixed Investment Options with duration equal to the number of years remaining in the current Fixed Investment Option (rounded to the nearest whole number of years). If we are not currently offering such a Fixed Investment Option, we will declare a guarantee rate, solely for this purpose, consistent with interest rates currently available,

     - N is the number of complete months from the date of withdrawal to the end of the current Fixed Investment Option. (If less than one complete month remains, N equals one unless the withdrawal is made on the last day of the Fixed Investment Option, in which case no adjustment applies.)

For Contracts issued in FL and NY, we use the following formula instead:

                      (1 + g)/(1 + c + 0.0025) x (n/12) - 1

SAMPLE CALCULATION 1: POSITIVE ADJUSTMENT

Premium payment                                $10,000
Guarantee period                               5 years
Time of withdrawal or transfer                 beginning of 3rd year of guaranteed period
Amount withdrawn or transferred                $10,816
Guaranteed rate (g)                            4%
Guaranteed rate for new 3 year guarantee (c)   3%
Remaining guarantee period (n)                 36 months

Maximum positive adjustment: $10,000 x (1.04(2) - 1.03(2)) = $207

(i.e., the maximum withdrawal adjusted for market value adjustment is $11,023, or $10,816 + $207)

MARKET VALUE ADJUSTMENT:

         10,816 x [(1 + 0.04)/(1 + 0.03 + 0.005) x (36/12) - 1] = 157.51

Amount withdrawn or transferred (adjusted for market value adjustment): $10,816 + $157.51 = $10,973.51

For Contracts issued in FL and NY, assume that the Guaranteed rate (g) is 3.50%, and determine the amount withdrawn or transferred (adjusted for market value adjustment) as follows:

        10,712 x [(1 + 0.035)/(1 + 0.03 + 0.0025) x (36/12) - 1] = $78.00

In this case, the amount withdrawn or transferred (adjusted for market value adjustment) is $10,712 + $78 = $10,790.

SAMPLE CALCULATION 2: NEGATIVE ADJUSTMENT

Premium payment                                $10,000
Guarantee period                               5 years
Time of withdrawal or transfer                 beginning of 3rd year of guaranteed period
Amount withdrawn or transferred                $11,025
Guaranteed rate (g)                            5%
Guaranteed rate for new 3 year guarantee (c)   5.5%
Remaining guarantee period (n)                 36 months

Maximum negative adjustment: $10,000 x (1.05(2) - 1.03(2)) = $416

(i.e., the maximum withdrawal adjusted for market value adjustment is $10,609, or $11,025 - $416)

MARKET VALUE ADJUSTMENT:

        11,025 x [(1 + 0.05)/(1 + 0.05 + 0.005) x (36/12) - 1] = -309.09

Amount withdrawn or transferred (adjusted for market value adjustment): $11,025
- $309.09 = $10,715.91

For Contracts issued in FL and NY, we would use the following equation instead:

       11,025 x [(1 + 0.05)/(1 + 0.05 + 0.0025) x (36/12) - 1] = -$232.92

In this case, the amount withdrawn or transferred (adjusted for market value adjustment) is $11,025 - $232.92 = $10,792.08.

SAMPLE CALCULATION 3: POSITIVE ADJUSTMENT LIMITED BY AMOUNT OF EXCESS INTEREST

Premium payment                                $10,000
Existing guarantee period                      5 years
Time of withdrawal or transfer                 beginning of 3rd year of guaranteed period
Amount withdrawn or transferred                $11,025
Guaranteed rate (g)                            5%
Guaranteed rate for new 3 year guarantee (c)   3%
Remaining guarantee period (n)                 36 months

Amount of excess interest: $10,000 x (1.05(2) - 1.03(2)) = $416

(i.e. the maximum withdrawal adjusted for market value adjustment is $11,441, or $11,025 + $416)

MARKET VALUE ADJUSTMENT:

         11,025 x [(1 + 0.05)/(1 + 0.03 + 0.005) x (36/12) - 1] = 486.33

Since the market value adjustment exceeds the amount of excess interest of $416, the actual market value adjustment is $416.

Amount withdrawn or transferred (adjusted for market value adjustment): $11,025 + $416 = $11,441.

For Contracts issued in FL and NY, we would use the following equation instead:

        11,025 x [(1 + 0.05)/(1 + 0.03 + 0.0025) x (36/12) - 1] = $570.15

In this case, the market value adjustment also exceeds the amount of excess interest of $416, so the actual market value adjustment is $416.

SAMPLE CALCULATION 4: NEGATIVE ADJUSTMENT LIMITED BY AMOUNT OF EXCESS INTEREST

Premium payment                                $10,000
Guarantee period                               5 years
Time of withdrawal or transfer                 beginning of 3rd year of guaranteed period
Amount withdrawn or transferred                $10,816
Guaranteed rate (g)                            4%
Guaranteed rate for new 3 year guarantee (c)   7%
Remaining guarantee period (n)                 36 months

Amount of excess interest: $10,000 x (1.04(2) - 1.03(2)) = $207

(i.e., the minimum withdrawal adjusted for market value adjustment is $10,609, or $10,816 - $207)

MARKET VALUE ADJUSTMENT:

       10,816 x [(1 + 0.04)/(1 + 0.07 + 0.005) x (36/12) - 1] = -1,022.42

Since the market value adjustment exceeds the amount of excess interest of $207, the actual market value adjustment is -$207.

Amount withdrawn or transferred (adjusted for market value adjustment): $10,816
- $207 = $10,609

For Contracts issued in FL and NY, we would use the following equation instead:

       10,816 x [(1 + 0.04)/(1 + 0.07 + 0.0025) x (36/12) - 1] = -$953.78

In this case, since the market value adjustment also exceeds the amount of excess interest of $207, the actual market value adjustment is -$207.

* All interest rates shown have been arbitrarily chosen for purposes of these examples. In most cases they will bear little or no relation to the rates we are actually guaranteeing at any time.

                    APPENDIX B: Example of Withdrawal Charge

ASSUME THE FOLLOWING FACTS:

On January 1, 2001, you make a $5,000 initial Purchase Payment and we issue you a Contract.

On January 1, 2002, you make a $1,000 Purchase Payment.

On January 1, 2003, you make a $1,000 Purchase Payment.

On January 1, 2004, the total value of your Contract is $7,500 because of favorable investment earnings.

Now assume you make a partial withdrawal of $7,000 (no tax withholding) on January 2, 2004. In this case, assuming no prior withdrawals, we would deduct a CDSL of $289.36. We withdraw a total of $7,289.36 from your Contract.

     $7,000.00 -- withdrawal request payable to you
     +  289.36 -- withdrawal charge payable to us
     ---------
     $7,289.36 -- total amount withdrawn from your Contract

HERE IS HOW WE DETERMINE THE WITHDRAWAL CHARGE:

(1) We FIRST distribute to you the $500 profit you have in your Contract ($7,500 total Contract Value less $7,000 of Purchase Payments you have paid) under the free withdrawal provision.

(2) Next we repay to you the $5,000 Purchase Payment you paid in 2001. Under the free withdrawal provision, $200 of that Purchase Payment is charge free ($7,000 total Purchase Payments paid x 10%; less the $500 free withdrawal in the same Contract Year described in paragraph 1 above). We assess a withdrawal charge on the remaining balance of $4,800 from your 2001 Purchase Payment. Because you made that Purchase Payment 3 years ago, the withdrawal charge percentage is 4%. We deduct the resulting $192 from your Contract to cover the withdrawal charge on your 2001 Purchase Payment. We pay the remainder of $4,608 to you as a part of your withdrawal request.

     $5,000
     -  200 -- free withdrawal amount (payable to you)
     ------
     $4,800
     x  .04
     ------
     $  192 -- withdrawal charge on 2001 Purchase Payment (payable to us)

     $4,800
     -  192
     ------
     $4,608 -- part of withdrawal request payable to you

(3) We NEXT deem the entire amount of your 2002 PURCHASE PAYMENT to be withdrawn and we assess a withdrawal charge on that $1,000 amount. Because you made this Purchase Payment 2 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $50 from your Contract to cover the withdrawal charge on your 2002 Purchase Payment. We pay the remainder of $950 to you as a part of your withdrawal request.

     $1,000
     x  .05
     ------
     $   50 -- withdrawal charge on 2002 Purchase Payment (payable to us)

     $1,000
     -   50
     ------
     $  950 -- part of withdrawal request payable to you

(4) We NEXT determine what additional amount we need to withdraw to provide you with the total $7,000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $500 from profits under paragraph 1 above, $200 of additional free withdrawal amount under paragraph 2, $4,608 from your 2001 Purchase Payment under paragraph 2, and $950 from your 2003 Purchase Payment under paragraph 3. Therefore, $742 is needed to reach $7,000.

     $7,000 -- total withdrawal amount requested
     -  500 -- profit
     -  200 -- free withdrawal amount
     -4,608 -- payment deemed from initial Purchase Payment
     -  950 -- payment deemed from 2002 Purchase Payment
     ------
     $  742 -- additional payment to you needed to reach $7,000

We know that the withdrawal charge percentage for this remaining amount is 6%, because you are already deemed to have withdrawn all Purchase Payments you paid prior to 2003. We use the following formula to determine how much more we need to withdraw:

Remainder due to you = Withdrawal needed - [applicable withdrawal charge percentage times withdrawal needed]

     $742.00      = x - [.06x]
     $742.00      = .94x
     $742.00/.94  = x
     $789.36      = x

     $789.36     -- deemed withdrawn from 2003 Purchase Payment
     $742.00     -- part of withdrawal request payable to you
     ------
     $ 47.36     -- withdrawal charge on 2003 Purchase Payment deemed withdrawn
                    (payable to us)

                       APPENDIX C: Optional Death Benefits

You may have elected a death benefit that differs from the standard death benefit by purchasing an optional death benefit Rider:

     -    only if the Rider was available in your state;

     -    only when you applied for the Contract;

     - if you elected the Enhanced Death Benefit Rider, only if each Owner and each Annuitant was under age 80 at the time you applied for the Contract; and

     - if you elected the Earnings Enhancement Death Benefit Rider, only if each Owner and each Annuitant was under age 75 at the time you applied for the Contract.

We may have waived either or both of the last two restrictions for Contracts purchased prior to the date a Rider was available in your state.

As long as an optional death benefit Rider is in effect, you will pay the monthly charge shown in the Fee Tables for that benefit. The Rider and its related charges terminate on:

     -    the Contract's Maturity Date; or

     -    upon your surrendering the Contract; or

     - a change of ownership, except where a spousal Beneficiary continues the Rider after an Owner's death (we explain Contract continuation by a spouse in the "Distributions Following Death of Owner" section).

In addition, you may terminate the Enhanced Death Benefit Rider at any time by providing written notification to us at the Annuities Service Center shown on the first page of this Prospectus. If you purchased an Earnings Enhancement Death Benefit Rider, however, you CANNOT request us to terminate the Rider and its charges.

ENHANCED DEATH BENEFIT RIDER

Under this benefit, we will pay the greatest of:

     -    the standard death benefit,

     - the amount of each Purchase Payment you have paid (but not including any extra credits), accumulated at 5% effective annual interest during the benefit's measuring period (less any partial withdrawals you have taken and not including any interest on such amounts after they are withdrawn); or

     - the highest total value of your Contract (adjusted by any market value adjustment) as of any anniversary of your Contract during the benefit's measuring period, plus any Purchase Payments you have made since that anniversary, minus any withdrawals you have taken since that anniversary.

The benefit's "measuring period" includes only those Contract anniversaries that occur (1) before we receive proof of death and (2) before the measuring life attains age 81. The benefit's "measuring life" is:

     - the Owner, if there is only one Owner under your Contract and the death benefit is payable because the Owner dies before the Maturity Date;

     - the oldest Owner, if there are joint Owners under your Contract and the death benefit is payable because either Owner dies before the Maturity Date;

     - the Annuitant, if there is only one Annuitant under your Contract and the death benefit is payable because the Annuitant dies before the Maturity Date;

     - the youngest Annuitant, if there are joint Annuitants under your Contract and the death benefit is payable because the surviving Annuitant dies during the Owner(s) lifetime(s) but before the Maturity Date.

If an Owner is also an Annuitant, we will generally consider that person to be an "Owner" instead of an "Annuitant" for purposes of determining the benefit's measuring life.

The Enhanced Death Benefit Rider that we offered in IL, MN, NY and WA differs from that described above, and the charge assessed under Contracts issued in those states with this Rider may differ from the current optional benefit Rider charge shown in the Fee Tables section of the Prospectus. Under the Rider available NY and WA, we will pay an enhanced death benefit (in lieu of the standard death benefit) that is the greater of (i) the highest total value of your Contract as of any anniversary of your Contract during the Rider's measuring period, plus any Purchase Payments you have made since that anniversary, minus any withdrawals you have taken since that anniversary or (ii) the total value of your Contract as of the date we receive proof of death. In IL and MN, the benefit is based on the life of the Annuitant.

For Contracts issued in IL, MN, NY, ND, OR and WA, the annual charge for the Enhanced Death Benefit Rider is 0.15% of your Contract's total value. We assess 1/12th of this charge monthly. For a more complete description of the terms and conditions of this benefit, you should refer directly to the Rider. We will provide you with a copy on request. This Rider (and related charges) will terminate on the Contract's date of maturity, upon your surrendering the Contract, or upon your written request that we terminate it.

FOR A MORE COMPLETE DESCRIPTION OF THE TERMS AND CONDITIONS OF THE RIDER YOU PURCHASED, YOU SHOULD REFER DIRECTLY TO YOUR CONTRACT.

You should carefully review the tax considerations for optional benefits on page 36 before selecting this optional benefit.

EARNINGS ENHANCEMENT DEATH BENEFIT RIDER
(not available for Contracts issued to Qualified Plans or for Contracts issued in IL, MN, ND, OR, NY and WA)

Under this benefit, the death benefit may be increased by an earnings enhancement amount that will vary based on the age of the Owners and Annuitants when you purchase the benefit. In certain marketing materials, this benefit may be referred to as the "Beneficiary Tax Relief" benefit because any amounts paid under this benefit can be used to cover taxes that may be due on death benefit proceeds under your Contract. Amounts paid under this benefit, however, may also be subject to tax and may be greater than or less than the amount of taxes due on the death benefits.

The earnings enhancement amount is determined as follows:

     - if all of the Owners and the Annuitant are under age 70 on the date your benefit is issued, the earnings enhancement amount will be 40% of the difference between the standard death benefit (or enhanced death benefit, if that benefit is in effect) and your "Net Purchase Payments," up to a maximum benefit amount of 80% of your "Adjusted Net Purchase Payments" prior to the date of the decedent's death;

     - if any of the Owners or the Annuitant is age 70 or older on the date your benefit is issued, the earnings enhancement amount will be 25% of the difference between the standard death benefit (or enhanced death benefit, if that benefit is in effect) and your "Net Purchase Payments," up to a maximum benefit amount of 50% of your "Adjusted Net Purchase Payments" prior to the date of the decedent's death; but

     - if there are joint Annuitants under your Contract, we will not count the age of the older Annuitant for either of these purposes unless the older Annuitant is also an Owner.

"Net Purchase Payments," for purposes of this benefit, means Purchase Payments you paid for the Contract, less any withdrawals in excess of earnings from your Contract (including any surrender charges imposed on these withdrawals). For this purpose, we consider withdrawals to be taken first from earnings on your Contract before they are taken from your Purchase Payments. "Adjusted Net Purchase Payments" means Net Purchase Payments minus any Purchase Payments you paid in the 12 month period prior to the decedent's death (excluding the initial Purchase Payments).

FOR A MORE COMPLETE DESCRIPTION OF THE TERMS AND CONDITIONS OF THE RIDER YOU PURCHASED, YOU SHOULD REFER DIRECTLY TO YOUR CONTRACT.

Examples of Earnings Death Benefit Calculation

The following are examples of the optional earnings enhancement death benefit. We have assumed that there are earnings under the Contracts in each case. Actual investment performance may be greater or lower than the amounts shown.

EXAMPLE 1 - EARNINGS ENHANCEMENT DEATH BENEFIT WITH STANDARD DEATH BENEFIT, NO ADJUSTMENTS FOR WITHDRAWALS OR ADDITIONAL PURCHASE PAYMENTS

Assume:

     - You elect the Earnings Enhancement Death Benefit Rider (but not the Enhanced Death Benefit Rider) when you purchased your Contract,

     - At the time of purchase, you and the Annuitant are each under age 70 and you pay an initial premium of $100,000,

     - You allocate the premium to a Variable Investment Option, and make no transfers of Contract Value to other Investment Options,

     - We determine the death benefit before the Maturity Date, in the fourth year of your Contract on a day when the total value of your Contract is $180,000.

CALCULATION OF STANDARD DEATH BENEFIT

We compare the total value of your Contract ($180,000, with no market value adjustment) to the total amount of premiums you paid ($100,000, with no adjustment for withdrawals). The standard death benefit is the higher of the two, or $180,000.

CALCULATION OF EARNINGS ENHANCEMENT AMOUNT

Because you and the Annuitant were both under age 70 when the Rider was issued, the earnings enhancement amount is 40% of the difference between the standard death benefit and your "Net Premiums," up to a maximum benefit amount equal to 80% of your "Adjusted Net Premiums."

Calculation of Net Premiums and Adjusted Net Premiums - To determine "Net Premiums," we reduce the premiums you paid ($100,000) by the amount of any withdrawals in excess of earnings ($0, with no adjustment for withdrawal charges). In this example, the Net Premiums is $100,000. To determine "Adjusted Net Premiums," we reduce the Net Premiums ($100,000) by any premiums you made, other than the initial premium, during the 12 months before we calculated the death benefit ($0). In this example, the "Adjusted Net Premiums" is $100,000.

Calculation of Maximum Benefit Amount - The maximum benefit amount under the Earnings Enhancement Death Benefit Rider in this example is 80% of the Adjusted Net Premiums ($100,000), or $80,000.

The earnings enhancement amount is 40% of the difference between the standard death benefit ($180,000) and your Net Premiums ($100,000), up to the maximum benefit amount. In this example, 40% of the difference is $32,000, which is less than the maximum benefit amount ($80,000). The earnings enhancement amount is therefore $32,000.

The total death benefit in this example is the standard death benefit ($180,000) plus the earnings enhancement amount ($32,000), or $212,000.

EXAMPLE 2 - EARNINGS ENHANCEMENT DEATH BENEFIT WITH ENHANCED DEATH BENEFIT, ADJUSTED FOR WITHDRAWAL AND ADDITIONAL PREMIUM

Assume:

     - You elect the Earnings Enhancement Death Benefit Rider and the Enhanced Death Benefit Rider when you purchase your Contract,

     - At the time of purchase, you are over age 70 and you pay an initial premium of $100,000,

     - You allocate the premium to a Variable Investment Option, and make no transfers of Contract Value to other Investment Options,

     - On the seventh anniversary of your Contract, your total value in the Contract is $175,000, which is the highest value on any anniversary date,

     - On the day after the seventh anniversary of your Contract, you make a withdrawal of $80,000,

     - On the eighth anniversary of your Contract, the total value of your Contract is $110,000, and you make an Additional Purchase Payment of $10,000 at the end of the eighth year of your Contract,

     - We determine the death benefit before the Maturity Date in the middle of the ninth year of your Contract, on a day when the total value of your Contract is $120,000.

CALCULATION OF ENHANCED DEATH BENEFIT

In this example, the enhanced death benefit is the highest of an accumulated premium "roll-up" amount, a "highest anniversary value" amount and the value of your Contract on the date the death benefit is determined.

Calculation of Premium Roll-up - We calculate the amount of each premium you have paid, accumulated at a 5% effective annual rate, minus any withdrawals. In this example, the accumulated value of your initial premium, after adjustment for the $80,000 withdrawal, is $65,319.75, and the accumulated value of your second premium is $10,246.95. The total amount of the premium "roll-up" is $75,566.70.

Calculation of Highest Anniversary Value - We determine the highest anniversary value of your Contract on any anniversary date during the Rider's measuring period ($175,000), plus any premiums since that date ($10,000), minus any withdrawals since that date ($80,000). In this example, the "highest anniversary value" is $105,000.

The total value of your Contract on the date the death benefit is determined ($120,000, with no market value adjustment) is higher than the premium roll-up amount ($75,566.70) and higher than the "highest anniversary value" amount ($105,000). The enhanced death benefit is therefore $120,000.

CALCULATION OF EARNINGS ENHANCEMENT AMOUNT

Because you were over age 70 when the Rider was issued, the earnings enhancement amount is 25% of the difference between the enhanced death benefit and your "Net Premiums," up to a maximum benefit amount equal to 50% of your "Adjusted Net Premiums."

Calculation of Net Premiums and Adjusted Net Premiums - To determine "Net Premiums," we reduce the premiums you paid by the amount of any withdrawals in excess of earnings (including withdrawal charges). In this example, you withdrew $80,000 at a time when your earnings were $75,000 and no withdrawal charges were imposed. The amount withdrawn in excess of earnings is therefore $5,000. Net Premiums is the amount of premiums paid ($110,000) less amounts withdrawn in excess of earnings ($5,000), or $105,000. To determine "Adjusted Net Premiums," we reduce the Net Premiums ($105,000) by any premiums you made during the 12 months before we calculated the death benefit ($10,000). In this example, the "Adjusted Net Premiums" is $95,000.

Calculation of Maximum Benefit Amount - The maximum benefit amount under the Earnings Enhancement Death Benefit Rider in this example is 50% of your Adjusted Net Premiums ($95,000), or $47,500.

The earnings enhancement amount is 25% of the difference between the enhanced death benefit ($120,000) and your Net Premiums ($105,000), up to the maximum benefit amount. In this example, 25% of the difference is $3,750, which is less than the maximum benefit amount ($47,500). The earnings enhancement amount is therefore $3,750.

The total death benefit in this example is the enhanced death benefit ($120,000) plus the earnings enhancement amount ($3,750), or $123,750.


YOU SHOULD CAREFULLY REVIEW THE TAX CONSIDERATIONS FOR OPTIONAL BENEFIT RIDERS ON PAGE 38 BEFORE SELECTING ANY OF THESE OPTIONAL DEATH BENEFIT RIDERS. THE DEATH BENEFITS UNDER THESE RIDERS WILL DECREASE IF YOU MAKE PARTIAL WITHDRAWALS UNDER YOUR CONTRACT. THE ENHANCED EARNINGS DEATH BENEFIT RIDER MAY NOT BE APPROPRIATE FOR YOU IF YOU EXPECT TO WITHDRAW EARNINGS.

                        APPENDIX D: Qualified Plan Types


For more detailed information about these plan types, you may request a Statement of Additional Information.



PLAN TYPE
---------
TRADITIONAL IRAS               Section 408 of the Code permits eligible individuals to
                               contribute to an individual retirement program known as an
                               Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA
                               discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may
                               be eligible and the time when distributions may commence.
                               Also, distributions from certain other types of qualified
                               retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in
                               connection with an Education IRA under Section 530 of the
                               Code. In general, unless you have made non-deductible
                               contributions to your IRA, all amounts paid out from a
                               traditional IRA contract (in the form of an annuity, a
                               single sum, death benefits or partial withdrawal), are
                               taxable to the payee as ordinary income.

ROTH IRAS                      Section 408A of the Code permits eligible individuals to
                               contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs,
                               but they differ in certain significant respects. Among the differences are that contributions to a Roth IRA are not
                               deductible and qualified distributions from a Roth IRA are excluded from income.

SIMPLE IRA PLANS               In general, under Section 408(p) of the Code a small
                               business employer may establish a SIMPLE IRA retirement
                               plan if the employer employed no more than 100 employees
                               earning at least $5,000 during the preceding year. Under a
                               SIMPLE IRA plan both employees and the employer make
                               deductible contributions. SIMPLE IRAs are subject to
                               various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and
                               the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for
                               distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.

SIMPLIFIED EMPLOYEE PENSIONS   Section 408(k) of the Code allows employers to establish
(SEP - IRAS)                   simplified employee pension plans for their employees,
                               using the employees' IRAs for such purposes, if certain
                               criteria are met. Under these plans the employer may,
                               within specified limits, make deductible contributions on
                               behalf of the employees to IRAs. The requirements for
                               minimum distributions from a SEP - IRA, and rules on
                               taxation of distributions from a SEP - IRA, are generally
                               the same as those discussed above for distributions from a traditional IRA.

SECTION 403(B) QUALIFIED       Section 403(b) of the Code permits public school employees
PLANS OR TAX-SHELTERED         and employees of certain types of tax-exempt organizations
ANNUITIES                      to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the
                               Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that
                               may be provided under a tax-sheltered annuity. These
                               Contracts are commonly referred to as "tax-sheltered
                               annuities." We currently are not offering this Contract for use in a Section 403(b) Qualified Plan except under limited circumstances.

CORPORATE AND SELF-EMPLOYED    Sections 401(a) and 403(a) of the code permit corporate
PENSION AND PROFIT-SHARING     employers to establish various types of tax-deferred
PLANS (H.R. 10 AND KEOGH)      retirement plans for employees. The Self-Employed
                               Individuals' Tax Retirement Act of 1962, as amended,
                               commonly referred to as "H.R. 10" or "Keogh," permits
                               self-employed individuals to establish tax-favored
                               retirement plans for themselves and their employees. Such
                               retirement plans may permit the purchase of annuity
                               contracts in order to provide benefits under the plans, but there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.

DEFERRED COMPENSATION PLANS    Section 457 of the Code permits employees of state and
OF STATE AND LOCAL             local governments and tax-exempt organizations to defer a
GOVERNMENTS AND TAX-EXEMPT     portion of their compensation without paying current taxes.
ORGANIZATIONS                  The employees must be participants in an eligible deferred compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not
                               permit distributions prior to the participant's severance
                               from employment (except in the case of an unforeseen
                               emergency). When we make payments under a Section 457
                               Contract, the payment is taxed as ordinary income.


For more detailed information about these plan types, you may request a Statement of Additional Information.

                   APPENDIX U: Accumulation Unit Value Tables


The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of Accumulation Units for each Variable Investment Option during the periods shown. The table reflects the current name of the Separate Account (John Hancock Life Insurance Company (U.S.A.) Separate Account Q), not its previous name (John Hancock Variable Annuity Account H).


We use Accumulation Units to measure the value of your investment in a particular Variable Investment Option. Each Accumulation Unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses. (See the Fee Tables section of the Prospectus for additional information on these charges).

Revolution Value

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A) SEPARATE ACCOUNT Q

          ACCUMULATION UNIT VALUES - REVOLUTION VALUE VARIABLE ANNUITY

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
(M-FUND) M BUSINESS OPPORTUNITY FUND (FORMERLY BUSINESS OPPORTUNITY VALUE FUND) - NAV SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits

Value at Start of Year       9.73      15.05      14.45      12.85      12.07       9.97         --         --         --         --
Value at End of Year        11.98       9.73      15.05      14.45      12.85      12.07         --         --         --         --
No. of Units                1,757      1,759      3,839        806        806      1,142         --         --         --         --

(M-FUND) M CAPITAL APPRECIATION FUND (FORMERLY FRONTIER CAPITAL APPRECIATION FUND) - NAV SHARES (units first credited 5-01-2001)
Contracts with no Optional Benefits

Value at Start of Year       9.28      16.21      14.67      12.76      11.23      10.40         --         --         --         --
Value at End of Year        13.62       9.28      16.21      14.67      12.76      11.23         --         --         --         --
No. of Units               10,815     10,985     17,917      6,581      2,575      2,576         --         --         --         --

(M-FUND) M INTERNATIONAL EQUITY FUND (FORMERLY BRANDES INTERNATIONAL EQUITY FUND) - NAV SHARES (units first credited 11-11-2004)
Contracts with no Optional Benefits

Value at Start of Year      12.33      20.75      19.45      15.53      14.23      11.62         --         --         --         --
Value at End of Year        15.25      12.33      20.75      19.45      15.53      14.23         --         --         --         --
No. of Units                6,089      8,185     13,490      9,919      2,669      2,671         --         --         --         --

(M-FUND) M LARGE CAP GROWTH FUND (FORMERLY TURNER CORE GROWTH FUND) - NAV SHARES (units first credited 5-01-2001)
Contracts with no Optional Benefits

Value at Start of Year       5.02       9.97       8.24       7.69       6.84       6.23         --         --         --         --
Value at End of Year         6.82       5.02       9.97       8.24       7.69       6.84         --         --         --         --
No. of Units                4,061      5,641      8,011      4,525      4,527      4,528         --         --         --         --

500 INDEX TRUST B - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits

Value at Start of Year       7.31      22.93      22.06      19.32      18.70         --         --         --         --         --
Value at End of Year         7.31       7.31      22.93      22.06      19.32         --         --         --         --         --
No. of Units            2,679,049  3,832,019  5,479,803  7,014,739  8,624,812         --         --         --         --         --

ACTIVE BOND FUND (MERGED INTO ACTIVE BOND TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2001)
Contracts with no Optional Benefits

Value at Start of Year         --         --         --         --         --      11.57      11.00      10.39      10.00         --
Value at End of Year           --         --         --         --         --      11.97      11.57      11.00      10.39         --
No. of Units                   --         --         --         --         -- 15,086,910 17,995,519 15,189,574 15,461,461         --

ACTIVE BOND TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits

Value at Start of Year      11.37      12.86      12.52      12.13      11.97         --         --         --         --         --
Value at End of Year        14.02      11.37      12.86      12.52      12.13         --         --         --         --         --
No. of Units            4,185,127  5,815,840  8,191,749 10,198,612 12,709,854         --         --         --         --         --

AIM V. I. CAPITAL DEVELOPMENT FUND (SHARES MERGED INTO MID CAP INDEX TRUST EFF 4-29-05) - NAV SHARES (units first credited
5-01-2002)
Contracts with no Optional Benefits

Value at Start of Year         --         --         --         --         --       9.93       7.45      10.00         --         --
Value at End of Year           --         --         --         --         --      11.31       9.93       7.45         --         --
No. of Units                   --         --         --         --         --    258,860    197,989     77,719         --         --

AIM V. I. PREMIER EQUITY FUND (SHARES MERGED INTO 500 INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited 8-10-1999)
Contracts with no Optional Benefits

Value at Start of Year         --         --         --         --         --       7.29       5.90       8.57       9.92      11.77
Value at End of Year           --         --         --         --         --       7.62       7.29       5.90       8.57       9.92
No. of Units                   --         --         --         --         --  6,022,556  7,359,637  5,612,155  7,992,587  3,240,530

BLUE CHIP GROWTH TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits

Value at Start of Year       5.35       9.43       8.47       7.82       7.41         --         --         --         --         --
Value at End of Year         7.56       5.35       9.43       8.47       7.82         --         --         --         --         --
No. of Units            3,323,839  4,399,825  5,680,739  6,669,200  7,968,724         --         --         --         --         --

Revolution Value

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
BOND INDEX FUND (REPLACED BY BOND INDEX TRUST B EFF 4-29-05) (NOW TOTAL BOND MARKET TRUST B) - NAV SHARES (units first credited
8-10-1999)
Contracts with no Optional Benefits

Value at Start of Year         --         --         --         --         --      12.57      12.28      11.31      10.63       9.63
Value at End of Year           --         --         --         --         --      12.91      12.57      12.28      11.31      10.63
No. of Units                   --         --         --         --         --  5,529,904  6,771,460  7,338,167  6,267,938    728,698

CAPITAL APPRECIATION TRUST - NAV SHARES (units first credited 4-29-2006)
Contracts with no Optional Benefits

Value at Start of Year       2.61       4.21       3.81       3.71         --         --         --         --         --         --
Value at End of Year         3.67       2.61       4.21       3.81         --         --         --         --         --         --
No. of Units            2,573,803  3,675,145  5,049,975  6,237,021         --         --         --         --         --         --

EARNINGS GROWTH FUND (REPLACED BY LARGE CAP GROWTH TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2000)
Contracts with no Optional Benefits

Value at Start of Year         --         --         --         --         --       3.65       2.96       4.43       7.11      10.00
Value at End of Year           --         --         --         --         --       3.70       3.65       2.96       4.43       7.11
No. of Units                   --         --         --         --         --  8,715,120 10,166,215 11,312,152 12,863,731  1,456,523

EQUITY INDEX FUND (REPLACED BY 500 INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited 8-10-1999)
Contracts with no Optional Benefits

Value at Start of Year         --         --         --         --         --      17.10      13.49      17.58      20.22      22.54
Value at End of Year           --         --         --         --         --      18.70      17.10      13.49      17.58      20.22
No. of Units                   --         --         --         --         --  4,907,216  5,444,350  5,128,737  6,127,239  1,345,069

EQUITY-INCOME TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits

Value at Start of Year      10.70      16.92      16.57      14.09      13.30         --         --         --         --         --
Value at End of Year        13.29      10.70      16.92      16.57      14.09         --         --         --         --         --
No. of Units            2,913,865  4,309,129  5,992,081  7,464,485  8,917,483         --         --         --         --         --

FIDELITY VIP CONTRAFUND (SHARES MERGED INTO TOTAL STOCK MARKET INDEX TRUST EFF 4-29-05) - NAV SHARES (units first credited
8-10-1999)
Contracts with no Optional Benefits

Value at Start of Year         --         --         --         --         --      10.49       8.28       9.25      10.69      11.61
Value at End of Year           --         --         --         --         --      11.95      10.49       8.28       9.25      10.69
No. of Units                   --         --         --         --         --  5,372,079  5,714,556  5,062,378  6,215,334  2,399,696

FIDELITY VIP GROWTH (SHARES MERGED INTO 500 INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited 8-10-1999)
Contracts with no Optional Benefits

Value at Start of Year         --         --         --         --         --       7.76       5.92       8.59      10.57      12.04
Value at End of Year           --         --         --         --         --       7.92       7.76       5.92       8.59      10.57
No. of Units                   --         --         --         --         --  5,403,697  6,406,445  7,024,465  8,938,569  3,596,153

FIDELITY VIP OVERSEAS (SHARES MERGED INTO INTERNATIONAL EQUITY INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited
8-10-1999)
Contracts with no Optional Benefits

Value at Start of Year         --         --         --         --         --       8.62       6.10       7.75       9.97      12.48
Value at End of Year           --         --         --         --         --       9.66       8.62       6.10       7.75       9.97
No. of Units                   --         --         --         --         --  1,442,156  1,545,599  1,607,988  2,147,090  1,171,210

FINANCIAL INDUSTRIES FUND (REPLACED BY FINANCIAL SERVICES TRUST EFF 4-29-05) - NAV SHARES (units first credited 8-10-1999)
Contracts with no Optional Benefits

Value at Start of Year         --         --         --         --         --      14.43      11.60      14.58      17.90      14.25
Value at End of Year           --         --         --         --         --      15.49      14.43      11.60      14.58      17.90
No. of Units                   --         --         --         --         --  1,462,636  1,664,719  1,933,358  2,803,334    930,938

FINANCIAL SERVICES TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits

Value at Start of Year      10.07      18.42      20.00      16.44      15.49         --         --         --         --         --
Value at End of Year        14.08      10.07      18.42      20.00      16.44         --         --         --         --         --
No. of Units              412,914    530,531    771,807  1,017,826  1,185,721         --         --         --         --         --

FUNDAMENTAL GROWTH FUND (MERGED INTO LARGE CAP GROWTH FUND EFF 11-1-04) - NAV SHARES (units first credited 8-10-1999)
Contracts with no Optional Benefits

Value at Start of Year         --         --         --         --         --         --       6.79       9.86      14.74      15.39
Value at End of Year           --         --         --         --         --         --       8.84       6.79       9.86      14.74
No. of Units                   --         --         --         --         --         --  1,229,311  1,303,254  2,129,465  1,326,702

Revolution Value

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
FUNDAMENTAL VALUE FUND (REPLACED BY EQUITY-INCOME TRUST EFF 4-29-05) - NAV SHARES (units first credited 8-10-1999)
Contracts with no Optional Benefits

Value at Start of Year         --         --         --         --         --      11.12       8.75      10.73      11.68      10.43
Value at End of Year           --         --         --         --         --      12.70      11.12       8.75      10.73      11.68
No. of Units                   --         --         --         --         --  4,945,436  3,051,746  3,246,787  3,925,873    425,196

FUNDAMENTAL VALUE FUND B (FORMERLY LARGE CAP VALUE CORE SM) (MERGED INTO FUNDAMENTAL VALUE FUND EFF 11-1-04) - NAV SHARES (units first credited 8-10-1999)
Contracts with no Optional Benefits

Value at Start of Year         --         --         --         --         --         --       8.13      10.07      10.71      10.31
Value at End of Year           --         --         --         --         --         --      10.35       8.13      10.07      10.71
No. of Units                   --         --         --         --         --         --  2,646,577  2,772,478  3,617,460    629,828

GLOBAL BOND FUND (REPLACED BY GLOBAL BOND TRUST EFF 4-29-05) - NAV SHARES (units first credited 11-01-2000)
Contracts with no Optional Benefits

Value at Start of Year         --         --         --         --         --      13.85      12.10      10.31      10.60      10.00
Value at End of Year           --         --         --         --         --      15.13      13.85      12.10      10.31      10.60
No. of Units                   --         --         --         --         --  1,890,998  2,143,905  1,931,853  1,000,829         --

GLOBAL BOND TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits

Value at Start of Year      14.73      15.60      14.41      13.86      15.13         --         --         --         --         --
Value at End of Year        16.78      14.73      15.60      14.41      13.86         --         --         --         --         --
No. of Units              645,588  1,074,915  1,117,708  1,426,603  1,684,683         --         --         --         --         --

GROWTH & INCOME FUND (MERGED INTO GROWTH & INCOME TRUST II EFF 4-29-05) (NOW GROWTH & INCOME TRUST) - NAV SHARES (units first credited 11-01-2000)
Contracts with no Optional Benefits

Value at Start of Year         --         --         --         --         --       6.95       5.66       7.36       8.82      10.00
Value at End of Year           --         --         --         --         --       7.61       6.95       5.66       7.36       8.82
No. of Units                   --         --         --         --         -- 26,255,129 29,945,731 27,785,753 32,350,307     26,057

GROWTH & INCOME TRUST (MERGED INTO OPTIMIZED ALL CAP TRUST EFF 4-25-08) - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits

Value at Start of Year         --         --       9.12       8.19       7.61         --         --         --         --         --
Value at End of Year           --         --       9.37       9.12       8.19         --         --         --         --         --
No. of Units                   --         -- 14,812,691 18,518,392 22,326,201         --         --         --         --         --

HEALTH SCIENCES FUND (REPLACED BY HEALTH SCIENCES TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2001)
Contracts with no Optional Benefits

Value at Start of Year         --         --         --         --         --      10.00       7.69       9.73      10.00         --
Value at End of Year           --         --         --         --         --      10.98      10.00       7.69       9.73         --
No. of Units                   --         --         --         --         --  1,031,737  1,128,769    975,311    768,568         --

HEALTH SCIENCES TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits

Value at Start of Year      11.00      15.88      13.65      12.75      10.98         --         --         --         --         --
Value at End of Year        14.32      11.00      15.88      13.65      12.75         --         --         --         --         --
No. of Units              402,625    582,274    772,294    871,942    962,918         --         --         --         --         --

HIGH YIELD BOND FUND (REPLACED BY HIGH YIELD TRUST EFF 4-29-05) - NAV SHARES (units first credited 8-10-1999)
Contracts with no Optional Benefits

Value at Start of Year         --         --         --         --         --       9.90       8.60       9.12       9.04      10.27
Value at End of Year           --         --         --         --         --      10.57       9.90       8.60       9.12       9.04
No. of Units                   --         --         --         --         --  3,126,816  3,567,998  2,563,428  2,743,225    522,500

HIGH YIELD TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits

Value at Start of Year       8.26      11.87      11.82      10.84      10.57         --         --         --         --         --
Value at End of Year        12.61       8.26      11.87      11.82      10.84         --         --         --         --         --
No. of Units              846,455  1,183,852  1,729,498  2,166,931  2,519,158         --         --         --         --         --

INTERNATIONAL EQUITY INDEX FUND (REPLACED BY INTERNATIONAL EQUITY INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited
5-01-2002)
Contracts with no Optional Benefits

Value at Start of Year         --         --         --         --         --       9.49       6.77      10.00         --         --
Value at End of Year           --         --         --         --         --      11.27       9.49       6.77         --         --
No. of Units                   --         --         --         --         --    918,876    819,762    102,021         --         --

Revolution Value

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
INTERNATIONAL EQUITY INDEX TRUST B - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits

Value at Start of Year       6.10      18.67      16.33      13.01      12.50         --         --         --         --         --
Value at End of Year         6.10       6.10      18.67      16.33      13.01         --         --         --         --         --
No. of Units            1,148,561  1,655,592  2,578,022  2,663,162  2,733,050         --         --         --         --         --

JANUS GLOBAL TECHNOLOGY (SHARES MERGED INTO TOTAL STOCK MARKET INDEX TRUST EFF 4-29-05) - NAV SHARES (units first credited
5-05-2003)
Contracts with no Optional Benefits

Value at Start of Year         --         --         --         --         --      13.67      10.04         --         --         --
Value at End of Year           --         --         --         --         --      13.58      13.67         --         --         --
No. of Units                   --         --         --         --         --     98,937    121,620         --         --         --

JANUS WORLDWIDE GROWTH (SHARES MERGED INTO INTERNATIONAL EQUITY INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited
11-01-2000)
Contracts with no Optional Benefits

Value at Start of Year         --         --         --         --         --       6.19       5.07       6.90       9.03      10.00
Value at End of Year           --         --         --         --         --       6.39       6.19       5.07       6.90       9.03
No. of Units                   --         --         --         --         --  1,151,570  1,414,950  1,701,986  1,848,378     25,541

LARGE CAP GROWTH FUND (REPLACED BY BLUE CHIP GROWTH TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2001)
Contracts with no Optional Benefits

Value at Start of Year         --         --         --         --         --       7.19       5.79       8.13      10.00         --
Value at End of Year           --         --         --         --         --       7.41       7.19       5.79       8.13         --
No. of Units                   --         --         --         --         --  9,053,754  6,575,972  5,166,559  4,989,946         --

LARGE CAP GROWTH FUND B (FORMERLY LARGE CAP AGGRESSIVE GROWTH) (MERGED INTO LARGE CAP GROWTH FUND EFF 11-1-04) - NAV SHARES (units first credited 8-10-1999)
Contracts with no Optional Benefits

Value at Start of Year         --         --         --         --         --         --       5.48       8.09       9.60      11.97
Value at End of Year           --         --         --         --         --         --       7.13       5.48       8.09       9.60
No. of Units                   --         --         --         --         --         --  2,227,164  2,381,294  3,304,891  1,086,306

LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-2006) - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits

Value at Start of Year         --         --         --         --       3.70         --         --         --         --         --
Value at End of Year           --         --         --         --       3.71         --         --         --         --         --
No. of Units                   --         --         --         --  7,510,815         --         --         --         --         --

LARGE CAP VALUE FUND (REPLACED BY EQUITY-INCOME TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2001)
Contracts with no Optional Benefits

Value at Start of Year         --         --         --         --         --      12.08       9.75      11.38      10.00         --
Value at End of Year           --         --         --         --         --      13.72      12.08       9.75      11.38         --
No. of Units                   --         --         --         --         --  5,407,445  5,427,350  4,601,885  3,438,978         --

LIFESTYLE BALANCED TRUST - NAV SHARES (units first credited 11-09-2008)
Contracts with no Optional Benefits

Value at Start of Year       8.40       8.49         --         --         --         --         --         --         --         --
Value at End of Year        10.86       8.40         --         --         --         --         --         --         --         --
No. of Units           11,185,992 14,811,291         --         --         --         --         --         --         --         --

MANAGED FUND (MERGED INTO MANAGED TRUST EFF 4-29-05) - NAV SHARES (units first credited 11-01-2000)
Contracts with no Optional Benefits

Value at Start of Year         --         --         --         --         --       9.41       8.00       9.34       9.73      10.00
Value at End of Year           --         --         --         --         --      10.05       9.41       8.00       9.34       9.73
No. of Units                   --         --         --         --         -- 41,346,785 47,780,389 53,880,797 61,363,128    286,432

MANAGED TRUST (MERGED INTO LIFESTYLE BALANCED TRUST EFF 11-7-08) - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits

Value at Start of Year         --         --      10.82      10.19      10.05         --         --         --         --         --
Value at End of Year           --         --      10.90      10.82      10.19         --         --         --         --         --
No. of Units                   --         -- 20,953,611 26,879,301 34,467,061         --         --         --         --         --

MFS INVESTORS GROWTH STOCK (MERGED INTO 500 INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited 8-10-1999)
Contracts with no Optional Benefits

Value at Start of Year         --         --         --         --         --       7.46       6.14       8.58      11.45      12.36
Value at End of Year           --         --         --         --         --       8.05       7.46       6.14       8.58      11.45
No. of Units                   --         --         --         --         --  1,576,507  1,860,241  1,930,773  2,881,024  1,176,147

Revolution Value

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
MFS NEW DISCOVERY (MERGED INTO SMALL CAP INDEX TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2001)
Contracts with no Optional Benefits

Value at Start of Year         --         --         --         --         --      12.35       9.35      13.85      14.77      15.26
Value at End of Year           --         --         --         --         --      12.99      12.35       9.35      13.85      14.77
No. of Units                   --         --         --         --         --    886,074  1,102,351  1,203,276  1,556,670    877,857

MFS RESEARCH (MERGED INTO TOTAL STOCK MARKET INDEX TRUST EFF 4-29-05) - NAV SHARES (units first credited 8-10-1999)
Contracts with no Optional Benefits

Value at Start of Year         --         --         --         --         --       7.95       6.46       8.67      11.14      11.86
Value at End of Year           --         --         --         --         --       9.10       7.95       6.46       8.67      11.14
No. of Units                   --         --         --         --         --    921,345  1,084,370  1,177,295  1,779,879    816,216

MID CAP GROWTH (REPLACED BY MID CAP STOCK TRUST EFF 4-29-05) - NAV SHARES (units first credited 8-10-1999)
Contracts with no Optional Benefits

Value at Start of Year         --         --         --         --         --      23.49      16.19      20.79      20.47      18.98
Value at End of Year           --         --         --         --         --      25.90      23.49      16.19      20.79      20.47
No. of Units                   --         --         --         --         --  1,165,012  1,282,126  1,134,389  1,194,003    191,414

MID CAP INDEX TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits

Value at Start of Year       8.79      13.99      13.17      12.15      12.50         --         --         --         --         --
Value at End of Year        11.87       8.79      13.99      13.17      12.15         --         --         --         --         --
No. of Units              183,282    254,466    389,164    355,738    369,769         --         --         --         --         --

MID CAP STOCK TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits

Value at Start of Year      22.94      41.30      33.84      30.14      25.90         --         --         --         --         --
Value at End of Year        23.89      22.94      41.30      33.84      30.14         --         --         --         --         --
No. of Units              416,266    551,782    762,360    878,156  1,044,958         --         --         --         --         --

MID CAP VALUE B FUND (MERGED INTO MID VALUE TRUST EFF 4-29-05) - NAV SHARES (units first credited 8-10-1999)
Contracts with no Optional Benefits

Value at Start of Year         --         --         --         --         --      15.68      10.94      13.06      13.16      12.73
Value at End of Year           --         --         --         --         --      18.39      15.68      10.94      13.06      13.16
No. of Units                   --         --         --         --         --  1,695,866  1,204,705  1,003,313    947,569    244,652

MID CAP VALUE FUND (MERGED INTO MID CAP VALUE B FUND EFF 11-01-04) - NAV SHARES (units first credited 5-02-2003)
Contracts with no Optional Benefits

Value at Start of Year         --         --         --         --         --         --      10.00         --         --         --
Value at End of Year           --         --         --         --         --         --      13.56         --         --         --
No. of Units                   --         --         --         --         --         --    267,744         --         --         --

MID VALUE TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits

Value at Start of Year      14.85      23.01      23.18      19.50      18.39         --         --         --         --         --
Value at End of Year        21.45      14.85      23.01      23.18      19.50         --         --         --         --         --
No. of Units              473,836    673,639  1,005,541  1,253,153  1,517,032         --         --         --         --         --

MONEY MARKET FUND (REPLACED BY MONEY MARKET TRUST B EFF 4-29-05) - NAV SHARES (units first credited 5-01-2001)
Contracts with no Optional Benefits

Value at Start of Year         --         --         --         --         --      10.12      10.15      10.12      10.00         --
Value at End of Year           --         --         --         --         --      10.10      10.12      10.15      10.12         --
No. of Units                   --         --         --         --         --  9,456,749 13,492,072 19,908,505 20,983,009         --

MONEY MARKET TRUST B - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits

Value at Start of Year      11.09      11.00      10.62      10.27      10.10         --         --         --         --         --
Value at End of Year        11.01      11.09      11.00      10.62      10.27         --         --         --         --         --
No. of Units            4,398,470  7,076,794  6,141,993  6,525,846  7,253,672         --         --         --         --         --

OPTIMIZED ALL CAP TRUST - NAV SHARES (units first credited 4-25-2008)
Contracts with no Optional Benefits

Value at Start of Year       5.11       8.56         --         --         --         --         --         --         --         --
Value at End of Year         6.48       5.11         --         --         --         --         --         --         --         --
No. of Units            7,721,071 10,570,987         --         --         --         --         --         --         --         --

Revolution Value

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
OVERSEAS EQUITY B FUND (MERGED INTO OVERSEAS EQUITY TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2001)
Contracts with no Optional Benefits

Value at Start of Year         --         --         --         --         --       8.79       6.72       8.33      10.00         --
Value at End of Year           --         --         --         --         --       9.64       8.79       6.72       8.33         --
No. of Units                   --         --         --         --         --  4,258,082  2,456,312  2,426,293    569,205         --

OVERSEAS EQUITY C FUND (FORMERLY EMERGING MARKETS EQUITY) (MERGED INTO OVERSEAS EQUITY B FUND EFF 11-1-04) - NAV SHARES (units first credited 5-01-2001)
Contracts with no Optional Benefits

Value at Start of Year         --         --         --         --         --         --       9.07       9.85      10.00         --
Value at End of Year           --         --         --         --         --         --      14.06       9.07       9.85         --
No. of Units                   --         --         --         --         --         --    560,745    420,030    234,786         --

OVERSEAS EQUITY FUND (MERGED INTO OVERSEAS EQUITY B FUND EFF 11-1-04) - NAV SHARES (units first credited 8-10-1999)
Contracts with no Optional Benefits

Value at Start of Year         --         --         --         --         --         --       9.96      10.76      11.65      12.98
Value at End of Year           --         --         --         --         --         --      13.75       9.96      10.76      11.65
No. of Units                   --         --         --         --         --         --    791,964    669,291    656,380    158,065

OVERSEAS EQUITY TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits

Value at Start of Year       8.48      14.81      13.33      11.27       9.64         --         --         --         --         --
Value at End of Year        10.95       8.48      14.81      13.33      11.27         --         --         --         --         --
No. of Units            1,355,135  1,925,608  2,644,405  3,217,561  3,646,588         --         --         --         --         --

REAL ESTATE EQUITY FUND (REPLACED BY REAL ESTATE SECURITIES TRUST EFF 4-29-05) - NAV SHARES (units first credited 11-01-2000)
Contracts with no Optional Benefits

Value at Start of Year         --         --         --         --         --      15.47      11.44      11.43      10.95      10.00
Value at End of Year           --         --         --         --         --      20.85      15.47      11.44      11.43      10.95
No. of Units                   --         --         --         --         --  2,897,036  2,974,267  2,691,940  1,947,999      6,226

REAL ESTATE SECURITIES TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits

Value at Start of Year      15.75      26.31      31.55      23.12      20.85         --         --         --         --         --
Value at End of Year        20.26      15.75      26.31      31.55      23.12         --         --         --         --         --
No. of Units              684,278    957,522  1,422,400  2,071,873  2,527,265         --         --         --         --         --

SHORT-TERM BOND FUND (MERGED INTO SHORT-TERM BOND TRUST EFF 4-29-05) - NAV SHARES (units first credited 8-10-1999)
Contracts with no Optional Benefits

Value at Start of Year         --         --         --         --         --      15.04      14.82      14.20      13.31      12.48
Value at End of Year           --         --         --         --         --      15.07      15.04      14.82      14.20      13.31
No. of Units                   --         --         --         --         --  4,993,613  5,899,670  5,760,342  4,685,429    619,135

SHORT-TERM BOND TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits

Value at Start of Year      12.82      16.01      15.70      15.20      15.07         --         --         --         --         --
Value at End of Year        15.10      12.82      16.01      15.70      15.20         --         --         --         --         --
No. of Units            1,195,626  1,677,093  2,513,136  3,162,936  4,072,537         --         --         --         --         --

SMALL CAP EMERGING GROWTH FUND (MERGED INTO SMALL CAP GROWTH TRUST EFF 4-29-05) - NAV SHARES (units first credited 11-01-2000)
Contracts with no Optional Benefits

Value at Start of Year         --         --         --         --         --       8.23       5.60       7.90       8.31      10.00
Value at End of Year           --         --         --         --         --       8.90       8.23       5.60       7.90       8.31
No. of Units                   --         --         --         --         --  4,148,431  1,153,779  1,007,793  1,037,065      3,064

SMALL CAP GROWTH FUND (MERGED INTO SMALL CAP EMERGING GROWTH FUND EFF 11-01-04) - NAV SHARES (units first credited 8-10-1999)
Contracts with no Optional Benefits

Value at Start of Year         --         --         --         --         --         --       9.81      14.19      16.44      21.19
Value at End of Year           --         --         --         --         --         --      12.39       9.81      14.19      16.44
No. of Units                   --         --         --         --         --         --  2,344,779  2,487,963  3,202,945  1,185,945

SMALL CAP GROWTH TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits

Value at Start of Year       7.77      13.01      11.56      10.31      12.27         --         --         --         --         --
Value at End of Year        10.31       7.77      13.01      11.56      10.31         --         --         --         --         --
No. of Units            1,175,580  1,601,050  2,291,460  2,897,082  3,562,512         --         --         --         --         --

Revolution Value

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
SMALL CAP INDEX TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits

Value at Start of Year       9.19      14.03      14.51      12.49      12.50         --         --         --         --         --
Value at End of Year        11.49       9.19      14.03      14.51      12.49         --         --         --         --         --
No. of Units              269,639    402,481    603,227    720,128    808,886         --         --         --         --         --

SMALL CAP VALUE FUND (MERGED INTO SMALL CAP VALUE TRUST EFF 4-29-05) - NAV SHARES (units first credited 8-10-1999)
Contracts with no Optional Benefits

Value at Start of Year         --         --         --         --         --      20.54      15.07      16.31      13.87      10.46
Value at End of Year           --         --         --         --         --      25.43      20.54      15.07      16.31      13.87
No. of Units                   --         --         --         --         --  3,625,674  3,988,012  3,922,168  4,203,442    652,162

SMALL CAP VALUE TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits

Value at Start of Year      22.64      31.01      32.34      27.44      25.43         --         --         --         --         --
Value at End of Year        28.79      22.64      31.01      32.34      27.44         --         --         --         --         --
No. of Units              932,309  1,308,208  2,009,842  2,687,994  3,197,818         --         --         --         --         --

TOTAL BOND MARKET TRUST B (FORMERLY BOND INDEX TRUST B) - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits

Value at Start of Year      14.84      14.20      13.42      13.06      12.91         --         --         --         --         --
Value at End of Year        15.57      14.84      14.20      13.42      13.06         --         --         --         --         --
No. of Units            1,392,129  2,125,665  3,056,726  3,710,299  4,696,334         --         --         --         --         --

TOTAL RETURN BOND FUND (REPLACED BY TOTAL RETURN TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits

Value at Start of Year         --         --         --         --         --      10.11      10.00         --         --         --
Value at End of Year           --         --         --         --         --      10.46      10.11         --         --         --
No. of Units                   --         --         --         --         --    358,863    234,362         --         --         --

TOTAL RETURN TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits

Value at Start of Year      11.84      11.67      10.88      10.63      10.46         --         --         --         --         --
Value at End of Year        13.30      11.84      11.67      10.88      10.63         --         --         --         --         --
No. of Units              755,468    835,932    634,249    620,783    556,047         --         --         --         --         --

TOTAL STOCK MARKET INDEX TRUST - NAV SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits

Value at Start of Year       9.35      15.07      14.51      12.74      12.50         --         --         --         --         --
Value at End of Year        11.56       9.35      15.07      14.51      12.74         --         --         --         --         --
No. of Units            1,472,270  2,131,691  3,121,007  3,967,213  5,038,536         --         --         --         --         --

                                     PART B

                           INFORMATION REQUIRED IN A

                      STATEMENT OF ADDITIONAL INFORMATION

                      STATEMENT OF ADDITIONAL INFORMATION
        John Hancock Life Insurance Company (U.S.A.) Separate Account Q

                                             Statement of Additional Information
                                                               dated May 3, 2010


                             (JOHN HANCOCK(R) LOGO)
                             JOHN HANCOCK ANNUITIES

                       Statement of Additional Information
         John Hancock Life Insurance Company (U.S.A.) Separate Account Q

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment deferred combination fixed and variable annuity contracts (singly, a "CONTRACT and collectively, the "CONTRACTS") issued by JOHN HANCOCK LIFE INSURANCE COMPANY ("JHLICO") and subsequently assumed by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("JOHN HANCOCK USA") in all jurisdictions as follows:


           RELATED JHLICO-ISSUED VARIABLE ANNUITY CONTRACTS PROSPECTUS to be read with this Statement of Additional Information



                        Revolution Value Variable Annuity


Unless otherwise specified, "WE," "US," "OUR," or the "COMPANY" refers to John Hancock USA.

You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


John Hancock Annuities Service Center   Mailing Address
164 Corporate Drive                     Post Office Box 9505
Portsmouth, NH 03801-6815               Portsmouth, NH 03802-9505
(800) 824-0335                          www.jhannuities.com



JH USA SEP ACCT Q SAI 05/10

                                Table of Contents


GENERAL INFORMATION AND HISTORY ...........................................    1
ACCUMULATION UNIT VALUE TABLES ............................................    1
SERVICES ..................................................................    2
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..........................    2
   PRINCIPAL UNDERWRITER ..................................................    2
   COMPENSATION ...........................................................    2
CALCULATION OF PERFORMANCE DATA ...........................................    3
   MONEY MARKET VARIABLE INVESTMENT OPTIONS ...............................    3
   OTHER VARIABLE INVESTMENT OPTIONS ......................................    3
      "Standardized" Total Return .........................................    3
      Yield ...............................................................    4
      "Non Standardized" Performance ......................................    4
OTHER PERFORMANCE INFORMATION .............................................    4
TABLE OF STATE VARIATIONS .................................................    4
QUALIFIED PLAN TYPES ......................................................    6
   TRADITIONAL IRAS .......................................................    6
   ROTH IRAS ..............................................................    6
   SIMPLE IRA PLANS .......................................................    7
   SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS) ................................    7
   SECTION 403(B) QUALIFIED PLANS OR TAX-SHELTERED ANNUITIES ..............    7
   RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM ...............    9
   CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-
      SHARING PLANS .......................................................    9
   DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-
      EXEMPT ORGANIZATIONS ................................................   10
CALCULATION OF ANNUITY PAYMENTS ...........................................   10
   CALCULATION OF ANNUITY UNITS ...........................................   10
      Annuity Unit Values .................................................   11
ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES ......................   12
      Net Investment Rate .................................................   12
      Adjustment of Units and Values ......................................   12
      Hypothetical Examples Illustrating the Calculation of Accumulation
         Unit Values and Annuity Unit Values ..............................   12
PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES .............................   12
THE SEPARATE ACCOUNT ......................................................   12
LIABILITY FOR TELEPHONE TRANSFERS .........................................   13
VOTING PRIVILEGES .........................................................   13
LEGAL AND REGULATORY MATTERS ..............................................   14
FINANCIAL STATEMENTS ......................................................   15

                         General Information and History

John Hancock Life Insurance Company (U.S.A.) Separate Account Q (formerly known as John Hancock Variable Annuity Account H) (the "Separate Account"), is a separate investment account of John Hancock Life Insurance Company (U.S.A.) and was established on April 8, 1996 as a separate account of John Hancock Life Insurance Company ("JHLICO"). Your Contract was issued by JHLICO. In this Statement of Additional Information, John Hancock Life Insurance Company (U.S.A.) is referred to as "John Hancock USA" and also referred to as "we," "us," "our," or "the Company" in its role as successor to JHLICO. Effective December 31, 2009, we entered into a merger agreement with JHLICO and John Hancock Variable Life Insurance Company ("JHVLICO") and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to the separate account that currently funds your Contract: John Hancock Life Insurance Company (U.S.A.) Separate Account Q (formerly John Hancock Variable Annuity Account H). Effective at the time of the merger, we became the depositor of John Hancock Life Insurance Company (U.S.A.) Separate Account Q (the "Separate Account").

Except for the succession of John Hancock USA as the depositor for the Separate Account and to the liabilities and obligations arising under the Contracts, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the Contracts. We will continue to administer and service inforce contracts of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these contracts.

We are a stock life insurance company and are currently licensed in the District of Columbia and all states of the United States except New York.

We were incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan on December 30, 1992. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                         Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the product prospectus.

                                    Services

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account Q (formerly, John Hancock Variable Annuity Account H)) at December 31, 2009 and for each of the two years in the period ended December 31, 2009, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


PRINCIPAL UNDERWRITER


John Hancock Distributors, LLC, ("JH Distributors"), an indirect wholly owned subsidiary of Manulife Financial Corporation, now serves as principal underwriter of the Contract interests described in the respective prospectuses. These Contract interests are offered on a continuous basis. Prior to May 1, 2006, Signator Investors, Inc. ("Signator"), a subsidiary of JHLICO, served as the principal underwriter of the Contracts. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2009, 2008, and 2007 were $421,625,749, $597,650,909 and $642,866,360, respectively.



COMPENSATION



The Contracts are primarily sold through selected firms. The Contracts' principal distributor, JH Distributors, and its affiliates (collectively, "JHD") pay compensation to broker-dealers (firms) for the promotion and sale of the Contracts. The compensation JHD pays may vary depending on each firm's selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts (not including Riders) is not expected to exceed the standard compensation amounts referenced in the product prospectuses. The amount and timing of this compensation may differ among firms.


The registered representative through whom your Contract was sold is compensated pursuant to that registered representative's own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your registered representative's compensation You are encouraged to ask your registered representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with your Contract.

Compensation to firms for the promotion and sale of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.

Signator Investors, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

                         Calculation of Performance Data

The Account may, from time to time, include in advertisements, sales literature and reports to owners or prospective investors information relating to the performance of its variable investment options. The performance information that may be presented is not an estimate or a guarantee of future investment performance, and does not represent the actual experience of amounts invested by a particular owner. Set out below is a description of the methods used in calculating the performance information for the variable investment options.

MONEY MARKET VARIABLE INVESTMENT OPTIONS

We may calculate current yield and effective yield figures for the money market variable investment options held in the Account. The current yield of a money market option for a seven-day period ("base period") will be computed by determining the "net change in value" (calculated as set forth below) for a hypothetical owner having an account balance of one unit in a money market variable investment option at the beginning of the period, dividing the net change in value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of the hypothetical owner account will include net investment income of that account (accrued daily dividends as declared by the applicable money market fund, less daily expenses of the Account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on that underlying money market fund's shares. The mortality and expense risk charges, administration charge and contract fee are reflected, but the withdrawal charge and any charge for premium taxes and optional benefits are not.

The effective yield reflects the effects of compounding and represents an annualization of the current return. The formula for effective yield, as prescribed by the SEC, is:

             Effective yield = (Base period return + 1)(365/7) - 1

OTHER VARIABLE INVESTMENT OPTIONS

"Standardized" Total Return


Average annual total return is the annual compounded rate of return for a variable investment option that would have produced the ending redeemable value over the stated period if the performance remained constant throughout. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and full redemption is made at the end of the period. It reflects adjustments for all Series Portfolio-level and contract-level charges, except any premium tax charge or charges for optional Rider benefits described in the prospectus. The annual contract fee has been included as an annual percentage of assets.


We calculate the average annual total return for each variable investment option, other than the money market variable investment options, according to the following "Standard" formula prescribed by the SEC:

                             P x ( 1 + T )(n) = ERV

Where:

     P = a hypothetical initial premium payment of $1,000

     T = average annual total return

     n = number of years

     ERV = ending redeemable value of a hypothetical $1,000 premium payment, made at the beginning of such period (or fractional portion thereof)

We calculate values for one, three and five year periods, or fractional period thereof starting on the date a variable investment option was first available in the Account. We also calculate values from the date a variable investment option was first available in the

Account. We do not calculate ten year periods because the Account did not commence operations until 1997. Returns of less than one year are not annualized. The inception date may be different from the date a variable investment option was first available in the contracts because the Account is used for other variable annuities offered by us.

Yield

We may calculate current yield for each variable investment option, other than the money market variable investment options, according to the following formula prescribed by the SEC:

                     Yield = 2 [( a - b / c d + 1 )(6) - 1]

Where:

     a = net investment income earned during the period by the Portfolio whose shares are owned by the variable investment option

     b = expenses accrued for the period (net of any reimbursements)

     c = the average daily number of accumulation units outstanding during the period

     d = the offering price per accumulation unit on the last day of the period


According to this formula, yield is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for mortality and expense risk charge, administration charge and annual contract fee) by the accumulation unit value on the last day of the period and annualizing the resulting figure. The calculation is based on specified 30 day-periods identified in the advertisement. Neither the withdrawal charge nor any charges for premium taxes or optional Rider benefits are reflected in the calculation.


"Non-Standardized" Performance


We may calculate "non-standardized" average annual total returns for each variable investment option. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and NO redemption is made at the end of the period. It reflects adjustments for all Series Portfolio-level and contract-level charges, except any premium tax charge, annual contract fee, withdrawal charge or charges for optional Rider benefits described in the prospectus.


Although the contracts did not exist during all the periods for which we calculate "non-standardized" performance, we adjust the returns of the variable investment options by the contracts' asset-based charge.

                         Other Performance Information

You can compare performance information at the Account level to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, Inc., an independent service that monitors and ranks the performance of investment companies.

                            Table of State Variations

The federal Defense of Marriage Act ("DOMA") does not recognize civil unions or same-sex marriage. Therefore, the federal tax treatment available to spouses who fall within the definition of DOMA may not be available to civil union or same-sex marriage partners. However, the following table identifies the states that may, pursuant to state law, extend to civil union and same-sex marriage partners the same benefits (other than federal tax benefits) that are granted to spouses who fall within the definition of DOMA:


        STATE                  TYPE OF JURISDICTION                          RELATED RULE
--------------------   -----------------------------------   --------------------------------------------
     California               Domestic Partnership
      Colorado          Designated Beneficiary Agreements    May recognize spouses of civil unions from
                                                             other jurisdictions
     Connecticut                  Civil Union,
                                Same-Sex Marriage
District of Columbia          Domestic Partnership,
                                Same-Sex Marriage

       Hawaii          Reciprocal Beneficiary Relationship
        Iowa                    Same-Sex Marriage
        Maine                 Domestic Partnerships
      Maryland                Domestic Partnership           Also recognizes spouses of same-sex
                                                             marriages who were married in another
                                                             jurisdiction
    Massachusetts               Same-Sex Marriage
       Nevada                 Domestic Partnership
    New Hampshire               Same-Sex Marriage
     New Jersey                   Civil Union,               Also recognizes spouses of civil unions who
                              Domestic Partnership           were married in another jurisdiction
      New York                         --                    Recognizes spouses of civil unions and
                                                             same-sex marriages who were married in
                                                             another jurisdiction
       Oregon                 Domestic Partnership
    Rhode Island              Domestic Partnership           Recognizes spouses of civil unions and
                                                             same-sex marriages who were married in
                                                             another jurisdiction
       Vermont                  Same-Sex Marriage
     Washington               Domestic Partnership
      Wisconsin               Domestic Partnership



The table above is current only as of the date of this Statement of Additional Information. Please consult with your own qualified tax advisor for information on: (1) how federal tax rules may affect Contracts where civil union or same-sex marriage partners either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s); and (2) your state's regulations regarding civil unions and same-sex marriages.

                              Qualified Plan Types

TRADITIONAL IRAS

Individual Retirement Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.


The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the required minimum distribution rules.


Distributions

In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a Contract not purchased under a Qualified Plan, you may incur an additional 10% penalty tax if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code Section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender distribution, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the distribution.

The tax law requires that annuity payments or other distributions under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner attains age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner's age and the value of the Contract, taking into account both the account balance and, in 2006 and subsequent years, the actuarial present value of other benefits provided under the Contract.

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects.

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

     -    made after the Owner attains age 59 1/2;

     -    made after the Owner's death;

     -    attributable to the Owner being disabled; or

     -    a qualified first-time homebuyer distribution within the meaning of
          Section 72(t) (2) (F) of the Code.

In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. Distributions must, however, begin after the Owner's death. A Roth IRA may (subject to constraints explained below under "Conversion or Direct Rollover to a Roth IRA") accept a "qualified rollover contribution" from another Roth IRA, a traditional IRA, a qualified retirement plan described in
Section 401(a) or 403(a) of the Code, a tax-sheltered annuity contract described in Section 403(b) of the Code, or an eligible deferred compensation plan maintained by a governmental employer under Section 457(b) of the Code.


If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.

Conversion or Direct Rollover to a Roth IRA


You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA.


The Roth IRA annual contribution limit does not apply to converted or rollover amounts.


You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to a Roth IRA from another Roth IRA or from a designated Roth account within a qualified retirement plan. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If the converted or rollover amount is held in an annuity contract issued by us, we may have to withhold (make a contract withdrawal and remit to the IRS) up to 20% of the taxable gain in the contract. This amount withheld could reduce the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. You may find it advantageous to pay the tax due on the conversion from resources outside of the annuity contract in order to avoid any benefit reduction. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.


SIMPLE IRA PLANS


In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA, except that (i) tax free rollovers may be made from a SIMPLE IRA plan only to another SIMPLE IRA plan during the first two years of participation in the plan; and (ii) the penalty tax on early distribution from a SIMPLE IRA plan that occurs during the first two years of participation is 25%, instead of 10%. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT TAX ADVICE.


SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS)


Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP - IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP - IRA, and rules on taxation of distributions from a SEP - IRA, are generally the same as those discussed above for distributions from a traditional IRA.


SECTION 403(B) QUALIFIED PLANS OR TAX-SHELTERED ANNUITIES


Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as "tax-sheltered annuities." PURCHASERS OF THE CONTRACTS FOR SUCH PURPOSES SHOULD SEEK INDEPENDENT ADVICE AS TO ELIGIBILITY, LIMITATIONS ON PURCHASE PAYMENTS, AND OTHER TAX CONSEQUENCES. In particular, purchasers should note that the Contract provides death benefit options that may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If a Contract is issued with a death benefit or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made.


Final regulations concerning tax sheltered annuity contracts became effective on July 26, 2007, but are generally applicable for tax years beginning after December 31, 2008. These regulations require the employer to adopt a written defined contribution plan which, in both form and operation, satisfies the requirements of the regulations. The regulations specify that any exchange of a 403(b) annuity contract for another 403(b) annuity contract occurring after September 24, 2007 will not be treated as a taxable distribution provided the employer and the company issuing the new contract have agreed to share information concerning the employee's employment status, hardship distributions and loans, if any.

Restrictions on Section 403(b) Qualified Plans

REQUIRED DOCUMENTATION. We currently are not offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan"). If you had purchased this Contract for use in a Section 403(b) Qualified Plan, your employer, the Plan's administrator, or the Plan's sponsor may request that we enter into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"). Unless contained in an Information Sharing Agreement, we may receive a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together the "Required Documentation").

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

OWNERSHIP. You may not sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a 403(b) Qualified Contract or some or all of such a Contract's value to any person other than us without the consent of an employer, a Plan administrator or a Plan sponsor. A request to transfer ownership must be accompanied by the Required Documentation. In the event we do not receive the Required Documentation and you nonetheless direct us to proceed with a transfer of ownership, the transfer may be treated as a taxable transaction and your Contract may no longer be qualified under Section 403(b), which may result in additional adverse tax consequences to you.

ADDITIONAL PURCHASE PAYMENTS. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Qualified Plan.

We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a Section 403(b) Qualified Plan to a previously issued Contract used in a
Section 403(b) Qualified Plan. Such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the Additional Purchase Payments, the Additional Purchase Payment may be treated as a taxable transaction and your Contract may no longer be qualified under Section 403(b), which may result in additional adverse tax consequences to you.

WITHDRAWALS. Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

     - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

     -    earnings on those contributions; and

     - earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions.

Exercise of the withdrawal right for each withdrawal under the Contract may be subject to the terms of the Section 403(b) Qualified Plan and may require the consent of the employer, the Plan administrator or the Plan sponsor, as well as the participant's spouse, under Section 403(b) of the Code and applicable Treasury Regulations.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the withdrawal, your Contract may no longer be qualified under Section 403(b), which may result in additional adverse tax consequences to you. Employer consent is not required when we have received documentation in a form acceptable to us confirming that you have reached age 59 1/2, separated from service, died or become disabled. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a
Section 403(b)(7) custodial account.)

LOANS. Loans from Qualified Contracts intended for use under Section 403(b) Qualified Plans, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. We currently offer a loan privilege to Owners of Contracts issued in connection with Section 403(b) Qualified Plans: 1) that were issued prior to January 1, 2009; 2) that are not subject to Title 1 of ERISA, and 3) that have not elected a guaranteed minimum withdrawal benefit Rider. We will not permit nor support loans from Contracts issued on or after January 1, 2009 in connection with Section 403(b) Qualified Plans.

COLLECTING AND USING INFORMATION. Through your participation in a retirement plan intended to qualify under Section 403(b), the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as contract values, purchase payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under the Section 403(b) Qualified Plan, and among their employees. By applying for or purchasing a Contract for use in a Section 403(b) Qualified Plan or by intending to make an additional purchase payment, transfer of ownership, transfer, withdrawal or loan on an existing Contract for use in a Section 403(b) Qualified Plan, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.

If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity contract issued under the ORP only upon:

     - termination of employment in all Texas public institutions of higher education;

     -    retirement;

     -    death; or

     -    the participant's attainment of age 70 1/2.

Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. For these purposes a change of company providing ORP benefits or a participant's transfer between institutions of higher education is not a termination of employment. Consequently there is no termination of employment when a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS


Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. - 10" or "Keogh," permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with certain death benefits or benefits provided under an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT ADVICE.


Minimum distributions to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70 1/2 or, if later, retires. In the case of an employee who is a 5 percent Owner as defined in Code Section 416, the required beginning date is April 1 of the year following the calendar year in which employee reaches age 70 1/2.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes.

A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency).

When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

                         Calculation of Annuity Payments

CALCULATION OF ANNUITY UNITS

We use a measuring device called an "annuity unit" to help us compute the amount of each monthly payment that is based on a variable investment option. Each variable investment option has its own annuity unit with its own annuity unit value.

The number of the contract's annuity units for each variable investment option normally doesn't change while the payee continues to receive payments, unless the payee makes a transfer from one variable investment option to another. The amount of each monthly annuity payment based on a variable investment option equals the number of the contract's annuity units in that option times the value of one such unit as of the tenth day preceding the payment's due date.

To compute the amount of the first annuity payment that is based on any variable investment option, we first determine the amount of your contract's value that we will apply to that variable option. We do this as of 10 calendar days prior to the date the initial monthly annuity payment is due, in the manner described in the prospectus under "The annuity period - choosing fixed or variable annuity payments."

For each variable investment option, we THEN divide:

                         the resulting value (minus any
                               premium tax charge)

                                       by

                                     $1,000

and multiply the result by

                    the applicable annuity purchase rate set
                      forth in the contract and reflecting

                (1) the age and, possibly, sex of the payee and

               (2) the assumed investment rate (discussed below)

This computation determines the amount of initial monthly variable annuity payment to the annuitant from each variable investment option.

We then determine the number of annuity units to be credited to the contract from each of such variable investment options by dividing:

               the amount of the initial monthly variable annuity
                    payment from that variable annuity option

                                       by

                     the annuity unit value of that variable
                    investment option as of 10 calendar days
                  prior to the date the initial payment is due

For example, assume that 10 days before the date of maturity, a contract has credited to it 4000.000 accumulation units, each having a value of $12.000000. Assume, further, that the appropriate annuity purchase rate in the contract for an assumed investment rate of 3 1/2% is $5.47 per $1000 of proceeds for the annuity option elected. The first monthly annuity payment would be $262.56.

                           4000.000 x 12.000000 x 5.47
                           ---------------------------
                                      1,000

If the value of an annuity unit 10 days before the date of maturity was $1.4000000, the number of annuity units represented by the first and subsequent payments would be 187.543 ($262.56/$1.4000000). If the annuity unit value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $263.50 (187.543 x $1.405000).

Annuity Unit Values

The value of the annuity units varies from day to day, depending on the investment performance of the variable investment option, the deductions made against the variable investment option, and the assumed investment rate used in computing annuity unit values. Thus, the variable monthly annuity payments vary in amount from month to month.

We calculate annuity unit value separately for each variable investment option. As of the close of each business day, we calculate the value of one annuity unit by

     (1) multiplying the immediately preceding annuity unit value by the sum of one plus the applicable net investment rate for the period subsequent to such preceding value and then

     (2) multiplying this product by an adjustment factor to neutralize the assumed investment rate used in determining the amounts of annuity payable. If your contract has an assumed investment rate of 3 1/2% per year, the adjustment factor for a valuation period of one day would be
          0.999905754. We neutralize the assumed investment rate by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the variable investment option exceeds 3 1/2% per year and will decrease only if is less than 3 1/2% per year.

The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each variable investment option used in calculating the "net investment factor" (described below) will be equal on an annual basis to the "assumed investment rate" (described under "The annuity period - variable monthly annuity payments" in the prospectus). If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

MORTALITY TABLES

The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the contract year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male's viewpoint than would otherwise be the case.

              Additional Information about Determining Unit Values

The general manner in which we compute annuity unit values is discussed above. Like annuity unit values, we calculate accumulation unit values separately for each variable investment option. As of the close of each business day, we calculate the value of one accumulation unit of a variable investment option by multiplying the immediately preceding accumulation unit value by the sum of one plus the applicable "net investment rate" for the period subsequent to such preceding value. See "Net investment rate" below.

Net Investment Rate

For any period, the net investment rate for a variable investment option equals

     (1) the percentage total investment return of the corresponding Portfolio for that period (assuming reinvestment of all dividends and other distributions from the Portfolio), less

     (2) for each calendar day in the period, a deduction of 0.003425% or 0.003151% (depending on the charge for mortality and expense risks) of the value of the variable investment option at the beginning of the period, and less

     (3) a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.

Adjustment of Units and Values

We reserve the right to change the number and value of the accumulation units and/or annuity units credited to your contract, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your contract.

Hypothetical Examples Illustrating the Calculation of Accumulation Unit Values and Annuity Unit Values

Assume at the beginning of the period being considered, the value of a particular variable investment option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the variable investment option amount to $137.00 assuming a one day period. The $137.00 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00003425. By substituting in the first formula above, the net investment rate is equal to $3863.00 ($2000 + $3000 - $1000 - $137.00)
divided by $4,000,000 or 0.0009658.

Assume further that each accumulation unit had a value of $11.250000 on the previous business day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the variable investment option during the period, the value of an accumulation unit at the end of the period would be $11.250000 x (1 + .0009658) or $11.260865. The value of an annuity unit at the end of the period would be $1.0850000 x (1. + .0009658) x .999905754 or
$1.085946. The final figure, .999905754, neutralizes the effect of a 3 1/2% assumed investment rate so that the annuity unit's change in value reflects only the actual investment experience of the variable investment option.

                  Purchases and Redemptions of Portfolio Shares

JHLICO purchases and redeems Portfolio shares for the Account at their net asset value without any sales or redemption charges. Each available Portfolio issues its own separate series of Portfolio shares. Each such series represents an interest in one of the Portfolios of the Trusts, which corresponds to one of our variable investment options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same Portfolio at their net asset value as of the dates paid.

On each Business Day, the Separate Account purchases and redeems shares of each Portfolio for each variable investment option based on, among other things, the amount of Purchase Payments allocated to that option, dividends reinvested, and transfers to, from and among investment options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Trust share for each Portfolio determined on that same date.

                              The Separate Account

In addition to the assets attributable to Contracts, the Separate Account may include amounts contributed by John Hancock USA or its predecessor, JHLICO, to commence operations of a Variable Investment Option or an underlying Portfolio. From time to time these additional amounts may be transferred in cash by us to our general account. Before any such transfer, we will consider any possible adverse impact the transfer might have on any Variable Investment Option. The assets of one Variable Investment Option are not necessarily legally insulated from liabilities associated with another Variable Investment Option.

                        Liability for Telephone Transfers

If you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include

     -    requiring personal identification,

     -    tape recording calls, and

     -    providing written confirmation to the owner.

If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

                                Voting Privileges

Here's the formula we use to determine the number of Portfolio shares as to which you may give instructions:

                             the total value of your
                          accumulation units value in a
                           variable investment option

                                   divided by

                        the net asset value of 1 share of
                           the corresponding class of
                                    Portfolio
                                     shares

At a shareholders' meeting, you may give instructions regarding:

     (1)  the election of a Board of Trustees,

     (2)  the ratification of the selection of independent auditors,

     (3) the approval of a Series Portfolio's investment management agreements, and

     (4)  other matters requiring a vote under the 1940 Act.

The annuitant or other payee will also be entitled to give voting instructions with respect to the Portfolio shares corresponding to any variable investment option under which variable annuity payments are then being made. We determine the number of Portfolio shares for which the payee can give instructions by dividing the actuarially determined present value of the payee's annuity units that correspond to that Portfolio by the net asset value of one share of that Portfolio.

We will furnish you information and forms so that you may give voting instructions.

We may own Portfolio shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that Portfolio's shares (including owners who participate in separate accounts other than the Separate Account). The effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

                          Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

     -    the Separate Account; or

     - the ability of the principal underwriter to perform its contract with the Separate Account; or

     - on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

On June 25, 2007, John Hancock Investment Management Services, LLC (the "Adviser") and John Hancock Distributors LLC (the "Distributor") and two of their affiliates (collectively, the "John Hancock Affiliates") reached a settlement with the Securities and Exchange Commission ("SEC") that resolved an investigation of certain practices relating to the John Hancock Affiliates' variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust Portfolios that participated in the Adviser's commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of Portfolio shares in April 2004.

                              Financial Statements

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)
Years Ended December 31, 2009, 2008, and 2007

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

               INDEX TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm..................    F-2
Audited Consolidated Financial Statements
   Consolidated Balance Sheets-
   As of December 31, 2009 and 2008......................................    F-3
   Consolidated Statements of Operations-
   For the Years Ended December 31, 2009, 2008, and 2007.................    F-5
   Consolidated Statements of Changes in Shareholder's Equity and
   Comprehensive Income (Loss)-
   For the Years Ended December 31, 2009, 2008, and 2007.................    F-6
   Consolidated Statements of Cash Flows-
   For the Years Ended December 31, 2009, 2008, and 2007.................    F-9
   Notes to Consolidated Financial Statements............................   F-11

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) ("the Company") as of December 31, 2009 and 2008, and the related consolidated statements of operations, changes in shareholders' equity and comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2009 and 2008, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2009 the Company changed their method of accounting and reporting for other-than-temporary impairments on debt securities, in 2008 the Company changed their method of accounting and reporting for certain assets to a fair value measurement approach, and in 2007 the Company changed their method of accounting for income tax related cash flows generated by investments in leveraged leases.

                                    /s/ ERNST & YOUNG LLP

Boston, Massachusetts
April 7, 2010

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                           CONSOLIDATED BALANCE SHEETS

                                                                             DECEMBER 31,
                                                                         -------------------
                                                                           2009       2008
                                                                         --------   --------
                                                                            (IN MILLIONS)
ASSETS
   Investments
   Fixed maturities:
      Available-for-sale--at fair value
      (amortized cost: 2009--$55,386; 2008--$53,112) .................   $ 55,581   $ 49,547
      Held-for-trading--at fair value
      (cost: 2009--$1,231; 2008--$1,228) .............................      1,208      1,057
   Equity securities:
      Available-for-sale--at fair value
      (cost: 2009--$489; 2008--$726) .................................        558        616
   Mortgage loans on real estate .....................................     12,623     12,472
   Investment real estate, agriculture, and timber ...................      3,084      2,983
   Policy loans ......................................................      4,949      4,918
   Short-term investments ............................................      3,973      3,670
   Other invested assets .............................................      3,417      3,295
                                                                         --------   --------
      Total Investments ..............................................     85,393     78,558
   Cash and cash equivalents .........................................      4,915      4,850
   Accrued investment income .........................................        896        913
   Goodwill ..........................................................      3,053      3,053
   Value of business acquired ........................................      2,171      2,564
   Deferred policy acquisition costs and deferred sales inducements ..      9,565      9,846
   Amounts due from and held for affiliates ..........................      3,828      3,035
   Intangible assets .................................................      1,294      1,308
   Reinsurance recoverable ...........................................     10,171      9,418
   Derivative asset ..................................................      2,142      6,129
   Other assets ......................................................      1,680      1,560
   Separate account assets ...........................................    122,466     92,058
                                                                         --------   --------
      TOTAL ASSETS ...................................................   $247,574   $213,292
                                                                         ========   ========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                                       DECEMBER 31,
                                                                                   -------------------
                                                                                     2009       2008
                                                                                   --------   --------
                                                                                      (IN MILLIONS)
LIABILITIES AND SHAREHOLDER'S EQUITY
LIABILITIES
   Future policy benefits ......................................................   $ 78,478   $ 76,249
   Policyholders' funds ........................................................      9,125     10,785
   Unearned revenue ............................................................      2,615      2,458
   Unpaid claims and claim expense reserves ....................................      1,303        890
   Policyholder dividends payable ..............................................        619        637
   Amounts due to affiliates ...................................................      3,714      2,554
   Short-term debt .............................................................          6          4
   Long-term debt ..............................................................        484        483
   Consumer notes ..............................................................      1,205      1,600
   Current income tax payable ..................................................        232        282
   Deferred income tax liability ...............................................      1,755        682
   Coinsurance funds withheld ..................................................      4,359      4,263
   Derivative liability ........................................................      2,629      3,112
   Other liabilities ...........................................................      3,008      3,956
   Separate account liabilities ................................................    122,466     92,058
                                                                                   --------   --------
      Total Liabilities ........................................................    231,998    200,013
COMMITMENTS, GUARANTEES, CONTINGENCIES, AND LEGAL PROCEEDINGS (NOTE 11)
SHAREHOLDER'S EQUITY
   Preferred stock ($1.00 par value; 50,000,000 shares authorized;
      100,000 shares issued and outstanding at December 31, 2009 and 2008) .....         --         --
   Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,938
      shares issued and outstanding at December 31, 2009 and 2008) .............          5          5
   Additional paid-in capital ..................................................     12,427     12,412
   Retained earnings ...........................................................      2,822      1,765
   Accumulated other comprehensive income (loss) ...............................        129     (1,086)
                                                                                   --------   --------
      Total John Hancock Life Insurance Company (U.S.A.) Shareholder's Equity ..     15,383     13,096
   Noncontrolling interests ....................................................        193        183
                                                                                   --------   --------
      Total Shareholder's Equity ...............................................     15,576     13,279
                                                                                   --------   --------
      TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY ...............................   $247,574   $213,292
                                                                                   ========   ========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                         YEARS ENDED DECEMBER 31,
                                                                       ---------------------------
                                                                         2009      2008      2007
                                                                       -------   -------   -------
                                                                              (IN MILLIONS)
REVENUES
   Premiums ........................................................   $ 3,946   $    81   $ 3,707
   Fee income ......................................................     3,561     3,427     4,449
   Net investment income ...........................................     4,346     4,441     4,839
   Net realized investment and other (losses) gains:
      Total other-than-temporary impairment losses .................      (754)   (1,767)     (386)
      Portion of loss recognized in other comprehensive income .....        91        --        --
                                                                       -------   -------   -------
      Net impairment losses recognized in earnings .................      (663)   (1,767)     (386)
      Other net realized investment and other (losses) gains .......    (1,174)    1,544       693
                                                                       -------   -------   -------
   Total net realized investment and other (losses) gains ..........    (1,837)     (223)      307
   Other revenue ...................................................        46        62        68
                                                                       -------   -------   -------
         Total revenues ............................................    10,062     7,788    13,370
BENEFITS AND EXPENSES
   Benefits to policyholders .......................................     4,558     4,771     6,854
   Policyholder dividends ..........................................       918       939       942
   Amortization of deferred policy acquisition costs, deferred
      sales inducements, and value of business acquired ............     1,211      (336)      751
   Other operating costs and expenses ..............................     3,071     3,064     2,649
                                                                       -------   -------   -------
         Total benefits and expenses ...............................     9,758     8,438    11,196
                                                                       -------   -------   -------
Income (loss) before income taxes ..................................       304      (650)    2,174
Income tax (benefit) expense .......................................        (7)     (339)      652
                                                                       -------   -------   -------
Net income (loss) ..................................................       311      (311)    1,522
Less: Net (loss) income attributable to noncontrolling interests ...       (16)       16        32
                                                                       -------   -------   -------
Net income (loss) attributable to John Hancock Life Insurance
   Company (U.S.A.) ................................................   $   327   $  (327)  $ 1,490
                                                                       =======   =======   =======

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

               CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S
                     EQUITY AND COMPREHENSIVE INCOME (LOSS)

                                                                            TOTAL JOHN
                                                                            HANCOCK LIFE
                                                                             INSURANCE
                                                              ACCUMULATED     COMPANY
                                         ADDITIONAL              OTHER        (U.S.A.)                      TOTAL
                                 CAPITAL   PAID-IN  RETAINED COMPREHENSIVE SHAREHOLDER'S NONCONTROLLING SHAREHOLDER'S   OUTSTANDING
                                  STOCK    CAPITAL  EARNINGS INCOME (LOSS)     EQUITY       INTERESTS       EQUITY        SHARES
                                 ------- ---------- -------- ------------- ------------- -------------- ------------- --------------
                                                     (IN MILLIONS, EXCEPT FOR SHARES OUTSTANDING)                     (IN THOUSANDS)
BALANCE AT JANUARY 1, 2007, as
   previously reported after
   giving retroactive effect to
   the Merger (Note 1) .........    $5     $11,896   $2,283      $  916       $15,100         $133         $15,233         4,829
Comprehensive income:
   Net income ..................                      1,490                     1,490           32           1,522
   Other comprehensive income,
      net of tax:
      Net unrealized investment
         gains .................                                    100           100                          100
      Foreign currency
         translation
         adjustment ............                                     (4)           (4)                          (4)
      Pension and postretirement
         benefits:
         Change in prior service
            cost ...............                                     24            24                           24
         Change in net actuarial
            gain ...............                                     (8)           (8)                          (8)
      Cash flow hedges .........                                     55            55                           55
                                                                              -------         ----         -------
Comprehensive income ...........                                                1,657           32           1,689
Adoption of ASC 840 (Note 1) ...                       (133)                     (133)                        (133)
Transfer of invested assets with
   affiliates ..................                10                                 10                           10
Share-based payments ...........                20                                 20                           20
Contributions from
   noncontrolling interests ....                                                                22              22
Distributions to noncontrolling
   interests ...................                                                               (44)            (44)
Dividends paid to Parent .......                       (594)                     (594)                        (594)
                                   ---     -------   ------      ------       -------         ----         -------         -----
BALANCE AT DECEMBER 31, 2007 ...    $5     $11,926   $3,046      $1,083       $16,060         $143         $16,203         4,829
                                   ===     =======   ======      ======       =======         ====         =======         =====

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

               CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S
              EQUITY AND COMPREHENSIVE INCOME (LOSS) - (CONTINUED)

                                                                            TOTAL JOHN
                                                                            HANCOCK LIFE
                                                                             INSURANCE
                                                              ACCUMULATED     COMPANY
                                         ADDITIONAL              OTHER        (U.S.A.)                      TOTAL
                                 CAPITAL   PAID-IN  RETAINED COMPREHENSIVE SHAREHOLDER'S NONCONTROLLING SHAREHOLDER'S   OUTSTANDING
                                  STOCK    CAPITAL  EARNINGS INCOME (LOSS)     EQUITY       INTERESTS       EQUITY        SHARES
                                 ------- ---------- -------- ------------- ------------- -------------- ------------- --------------
                                                     (IN MILLIONS, EXCEPT FOR SHARES OUTSTANDING)                     (IN THOUSANDS)
BALANCE AT JANUARY 1, 2008 .....    $5     $11,926   $3,046     $ 1,083       $16,060         $143         $16,203         4,829
Comprehensive (loss) income:
   Net (loss) income ...........                       (327)                     (327)          16            (311)
      Other comprehensive loss,
         net of tax:
      Net unrealized investment
         losses ................                                 (2,534)       (2,534)                      (2,534)
      Foreign currency
         translation
         adjustment ............                                    (23)          (23)                         (23)
      Pension and postretirement
         benefits:
         Change in prior service
            cost ...............                                     (1)           (1)                          (1)
         Change in net actuarial
            loss ...............                                   (666)         (666)                        (666)
      Cash flow hedges .........                                  1,055         1,055                        1,055
                                                                              -------         ----         -------
Comprehensive (loss) income ....                                               (2,496)          16          (2,480)
Adoption of ASC 825 (Note 1) ...                          7                         7                            7
Adoption of ASC 715 (Note 1) ...                         (1)                       (1)                          (1)
Share-based payments ...........                 9                                  9                            9
Contributions from
   noncontrolling interests ....                                                                62              62
Distributions to noncontrolling
   interests ...................                                                               (38)            (38)
Capital contribution from
   Parent ......................               477                                477                          477
Dividends paid to Parent .......                       (960)                     (960)                        (960)
                                   ---     -------   ------     -------       -------         ----         -------         -----
BALANCE AT DECEMBER 31, 2008 ...    $5     $12,412   $1,765     $(1,086)      $13,096         $183         $13,279         4,829
                                   ===     =======   ======     =======       =======         ====         =======         =====

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

               CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S
              EQUITY AND COMPREHENSIVE INCOME (LOSS) - (CONTINUED)

                                                                            TOTAL JOHN
                                                                            HANCOCK LIFE
                                                                             INSURANCE
                                                              ACCUMULATED     COMPANY
                                         ADDITIONAL              OTHER        (U.S.A.)                      TOTAL
                                 CAPITAL   PAID-IN  RETAINED COMPREHENSIVE SHAREHOLDER'S NONCONTROLLING SHAREHOLDER'S   OUTSTANDING
                                  STOCK    CAPITAL  EARNINGS INCOME (LOSS)     EQUITY       INTERESTS       EQUITY        SHARES
                                 ------- ---------- -------- ------------- ------------- -------------- ------------- --------------
                                                     (IN MILLIONS, EXCEPT FOR SHARES OUTSTANDING)                     (IN THOUSANDS)
BALANCE AT JANUARY 1, 2009 .....    $5     $12,412   $1,765     $(1,086)      $13,096         $183         $13,279         4,829
Comprehensive income (loss):
   Net income (loss) ...........                        327                       327          (16)            311
      Other comprehensive
         income, net of tax:
      Net unrealized investment
         gains .................                                  2,916         2,916                        2,916
      Foreign currency
         translation
         adjustment ............                                      5             5                            5
      Pension and postretirement
         benefits:
         Change in prior service
            cost ...............                                     (2)           (2)                          (2)
         Change in net actuarial
            loss ...............                                     60            60                           60
         Net unrealized gain on
            split-dollar life
            insurance benefit ..                                      2             2                            2
      Cash flow hedges .........                                 (1,005)       (1,005)                      (1,005)
                                                                              -------         ----         -------
Comprehensive income (loss) ....                                                2,303          (16)          2,287
Adoption of ASC 320 (Note 1) ...                        730        (761)          (31)                         (31)
Share-based payments ...........                 8                                  8                            8
Contributions from
   noncontrolling interests ....                                                                39              39
Distributions to noncontrolling
   interests ...................                                                               (13)            (13)
Capital contribution from
   Parent ......................                 7                                  7                            7
                                   ---     -------   ------     -------       -------         ----         -------         -----
BALANCE AT DECEMBER 31, 2009 ...    $5     $12,427   $2,822     $   129       $15,383         $193         $15,576         4,829
                                   ===     =======   ======     =======       =======         ====         =======         =====

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                      YEARS ENDED DECEMBER 31
                                                                                  ------------------------------
                                                                                    2009       2008       2007
                                                                                  --------   --------   --------
                                                                                           (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss) .............................................................   $    311   $   (311)  $  1,522
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
   Amortization of premiums and accretion of discounts associated with
      investments, net ........................................................        153        168        296
   Net realized investment and other losses (gains) ...........................      1,837        223       (307)
   Amortization of deferred policy acquisition costs, deferred sales
      inducements, and value of business acquired .............................      1,211       (336)       751
   Capitalization of deferred policy acquisition costs and deferred sales
      inducements .............................................................     (1,642)    (2,009)    (1,974)
   Depreciation and amortization ..............................................        134        129        125
   Net cash flows from trading securities .....................................       (151)        46         --
   Decrease (increase) in accrued investment income ...........................         17         12        (68)
   (Increase) decrease in other assets and other liabilities, net .............       (885)     2,030      1,159
   (Decrease) increase in policyholder liabilities and accruals, net ..........       (143)     4,178      3,256
   Increase in deferred income taxes ..........................................         29        114        443
                                                                                  --------   --------   --------
Net cash provided by operating activities .....................................        871      4,244      5,203
CASH FLOWS FROM INVESTING ACTIVITIES:
   Sales of:
      Fixed maturities ........................................................     11,418     10,428     15,561
      Equity securities .......................................................      1,022        422      1,453
      Real estate .............................................................          2          7         29
      Other invested assets ...................................................         71        884        646
   Maturities, prepayments, and scheduled redemptions of:
      Fixed maturities ........................................................      2,101      2,318      2,235
      Mortgage loans on real estate ...........................................      2,112      2,056      3,428
      Other invested assets ...................................................        234         --         --
   Purchases of:
      Fixed maturities ........................................................    (14,722)   (12,491)   (18,035)
      Equity securities .......................................................       (733)      (288)      (555)
      Real estate .............................................................       (151)      (233)      (201)
      Other invested assets ...................................................       (578)    (1,056)    (1,056)
   Mortgage loans on real estate issued .......................................     (2,467)    (2,627)    (2,766)
   (Issuance) repayments of notes receivable from affiliates ..................        (11)      (755)        43
   Net purchases of short-term investments ....................................       (303)      (944)    (1,997)
   Other, net .................................................................        716        692        (61)
                                                                                  --------   --------   --------
Net cash used in investing activities .........................................     (1,289)    (1,587)    (1,276)

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                                    YEARS ENDED DECEMBER 31,
                                                                                  ---------------------------
                                                                                    2009      2008      2007
                                                                                  -------   -------   -------
                                                                                         (IN MILLIONS)
CASH FLOWS FROM FINANCING ACTIVITIES:
   Capital contribution from Parent ...........................................   $     7   $   477   $    --
   Dividends paid to Parent ...................................................        --      (500)     (594)
   Increase (decrease) in amounts due to affiliates ...........................     1,425      (964)      507
   Universal life and investment-type contract deposits .......................     7,547     7,375     4,964
   Universal life and investment-type contract maturities and
      withdrawals .............................................................    (5,287)   (7,948)   (6,580)
   Net transfers to separate accounts from policyholders' funds ...............    (2,593)   (1,918)     (844)
   Excess tax benefits related to share-based payments ........................         8         2        17
   Repayments of consumer notes, net ..........................................      (395)     (557)     (297)
   Issuance of long-term debt .................................................         1         2         1
   Repayments of short-term debt ..............................................        --        --      (477)
   Repayments of long-term debt ...............................................        --        (6)       (2)
   Unearned revenue on financial reinsurance ..................................       (44)    1,592      (149)
   Net reinsurance recoverable ................................................      (186)     (125)      (35)
                                                                                  -------   -------   -------
Net cash provided by (used in) financing activities ...........................       483    (2,570)   (3,489)
                                                                                  -------   -------   -------
Net increase in cash and cash equivalents .....................................        65        87       438
Cash and cash equivalents at beginning of year ................................     4,850     4,763     4,325
                                                                                  -------   -------   -------
CASH AND CASH EQUIVALENTS AT END OF YEAR ......................................   $ 4,915   $ 4,850   $ 4,763
                                                                                  =======   =======   =======
NON-CASH FINANCING ACTIVITIES DURING THE YEAR:
Dividend of note receivable to Parent .........................................   $    --   $  (460)  $    --

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS. John Hancock Life Insurance Company (U.S.A.) ("JHUSA" or the "Company") is a wholly-owned subsidiary of The Manufacturers Investment Corporation ("MIC"). MIC is a wholly-owned subsidiary of John Hancock Holdings (Delaware) LLC ("JHHLLC"), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company ("MLI"). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based, publicly traded life insurance company.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located primarily in the United States. These products, including individual life insurance, individual and group fixed and variable annuities, individual and group long-term care insurance, and mutual funds, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company also offers investment management services with respect to the Company's separate account assets and to mutual funds and institutional customers. The Company is licensed in forty-nine states.

On December 31, 2009, John Hancock Life Insurance Company ("JHLICO"), which was a wholly-owned subsidiary of John Hancock Financial Services, Inc. ("JHFS"), and John Hancock Variable Life Insurance Company ("JHVLICO"), which was a wholly-owned subsidiary of JHLICO, merged with and into JHUSA. As a result of the merger, JHLICO and JHVLICO ceased to exist, and the companies' property and obligations became the property and obligations of JHUSA.

Below is a summary of the individual and consolidated revenues and net income
(loss) for JHUSA and JHLICO for the years ended December 31, 2009, 2008, and 2007. Amounts for the prior years have been restated to include financial results for JHLICO and JHVLICO.

                                 2009, PRIOR TO MERGER
                       -----------------------------------------
                       JOHN HANCOCK LIFE                                           2009
                       INSURANCE COMPANY     JOHN HANCOCK LIFE     -------------------------------------
(IN MILLIONS)               (U.S.A.)       INSURANCE COMPANY (1)   MERGER ADJUSTMENTS (2)   CONSOLIDATED
-------------          -----------------   ---------------------   ----------------------   ------------
Revenues ...........        $4,493                $5,692                    $(123)             $10,062
Net income (loss) ..        $  911                $ (573)                   $ (27)             $   311

                              2008, AS PREVIOUSLY REPORTED
                       -----------------------------------------
                       JOHN HANCOCK LIFE                                            2008
                       INSURANCE COMPANY     JOHN HANCOCK LIFE     -------------------------------------
(IN MILLIONS)               (U.S.A.)       INSURANCE COMPANY (1)   MERGER ADJUSTMENTS (2)   CONSOLIDATED
-------------          -----------------   ---------------------   ----------------------   ------------
Revenues............        $5,512                $2,618                    $(342)             $7,788
Net loss............        $  (38)               $ (304)                   $  31              $ (311)

                              2007, AS PREVIOUSLY REPORTED
                       -----------------------------------------
                       JOHN HANCOCK LIFE                                            2007
                       INSURANCE COMPANY     JOHN HANCOCK LIFE     -------------------------------------
(IN MILLIONS)               (U.S.A.)       INSURANCE COMPANY (1)   MERGER ADJUSTMENTS (2)   CONSOLIDATED
-------------          -----------------   ---------------------   ----------------------   ------------
Revenues............        $5,636                $7,843                    $(109)             $13,370
Net income..........        $  719                $  771                    $  32              $ 1,522

(1)  Includes the results of JHVLICO.

(2) Represents the elimination of significant intercompany transactions, reclassifications to conform to the current year presentation, and the impact of retroactive accounting changes.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

On December 31, 2009, JHFS, which was a wholly-owned subsidiary of JHHLLC, merged with and into MIC. As a result of the merger, JHFS ceased to exist, and the company's property and obligations became the property and obligations of MIC.

On December 31, 2009, Manulife Holdings (Delaware) LLC ("MHDLLC"), which was the parent company of MIC, merged with and into JHHLLC. As a result of the merger, MHDLLC ceased to exist, and the company's property and obligations became the property and obligations of JHHLLC.

BASIS OF PRESENTATION. The accompanying consolidated financial statements of the Company give effect to the merger of JHUSA with JHLICO and JHVLICO, which is reflected in JHUSA's audited consolidated financial statements for the year ended December 31, 2009, as a merger of entities under common control.

These financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP"), which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries and variable interest entities ("VIEs") in which the Company is the primary beneficiary. Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated. For further discussion regarding VIEs, see Note 3 - Relationships with Variable Interest Entities.

RECLASSIFICATIONS. Certain prior year amounts have been reclassified to conform to the current year presentation.

INVESTMENTS. The Company classifies its fixed maturity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of policyholder related amounts and deferred income taxes. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts are included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized investment gains and losses are reflected in shareholder's equity, as described above for available-for-sale fixed maturity securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Dividends are recorded as income on the ex-dividend date.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in net investment income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral's fair value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

DERIVATIVE FINANCIAL INSTRUMENTS. Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, other financial instruments, commodity prices, or indices. The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company's Consolidated Balance Sheets at fair value.

In certain cases, the Company uses hedge accounting by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments, as well as the offsetting changes in fair value of the hedged items, are recorded in net realized investment and other gains (losses). Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in accumulated other comprehensive income and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in accumulated other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is no longer probable, the balance remaining in accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques, including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors and swaptions), the premium is amortized into net investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not non-qualifying hedges are included in net realized investment and other gains (losses).

The Company is a party to financial instruments that may contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether bifurcation is required. If it is determined that the terms of the

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

embedded derivative are not clearly and closely related to the economic characteristics of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract. Embedded derivatives are carried at fair value with changes in fair value reported in net realized investment and other gains (losses) for derivatives embedded in investment securities and reinsurance contracts or benefits to policyholders for the reinsurance recoverable related to guaranteed minimum income benefits and certain separate account guarantees related to guaranteed minimum withdrawal benefits.

CASH AND CASH EQUIVALENTS. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

GOODWILL, VALUE OF BUSINESS ACQUIRED, AND OTHER INTANGIBLE ASSETS. On April 28, 2004 (the "acquisition date"), MFC acquired JHFS and its subsidiaries, including JHLICO and JHVLICO, which was accounted for using the purchase method of accounting. The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired ("VOBA"), and other intangible assets as of the acquisition date.

Goodwill recorded on the Company's Consolidated Balance Sheets represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs ("DAC") and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company's investment management subsidiaries) recognized at the acquisition date. Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

The Company tests goodwill, brand name, and investment management contracts for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Distribution networks and other investment contracts are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever an intangible asset's fair value is deemed to be less than its carrying value.

DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS. DAC are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain policy issuance and underwriting costs, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in accumulated other comprehensive income.

DAC related to non-participating traditional life and long-term care insurance is amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

REINSURANCE. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

SEPARATE ACCOUNT ASSETS AND LIABILITIES. Separate account assets and liabilities reported on the Company's Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company.

FUTURE POLICY BENEFITS AND POLICYHOLDERS' FUNDS. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 38% and 41% of the Company's traditional life net insurance in-force at December 31, 2009 and 2008, respectively, and 81%, 85%, and 91% of the Company's traditional life net insurance premiums for the years ended December 31, 2009, 2008, and 2007, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders' fund balances and after annuitization are equal to the present value of expected future payments.

For payout annuities in loss recognition, future policy benefits are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized investment and other gains (losses) associated with the underlying assets.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies and reinsurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders' funds for universal life insurance, individual and group annuities, and investment-type products, including guaranteed investment contracts and funding agreements, are equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Components of policyholders' funds were as follows:

                                                          DECEMBER 31,
                                                        ----------------
                                                         2009      2008
                                                        ------   -------
                                                          (IN MILLIONS)
Guaranteed investment contracts......................   $  948   $ 1,057
Funding agreements...................................    1,753     3,644
Other investment-type products.......................    1,976     1,975
                                                        ------   -------
   Total liabilities for investment-type products....    4,677     6,676
Individual and group annuities.......................    2,124     1,948
Universal life and other.............................    2,324     2,161
                                                        ------   -------
Total policyholders' funds...........................   $9,125   $10,785
                                                        ======   =======

Included in funding agreements at December 31, 2009 and 2008, are $1,753 million and $3,502 million, respectively, of funding agreements purchased from the Company by special purpose entities ("SPEs"), which in turn issued medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company's consolidated financial statements.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

POLICYHOLDER DIVIDENDS. Policyholder dividends for the closed blocks are approved annually by the Company's Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management's judgment as to the proper level of statutory surplus to be retained by the Company. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the JHLICO closed block. For additional information on the closed blocks, see Note 6 -- Closed Blocks.

REVENUE RECOGNITION. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due.

Deposits related to universal life and investment-type products are credited to policyholders' account balances. Revenues from these contracts, as well as annuities, consist of amounts assessed against policyholders' account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

SHARE-BASED PAYMENTS. The Company recognizes the costs resulting from share-based payment transactions with employees in its consolidated financial statements utilizing a fair value-based measurement method.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Certain Company employees are provided compensation in the form of stock options, deferred share units, and restricted share units in MFC. The fair value of the stock options granted by MFC to the Company's employees is recorded by the Company over the vesting periods. The fair value of the deferred share units and the intrinsic fair value of the restricted share units granted by MFC to Company employees are recognized in the accounts of the Company over the vesting periods of the units. The share-based payments are a legal obligation of MFC, but in accordance with U.S. GAAP, are recorded in the accounts of the Company in other operating costs and expenses.

The Company reports the benefits of tax deductions in excess of recognized compensation cost as a financing cash flow item.

INCOME TAXES. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates.

FOREIGN CURRENCY. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in accumulated other comprehensive income. Gains or losses on foreign currency transactions are reflected in earnings.

ADOPTION OF RECENT ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board ("FASB") Accounting Standards Codification

Effective July 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 168, "The FASB Accounting Standards Codification(TM) and the Hierarchy of Generally Accepted Accounting Principles - a Replacement of FASB Statement No. 162," and FASB Accounting Standards Update ("ASU") No. 2009-01, "Topic 105- Generally Accepted Accounting Principles amendments based on Statement of Financial Accounting Standards No. 168 - The FASB Accounting Standards Codification(TM) and the Hierarchy of Generally Accepted Accounting Principles."

FASB Accounting Standards Codification (TM) ("ASC") Topic 105 establishes the FASB Accounting Standards Codification(TM) as the single source of authoritative U.S. GAAP recognized by the FASB to be applied by nongovernmental entities and to supersede all previous U.S. GAAP literature. Adoption of the ASC had no effect on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations, as it did not change U.S. GAAP principles.

Fair Value Measurements

Effective December 31, 2009, the Company adopted ASU No. 2009-12, "Fair Value Measurements and Disclosures - Investment in Certain Entities That Calculate Net Asset per Share (or Its Equivalent)." This amendment to ASC Topic 820, "Fair Value Measurements and Disclosures" ("ASC 820"), allows entities to use the net asset value of certain investments when determining fair value, provided certain criteria are met. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2009, the Company adopted ASU No. 2009-05, "Measuring Liabilities at Fair Value." This amendment to ASC 820 simplifies, in certain instances, the assessment of fair value of a liability. This amendment, when applicable, allows the use of the fair value of the instrument associated with the liability when it is traded as an asset as a proxy for its fair value as a liability, given inherent difficulties in measuring the fair value of such liabilities directly. The fair value of the liability is not adjusted to reflect any restrictions on its transfer. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective April 1, 2009, the Company adopted FASB Staff Position ("FSP") No. FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly," which is now incorporated into ASC 820. This accounting guidance carries forward and elaborates on previous fair value concepts. The fair value of an asset or liability continues to be the price that would be received to sell the asset or paid to transfer the liability in an orderly transaction between market participants at the measurement date under then current market conditions. ASC 820 provides indicators of when a transaction is considered disorderly and elaborates on how

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

to determine the fair value of a financial instrument if such conditions exist. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

In October 2008, the FASB issued FSP FAS 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active," which is now incorporated into ASC 820. This pronouncement provided additional guidance on determining fair values of illiquid securities. This guidance was immediately effective, retroactive to prior reporting periods for which financial statements had not yet been issued. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted FSP FAS 157-1, "Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13," which is now incorporated into ASC 820. This guidance provides a scope exception for applying Statement of Financial Accounting Standards No. 157, "Fair Value Measurements ("SFAS No. 157")," fair value methodologies to the evaluation criteria on lease classification or measurement. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted SFAS No. 157, which is now incorporated into ASC 820. This guidance provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements.

ASC 820 requires, among other things, an exit value approach for valuing assets and liabilities, using the best available information about what a market would bear. The exit value approach focuses on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Exit values for liabilities should include margins for risk even if they are not observable. ASC 820 provides guidance on how to measure fair value when required under existing accounting standards. ASC 820 establishes a fair value hierarchy based on the observability of the inputs to valuation techniques used to measure fair value, sorted into three levels ("Level 1, 2, and 3") with the most observable input level being Level 1. The impact of changing valuation methods to comply with ASC 820 resulted in adjustments to actuarial liabilities, which were recorded as an increase in net income of $60 million, net of tax, on January 1, 2008.

Pension and Postretirement Benefit Plans

Effective December 31, 2009, the Company adopted FSP No. FAS 132(R)-1, "Employers' Disclosures about Postretirement Benefit Plan Assets," which is now incorporated into ASC Topic 715, "Compensation" ("ASC 715"). This guidance requires enhanced disclosures of the assets of the Company's pension and other postretirement benefit plans in the Company's consolidated financial statements. ASC 715 requires a narrative description of investment policies and strategies for plan assets and discussion of long-term rate of return assumptions for plan assets. ASC 715 requires application of ASC 820 style disclosures to fair values of plan assets, including disclosure of fair values of plan assets sorted by asset category and valuation levels 1, 2, and 3, with roll forward of level 3 plan assets and discussion of valuation processes used. Adoption of this guidance resulted in expanded disclosures related to the Company's pension and postretirement benefit plans, but had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted Emerging Issues Task Force ("EITF") Issue No. 06-10, "Accounting for Deferred Compensation and Postretirement Benefit Aspects of Collateral Assignment Split-Dollar Life Insurance Arrangements," which is now incorporated into ASC 715. This guidance requires employers to recognize a liability for the postretirement benefit related to collateral assignment split-dollar life insurance arrangements. ASC 715 also requires employers to recognize and measure an asset based on the nature and substance of the collateral assignment split-dollar life insurance arrangement. The impact of adoption of this guidance was recorded directly to the beginning balance of 2008 retained earnings and reported as a change in accounting principle. Adoption of this guidance did not have a material impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted EITF Issue No. 06-4, "Accounting for Deferred Compensation and Postretirement Benefit Aspects of Endorsement Split-Dollar Life Insurance Arrangements," which is now incorporated into ASC
715. This guidance requires employers that enter into endorsement split-dollar life insurance arrangements that provide an employee with a postretirement benefit to recognize a liability for the future benefits promised based on the substantive agreement made with the employer. Whether the accrual is based on a death benefit or on the future cost of maintaining the

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

insurance depends on what the employer has effectively agreed to provide during the employee's retirement. The purchase of an endorsement-type life insurance policy does not qualify as a settlement of the liability. The impact of adoption of this guidance was recorded directly to the beginning balance of 2008 retained earnings and reported as a change in accounting principle. Adoption of this guidance did not have a material impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Subsequent Events

Effective April 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 165, "Subsequent Events," which is now incorporated into ASC Topic 855, "Subsequent Events" ("ASC 855"). This guidance was retroactively amended by the FASB in February 2010 by issuance of ASU No. 2010-09, "Subsequent Events," which requires an entity which files or furnishes its financial statements with the U.S. Securities and Exchange Commission ("SEC") to evaluate subsequent events through the date that its financial statements are issued. Adoption of this guidance resulted in expanded disclosures related to subsequent events, but had no impact on the Company's Balance Sheets or Statements of Operations.

Other-Than-Temporary Impairments

Effective April 1, 2009, the Company adopted FSP No. FAS 115-2 and FAS 124-2, "Recognition and Presentation of Other-Than-Temporary Impairments," which is now incorporated into ASC Topic 320, "Investments - Debt and Equity Securities" ("ASC 320"). This new guidance removes the concept of "intent and ability to hold until recovery of value" associated with other-than-temporary impairment of a debt security whose fair value is less than its cost. Impairment losses should be recorded in earnings on an available-for-sale debt security only when management does not expect to recover the amortized cost of the security. For additional information regarding the Company's impairment process, see Note 2 - Investments.

The Company's adoption of this guidance required reassessment of previous impairment losses recorded on debt securities held at March 31, 2009, with any reversals of previous impairment losses recorded through retained earnings and offset to accumulated other comprehensive income for available-for-sale debt securities and other actuarial related amounts included in other comprehensive income, and related impact on deferred policy acquisition costs, as of April 1, 2009.

As a result of adoption of ASC 320, the Company recognized an increase in retained earnings of $730 million, net of tax, on April 1, 2009 with a corresponding (decrease) increase in accumulated other comprehensive income of ($761) million, net of tax, attributable to (1) available-for-sale debt securities of ($898) million, (2) unearned revenue liability of ($5) million,
(3) deferred policy acquisition costs and deferred sales inducements of $96 million, (4) value of business acquired of $30 million, and (5) future policy benefits of $16 million. Other balance sheet items were impacted as follows: value of business acquired decreased by $36 million, deferred policy acquisition costs and deferred sales inducements decreased by $11 million, deferred income tax liability decreased by $17 million, and future policy benefits increased by $1 million.

Derivative Instruments and Hedging Activities

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities," which is now incorporated into ASC Topic 815, "Derivatives and Hedging" ("ASC 815"). This guidance provides extensively expanded disclosure requirements for derivative instruments and hedging activities and applies to all derivative instruments, including bifurcated derivative instruments and related hedged items. Adoption of this guidance resulted in expanded disclosures related to derivative instruments and hedging activities, but had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2007, the Company early adopted FSP No. FIN 39-1, "Amendment of Offsetting of Amounts Related to Certain Contracts," which is now incorporated into ASC 815. This guidance specifies that an entity that has in the past elected to offset fair value of derivative assets and liabilities may change its policy election. The Company changed its accounting policy from net to gross balance sheet presentation of offsetting derivative balances with the same counterparty. This accounting policy change was applied retrospectively. Adoption of ASC 815 resulted in an increase in derivative assets equally offset by an increase in derivative liabilities at December 31, 2007 of $673 million and had no impact on the Company's Consolidated Statements of Operations.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Consolidated Financial Statements

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 160, "Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51," which is now incorporated into ASC Topic 810, "Consolidation" ("ASC 810"). ASC 810 establishes accounting guidance for noncontrolling interests in a subsidiary and for deconsolidation of a subsidiary. Noncontrolling interests in subsidiaries are included as a separate component of shareholder's equity on the Consolidated Balance Sheets, net income attributable to both the Company's interest and the noncontrolling interests is presented separately on the Consolidated Statement of Operations, and any changes in the Company's ownership of a subsidiary, which do not result in deconsolidation, would be accounted for as transactions in the Company's own stock. Deconsolidation will typically result in the recognition of a gain or loss, with any retained noncontrolling interest measured initially at fair value. This accounting guidance was applied prospectively, except for the presentation and disclosure requirements, which were applied retrospectively. Adoption of this guidance had no measurement impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2008, the Company adopted FSP FAS No. 140-4 and FIN 46(R)-8, "Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities," which is now incorporated into ASC 810. This guidance requires enhanced disclosures about transfers of financial assets and interests in VIEs. While the Company is not involved in securitizing financial assets, it does have significant relationships with VIEs. Adoption of this guidance resulted in expanded disclosures related to VIEs, but had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Investments

Effective December 31, 2008, the Company adopted FSP No. EITF 99-20-1, "Amendments to the Impairment Guidance EITF Issue No. 99-20," which is now incorporated into ASC Topic 325, "Investments" ("ASC 325"). This guidance helps conform the impairment guidance in EITF Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets," which is also now incorporated into ASC 325, to the impairment guidance of ASC 320. This impairment guidance applies to debt securities backed by securitized financial assets ("ABS"), which are of less than high credit quality and can be contractually prepaid in a way that the investor could lose part of its investment. These securities are categorized as available-for-sale and most have fair values below their carrying values. ASC 325 allows the Company to consider its own expectations about probabilities that the ABS can and will be held until the fair values recover, while assessing whether the ABS is other-than-temporarily impaired. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Financial Instruments

Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities," which is now incorporated into ASC Topic 825, "Financial Instruments" ("ASC 825"). The objective of this guidance is to enable companies to mitigate the earnings volatility caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. ASC 825 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable and can be applied on an instrument-by-instrument basis.

The Company elected to adopt ASC 825 for certain bonds classified as available-for-sale that support certain actuarial liabilities to participating policyholders. The book and market value for these bonds prior to this election were $1,307 million and $1,314 million, respectively. The amount of net unrealized gains reclassified from accumulated other comprehensive income on January 1, 2008 was $7 million. The actuarial liabilities in these products are recorded through earnings primarily based on fluctuations in the fair value of the underlying bonds. The bonds were classified as held-for-trading on the Consolidated Balance Sheet at December 31, 2008. The adoption of ASC 825 resulted in an adjustment to retained earnings of $7 million as of January 1, 2008.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Leases

Effective January 1, 2007, the Company adopted FSP No. FAS 13-2, "Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction," which is now incorporated into ASC Topic 840, "Leases" ("ASC 840"), and requires that changes in the projected timing of cash flows relating to income taxes generated by a leveraged lease be considered triggers requiring recalculation of the rate of return and allocation of lease income from the inception of the lease, with gain or loss recognition of the impact of any resulting change. Prior to this amendment, only changes to lease assumptions which affected the total amount of estimated net income were considered to be such triggers. This guidance cannot be retrospectively applied. Adoption of ASC 840 resulted in a charge to opening retained earnings at January 1, 2007 of $133 million, net of tax.

Income Taxes

Effective January 1, 2007, the Company adopted FASB Financial Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109," which is now incorporated into ASC Topic 740, "Income Taxes" ("ASC 740"). This guidance prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that it has taken or expects to take on a tax return. ASC 740 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either (a) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable; (b) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both (a) and (b). ASC 740 requires recording a cumulative effect of adoption in retained earnings as of the beginning of the year of adoption. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Deferred Policy Acquisition Costs

Effective January 1, 2007, the Company adopted American Institute of Certified Public Accountants Statement of Position ("SOP") No. 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts," which is now incorporated into ASC Topic 944, "Financial Services - Insurance" ("ASC 944"). ASC 944 provides guidance on accounting for deferred policy acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred policy acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and should be charged to expense. Adoption of this guidance had no material impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

FUTURE ADOPTION OF RECENT ACCOUNTING PRONOUNCEMENTS

Fair Value Measurements

In January 2010, the FASB issued ASU No. 2010-06, "Fair Value Measurements and Disclosures - Improving Disclosures about Fair Value Measurements," which amends ASC 820. This guidance adds additional requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. These amendments to ASC 820 will be effective for the Company on January 1, 2010. Adoption of this guidance will result in expanded disclosures related to fair value measurements, but will have no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Consolidation Accounting

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 167, "Amendments to FASB Interpretation No. 46(R)," which was incorporated into ASC 810 by ASU No. 2009-17, "Consolidation - Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities."

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Modifications to ASC 810 will revise the accounting principles for assessing consolidation of a VIE and include the following features:

     - A new concept of control - now defined as an entity's ability to make decisions that are most economically significant to the VIE coupled with economic exposure to the VIE's variability. This definition replaces the previous concept of "exposure to the majority of the VIE's variability" in determining when to consolidate another entity.

     - New guidance for determining which party, among parties with shared decision making powers over a VIE, makes the most significant decisions for the VIE.

     - A bright line test for removal rights over an entity's decision maker by its equity owners, whereby removal rights are disregarded as an element of control unless they can be exercised successfully by a single party.

     - Expanded guidance on whether fees charged to a VIE by its decision maker are variable interests, leading to consolidation by the decision maker.

     - Removal of the previous scope exception for qualifying special purpose entities.

ASC 810 retains a scope exception for consolidation by investment companies of their investments. These amendments to ASC 810 will be effective for the Company on January 1, 2010. In February 2010, the FASB issued ASU No. 2010-10, "Consolidation - Amendments for Certain Investment Funds," which deferred the effective date of these amendments for relationships with investment companies. The Company is currently evaluating the impact of adopting these amendments to ASC 810 on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Transfers of Financial Assets

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 166, "Accounting for Transfers of Financial Assets - an amendment of FASB Statement No. 140," which upon its effective date will amend ASC Topic 860, "Transfers and Servicing" ("ASC 860"). ASC 860 focuses on securitization activity, and these amendments affect the transferor's derecognition principles for assets transferred. Amendments to ASC 860 eliminate the concept of qualifying special purpose entities, removing their previous exemption from consolidation accounting by transferors of financial assets to them. Further, ASC 860 will not permit derecognition accounting for transfers of portions of financial assets when the portions transferred do not meet the definition of a participating interest. ASC 860 will strengthen the requirement that transferred assets be legally isolated from the transferor and all of its consolidated affiliates in order for the transfer to be accounted for as a sale. ASC 860 will require that retained interests in transferred assets be recognized at fair value instead of amounts based on relative fair value allocations of the previous carrying value of assets transferred.

These amendments to ASC 860 will be effective on a prospective basis for transfers of financial assets occurring on or after January 1, 2010.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 2 -- INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

The Company's investments in fixed maturities and equity securities are summarized below:

                                                                                              DECEMBER 31, 2009
                                                                        ------------------------------------------------------------
                                                                                                                         OTHER-
                                                                                      GROSS       GROSS              THAN-TEMPORARY
                                                                        AMORTIZED  UNREALIZED  UNREALIZED    FAIR    IMPAIRMENTS IN
                                                                           COST       GAINS      LOSSES     VALUE       AOCI (2)
                                                                        ---------  ----------  ----------  -------  ----------------
                                                                                                (IN MILLIONS)
FIXED MATURITIES AND EQUITY SECURITIES:
   Corporate debt securities ........................................    $41,667     $1,803      $  965    $42,505       $ (98)
   Commercial mortgage-backed securities ............................      4,643         69         238      4,474          (1)
   Residential mortgage-backed securities ...........................        843          1         368        476          (8)
   Collateralized debt obligations ..................................        291         --         156        135          (1)
   Other asset-backed securities ....................................      1,238         41          37      1,242          --
   U.S. Treasury securities and obligations of U.S. government
      corporations and agencies .....................................      1,945         40          17      1,968          --
   Obligations of states and political subdivisions .................      1,533         11          53      1,491          --
   Debt securities issued by foreign governments ....................      1,214         98          34      1,278          --
                                                                         -------     ------      ------    -------       -----
   Fixed maturities .................................................     53,374      2,063       1,868     53,569        (108)
   Other fixed maturities (1) .......................................      2,012         --          --      2,012          --
                                                                         -------     ------      ------    -------       -----
   Total fixed maturities available-for-sale ........................     55,386      2,063       1,868     55,581        (108)
   Equity securities available-for-sale .............................        489         77           8        558          --
                                                                         -------     ------      ------    -------       -----
   Total fixed maturities and equity securities available-for-sale ..    $55,875     $2,140      $1,876    $56,139       $(108)
                                                                         =======     ======      ======    =======       =====

                                                                                      DECEMBER 31, 2008
                                                                        ---------------------------------------------
                                                                                      GROSS       GROSS
                                                                        AMORTIZED  UNREALIZED  UNREALIZED
                                                                           COST       GAINS      LOSSES    FAIR VALUE
                                                                        ---------  ----------  ----------  ----------
                                                                                        (IN MILLIONS)
FIXED MATURITIES AND EQUITY SECURITIES:
   Corporate debt securities ........................................    $41,297     $  856      $3,940      $38,213
   Commercial mortgage-backed securities ............................      4,852          4         620        4,236
   Residential mortgage-backed securities ...........................        635         17           1          651
   Collateralized debt obligations ..................................        272         --         100          172
   Other asset-backed securities ....................................      1,501         23         191        1,333
   U.S. Treasury securities and obligations of U.S. government
      corporations and agencies .....................................      1,276        207          --        1,483
   Obligations of states and political subdivisions .................        171          6           9          168
   Debt securities issued by foreign governments ....................      1,083        209          26        1,266
                                                                         -------     ------      ------      -------
   Fixed maturities .................................................     51,087      1,322       4,887       47,522
   Other fixed maturities (1) .......................................      2,025         --          --        2,025
                                                                         -------     ------      ------      -------
   Total fixed maturities available-for-sale ........................     53,112      1,322       4,887       49,547
   Equity securities available-for-sale .............................        726         81         191          616
                                                                         -------     ------      ------      -------
   Total fixed maturities and equity securities available-for-sale ..    $53,838     $1,403      $5,078      $50,163
                                                                         =======     ======      ======      =======

(1) The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.

(2) Represents the amount of other-than-temporary impairment losses in accumulated other comprehensive income ("AOCI"), which from the date of adoption of ASC 320 on April 1, 2009, were not included in earnings.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2009, by contractual maturity, are shown below:

                                                                        AMORTIZED COST   FAIR VALUE
                                                                        --------------   ----------
                                                                               (IN MILLIONS)
FIXED MATURITIES:
Due in one year or less..............................................       $ 2,167       $ 2,182
Due after one year through five years................................        11,792        12,112
Due after five years through ten years...............................        12,409        12,928
Due after ten years..................................................        19,991        20,020
                                                                            -------       -------
                                                                             46,359        47,242
Asset-backed and mortgage-backed securities..........................         7,015         6,327
                                                                            -------       -------
   Total.............................................................       $53,374       $53,569
                                                                            =======       =======

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

FIXED MATURITIES AND EQUITY SECURITIES IMPAIRMENT REVIEW

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more or if there is a significant unrealized loss at the balance sheet date to determine whether impairments need to be taken. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For those securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security's amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to accumulated other comprehensive income on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows are subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 2 -- INVESTMENTS - (CONTINUED)

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company's assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company's investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturities for which a portion of the other-than-temporary impairment was also recognized in accumulated other comprehensive income, starting with the date of adoption of ASC 320 on April 1, 2009:

CREDIT LOSSES ON AVAILABLE-FOR-SALE FIXED MATURITIES:
(IN MILLIONS)

Balance at December 31, 2008 ....................................   $  --
Additions:
Credit losses remaining in retained earnings related to
   adoption of new authoritative guidance on April 1, 2009 ......     726
Credit losses for which an other-than-temporary impairment
   was not previously recognized ................................     159
Credit losses for which an other-than-temporary impairment
   was previously recognized ....................................      15
Deletions:
Amounts related to sold, matured, or paid down available-for-sale
   fixed maturities .............................................    (539)
                                                                    -----
Balance at December 31, 2009 ....................................   $ 361
                                                                    =====

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity securities and equity securities have been in a continuous unrealized loss position:

  UNREALIZED LOSSES ON AVAILABLE-FOR-SALE FIXED MATURITY SECURITIES AND EQUITY
                         SECURITIES -- BY INVESTMENT AGE

                                                                           YEAR ENDED DECEMBER 31, 2009
                                                      ---------------------------------------------------------------------
                                                       LESS THAN 12 MONTHS      12 MONTHS OR MORE             TOTAL
                                                      ---------------------------------------- ----------------------------
                                                      CARRYING   UNREALIZED   CARRYING   UNREALIZED   CARRYING   UNREALIZED
                                                        VALUE      LOSSES       VALUE      LOSSES       VALUE      LOSSES
                                                      --------   ----------   --------   ----------   --------   ----------
                                                                                  (IN MILLIONS)
Corporate debt securities .........................    $ 6,358      $235       $6,167      $  730      $12,525     $  965
Commercial mortgage-backed securities .............        772        38          946         200        1,718        238
Residential mortgage-backed securities ............        194       147          275         221          469        368
Collateralized debt obligations ...................          5         1          103         155          108        156
Other asset-backed securities .....................        199         7          325          30          524         37
U.S. Treasury securities and obligations of U.S.
   government corporations and agencies ...........      1,155        17           --          --        1,155         17
Obligations of states and political subdivisions ..      1,148        50           23           3        1,171         53
Debt securities issued by foreign governments .....        335        12           67          22          402         34
                                                       -------      ----       ------      ------      -------     ------
Total fixed maturities available-for-sale .........     10,166       507        7,906       1,361       18,072      1,868
Equity securities available-for-sale ..............         40         3           58           5           98          8
                                                       -------      ----       ------      ------      -------     ------
Total .............................................    $10,206      $510       $7,964      $1,366      $18,170     $1,876
                                                       =======      ====       ======      ======      =======     ======

                                                                           YEAR ENDED DECEMBER 31, 2008
                                                      ---------------------------------------------------------------------
                                                       LESS THAN 12 MONTHS      12 MONTHS OR MORE             TOTAL
                                                      ---------------------------------------- ----------------------------
                                                      CARRYING   UNREALIZED   CARRYING   UNREALIZED   CARRYING   UNREALIZED
                                                        VALUE      LOSSES       VALUE      LOSSES       VALUE      LOSSES
                                                      --------   ----------   --------   ----------   --------   ----------
                                                                                  (IN MILLIONS)
Corporate debt securities .........................    $17,248     $1,982      $ 9,479     $1,958      $26,727     $3,940
Commercial mortgage-backed securities .............      2,565        357        1,216        263        3,781        620
Residential mortgage-backed securities ............        102          1           32         --          134          1
Collateralized debt obligations ...................         33          5          110         95          143        100
Other asset-backed securities .....................        629        117          155         74          784        191
Obligations of states and political subdivisions ..        100          8           11          1          111          9
Debt securities issued by foreign governments .....         28          1           61         25           89         26
                                                       -------     ------      -------     ------      -------     ------
Total fixed maturities available-for-sale .........     20,705      2,471       11,064      2,416       31,769      4,887
Equity securities available-for-sale ..............        347        161           40         30          387        191
                                                       -------     ------      -------     ------      -------     ------
Total .............................................    $21,052     $2,632      $11,104     $2,446      $32,156     $5,078
                                                       =======     ======      =======     ======      =======     ======

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies' statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities decreased to $606 million at December 31, 2009 from $768 million at December 31, 2008.

At December 31, 2009 and 2008, there were 1,545 and 2,182 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $1,868 million and $4,887 million, respectively, of which the single largest unrealized loss was $24 million and $48 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2009 and 2008, there were 141 and 633 equity securities with an aggregate gross unrealized loss of $8 million and $191 million, respectively, of which the single largest unrealized loss was $2 million and $14 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $203 million were non-income producing for the year ended December 31, 2009. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2009.

SECURITIES LENDING

The Company participated in a securities lending program for the purpose of enhancing income on securities held in 2009 and 2008, but there were no securities on loan and no collateral held as of December 31, 2009 and 2008. The Company maintains collateral at a level of at least 102% of the loaned securities' market value and monitors the market value of the loaned securities on a daily basis.

ASSETS ON DEPOSIT

As of December 31, 2009 and 2008, fixed maturity securities with a fair value of $50 million and $59 million, respectively, were on deposit with government authorities as required by law.

MORTGAGE LOANS ON REAL ESTATE

At December 31, 2009, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

COLLATERAL                         CARRYING     GEOGRAPHIC                      CARRYING
PROPERTY TYPE                       AMOUNT      CONCENTRATION                    AMOUNT
---------------------------------------------   -------------------------------------------
                                (IN MILLIONS)                                (IN MILLIONS)
Apartments...................      $ 1,659      East North Central........      $ 1,172
Hotels.......................           13      East South Central........          381
Industrial...................        1,803      Middle Atlantic...........        2,215
Office buildings.............        3,106      Mountain..................          876
Retail.......................        3,392      New England...............        1,060
Mixed use....................          245      Pacific...................        3,345
Agricultural.................          793      South Atlantic............        2,168
Agri business................        1,105      West North Central........          355
Other........................          549      West South Central........          855
                                                Canada/Other..............          238
Provision for losses.........          (42)     Provision for losses......          (42)
                                   -------                                      -------
Total........................      $12,623      Total.....................      $12,623
                                   =======                                      =======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

                                        BALANCE AT BEGINNING                                BALANCE AT END OF
                                              OF PERIOD          ADDITIONS     DEDUCTIONS         PERIOD
                                        --------------------   -------------   ----------   -----------------
                                                                    (IN MILLIONS)
Year ended December 31, 2009.........            $29                $36            $23             $42
Year ended December 31, 2008.........             17                 15              3              29
Year ended December 31, 2007.........             41                 13             37              17

Mortgage loans with a carrying value of $108 million were non-income producing for the year ended December 31, 2009. At December 31, 2009, mortgage loans with a carrying value of $14 million were delinquent by less than 90 days and $5 million were delinquent by 90 days or more.

The total recorded investment in mortgage loans that are considered to be impaired along with the related provision for losses were as follows:

                                                                          DECEMBER 31,
                                                                         -------------
                                                                          2009   2008
                                                                          ----   ----
                                                                         (IN MILLIONS)
Impaired mortgage loans on real estate with provision for losses......    $150   $ 75
Provision for losses..................................................     (42)   (29)
                                                                          ----   ----
Net impaired mortgage loans on real estate............................    $108   $ 46
                                                                          ====   ====

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2009   2008   2007
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Average recorded investment in impaired loans.........   $113    $60    $94
Interest income recognized on impaired loans..........     --     --     --

INVESTMENT REAL ESTATE, AGRICULTURE, AND TIMBER

Investment real estate, agriculture, and timber of $145 million was non-income producing for the year ended December 31, 2009. Depreciation expense on investment real estate, agriculture, and timber was $53 million, $51 million, and $53 million in 2009, 2008, and 2007, respectively. Accumulated depreciation was $413 million and $367 million at December 31, 2009 and 2008, respectively.

EQUITY METHOD INVESTMENTS

Investments in other assets, which include unconsolidated joint ventures, partnerships, and limited liability corporations, accounted for using the equity method of accounting totaled $3,059 million and $2,847 million at December 31, 2009 and 2008, respectively. Net investment income (loss) on investments accounted for under the equity method totaled $78 million, $(4) million, and $210 million in 2009, 2008, and 2007, respectively. Total combined assets of such investments were $34,412 million and $33,770 million (consisting primarily of investments) and total combined liabilities were $9,960 million and $10,428 million (including $6,539 million and $7,229 million of debt) at December 31, 2009 and 2008, respectively. Total combined revenues and expenses of these investments in 2009 were $4,199 million and $4,075 million, respectively, resulting in $124 million of total combined income from operations. Total combined revenues and expenses of these investments in 2008 were $3,071 million and $3,482 million, respectively, resulting in $411 million of total combined loss from operations. Total combined revenues and expenses in 2007 were $1,349 million and $1,113 million, respectively, resulting in $236 million of total combined income from operations. Depending on the timing of receipt of the audited financial statements of these other assets, the above investee level financial data may be up to one year in arrears.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NET INVESTMENT INCOME AND NET REALIZED INVESTMENT AND OTHER (LOSSES) GAINS

The following information summarizes the components of net investment income and net realized investment and other (losses) gains:

                                                            YEARS ENDED DECEMBER 31,
                                                           --------------------------
                                                             2009      2008     2007
                                                           --------------------------
                                                                  (IN MILLIONS)
NET INVESTMENT INCOME
   Fixed maturities ....................................   $ 3,333   $ 3,286   $3,422
   Equity securities ...................................        31        56       45
   Mortgage loans on real estate .......................       739       714      683
   Investment real estate, agriculture, and timber .....       146       155      181
   Policy loans ........................................       332       322      304
   Short-term investments ..............................        27       182      251
   Equity method investments and other .................        15        (8)     217
                                                           -------   -------   ------
   Gross investment income .............................     4,623     4,707    5,103
      Less investment expenses .........................       277       266      264
                                                           -------   -------   ------
Net investment income (1) ..............................   $ 4,346   $ 4,441   $4,839
                                                           =======   =======   ======
NET REALIZED INVESTMENT AND OTHER (LOSSES) GAINS
   Fixed maturities ....................................   $  (180)  $(1,577)  $  (41)
   Equity securities ...................................       (59)     (129)     124
   Mortgage loans on real estate .......................       (83)      (23)      76
   Derivatives and other invested assets ...............    (1,366)    1,317      157
   Amounts credited to participating contract holders ..      (149)      189       (9)
                                                           -------   -------   ------
Net realized investment and other (losses) gains (1) ...   $(1,837)  $  (223)  $  307
                                                           =======   =======   ======

(1) Includes net investment income and net realized investment and other (losses) gains on assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 - Related Party Transactions for information on the associated MRBL reinsurance agreement.

The change in net unrealized loss on fixed maturities classified as held-for-trading of $(107) million and $216 million is included in net realized investment and other (losses) gains for the years ended December 31, 2009 and December 31, 2008, respectively. There were no fixed maturities classified as held-for-trading for the year ended December 31, 2007.

For 2009, 2008, and 2007, net investment income passed through to participating contract holders as interest credited to policyholders' account balances amounted to $111 million, $138 million, and $133 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $363 million, $352 million, and $418 million for the years ended December 31, 2009, 2008, and 2007, respectively, and gross losses were realized on the sale of available-for-sale securities of $131 million, $30 million, and $100 million for the years ended December 31, 2009, 2008, and 2007, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $663 million, $1,767 million, and $386 million for the years ended December 31, 2009, 2008, and 2007, respectively, were recognized in the Consolidated Statements of Operations.

NOTE 3 -- RELATIONSHIPS WITH VARIABLE INTEREST ENTITIES

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities ("VIEs") in accordance with ASC 810.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Under ASC 810, the variable interest holder, if any, that will absorb a majority of the VIE's expected losses, receive a majority of the VIE's expected residual returns, or both, is deemed to be the primary beneficiary and must consolidate the VIE. An entity that holds a significant variable interest in a VIE, but is not the primary beneficiary, must disclose certain information regarding its involvement with the VIE.

The Company determines whether it is the primary beneficiary of a VIE by evaluating the contractual rights and obligations associated with each party involved in the entity, calculating estimates of the entity's expected losses and expected residual returns, and allocating the estimated amounts to each party. In addition, the Company considers qualitative factors, such as the extent of the Company's involvement in creating or managing the VIE.

If it is not considered to be the primary beneficiary, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

CONSOLIDATED VARIABLE INTEREST ENTITIES

The Company's separate accounts are considered the primary beneficiary of certain timberland VIEs, as discussed further below. The consolidation of these VIEs in the separate accounts of the Company resulted in an increase in separate account assets of $1,574 million, with an equal increase in separate account liabilities at December 31, 2009 and an increase in separate account assets of $192 million, with an equal increase in separate account liabilities at December 31, 2008.

The liabilities recognized as a result of consolidating the timberland VIEs do not represent additional claims on the general assets of the Company; rather, they represent claims against the assets recognized as a result of consolidating the VIEs. Conversely, the assets recognized as a result of consolidating the timberland VIEs do not represent additional assets which the Company can use to satisfy claims against its general assets; rather they can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

SIGNIFICANT VARIABLE INTERESTS IN UNCONSOLIDATED VARIABLE INTEREST ENTITIES

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, and which have not been consolidated. The Company does not record any liabilities related to the unconsolidated VIEs.

                                                                         DECEMBER 31,
                                                                             2009
                                                         --------------------------------------------
                                                                        INVESTMENT   MAXIMUM EXPOSURE
                                                         TOTAL ASSETS       (1)         TO LOSS (2)
                                                         ------------   ----------   ----------------
                                                                         (IN MILLIONS)
Collateralized debt obligations (3)...................      $1,431         $ 27            $ 27
Real estate limited partnerships (4)..................       1,166          466             522
Timber funds (5)......................................       5,010          180             183
                                                            ------         ----            ----
Total.................................................      $7,607         $673            $732
                                                            ======         ====            ====

                                                                         DECEMBER 31,
                                                                             2008
                                                         --------------------------------------------
                                                                        INVESTMENT   MAXIMUM EXPOSURE
                                                         TOTAL ASSETS       (1)         TO LOSS (2)
                                                         ------------   ----------   ----------------
                                                                         (IN MILLIONS)
Collateralized debt obligations (3)..................        $2,039        $ 27            $ 27
Real estate limited partnerships (4).................         1,208         486             537
Timber funds (5).....................................         5,413         176             182
                                                             ------        ----            ----
Total................................................        $8,660        $689            $746
                                                             ======        ====            ====

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

     (1) The Company's investments in unconsolidated VIEs are included in other invested assets on the Consolidated Balance Sheets.

     (2) The maximum exposure to loss related to collateralized debt obligations ("CDOs") is limited to the investment reported on the Company's Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company's investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.

     (3) The Company acts as an investment manager to certain asset-backed investment vehicles, commonly known as CDOs, for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.

     (4) Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships' management. The Company is typically the sole limited partner or investor member of each and is not a general partner or managing member.

     (5) The Company acts as investment manager for the VIEs owning the timberland properties (the "timber funds"), which the general account and institutional separate accounts invest in. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks of timberland investing include market uncertainty (fluctuation of timber and timberland investments), relative illiquidity (compared to stocks and other investment assets), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

NOTE 4 -- DERIVATIVES AND HEDGING INSTRUMENTS

TYPES OF DERIVATIVES AND DERIVATIVE STRATEGIES

INTEREST RATE CONTRACTS. The Company uses interest rate futures contracts, interest rate swap agreements, and cancelable interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate futures contracts are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a pre-determined future date at a specified price. Interest rate futures contracts are agreements with standard amounts and settlement dates that are traded on regulated exchanges. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company's long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated gain or loss will be amortized into investment income as a yield adjustment when the payments are made.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedging relationships.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time. The Company also purchases interest rate caps and floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

FOREIGN CURRENCY CONTRACTS. Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedging relationships.

EQUITY MARKET CONTRACTS. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes currency forwards in non-qualifying hedging relationships.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the underlying risk exposure for all derivatives in hedging and non-hedging relationships:

                                                                            DECEMBER 31, 2009                DECEMBER 31, 2008
                                                                      -----------------------------   ------------------------------
                                                                                 FAIR       FAIR                  FAIR
                                                                      NOTIONAL   VALUE     VALUE      NOTIONAL   VALUE    FAIR VALUE
                                                                       AMOUNT   ASSETS  LIABILITIES    AMOUNT    ASSETS  LIABILITIES
                                                                      --------  ------  -----------   --------  -------  -----------
                                                                                               (IN MILLIONS)
QUALIFYING HEDGING RELATIONSHIPS
Fair value hedges  Interest rate swaps..............................   $14,922  $  402     $  752      $16,308  $   923     $1,431
                   Foreign currency swaps...........................       883      --        253        2,408       92        322
Cash flow hedges   Interest rate swaps..............................    12,961     912         66       10,661    2,903        117
                   Foreign currency swaps...........................       629       4        122        1,482      291        301
                   Foreign currency forwards........................       266      43         --           --       --         --
                   Equity market contracts..........................        38       8         --           48       --         27
                                                                       -------  ------     ------      -------  -------     ------
TOTAL DERIVATIVES IN HEDGING RELATIONSHIPS..........................   $29,699  $1,369     $1,193      $30,907  $ 4,209     $2,198
                                                                       -------  ------     ------      -------  -------     ------
NON-HEDGING RELATIONSHIPS
                   Interest rate swaps..............................   $22,535  $  526     $  500      $15,011  $ 1,369     $  681
                   Foreign currency swaps...........................     4,461     238        319        2,879      348        223
                   Foreign currency forwards........................       800      --          1          506        3          3
                   Total return swaps...............................     1,030      --         --        1,086       --         --
                   Interest rate options............................       287       1         --          437       --         --
                   Embedded derivatives - fixed maturities..........        86      --          2          178       --          7
                   Embedded derivatives - reinsurance contracts.....        --       8        614           --      200         --
                   Embedded derivatives - participating pension
                      contracts (1).................................        --      --         71           --       58         --
                   Embedded derivatives - benefit guarantees (1)....        --   1,703        640           --    4,382      2,859
                                                                       -------  ------     ------      -------  -------     ------
TOTAL DERIVATIVES IN NON-HEDGING RELATIONSHIPS......................    29,199   2,476      2,147       20,097    6,360      3,773
                                                                       -------  ------     ------      -------  -------     ------
TOTAL DERIVATIVES (2)...............................................   $58,898  $3,845     $3,340      $51,004  $10,569     $5,971
                                                                       =======  ======     ======      =======  =======     ======

(1) Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.

(2) The fair values of all derivatives in an asset position are reported within derivative asset on the Consolidated Balance Sheets, and derivatives in a liability position are reported within derivative liability on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

HEDGING RELATIONSHIPS

The Company uses derivatives for economic hedging purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

FAIR VALUE HEDGES. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges in net realized investment and other gains (losses). For the years ended December 31, 2009 and 2008, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2009, the Company had no hedges of firm commitments.

The following table shows the investment gains (losses) recognized:

FOR THE YEAR ENDED DECEMBER 31, 2009

                                                         GAINS (LOSSES)   GAINS (LOSSES)
DERIVATIVES IN FAIR VALUE   HEDGED ITEMS IN FAIR VALUE    RECOGNIZED ON   RECOGNIZED FOR   INEFFECTIVENESS
  HEDGING RELATIONSHIPS        HEDGING RELATIONSHIPS       DERIVATIVES     HEDGED ITEMS       RECOGNIZED
-------------------------   --------------------------   --------------   --------------   ---------------
                                                                           (IN MILLIONS)
Interest rate swaps         Fixed-rate assets.........       $ 470            $(348)            $122
                            Fixed-rate liabilities....        (310)             263              (47)
Foreign currency swaps      Fixed-rate assets.........          90              (83)               7
                                                             -----            -----             ----
Total                                                        $ 250            $(168)            $ 82
                                                             =====            =====             ====

FOR THE YEAR ENDED DECEMBER 31, 2008

                                                         GAINS (LOSSES)   GAINS (LOSSES)
DERIVATIVES IN FAIR VALUE   HEDGED ITEMS IN FAIR VALUE    RECOGNIZED ON   RECOGNIZED FOR   INEFFECTIVENESS
  HEDGING RELATIONSHIPS        HEDGING RELATIONSHIPS       DERIVATIVES     HEDGED ITEMS       RECOGNIZED
-------------------------   --------------------------   --------------   --------------   ---------------
                                                                           (IN MILLIONS)
Interest rate swaps         Fixed-rate assets.........       $(657)           $ 684             $ 27
                            Fixed-rate liabilities....         220             (272)             (52)
Foreign currency swaps      Fixed-rate assets.........        (114)              92              (22)
                                                             -----            -----             ----
Total                                                        $(551)           $ 504             $(47)
                                                             =====            =====             ====

CASH FLOW HEDGES. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the years ended December 31, 2009 and 2008, all of the Company's hedged forecast transactions qualified as cash flow hedges. For the years ended December 31, 2009 and 2008, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The following table presents the effects of derivatives in cash flow hedging relationships on the Consolidated Statements of Operations and the Consolidated Statements of Changes in Shareholder's Equity:

FOR THE YEAR ENDED DECEMBER 31, 2009

                                                                                      GAINS RECLASSIFIED
                                                                                           FROM AOCI
                                                                                           INTO NET           INEFFECTIVENESS
                                                                  GAINS (LOSSES)      REALIZED INVESTMENT    RECOGNIZED IN NET
                                                                    DEFERRED IN            AND OTHER        REALIZED INVESTMENT
DERIVATIVES IN CASH FLOW        HEDGED ITEMS IN CASH FLOW       AOCI ON DERIVATIVES     GAINS (LOSSES)           AND OTHER
  HEDGING RELATIONSHIPS           HEDGING RELATIONSHIPS            (NET OF TAX)          (NET OF TAX)          GAINS (LOSSES)
-------------------------   ---------------------------------   -------------------   -------------------   -------------------
                                                                                         (IN MILLIONS)
Interest rate swaps         Floating rate assets.............        $   (23)                 $--                  $ --
                            Forecasted fixed-rate assets.....         (1,082)                  (5)                  (17)
                            Inflation indexed liabilities....            108                   --                    --
Foreign currency swaps      Fixed-rate assets................            (35)                  --                    --
Foreign currency forwards   Forecasted expenses..............             28                   --                    --
Equity market contracts     Stock-based compensation ........              4                   --                    --
                                                                     -------                  ---                  ----
Total                                                                $(1,000)                 $(5)                 $(17)
                                                                     =======                  ===                  ====

FOR THE YEAR ENDED DECEMBER 31, 2008

                                                                                      GAINS RECLASSIFIED
                                                                                           FROM AOCI
                                                                                           INTO NET           INEFFECTIVENESS
                                                                  GAINS (LOSSES)      REALIZED INVESTMENT    RECOGNIZED IN NET
                                                                    DEFERRED IN            AND OTHER        REALIZED INVESTMENT
DERIVATIVES IN CASH FLOW        HEDGED ITEMS IN CASH FLOW       AOCI ON DERIVATIVES     GAINS (LOSSES)           AND OTHER
  HEDGING RELATIONSHIPS           HEDGING RELATIONSHIPS            (NET OF TAX)          (NET OF TAX)          GAINS (LOSSES)
-------------------------   ---------------------------------   -------------------   -------------------   -------------------
                                                                                         (IN MILLIONS)
Interest rate swaps         Floating rate assets.............         $   37                 $ --                   $--
                            Forecasted fixed-rate assets.....          1,118                  (31)                   30
                            Inflation indexed liabilities....            (73)                  --                    --
Foreign currency swaps      Fixed-rate assets................              5                   --                    --
Equity market contracts     Stock-based compensation ........             (1)                  --                    --
                                                                      ------                 ----                   ---
Total                                                                 $1,086                 $(31)                  $30
                                                                      ======                 ====                   ===

The Company anticipates that net gains of approximately $32 million will be reclassified from accumulated other comprehensive income to earnings within the next twelve months. The maximum time frame for which variable cash flows are hedged is 37 years.

For a roll forward of the net accumulated gains (losses) on cash flow hedges see
Note 12 - Shareholder's Equity.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swap agreements, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Credit default swaps are contracts in which the buyer makes a series of payments to the seller and, in exchange, receives compensation if one of the events specified in the contract occurs. Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal).

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 4 -- DERIVATIVES AND HEDGING INSTRUMENTS - (CONTINUED)

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit ("GMWB") rider. This rider is effectively an embedded option on the basket of mutual funds which is offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB rider. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor's 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), and foreign currency futures to match the sensitivities of the GMWB rider liability to the market risk factors.

For the years ended December 31, 2009 and 2008, net losses of $1,289 million and net gains of $957 million, respectively, related to derivatives in a non-hedge relationship were recognized by the Company. These amounts were recorded in net realized investment and other gains (losses).

FOR THE YEARS ENDED DECEMBER 31,                                       2009    2008
--------------------------------                                     -------   ----
NON-HEDGING RELATIONSHIPS
   Investment (losses) gains:
      Interest rate swaps ........................................   $  (906)  $818
      Interest rate futures ......................................         3    (28)
      Interest rate options ......................................         4     --
      Foreign currency swaps .....................................      (121)    31
      Foreign currency forwards ..................................        18    (28)
      Foreign currency futures ...................................       (24)    (2)
      Equity market contracts ....................................        30    (25)
      Equity index futures .......................................      (293)   191
                                                                     -------   ----
TOTAL INVESTMENT (LOSSES) GAINS FROM DERIVATIVES IN NON-HEDGING
   RELATIONSHIPS .................................................   $(1,289)  $957
                                                                     =======   ====

EMBEDDED DERIVATIVES. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company's embedded derivatives see Note 14 - Fair Value of Financial Instruments.

CREDIT RISK. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company's derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company's derivative usage is required. As of December 31, 2009 and 2008, the Company had accepted collateral consisting of various securities with a fair value of $861 million and $2,472 million, respectively, which is held in separate custodial accounts. In addition, as of December 31, 2009 and 2008, the Company pledged collateral of $598 million and $546 million, respectively, which is included in fixed maturities on the Consolidated Balance Sheets.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 5 -- INCOME TAXES

The Company files tax returns as part of two consolidated groups, MHDLLC and JHHLLC. MHDLLC includes JHUSA and JHHLLC includes JHLICO and JHVLICO. Beginning in 2010, these groups will be consolidated and reported as one tax group.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax provision (or benefit) is computed as if each entity filed separate federal income tax returns. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

Income (loss) before income taxes includes the following:

                                                          YEARS ENDED
                                                          DECEMBER 31,
                                                     ---------------------
                                                     2009    2008    2007
                                                     ----   -----   ------
                                                         (IN MILLIONS)
Domestic .........................................   $290   $(670)  $2,155
Foreign ..........................................     14      20       19
                                                     ----   -----   ------
Income (loss) income before income taxes .........   $304   $(650)  $2,174
                                                     ====   =====   ======

The components of income taxes were as follows:

                                                          YEARS ENDED
                                                          DECEMBER 31,
                                                     ---------------------
                                                     2009    2008    2007
                                                     ----   -----   ------
                                                         (IN MILLIONS)

Current taxes:
   Federal .......................................   $(45)  $(462)  $ 194
   Foreign .......................................      6       4      10
   State .........................................      3       5       5
                                                     ----   -----   -----
   Total .........................................    (36)   (453)    209
                                                     ----   -----   -----
Deferred taxes:
   Federal .......................................     31     111     448
   Foreign .......................................     (1)      2      (4)
   State .........................................     (1)      1      (1)
                                                     ----   -----   -----
   Total .........................................     29     114     443
                                                     ----   -----   -----
Total income tax (benefit) expense ...............   $ (7)  $(339)  $ 652
                                                     ====   =====   =====

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

A reconciliation of income taxes at the federal income tax rate to income tax expense charged to operations follows:

                                                          YEARS ENDED
                                                          DECEMBER 31,
                                                     ---------------------
                                                     2009    2008    2007
                                                     ----   -----   ------
                                                         (IN MILLIONS)
Tax at 35% .......................................   $106   $(227)  $ 762
Add (deduct):
   Prior year taxes ..............................     14      26     (46)
   Tax credits ...................................    (76)    (72)    (92)
   Tax-exempt investment income ..................    (76)    (92)   (193)
   Lease income ..................................     63       3      22
   Unrecognized tax benefits .....................    (44)     15     185
   Other .........................................      6       8      14
                                                     ----   -----   -----
Total income tax (benefit) expense ...............   $ (7)  $(339)  $ 652
                                                     ====   =====   =====

Deferred income tax assets and liabilities result from tax effecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

                                                       DECEMBER 31,
                                                     ---------------
                                                      2009     2008
                                                     ------   ------
                                                      (IN MILLIONS)
DEFERRED TAX ASSETS:
   Policy reserves ...............................   $1,339   $2,434
   Net operating loss carryforwards ..............      384      614
   Net capital loss carryforwards ................       74       --
   Tax credits ...................................      670      566
   Unearned revenue ..............................      915      756
   Unrealized investment losses on securities ....        5      595
   Deferred compensation .........................      212      212
   Deferred policy acquisition costs .............       --        2
   Federal interest deficiency ...................      307      221
   Dividends payable to policyholders ............      144      123
   Securities and other investments ..............        1      182
   Other .........................................      245      158
                                                     ------   ------
      Total deferred tax assets ..................    4,296    5,863
                                                     ------   ------
DEFERRED TAX LIABILITIES:
   Unrealized investment gains on securities .....      498        5
   Deferred policy acquisition costs .............    2,367    2,514
   Intangibles ...................................    1,213    1,296
   Lease income ..................................       68      116
   Premiums receivable ...........................       42       41
   Deferred sales inducements ....................      132      121
   Deferred gains ................................      628      609
   Securities and other investments ..............    1,023    1,738
   Other .........................................       80      105
                                                     ------   ------
      Total deferred tax liabilities .............    6,051    6,545
                                                     ------   ------
         Net deferred tax liabilities ............   $1,755   $  682
                                                     ======   ======

At December 31, 2009, the Company had $1,097 million of operating loss carryforwards, which will expire in various years through 2023, and $209 million of capital loss carryforwards, which will expire in 2014. The Company believes that it will realize the full benefit of its deferred tax assets.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The Company made income tax payments of $4 million, $13 million, and $37 million in 2009, 2008, and 2007, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 1998.

For MHDLLC, the Internal Revenue Service ("IRS") completed its examinations and the appeals process for years 1998 through 2003, and the Company received income tax refunds for these years in April 2009 totaling $44 million, including interest. The IRS completed its examination of this group's income tax returns for the years 2004 and 2005 in July 2009. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. The IRS commenced an examination of this group's income tax returns for years 2006 and 2007 in November 2009.

For JHHLLC, the IRS completed its examinations for years 1996 through 1998 in September 2003 and completed its examination for years 1999 through 2001 in October 2006. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. In June 2008, the Company and the IRS Appeals Division agreed to compromise settlement on several issues that arose in the 1996 through 1998 examinations, and in December 2008, the IRS issued a statutory notice of deficiency covering the remaining issues. In March 2009, the Company filed a petition in U.S. Tax Court contesting the statutory notice of deficiency. IRS Appeals Division proceedings involving the years 1999 through 2001 are ongoing. The IRS completed its examination of this group's income tax returns for the years 2002 through 2004 in August 2009. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. The IRS examination for years 2005 and 2006 commenced in January 2010.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

                                                                      DECEMBER 31
                                                                    ---------------
                                                                     2009     2008
                                                                    ------   ------
                                                                     (IN MILLIONS)
Beginning balance ...............................................   $1,869   $1,463
Additions based on tax positions related to the current year ....      182      182
Reductions based on tax positions related to the current year ...       --      (10)
Additions for tax positions of prior years ......................      349      301
Reductions for tax positions of prior years .....................     (239)     (67)
                                                                    ------   ------
Ending balance ..................................................   $2,161   $1,869
                                                                    ======   ======

Included in the balances as of December 31, 2009 and 2008, respectively, are $356 million and $410 million of unrecognized benefits that, if recognized, would affect the Company's effective tax rate.

Included in the balances as of December 31, 2009 and 2008, respectively, are $1,805 million and $1,459 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate, but would accelerate the payment of taxes to an earlier period.

An estimate of the change in unrecognized tax benefits attributable to deductions for dividends received cannot be made at this time because there is no specific information available with respect to either the position that will be taken by the U.S. Treasury Department or the effective dates of the anticipated regulations.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2009, 2008, and 2007, the Company recognized approximately $224 million, $195 million, and $95 million in interest expense, respectively. The Company had approximately $878 million and $634 million accrued for interest as of December 31, 2009 and December 31, 2008, respectively. The Company did not recognize any material amounts of penalties during the years ended December 31, 2009, 2008, and 2007.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 6 -- CLOSED BLOCKS

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000. Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of the holders of the policies included in the closed blocks and will not revert to the benefit of the shareholder of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company's general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Office of Financial and Insurance Regulation.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company's Consolidated Balance Sheets and Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks' liabilities in excess of the carrying amount of the closed blocks' assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block's income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. Actual experience within the JHLICO closed block, in particular realized and unrealized losses, resulted in a reduction of the remaining policyholder dividend obligation to zero during the year ended December 31, 2008.

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders' benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 6 -- CLOSED BLOCKS - (CONTINUED)

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JHUSA CLOSED BLOCK

                                                                                          DECEMBER 31,
                                                                                        ---------------
                                                                                         2009     2008
                                                                                        ------   ------
                                                                                         (IN MILLIONS)
LIABILITIES
Future policy benefits ..............................................................   $8,632   $8,680
Policyholders' funds ................................................................       79       79
Policyholder dividends payable ......................................................      202      211
Other closed block liabilities ......................................................      214      191
                                                                                        ------   ------
         Total closed block liabilities .............................................   $9,127   $9,161
                                                                                        ======   ======
ASSETS
Investments
   Fixed maturities:
      Available-for-sale--at fair value
      (amortized cost: 2009--$3,084; 2008--$3,235) ..................................   $3,179   $3,128
   Mortgage loans on real estate ....................................................      652      583
   Policy loans .....................................................................    1,619    1,700
   Other invested assets ............................................................      659      644
                                                                                        ------   ------
         Total investments ..........................................................    6,109    6,055
Cash borrowings and cash equivalents ................................................     (244)    (345)
Accrued investment income ...........................................................      117      115
Amounts due from and held for affiliates ............................................    1,779    1,752
Other closed block assets ...........................................................      355      488
                                                                                        ------   ------
         Total assets designated to the closed block ................................   $8,116   $8,065
                                                                                        ======   ======
Excess of closed block liabilities over assets designated
   to the closed block ..............................................................   $1,011   $1,096
Portion of above representing accumulated other comprehensive income:
      Unrealized appreciation, net of deferred income tax expense of
         $142 million and $42 million, respectively .................................      264       78
      Adjustment for deferred policy acquisition costs, net of deferred
         income tax benefit of $46 million and $14 million, respectively ............      (85)     (26)
      Foreign currency translation adjustment .......................................      (67)     (21)
                                                                                        ------   ------
         Total amounts included in accumulated other comprehensive income ...........      112       31
                                                                                        ------   ------
Maximum future earnings to be recognized from closed block assets and liabilities ...   $1,123   $1,127
                                                                                        ======   ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

JHUSA CLOSED BLOCK

                                                                    YEARS ENDED DECEMBER 31,
                                                                    ------------------------
                                                                     2009     2008     2007
                                                                    ------   ------   ------
                                                                          (IN MILLIONS)
REVENUES
Premiums ........................................................   $  624   $  647   $  661
Net investment income ...........................................      455      473      438
Net realized investment and other (losses) gains ................      (35)      (9)      17
                                                                    ------   ------   ------
   Total revenues ...............................................    1,044    1,111    1,116
BENEFITS AND EXPENSES
Benefits to policyholders .......................................      734      782      799
Policyholder dividends ..........................................      392      411      409
Amortization of deferred policy acquisition costs ...............      (76)    (218)     (50)
Other closed block operating costs and expenses .................       24       25       25
                                                                    ------   ------   ------
   Total benefits and expenses ..................................    1,074    1,000    1,183
Revenues, net of benefits and expenses before income taxes ......      (30)     111      (67)
Income tax (benefit) expense ....................................      (11)      39      (24)
                                                                    ------   ------   ------
Revenues, net of benefits and expenses and income taxes .........   $  (19)  $   72   $  (43)
                                                                    ======   ======   ======

Maximum future earnings from closed block assets and liabilities:

                                                                    YEARS ENDED DECEMBER 31,
                                                                    ------------------------
                                                                       2009          2008
                                                                    ----------   -----------
                                                                          (IN MILLIONS)
Beginning of period..............................................     $1,127       $1,199
Revenues, net of benefits and expenses and income taxes..........         19          (72)
Adoption of ASC 320 (Note 1).....................................        (23)          --
                                                                      ------       ------
End of period....................................................     $1,123       $1,127
                                                                      ======       ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

JHLICO CLOSED BLOCK

                                                                                           DECEMBER 31,
                                                                                        -----------------
                                                                                          2009      2008
                                                                                        -------   -------
                                                                                          (IN MILLIONS)
LIABILITIES
Future policy benefits...............................................................   $10,916   $10,979
Policyholders' funds.................................................................     1,511     1,510
Policyholder dividends payable.......................................................       407       418
Other closed block liabilities.......................................................       118       119
                                                                                        -------   -------
         Total closed block liabilities..............................................   $12,952   $13,026
                                                                                        =======   =======
ASSETS
Investments
   Fixed maturities:
      Available-for-sale--at fair value
      (amortized cost: 2009--$6,378; 2008--$6,773)...................................   $ 6,456   $ 6,159
   Equity securities:
      Available-for-sale--at fair value
      (cost: 2009--$7; 2008--$5).....................................................         8         4
   Mortgage loans on real estate.....................................................     1,928     1,684
   Policy loans......................................................................     1,533     1,533
   Other invested assets.............................................................       153       165
                                                                                        -------   -------
         Total investments...........................................................    10,078     9,545
Cash and cash equivalents............................................................       299       162
Accrued investment income............................................................       134       143
Other closed block assets............................................................       165       426
                                                                                        -------   -------
         Total assets designated to the closed block.................................   $10,676   $10,276
                                                                                        =======   =======
Excess of closed block liabilities over assets designated                               $ 2,276   $ 2,750
   to the closed block...............................................................
Portion of above representing accumulated other comprehensive income:
      Unrealized appreciation (depreciation), net of deferred income tax expense of
         $28 million and deferred income tax benefit of $204 million, respectively...        53      (378)
                                                                                        -------   -------
Maximum future earnings to be recognized from closed block assets and liabilities....   $ 2,329   $ 2,372
                                                                                        =======   =======

                                                    YEARS ENDED DECEMBER 31,
                                                    ------------------------
                                                       2009         2008
                                                    ----------   -----------
                                                          (IN MILLIONS)
CHANGE IN THE POLICYHOLDER DIVIDEND OBLIGATION:
Balance at beginning of period...................       $--         $142
Impact on net income before income taxes.........        --          (83)
Unrealized investment gains......................        --          (31)
Change in deferred income tax liability..........        --          (28)
                                                        ---         ----
Balance at end of period.........................       $--         $ --
                                                        ===         ====

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

JHLICO CLOSED BLOCK

                                                                     YEARS ENDED DECEMBER 31,
                                                                     ------------------------
                                                                      2009     2008     2007
                                                                     ------   ------   ------
                                                                           (IN MILLIONS)
REVENUES
Premiums .........................................................   $  648   $  699   $  734
Net investment income ............................................      588      581      590
Net realized investment and other (losses) gains .................      (12)    (118)      20
                                                                     ------   ------   ------
   Total revenues ................................................    1,224    1,162    1,344
BENEFITS AND EXPENSES
Benefits to policyholders ........................................      761      794      841
Policyholder dividends ...........................................      461      478      482
Change in the policyholder dividend obligation ...................       --      (62)     (88)
Other closed block operating costs and expenses ..................        3        2       (2)
                                                                     ------   ------   ------
   Total benefits and expenses ...................................    1,225    1,212    1,233
Revenues, net of benefits and expenses before income taxes .......       (1)     (50)     111
Income tax (benefit) expense, net of amounts credited to the policyholder dividend obligation of $0 million, $0 million,
   and $1 million, respectively ..................................       (2)     (17)      39
                                                                     ------   ------   ------
Revenues, net of benefits and expenses and income taxes ..........   $    1   $  (33)  $   72
                                                                     ======   ======   ======

Maximum future earnings from closed block assets and liabilities:

                                                                     YEARS ENDED DECEMBER 31,
                                                                     ------------------------
                                                                        2009         2008
                                                                     ----------   -----------
                                                                           (IN MILLIONS)
Beginning of period...............................................     $2,372       $2,339
Revenues, net of benefits and expenses and income taxes...........         (1)          33
Adoption of ASC 320 (Note 1)......................................        (42)          --
                                                                       ------       ------
Change during period..............................................     $2,329       $2,372
                                                                       ======       ======

NOTE 7 -- DEBT AND LINE OF CREDIT

External short-term and long-term debt consisted of the following:

                                                                       DECEMBER 31,
                                                                     ----------------
                                                                      2009     2008
                                                                     ------   -------
                                                                       (IN MILLIONS)
SHORT-TERM DEBT:
Current maturities of long-term debt..............................   $    6   $    4
LONG-TERM DEBT:
   Surplus notes, 7.38% maturing in 2024 (1)......................      491      492
   Notes payable, interest ranging from 5.09% to 12.1% due in
      varying amounts to 2015.....................................       15       12
   Fair value adjustments related to interest rate swaps (1)......      (16)     (17)
                                                                     ------   ------
                                                                        490      487
Less current maturities of long-term debt.........................       (6)      (4)
                                                                     ------   ------
Total long-term debt..............................................   $  484   $  483
                                                                     ======   ======
CONSUMER NOTES:
   Notes payable, interest ranging from 0.72% to 6.25% due in
      varying amounts to 2036.....................................   $1,205   $1,600
                                                                     ======   ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

     (1) As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the surplus notes from fixed to variable. Under ASC 815, these swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.

LONG-TERM DEBT

Aggregate maturities of long-term debt are as follows: 2010--$6 million; 2011--$0 million; 2012--$0 million; 2013--$0 million; 2014--$0 million; and
thereafter--$484 million.

Interest expense on debt, included in other operating costs and expenses, was $34 million, $34 million, and $39 million in 2009, 2008, and 2007, respectively. Interest paid on debt was $34 million, $34 million, and $41 million in 2009, 2008, and 2007, respectively.

Any payment of interest or principal on the surplus notes requires the prior approval of the Michigan Commissioner of Financial and Insurance Regulation (the "Commissioner").

CONSUMER NOTES

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2010--$251 million; 2011--$162 million; 2012--$113 million; 2013--$60 million; 2014--$226 million; and thereafter--$393 million.

Interest expense on consumer notes, included in benefits to policyholders, was $47 million, $104 million, and $115 million in 2009, 2008, and 2007, respectively. Interest paid amounted to $50 million, $104 million, and $112 million in 2009, 2008, and 2007, respectively.

LINE OF CREDIT

At December 31, 2009, the Company had a committed line of credit established by MFC totaling $1 billion pursuant to a 364-day revolving credit facility. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2009. At December 31, 2009, the Company had no outstanding borrowings under the agreement.

At December 31, 2009, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $250 million pursuant to a multi-year facility, which will expire in 2010. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2009. At December 31, 2009, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

NOTE 8 -- RELATED PARTY TRANSACTIONS

REINSURANCE TRANSACTIONS

Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited ("JHRECO"), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. Under the terms of the agreement, the Company recorded a reduction of $3,640 million in premiums in the Consolidated Statements of Operations and recorded a modified coinsurance reserve adjustment of $3,640 million, which reduced benefits to policyholders in the Consolidated Statements of Operations for the year ended December 31, 2008. As of December 31, 2008, the Company also recorded $55 million related to the cost of

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 8 -- RELATED PARTY TRANSACTIONS - (CONTINUED)

reinsurance, which was reported with reinsurance recoverables on the Consolidated Balance Sheets. The cost of reinsurance is being amortized into income through benefits to policyholders over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. The balance of unearned revenue related to the cost of reinsurance was $133 million as of December 31, 2009.

The Company reinsured certain portions of its long-term care insurance and group annuity contracts with JHRECO. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a funds withheld basis where the related financial assets remain invested at the Company and a modified coinsurance agreement. As of July 1, 2008, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience and practices. The Company recorded a liability for coinsurance amounts withheld from JHRECO of $4,158 million and $3,860 million at December 31, 2009 and 2008, respectively, on the Company's Consolidated Balance Sheets and recorded a reinsurance recoverable from JHRECO of $4,749 million and $4,130 million at December 31, 2009 and 2008, respectively, which was included with reinsurance recoverables on the Company's Consolidated Balance Sheets. Premiums ceded to JHRECO were $644 million, $656 million, and $651 million during the years ended December 31, 2009, 2008, and 2007, respectively. Claim reserves ceded to JHRECO were $603 million, $538 million, and $528 million during the years ended December 31, 2009, 2008, and 2007, respectively.

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited ("MRBL"), to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Under the terms of the agreement, the Company received initial consideration of $1,495 million, which was classified as unearned revenue. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was due to the Company on December 31, 2009 and payable by MRBL no later than March 31, 2010. The Company recorded this amount as a receivable as of December 31, 2009. As a result of the amendment, the unearned revenue of $250 million as of September 30, 2009 was included with the balance of unearned revenue related to the initial consideration. These amounts are being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized. The balance of the unearned revenue liability was $1,705 million and $1,484 million as of December 31, 2009 and 2008, respectively.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested within the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. The amounts held at December 31, 2009 and 2008 were $2,290 million and $2,190 million, respectively, and are accounted for as invested assets available-for-sale.

Effective January 1, 2002, the Company entered into a 90% quota share reinsurance agreement with MRBL to reinsure a block of variable annuity business (the "Original Agreement"). The Original Agreement covered base contracts, but excluded the guaranteed benefit riders. The primary risk reinsured was investment and lapse risk with only limited coverage, of mortality risk. Accordingly, the contract was classified as financial reinsurance and given deposit-type accounting

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

treatment. Under the terms of the Original Agreement, the Company received a net ceding commission of $113 million for the year ended December 31, 2008. This amount was classified as unearned revenue and was being amortized into income as payments were made to MRBL. The Original Agreement was amended effective October 1, 2008, as discussed further below. As a result of the amendment, the unearned revenue balance of $580 million as of September 30, 2008 was included in the calculation of the cost of reinsurance, which was reported with reinsurance recoverables on the Consolidated Balance Sheets.

Effective October 1, 2008, the Company entered into an amended and restated variable annuity reinsurance agreement with MRBL. The base contracts continue to be reinsured on a modified coinsurance basis; however, MRBL now reinsures all substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties. Guaranteed benefit reinsurance coverage was apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld as of December 31, 2009 and 2008. The assets supporting the reinsured policies remained invested with the Company. As of December 31, 2009 and 2008, respectively, the Company reported net ceded reserves and cost of reinsurance of $1,681 million and $792 million, which was included with reinsurance recoverables, a reinsurance payable to MRBL of $261 million and $781 million, which was included with amounts due to affiliates, and a liability for coinsurance funds withheld of $194 million and $285 million on the Consolidated Balance Sheets. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations.

SERVICE AGREEMENTS

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Costs incurred under the agreements were $394 million, $374 million, and $336 million for the years ended December 31, 2009, 2008, and 2007, respectively. As of December 31, 2009 and December 31, 2008, the Company had amounts payable to MFC and MLI of $10 million and amounts receivable from MFC and MLI of $8 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company's Consolidated Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

DEBT TRANSACTIONS

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $110 million from an affiliate, John Hancock Financial Holdings (Delaware), Inc. ("JHFH"). The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $8 million and $2 million for the years ended December 31, 2009 and 2008, respectively.

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $295 million from JHFH. The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $21 million and $5 million for the years ended December 31, 2009 and 2008, respectively.

On December 22, 2006, the Company issued a subordinated note to MHDLLC in the amount of $136 million due December 15, 2016 (the "Original Note"). Interest on the Original Note accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 15, June 15, September 15, and December 15 and payable semi-annually on June 15 and December 15 of each year until December 15, 2011, and thereafter at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforesaid until payment in full. On September 30, 2008, the Original Note was converted to a subordinated surplus note on the same economic terms. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrues at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

payable semi-annually on June 15 and September 15 of each year until payment in full. Interest expense was $2 million, $5 million, and $10 million for the years ended December 31, 2009, 2008, and 2007, respectively.

The issuance of surplus notes by the Company was approved by the Commissioner, and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner. The surplus notes were included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note dated September 30, 2008, the Company loaned $295 million to JHFS. The interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 50 basis points. Interest income was $4 million and $3 million for the years ended December 31, 2009 and 2008, respectively.

Pursuant to a senior promissory note dated March 1, 2007, the Company borrowed $477 million from MHDLLC. The note was repaid on September 30, 2008. Interest was calculated at a fluctuating rate equal to 3-month LIBOR plus 33.5 basis points. Interest expense was $13 million and $23 million for the years ended December 31, 2008 and 2007, respectively.

Pursuant to a short-term senior promissory note dated December 14, 2006, the Company borrowed $477 million from MHDLLC. The note was repaid on March 1, 2007. Interest expense was $5 million for the year ended December 31, 2007.

CAPITAL STOCK TRANSACTIONS

On September 30, 2008, the Company issued two shares of common stock to MIC for $477 million in cash.

OTHER

On December 10, 2008, the Company issued a dividend in-kind of $460 million to JHFS as repayment on an outstanding loan.

The Company, in the ordinary course of business, invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract deposits from affiliates of the Company. At December 31, 2009 and 2008, the Company managed approximately $6,098 million and $3,187 million of deposits from affiliates, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Liquidity Pool and Loan Facility Agreement effective November 13, 2007. The maximum aggregate amounts that the Company can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on the funds will be reset daily to the one-month London Interbank Bid Rate.

The following table details the affiliates and their participation in the Company's Liquidity Pool:

                                                       DECEMBER 31,
                                                      -------------
                                                       2009    2008
                                                      ------   ----
                                                      (IN MILLIONS)
The Manufacturers Investment Corporation...........   $   87   $122
John Hancock Holdings (Delaware) LLC...............       42     14
Manulife Reinsurance Limited.......................      207    144
Manulife Reinsurance (Bermuda) Limited.............      993     54
Manulife Hungary Holdings KFT......................       65     44
John Hancock Life Insurance Company of Vermont.....       54     31
John Hancock Reassurance Company Limited...........      505     37
John Hancock Financial Holdings (Delaware), Inc. ..        6      3
                                                      ------   ----
   Total...........................................   $1,959   $449
                                                      ======   ====

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The Claims Guarantee Agreement was revoked effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

On July 8, 2005, MFC fully and unconditionally guaranteed the Company's SignatureNotes, both those outstanding at that time and those to be issued subsequently. MFC's guarantee of the SignatureNotes is an unsecured obligation of MFC and is subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC which by their terms are designated as ranking equally in right of payment with or subordinate to MFC's guarantee of the SignatureNotes. As a result of the guarantee by MFC, the Company is exempt from filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

NOTE 9 -- REINSURANCE

The effect of reinsurance on life, health, and annuity premiums written and earned was as follows:

                                            YEARS ENDED DECEMBER 31,
                           ---------------------------------------------------------
                                  2009                2008                2007
                                PREMIUMS            PREMIUMS            PREMIUMS
                           -----------------   -----------------   -----------------
                           WRITTEN    EARNED   WRITTEN   EARNED    WRITTEN   EARNED
                           -------   -------   -------   -------   -------   -------
                                                 (IN MILLIONS)
Direct..................   $ 5,169   $ 5,171   $ 5,157   $ 5,157   $ 4,777   $ 4,785
Assumed.................     1,384     1,384     1,221     1,221     1,127     1,127
Ceded...................    (2,609)   (2,609)   (6,297)   (6,297)   (2,205)   (2,205)
                           -------   -------   -------   -------   -------   -------
   Net life, health, and
      annuity premiums..   $ 3,944   $ 3,946   $    81   $    81   $ 3,699   $ 3,707
                           =======   =======   =======   =======   =======   =======

For the years ended December 31, 2009, 2008, and 2007, benefits to policyholders under life, health, and annuity ceded reinsurance contracts were $2,668 million, $2,049 million, and $1,619 million, respectively.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth.

On February 28, 1997, the Company sold a major portion of its group insurance business to UniCare Life & Health Insurance Company ("UniCare"), a wholly-owned subsidiary of WellPoint, Inc. The business sold included the Company's group accident and health business and related group life business, and Cost Care, Inc., Hancock Association Services Group, and Tri-State, Inc., all of which were indirect, wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. The insurance business sold was transferred to UniCare through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UniCare does not meet its contractual obligations under the coinsurance agreement.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 10 -- PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

The Company provides a funded qualified defined benefit plan (the "Plan") that covers substantially all of its employees. Effective January 1, 2008, the John Hancock Financial Services, Inc. Pension Plan was renamed the John Hancock Pension Plan. Pursuant to the merger of JHFS into MIC, as discussed in Note 1, JHFS ceased to exist, and sponsorship of the Plan transferred to the Company effective January 1, 2010.

Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. Certain grandfathered employees are eligible to receive benefits based upon the greater of the traditional formula or cash balance formula. In addition, early retirement benefits are subsidized for certain grandfathered employees.

The Company's funding policy for its qualified defined benefit plan is to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws and generally not greater than the maximum amount that can be deducted for federal income tax purposes. In 2009, 2008, and 2007, no contributions were made to the qualified plan. The Company expects that no contributions will be made in 2010.

The Company also participates in an unfunded non-qualified defined benefit plan. Sponsorship of this plan transferred from JHFS to the Company effective January 1, 2010. This plan provides supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code for certain employees.

The Company's funding policy for its non-qualified defined benefit plan is to contribute an amount equal to the plan's benefit payments made during the year. The contribution to the non-qualified plan was $34 million, $33 million, and $34 million in 2009, 2008, and 2007, respectively. The Company expects to contribute approximately $41 million to its non-qualified pension plan in 2010.

The Company participates in a non-qualified defined contribution pension plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for the new plan was $7 million in both 2009 and 2008. The prior non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company provides postretirement medical and life insurance benefits for its retired employees and their spouses through its participation in the John Hancock Financial Services, Inc. Employee Welfare Plan. Effective January 1, 2010, the plan was renamed the John Hancock Employee Welfare Plan and plan sponsorship was transferred from JHFS to the Company. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan's provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

The welfare plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

The Company's policy is to fund its other postretirement benefits in amounts at or below the annual tax qualified limits. The contribution for the other postretirement benefits was $54 million, $59 million, and $58 million in 2009, 2008, and 2007, respectively.

The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. Sponsorship of these plans transferred from JHFS to the Company effective January 1, 2010. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. The expense for the defined contribution plans was $19 million, $19 million, and $16 million in 2009, 2008, and 2007, respectively.

The Company uses a December 31 measurement date to account for its pension and other postretirement benefit plans.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

OBLIGATIONS AND FUNDED STATUS OF DEFINED BENEFIT PLANS

The amounts disclosed below represent the Company's share of the pension and other postretirement benefit plans described above:

                                                            YEARS ENDED DECEMBER 31,
                                                        --------------------------------
                                                                               OTHER
                                                                           POSTRETIREMENT
                                                        PENSION BENEFITS      BENEFITS
                                                        ----------------   -------------
                                                         2009     2008      2009    2008
                                                        ------   ------    -----   -----
                                                                  (IN MILLIONS)
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at beginning of year .............   $2,237   $2,214    $ 573   $ 576
Service cost ........................................       30       30        1       1
Interest cost .......................................      128      129       33      34
Participant contributions ...........................       --       --        5       3
Actuarial loss (gain) ...............................      132       42       (8)     17
Plan amendments .....................................       --       (2)      --      --
Retiree drug subsidy ................................       --       --        3       4
Benefits paid .......................................     (173)    (176)     (59)    (62)
                                                        ------   ------    -----   -----
Benefit obligation at end of year ...................   $2,354   $2,237    $ 548   $ 573
                                                        ======   ======    =====   =====
CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of year ......   $1,628   $2,465    $ 245   $ 326
Actual return on plan assets ........................      354     (694)      61     (81)
Employer contributions ..............................       34       33       54      59
Participant contributions ...........................       --       --        5       3
Benefits paid .......................................     (173)    (176)     (59)    (62)
                                                        ------   ------    -----   -----
Fair value of plan assets at end of year ............   $1,843   $1,628    $ 306   $ 245
                                                        ======   ======    =====   =====
Funded status at end of year ........................   $ (511)  $ (609)   $(242)  $(328)
                                                        ======   ======    =====   =====
AMOUNTS RECOGNIZED ON CONSOLIDATED BALANCE SHEETS:
Assets ..............................................   $   --   $   --    $  --   $  --
Liabilities .........................................     (511)    (609)    (242)   (328)
                                                        ------   ------    -----   -----
Net amount recognized ...............................   $ (511)  $ (609)   $(242)  $(328)
                                                        ======   ======    =====   =====
AMOUNTS RECOGNIZED IN ACCUMULATED OTHER COMPREHENSIVE
   INCOME:
Prior service cost ..................................   $  (29)  $  (32)   $  --   $  --
Net actuarial loss ..................................      739      789       29      71
                                                        ------   ------    -----   -----
Total ...............................................   $  710   $  757    $  29   $  71
                                                        ======   ======    =====   =====

The accumulated benefit obligation for all defined benefit plans was $2,329 million and $2,208 million at December 31, 2009 and 2008, respectively.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The following table provides information for pension plans with accumulated benefit obligations in excess of plan assets:

                                      DECEMBER 31,
                                    ---------------
                                     2009     2008
                                    ------   ------
                                     (IN MILLIONS)
Accumulated benefit obligation ..   $2,329   $2,208
Projected benefit obligation ....    2,354    2,237
Fair value of plan assets .......    1,843    1,628

COMPONENTS OF NET PERIODIC BENEFIT COST

                                                 YEARS ENDED DECEMBER 31,
                                        ------------------------------------------
                                                                      OTHER
                                                                  POSTRETIREMENT
                                           PENSION BENEFITS          BENEFITS
                                        ---------------------   ------------------
                                         2009    2008    2007   2009   2008   2007
                                        -----   -----   -----   ----   ----   ----
                                                       (IN MILLIONS)
Service cost ........................   $  30   $  30   $  33   $  1   $  1   $  2
Interest cost .......................     128     129     126     33     34     34
Expected return on plan assets ......    (175)   (181)   (183)   (26)   (26)   (25)
Special termination benefits ........      --      --       1     --     --     --
Curtailment gain ....................      --      --      (1)    --     --     --
Amortization of prior service cost ..      (3)     (3)     (2)    --     --     --
Recognized actuarial loss ...........       4       5       1     --     --     --
                                        -----   -----   -----   ----   ----   ----
Net periodic benefit cost ...........   $ (16)  $ (20)  $ (25)  $  8   $  9   $ 11
                                        =====   =====   =====   ====   ====   ====

The amounts included in accumulated other comprehensive income expected to be recognized as components of net periodic benefit cost in 2010 were as follows:

                                                                 OTHER
                                                            POSTRETIREMENT
                                         PENSION BENEFITS      BENEFITS
                                         ----------------   --------------
                                                   (IN MILLIONS)
Amortization of prior service cost ...         $(4)               $--
Amortization of actuarial loss, net ..          15                 --
                                               ---                ---
Total ................................         $11                $--
                                               ===                ===

ASSUMPTIONS

Weighted-average assumptions used to determine benefit obligations were as follows:

                                                 YEARS ENDED DECEMBER 31,
                                            ---------------------------------
                                                                    OTHER
                                                               POSTRETIREMENT
                                            PENSION BENEFITS      BENEFITS
                                            ----------------   --------------
                                               2009   2008      2009   2008
                                               ----   ----      ----   ----
Discount rate............................      5.50%  6.00%     5.50%  6.00%
Rate of compensation increase............      4.35%  4.10%      N/A    N/A
Health care cost trend rate for following
   year..................................                       8.50%  8.50%
Ultimate trend rate......................                       5.00%  5.00%
Year ultimate rate reached...............                       2028   2016

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Weighted-average assumptions used to determine net periodic benefit cost were as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                   ---------------------------------------
                                                                               OTHER
                                                                          POSTRETIREMENT
                                                    PENSION BENEFITS         BENEFITS
                                                   ------------------   ------------------
                                                   2009   2008   2007   2009   2008   2007
                                                   ----   ----   ----   ----   ----   ----
Discount rate...................................   6.00%  6.00%  5.75%  6.00%  6.00%  5.75%
Expected long-term return on plan assets........   8.00%  8.00%  8.25%  8.00%  8.00%  8.25%
Rate of compensation increase...................   4.10%  5.10%  4.00%   N/A    N/A    N/A
Health care cost trend rate for following year..                        8.50%  9.00%  9.50%
Ultimate trend rate.............................                        5.00%  5.00%  5.00%
Year ultimate rate reached......................                         2016   2016  2016

The overall expected long-term rate of return on plan assets assumption reflects the Company's best estimate. The general approach used to develop the assumption takes into consideration the allocation of assets held on the measurement date, plus the target allocation of expected contributions to the plan for the upcoming fiscal year, net of investment expenses. The rate is calculated using historical weighted-average real returns for each significant class of plan assets including the effects of continuous reinvestment of earnings. In addition, the calculation includes a long-term expectation of general inflation. Current market conditions and published commentary are also considered when assessing the reasonableness of the overall expected long-term rate of return on plan assets assumption.

Assumed health care cost trend rates have a significant effect on the amounts reported for the postretirement healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                                        ONE-PERCENTAGE   ONE-PERCENTAGE
                                                                        POINT INCREASE   POINT DECREASE
                                                                        --------------   --------------
                                                                                 (IN MILLIONS)
Effect on total service and interest costs in 2009...................         $ 1             $ (1)
Effect on postretirement benefit obligation as of December 31, 2009..          20              (17)

PLAN ASSETS

The Company's overall investment strategy is to achieve a mix of approximately 94% of investments for long-term growth and 6% for near-term benefit payments, with a wide diversification of asset types, fund strategies, and fund managers.

The target allocations for plan assets are 52% equity securities, 35% fixed income securities, and 13% to all other types of investments. Equity securities primarily include investments in large-cap, mid-cap, and small-cap companies primarily located in the United States. Fixed income securities include corporate bonds of companies from a diverse range of industries, mortgage-backed securities, and U.S. Treasuries. Other types of investments include investments in private equity funds and timber and agriculture investments that follow several different strategies.

Pension plan assets of $702 million and $617 million at December 31, 2009 and 2008, respectively, were investments managed by related parties. Welfare plan assets of $185 million and $132 million at December 31, 2009 and 2008, respectively, were investments in related parties.

The plans do not own any of the Company's or MFC's common stock at December 31, 2009 and 2008.

FAIR VALUE MEASUREMENTS

VALUATION HIERARCHY

Following ASC 820 guidance, fair value measurements of pension and other postretirement benefit plan assets are categorized according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the plans' valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 10 -- PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS - (CONTINUED)

The three levels of the fair value hierarchy are defined as follows:

- Level 1 - Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets that the Plan has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets identical to those being measured.

- Level 2 - Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset, either directly or indirectly. These include quoted prices for similar assets in active markets, quoted prices for identical or similar assets in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

- Level 3 - Fair value measurements using significant nonmarket observable inputs. These include valuations for assets that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include less liquid securities and impaired securities, as well as lower quality securities that have little or no price transparency.

DETERMINATION OF FAIR VALUE

The valuation methodologies used to determine the fair values of plan assets under the exit value approach of ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the plans use quoted market prices to determine fair value and classify such items within Level 1. If quoted market prices are not available, fair value is based upon matrix pricing models which discount expected cash flows utilizing independently-sourced market interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The plans classify financial instruments in Level 3 of the fair value hierarchy when there is an unobservable input to the valuation model that is significant to the fair value measurement in its entirety. In addition to these unobservable inputs, the valuation models for Level 3 financial instruments also typically rely on a number of inputs that are readily observable either directly or indirectly. Thus, the gains and losses presented below include changes in the fair value related to both observable and unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

DOMESTIC EQUITY - Includes investments in separate accounts and common/collective trusts. Separate account fair values are determined by the fair value of the underlying assets. Underlying domestic equity assets are valued based on observable quoted prices in active markets, and these separate account investments are included in Level 1. Collective trust fair values are determined monthly and bi-monthly based on observable quoted prices in an inactive market, and these investments are included in Level 2.

INTERNATIONAL EQUITY - Includes investments in mutual funds and common/collective trusts. Mutual fund fair values are determined based upon observable net asset values ("NAV"), and these investments are included in Level
1. Collective trust fair values are determined monthly and bi-monthly based on observable quoted prices in an inactive market, and these investments are included in Level 2.

DOMESTIC FIXED INCOME - Includes investments in mutual funds and separate accounts of the group annuity contract. Mutual fund fair values are determined based upon observable NAV, and these investments are included in Level 1. Fair values of investments in separate accounts of the group annuity contract are based upon the fair value of underlying assets. Underlying domestic fixed-income investments are valued based on observable quoted prices in active and inactive markets, as well as observable market inputs other than quoted prices. These investments are included in Level 2.

INTERNATIONAL FIXED INCOME - Includes investments in mutual funds and separate accounts of the group annuity contract. Mutual fund fair values are determined based upon observable NAV, and these investments are included in Level 1. Fair values of investments in separate accounts of the group annuity contract are based upon the fair value of underlying assets. Underlying

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

international fixed-income investments are valued based on observable quoted prices in active markets, as well as observable market inputs other than quoted prices. These investments are included in Level 2.

PRIVATE EQUITY - Fair values are determined based upon market inputs other than quoted prices and significant unobservable assumptions. Private equity investments are included in Level 3.

TIMBER/AGRICULTURE - Fair values are determined based upon market inputs other than quoted prices and significant unobservable assumptions. Timber/agriculture investments are included in Level 3.

CASH AND CASH EQUIVALENTS - The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments. Cash and cash equivalents are included in Level 1.

401(H) ACCOUNT NET ASSETS - Fair values are determined based upon the fair values of the investments held in the Plan, as described above. The 401(h) account net assets are included in Level 1, Level 2, or Level 3.

The fair value of the Company's pension plan assets at December 31, 2009 and December 31, 2008, by asset category is as follows:

                                                 DECEMBER 31, 2009
                                     ----------------------------------------
                                       TOTAL
                                     FAIR VALUE   LEVEL 1   LEVEL 2   LEVEL 3
                                     ----------   -------   -------   -------
                                                  (IN MILLIONS)
Assets:
   Cash and cash equivalents......     $   26      $ 26      $ --      $ --
   Equity
      Domestic....................        783       331       452        --
      International...............        268       108       160        --
   Fixed Income
      Domestic (a)................        437       142       215        80
      International (b)...........        121        80        41        --
   Other Types of Investments
      Private Equity (c)..........        129        --        --       129
      Timber / Agriculture (d)....         79        --        --        79
                                       ------      ----      ----      ----
Total Assets at Fair Value........     $1,843      $687      $868      $288
                                       ======      ====      ====      ====

                                                DECEMBER 31, 2008
                                     ----------------------------------------
                                       TOTAL
                                     FAIR VALUE   LEVEL 1   LEVEL 2   LEVEL 3
                                     ----------   -------   -------   -------
                                                     (IN MILLIONS)
Assets:
   Cash and cash equivalents......     $   18      $ 18      $ --      $ --
   Equity
      Domestic....................        633       322       311        --
      International...............        209        81       128        --
   Fixed Income
      Domestic (e)................        430       131       226        73
      International (f)...........        116        74        42        --
   Other Types of Investments
      Private Equity (c)..........        150        --        --       150
      Timber / Agriculture (d)....         72        --        --        72
                                       ------      ----      ----      ----
Total Assets at Fair Value........     $1,628      $626      $707      $295
                                       ======      ====      ====      ====

(a) This category consists of approximately 40% corporate bonds from U.S. issuers in diverse industries, 18% invested in the general account of the Company, 13% mortgage-backed securities, 13% U.S. Treasuries and other government debt, 9% cash and other domestic fixed income investments, and 7% sovereign debt. Investments in the general account of the Company consist primarily of domestic fixed income securities.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(b) This category consists of approximately 95% sovereign debt, with the remaining 5% invested in foreign currency and other international fixed income investments.

(c) This category consists of limited partnerships with buyout, mezzanine, and fund-of-fund private equity investments.

(d) This category consists of limited partnerships with timber and agriculture investments.

(e) This category consists of approximately 32% corporate bonds from U.S. issuers in diverse industries, 29% mortgage-backed securities, 17% invested in the general account of the Company, 14% cash and other domestic fixed income investments, 7% U.S. Treasuries and other government debt, and 1% sovereign debt. Investments in the general account of the Company consist primarily of domestic fixed income securities.

(f) This category consists of approximately 94% sovereign debt, with the remaining 6% invested in foreign currency and other international fixed income investments.

The changes in Level 3 assets measured at fair value on a recurring basis for the year ended December 31, 2009 are summarized as follows:

                                                                 DOMESTIC     PRIVATE     TIMBER /
                                                               FIXED INCOME   EQUITY    AGRICULTURE
                                                               ------------   -------   -----------
                                                                           (IN MILLIONS)
Balance at January 1, 2009..................................       $ 73        $150        $72
   Actual return on plan assets:
      Relating to assets still held at the reporting date...         18         (19)         6
      Relating to assets sold during the period.............         --           5          2
   Purchases, sales, and settlements........................        (11)         (7)        (1)
   Transfers in and/or out of Level 3.......................         --          --         --
                                                                   ----        ----        ---
Balance at December 31, 2009................................       $ 80        $129        $79
                                                                   ====        ====        ===

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The fair value of the Company's other postretirement benefit plan assets at December 31, 2009 and December 31, 2008, by asset category is as follows:

                                                 DECEMBER 31, 2009
                                     ----------------------------------------
                                        TOTAL
                                     FAIR VALUE   LEVEL 1   LEVEL 2   LEVEL 3
                                     ----------   -------   -------   -------
                                                   (IN MILLIONS)
Assets:
   Cash and cash equivalents......      $ 23        $23      $ --       $--
   Equity
      Domestic ...................       129         14       115        --
      International...............        22         11        11        --
   Fixed Income
      Domestic (a)................       124         24        98         2
      International (b)...........         3          2         1        --
   Other Types of Investments
      Private Equity (c)..........         3         --        --         3
      Timber / Agriculture (d)....         2         --        --         2
                                        ----        ---      ----       ---
Total Assets at Fair Value........      $306        $74      $225       $ 7
                                        ====        ===      ====       ===

                                                  DECEMBER 31, 2008
                                     ----------------------------------------
                                        TOTAL
                                     FAIR VALUE   LEVEL 1   LEVEL 2   LEVEL 3
                                     ----------   -------   -------   -------
                                                   (IN MILLIONS)
Assets:
   Cash and cash equivalents......      $ 20        $20      $ --       $--
   Equity
      Domestic....................        99         11        88        --
      International...............        17          9         8        --
   Fixed Income
      Domestic (e)................       102         21        79         2
      International (f)...........         2          1         1        --
   Other Types of Investments
      Private Equity (c)..........         3         --        --         3
      Timber / Agriculture (d)....         2         --        --         2
                                        ----        ---      ----       ---
Total Assets at Fair Value........      $245        $62      $176       $ 7
                                        ====        ===      ====       ===

(a) This category consists of approximately 44% corporate bonds from U.S. issuers in diverse industries, 27% mortgage-backed securities, 17% U.S. Treasuries and other government debt, 6% cash and other domestic fixed income investments, 4% sovereign debt, and 2% invested in the general account of the Company. Investments in the general account of the Company consist primarily of domestic fixed income securities.

(b) This category consists of approximately 95% sovereign debt, with the remaining 5% invested in foreign currency and other international fixed income investments.

(c) This category consists of limited partnerships with buyout, mezzanine, and fund-of-fund private equity investments.

(d) This category consists of limited partnerships with timber and agriculture investments.

(e) This category consists of approximately 49 % mortgage-backed securities, 35% corporate bonds from U.S. issuers in diverse industries, 10% U.S. Treasuries and other government debt, 4% cash and domestic fixed equities, 1% sovereign debt, and 1% invested in the general account of the Company. Investments in the general account of the Company consist primarily of domestic fixed income securities.

(f) This category consists of approximately 94% sovereign debt, with the remaining 6% invested in foreign currency and other international fixed income investments.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The fair value of Level 3 assets measured on a recurring basis at December 31, 2009 of $7 million is unchanged from the fair value reported at December 31, 2008.

RISK MANAGEMENT PRACTICES AND INVESTMENT GOALS

Investment allocation decisions for plan assets are made in accordance with the criteria and limitations set forth in the most recent Statement of Investment Policies and Procedures (the "Statement"), as amended and restated effective November 17, 2009. The Company relies on the Statement to set forth guidelines for adopting and maintaining certain funding policies in accordance with the provisions of ERISA and to ensure that the Plan maintains sufficient amounts to meet the obligations of the Plan as they come due.

The Company's board of directors has delegated the fiduciary oversight responsibility of the Plan to the U.S. Benefits Committee (the "Committee"), which in turn, established and actively monitors specialized subcommittees to ensure continued prudent and effective management of the Plan. One such subcommittee, the Investment Committee, is responsible for diversification of plan assets to achieve a suitable combination of investment risk and rate of return for the exclusive benefit of plan participants and beneficiaries. In order to satisfy the Plan's ongoing obligations and minimize the likelihood of a significant deterioration in the Plan's funded status resulting from capital market activity, the Investment Committee retains an Investment Advisor, John Hancock Investment Management Services, LLC, a subsidiary of the Company, to assist in the overall strategic investment direction of the fund.

INVESTMENT POLICIES AND STRATEGIES

The overall investment policies and strategies of the Plan are based on the guiding principle of diversification. Plan investments are allocated primarily between the major asset classes of fixed income and equity, with a relatively smaller proportion of investments in alternative asset classes. These investments fall into two broad categories within the context of the current asset allocation policy.

LIABILITY-HEDGING ASSETS - These assets consist primarily of fixed income investments, such as bonds, that generally have characteristics similar to pension liabilities, including predictable cash flows and comparable durations. In addition to capital preservation, the payment streams provided by liability-hedging assets are used to satisfy plan obligations as they become due.

RETURN-SEEKING ASSETS - All non-fixed income investments, such as equities and certain alternative asset classes, fall into this category. In pursuing these investments, the Plan seeks to experience higher returns from appreciation in asset values. Historically, the long-term rate of return on equities has been higher than most investment grade fixed income securities. The increased yield comes at the expense of increased volatility and unpredictability in cash flows.

The Plan's current asset allocation policy is formalized in the most recent Statement, and it is based on an assessment of the Plan's long-term goals and desired risk levels.

ASSET CLASS            INITIAL TARGET   DYNAMIC POLICY CATEGORY
-----------            --------------   -----------------------
U.S equity                  39%          Return-Seeking Assets
International equity        13%          Return-Seeking Assets
Alternatives                13%          Return-Seeking Assets
                           ---
Total                       65%
Fixed Income                35%         Liability-Hedging Assets
                           ---
Total                      100%

The Investment Committee intends for the preceding target asset allocation to adjust periodically based on the funded status of the Plan and reviews the funded ratio and asset allocation for the Plan on a monthly basis. Theoretically, an overfunded pension plan would not require the same level of capital appreciation from invested assets as an underfunded plan. As such, the Plan's asset allocation policy is dynamic, in that the asset allocations are revised in response to the funded status of the plan. The policy is intended to facilitate the Plan's long-term goal of reaching and maintaining fully funded status.

PERMITTED AND PROHIBITED INVESTMENTS

Plan investments are permitted to be made either directly, through pooled or mutual funds, or through insurance contracts, and both active and passive strategies may be used. In order to fulfill its fiduciary responsibility and to ensure that plan assets

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 10 -- PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS - (CONTINUED)

are invested prudently, the Committee has compiled a list of prohibited investments, as well as placed constraints on certain permitted investments. Moreover, the Plan is not permitted to borrow funds to acquire securities or otherwise deal in margin trading. Additional restrictions and constraints, by asset class, are outlined below.

Fixed Income

The Plan's fixed income exposure is achieved through investments in separate accounts or mutual funds. For securities held in separate accounts, the combined market value of any individual investments, as a percentage of the aggregate market value of all fixed income investments, is not to exceed the maximum quality limits outlined below. Each mutual fund investment is governed by its own prospectus, and therefore not subject to these quality limits.

INVESTMENT RATING   MAXIMUM LIMIT
-----------------   -------------
AAA                     100%
AA                       90%
A                        75%
BBB & Lower              45%
BB & Lower                8%

Equities

The Plan's domestic and international equity investments are required to be fully diversified across sectors and countries at all times. In addition, the Plan is prohibited from acquiring more than 7.5% of the outstanding securities of any one company. The Plan is also prohibited from holding greater than 10% of its assets in the form of MFC stock.

Derivatives, Options, and Futures

The use of derivatives is permitted for the purpose of hedging investment risks, including market, interest rate, credit, liquidity, and currency risks. Derivatives may also be used to replicate direct investments, in instances where the Plan will benefit from lower costs or transactional ease. Conversely, the use of derivatives to create leverage for speculative purposes is prohibited. The Plan is also required to hold cash and cash equivalents equal to the underlying market exposure of derivatives, net of margin funds. The Plan is permitted to invest in options and futures on any securities that are not specifically prohibited by the Statement, but it is prohibited from selling derivatives on securities it does not own.

Investments in Other Assets

Pursuant to the asset allocation policy, the Plan is permitted to make investments in alternative asset classes. The Plan is permitted to invest in private equity, power and infrastructure equity, timber and agricultural investments, but hedge funds are prohibited. The Investment Committee is required to approve any proposed investments in other assets that are not specifically permitted above.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CASH FLOWS

Expected Future Benefit Payments for Defined Benefit Plans

Projections for benefit payments for the next ten years are as follows:

                                                                      OTHER
                                                                  POSTRETIREMENT
                                                                    BENEFITS-
                                         OTHER POSTRETIREMENT     MEDICARE PART D
                    PENSION BENEFITS    BENEFITS GROSS PAYMENTS      SUBSIDY
                    ----------------    -----------------------   ---------------
                                            (IN MILLIONS)
2010.............         $210                   $ 49                   $ 3
2011.............          202                     49                     3
2012.............          197                     49                     4
2013.............          197                     49                     4
2014.............          195                     48                     4
2015-2019........          957                    227                    18

NOTE 11 -- COMMITMENTS, GUARANTEES, CONTINGENCIES, AND LEGAL PROCEEDINGS

COMMITMENTS. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $1,711 million and $11 million, respectively, at December 31, 2009. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The majority of these commitments expire in 2010.

The Company leases office space under non-cancelable operating lease agreements of various expiration dates. Rental expenses, net of sub-lease income, were $26 million, $22 million, and $24 million for the years ended December 31, 2009, 2008, and 2007, respectively.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under the remaining ground lease and other non-cancelable operating leases along with the associated sub-lease income are as follows:

                        NON-
                    CANCELABLE
                     OPERATING   SUB-LEASE
                      LEASES       INCOME
                    ----------   ----------
                        (IN MILLIONS)
2010.............     $ 52         $17
2011.............       46          17
2012.............       43          17
2013.............       40          17
2014.............       30          14
Thereafter.......      207           4
                      ----         ---
Total............     $418         $86
                      ====         ===

GUARANTEES. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no material guarantees outstanding outside the scope of insurance accounting at December 31, 2009.

CONTINGENCIES. The Company is an investor in leveraged leases and has established provisions for possible disallowance of the tax treatment and for interest on past due taxes. During the years ended December 31, 2009 and 2008, the Company increased this provision by $186 million and $192 million, net of tax, respectively. The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 11 -- COMMITMENTS, GUARANTEES, CONTINGENCIES, AND LEGAL PROCEEDINGS - (CONTINUED)

tax attributes of the leveraged leases be fully denied, the maximum after tax exposure including interest would be an additional estimated $282 million at December 31, 2009. See Note 19 -- Subsequent Events.

The Company owns an 80% interest in Phipps Tower Associates LLC, a limited liability company formed for the purpose of development, construction, leasing, and operation of Phipps Tower, an office building located in Atlanta, Georgia. The construction of Phipps Tower will be substantially complete in early 2010. Under an LLC agreement entered into by the Company with its partner developer, both parties have rights to a one-time put/call option when the project has achieved its stabilization stage, defined as when 85% of the gross rentable area of the building has been leased and the tenants under such leases have accepted delivery of the demised premises. At that time, the Company may exercise its call option to purchase the partner developer's interest in the project, and the partner developer may exercise its put option and sell its interest to the Company. If on or before March 5, 2013 the stabilization stage has not been achieved, or stabilization has been achieved but options have not been exercised, the Company is obligated to purchase the partner developer's entire interest (20%) in the project for the greater of the project cost or 95% of market value at the time of the buyout. The current estimated minimum amount that the Company would be required to pay is $8 million. This estimate is 20% of the $135 million cost of construction, net of $95 million of related loans payable.

LEGAL PROCEEDINGS. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, state regulatory bodies, state attorneys general, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company's compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its consolidated financial condition or results of operations.

NOTE 12 -- SHAREHOLDER'S EQUITY

CAPITAL STOCK

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 12 -- SHAREHOLDER'S EQUITY - (CONTINUED)

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

The components of accumulated other comprehensive income (loss) were as follows:

                                                                                       ADDITIONAL
                                                             NET                      PENSION AND
                                                         ACCUMULATED     FOREIGN     POSTRETIREMENT    ACCUMULATED
                                        NET UNREALIZED   GAIN (LOSS)     CURRENCY     UNRECOGNIZED        OTHER
                                          INVESTMENT       ON CASH     TRANSLATION    NET PERIODIC    COMPREHENSIVE
                                        GAINS (LOSSES)   FLOW HEDGES    ADJUSTMENT    BENEFIT COST    INCOME (LOSS)
                                        --------------   -----------   -----------   --------------   -------------
                                                                       (IN MILLIONS)
BALANCE AT JANUARY 1, 2007 ..........        $ 477           $295          $31            $113            $  916
Gross unrealized investment gains
   (net of deferred income tax
   expense of $230 million) .........          428             --           --              --               428
Reclassification adjustment for gains
   realized in net income (net of
   deferred income tax benefit of
   $124 million) ....................         (229)            --           --              --              (229)
Adjustment for policyholder
   liabilities (net of deferred
   income tax expense of $3
   million) .........................            4             --           --              --                 4
Adjustment for deferred policy
   acquisition costs, deferred sales
   inducements, value of business
   acquired, and unearned revenue
   liability (net of deferred income
   tax benefit of $28 million) ......          (53)            --           --              --               (53)
Adjustment for policyholder dividend
   obligation (net of deferred income
   tax benefit of $27 million) ......          (50)            --           --              --               (50)
                                             -----           ----          ---            ----            ------
Net unrealized investment gains .....          100             --           --              --               100
Foreign currency translation
   adjustment .......................           --             --           (4)             --                (4)
Pension and postretirement benefits:
   Change in prior service cost (net
      of deferred income tax expense
      of $13 million) ...............           --             --           --              24                24
   Change in net actuarial gain
      (net of deferred income tax
      benefit of $4 million) ........           --             --           --              (8)               (8)
Net gains on the effective portion of
   the change in fair value of cash
   flow hedges (net of deferred
   income tax expense of $39
   million) .........................           --             71           --              --                71
Reclassification of net cash flow
   hedge gains to net income (net of
   deferred income tax benefit of
   $8 million) ......................           --            (16)          --              --               (16)
                                             -----           ----          ---            ----            ------
BALANCE AT DECEMBER 31, 2007 ........        $ 577           $350          $27            $129            $1,083
                                             =====           ====          ===            ====            ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                                       ADDITIONAL
                                                             NET                      PENSION AND
                                                         ACCUMULATED     FOREIGN     POSTRETIREMENT    ACCUMULATED
                                        NET UNREALIZED   GAIN (LOSS)     CURRENCY     UNRECOGNIZED        OTHER
                                          INVESTMENT       ON CASH     TRANSLATION    NET PERIODIC    COMPREHENSIVE
                                        GAINS (LOSSES)   FLOW HEDGES    ADJUSTMENT    BENEFIT COST    INCOME (LOSS)
                                        --------------   -----------   -----------   --------------   -------------
                                                                       (IN MILLIONS)
BALANCE AT JANUARY 1, 2008 ..........       $   577         $  350         $ 27           $ 129          $ 1,083
Gross unrealized investment losses
   (net of deferred income tax
   benefit of $1,574 million) .......        (2,932)            --           --              --           (2,932)
Reclassification adjustment for gains
   realized in net income (net of
   deferred income tax benefit of
   $101 million) ....................          (187)            --           --              --             (187)
Adjustment for policyholder
   liabilities (net of deferred
   income tax expense of $87
   million) .........................           162             --           --              --              162
Adjustment for deferred policy
   acquisition costs, deferred sales
   inducements, value of business
   acquired, and unearned revenue
   liability (net of deferred income
   tax expense of $216 million) .....           403             --           --              --              403
Adjustment for policyholder dividend
   obligation (net of deferred income
   tax expense of $11 million) ......            20             --           --              --               20
                                            -------         ------         ----           -----          -------
Net unrealized investment losses ....        (2,534)            --           --              --           (2,534)
Foreign currency translation
   adjustment .......................            --             --          (23)             --              (23)
Pension and postretirement benefits:
   Change in prior service cost (net
      of deferred income tax benefit
      of $1 million) ................            --             --           --              (1)              (1)
   Change in net actuarial loss (net
      of deferred income tax benefit
      of $359 million) ..............            --             --           --            (666)            (666)
Net gains on the effective portion of
   the change in fair value of cash
   flow hedges (net of deferred
   income tax expense of $586
   million) .........................            --          1,086           --              --            1,086
Reclassification of net cash flow
   hedge gains to net income (net of
   deferred income tax benefit of
   $17 million) .....................            --            (31)          --              --              (31)
                                            -------         ------         ----           -----          -------
BALANCE AT DECEMBER 31, 2008 ........       $(1,957)        $1,405         $  4           $(538)         $(1,086)
                                            =======         ======         ====           =====          =======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                                       ADDITIONAL
                                                             NET                      PENSION AND
                                                         ACCUMULATED     FOREIGN     POSTRETIREMENT    ACCUMULATED
                                        NET UNREALIZED   GAIN (LOSS)     CURRENCY     UNRECOGNIZED        OTHER
                                          INVESTMENT       ON CASH     TRANSLATION    NET PERIODIC    COMPREHENSIVE
                                        GAINS (LOSSES)   FLOW HEDGES    ADJUSTMENT    BENEFIT COST    INCOME (LOSS)
                                        --------------   -----------   -----------   --------------   -------------
                                                                       (IN MILLIONS)
BALANCE AT JANUARY 1, 2009 ..........       $(1,957)       $ 1,405         $ 4            $(538)         $(1,086)
Gross unrealized investment gains
   (net of deferred income tax
   expense of $1,400 million) .......         2,600             --          --               --            2,600
Reclassification adjustment for
   losses realized in net income (net
   of deferred income tax expense of
   $109 million) ....................           202             --          --               --              202
Adjustment for policyholder
   liabilities (net of deferred
   income tax benefit of $59
   million) .........................          (110)            --          --               --             (110)
Adjustment for deferred policy
   acquisition costs, deferred sales
   inducements, value of business
   acquired, and unearned revenue
   liability (net of deferred income
   tax benefit of $289 million) .....          (537)            --          --               --             (537)
                                            -------        -------         ---            -----          -------
Net unrealized investment gains .....         2,155             --          --               --            2,155
Foreign currency translation
   adjustment .......................            --             --           5               --                5
Pension and postretirement benefits:
   Change in prior service cost (net
      of deferred income tax benefit
      of $1 million) ................            --             --          --               (2)              (2)
   Change in net actuarial loss (net
      of deferred income tax expense
      of $31 million) ...............            --             --          --               60               60
   Net unrealized gain on split-
      dollar life insurance benefit
      (net of deferred income tax
      expense of $1 million) ........            --             --          --                2                2
Net losses on the effective portion
   of the change in fair value of
   cash flow hedges (net of deferred
   income tax benefit of $538
   million) .........................            --         (1,000)         --               --           (1,000)
Reclassification of net cash flow
   hedge gains to net income (net of
   deferred income tax benefit of
   $3 million) ......................            --             (5)         --               --               (5)
                                            -------        -------         ---            -----          -------
BALANCE AT DECEMBER 31, 2009 ........       $   198        $   400         $ 9            $(478)         $   129
                                            =======        =======         ===            =====          =======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 12 -- SHAREHOLDER'S EQUITY - (CONTINUED)

Net unrealized investment gains (losses) included on the Company's Consolidated Balance Sheets as a component of shareholder's equity are summarized below:

                                                                                      DECEMBER 31,
                                                                                ------------------------
                                                                                 2009     2008     2007
                                                                                -----   -------   ------
                                                                                      (IN MILLIONS)
Balance, end of year comprises:
   Unrealized investment gains (losses) on:
      Fixed maturities.......................................................   $ 547   $(3,345)  $  815
      Equity securities......................................................     249       (79)     461
      Other investments......................................................      (3)      (91)       4
                                                                                -----   -------   ------
   Total (1).................................................................     793    (3,515)   1,280
Amounts of unrealized investment gains (losses) attributable to:
      Deferred policy acquisition costs, deferred sales inducements, value of
         business acquired, and unearned revenue liability...................    (368)      458     (159)
      Policyholder liabilities...............................................    (121)       49     (200)
      Policyholder dividend obligation.......................................      --        --      (31)
      Deferred income taxes..................................................    (106)    1,051     (313)
                                                                                -----   -------   ------
   Total.....................................................................    (595)    1,558     (703)
                                                                                -----   -------   ------
Net unrealized investment gains (losses).....................................   $ 198   $(1,957)  $  577
                                                                                =====   =======   ======

(1) Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 -- Related Party Transactions, for information on the associated MRBL reinsurance agreement.

STATUTORY RESULTS

The Company and its wholly-owned subsidiaries, John Hancock Life Insurance Company of New York and John Hancock Life & Health Insurance Company, are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

At December 31, 2008, JHUSA, with the explicit permission of the Commissioner, used the implied forward rates from the rolling average of the swap rates that have been observed over the past three years instead of the implied forward rates from the swap curve observed at December 31, 2008 for purposes of its C-3 Phase II calculation. The impact of using this approach was a $53 million decrease in JHUSA's authorized control level risk-based capital as of December 31, 2008. This permitted practice was effective for reporting periods beginning on or after December 31, 2008 and ended September 30, 2009.

At December 31, 2008, JHUSA, with the explicit permission of the Commissioner, recorded an increase in the net admitted deferred tax asset ("DTA") instead of the deferred tax calculation required by prescribed statutory accounting practices. If the net admitted DTA was reflected on the statutory balance sheet based on prescribed practices, the DTA and statutory surplus at December 31, 2008 would both be decreased by $84 million. The permitted practice had no effect on statutory net income. This permitted practice was effective for reporting periods beginning on or after December 31, 2008 and ended September 30, 2009.

The Company's risk-based capital ratio of total adjusted capital to company action level risk-based capital was in excess of 300% at December 31, 2009.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Unless approved by the Commissioner prior to payment, dividends to the shareholder shall be declared or paid only from the Company's earned surplus. Dividends to the shareholder that may be paid without prior approval of the Commissioner are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, do not exceed the greater of 10% of the Company's surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year.

NOTE 13 -- SEGMENT INFORMATION

The Company operates in the following three business segments: (1) Insurance and
(2) Wealth Management, which primarily serve retail customers and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the remaining international insurance operations, the reinsurance operations, and the corporate account.

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

INSURANCE SEGMENT. Offers a variety of individual life insurance products, including participating whole life, term life, universal life, and variable life insurance, and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

WEALTH MANAGEMENT SEGMENT. Offers individual and group annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds, closed-end funds, institutional advisory accounts, and privately managed accounts. These products are distributed through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

This segment also offers a variety of retirement products to qualified defined benefit plans, defined contribution plans, and non-qualified buyers, including guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund-type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products.

These products are distributed through a combination of dedicated regional representatives, pension consultants, and investment professionals. The segment's consumer notes program is distributed primarily through brokers affiliated with the Company and securities brokerage firms.

CORPORATE AND OTHER SEGMENT. Primarily consists of the Company's remaining international insurance operations, certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments, and certain non-recurring expenses not allocated to the segments. Reinsurance refers to the transfer of all or part of certain risks related to policies issued by the Company to a reinsurer or to the assumption of risk from other insurers. The disposed business primarily consists of group health insurance and related group life insurance, property and casualty insurance, and selected broker-dealer operations.

The accounting policies of the segments are the same as those described in Note 1 -- Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see Note 6 -- Closed Blocks.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                                              WEALTH     CORPORATE
                                                                                INSURANCE   MANAGEMENT   AND OTHER     TOTAL
                                                                                ---------   ----------   ---------   --------
                                                                                                (IN MILLIONS)
2009
   Revenues from external customers .........................................    $ 4,366     $  2,652     $   535    $  7,553
   Net investment income ....................................................      2,265        1,624         457       4,346
   Net realized investment and other losses .................................       (732)      (1,103)         (2)     (1,837)
   Inter-segment revenues ...................................................         --            1          (1)         --
                                                                                 -------     --------     -------    --------
   Revenues .................................................................    $ 5,899     $  3,174     $   989    $ 10,062
                                                                                 =======     ========     =======    ========
   Total net (loss) income ..................................................    $  (258)    $    412     $   157    $    311
                                                                                 =======     ========     =======    ========
SUPPLEMENTAL INFORMATION:
   Equity in net income of investees accounted for under the equity method ..    $    28     $      9     $    41    $     78
   Carrying value of investments accounted for under the equity method ......      1,622        1,123         314       3,059
   Amortization of deferred policy acquisition costs, deferred sales
      inducements, and value of business acquired ...........................        308          898           5       1,211
   Interest expense .........................................................         --           --          34          34
   Income tax (benefit) expense .............................................       (167)          63          97          (7)
   Segment assets ...........................................................    $75,509     $149,336     $22,729    $247,574

                                                                                              WEALTH     CORPORATE
                                                                                INSURANCE   MANAGEMENT   AND OTHER     TOTAL
                                                                                ---------   ----------   ---------   --------
                                                                                                (IN MILLIONS)
2008
   Revenues from external customers .........................................    $ 3,407     $   (357)    $   520    $  3,570
   Net investment income ....................................................      2,300        1,578         563       4,441
   Net realized investment and other gains (losses) .........................        120          102        (445)       (223)
   Inter-segment revenues ...................................................         --            1          (1)         --
                                                                                 -------     --------     -------    --------
   Revenues .................................................................    $ 5,827     $  1,324     $   637    $  7,788
                                                                                 =======     ========     =======    ========
   Total net income (loss) ..................................................    $   272     $   (360)    $  (223)   $   (311)
                                                                                 =======     ========     =======    ========
SUPPLEMENTAL INFORMATION:
   Equity in net income (loss) of investees accounted for under the equity
      method ................................................................    $     8     $     26     $   (38)   $     (4)
   Carrying value of investments accounted for under the equity method ......      1,418          991         438       2,847
   Amortization of deferred policy acquisition costs, deferred sales
      inducements, and value of business acquired ...........................       (362)          21           5        (336)
   Interest expense .........................................................         --           --          34          34
   Income tax expense (benefit) .............................................        137         (413)        (63)       (339)
   Segment assets ...........................................................    $67,127     $120,637     $25,528    $213,292


                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                                              WEALTH     CORPORATE
                                                                                INSURANCE   MANAGEMENT   AND OTHER     TOTAL
                                                                                ---------   ----------   ---------   --------
                                                                                                (IN MILLIONS)
2007
   Revenues from external customers .........................................     $3,931      $3,525      $  768      $ 8,224
   Net investment income ....................................................      2,246       1,888         705        4,839
   Net realized investment and other gains ..................................        146          11         150          307
   Inter-segment revenues ...................................................         --           1          (1)          --
                                                                                  ------      ------      ------      -------
   Revenues .................................................................     $6,323      $5,425      $1,622      $13,370
                                                                                  ======      ======      ======      =======
   Total net income .........................................................     $  569      $  513      $  440      $ 1,522
                                                                                  ======      ======      ======      =======
SUPPLEMENTAL INFORMATION:
   Equity in net income (loss) of investees accounted for under the equity
      method ................................................................     $  139      $   (3)     $   74      $   210
   Carrying value of investments accounted for under the equity method ......      1,155         369         883        2,407
   Amortization of deferred policy acquisition costs, deferred sales
      inducements, and value of business acquired ...........................        368         377           6          751
   Interest expense .........................................................          1          --          38           39
   Income tax expense .......................................................        281          96         275          652

The Company operates primarily in the United States and has no reportable major customers. The following table summarizes selected financial information by geographic location for or at the end of periods presented:

                                                INCOME
                                            (LOSS) BEFORE   LONG-LIVED
LOCATION                         REVENUES    INCOME TAXES     ASSETS      ASSETS
--------                         --------   -------------   ----------   --------
                                                   (IN MILLIONS)
2009
United States ................    $10,004      $  290          $198      $247,431
Foreign -- other .............         58          14            --           143
                                  -------      ------          ----      --------
Total ........................    $10,062      $  304          $198      $247,574
                                  =======      ======          ====      ========
2008
United States ................    $ 7,722      $ (670)         $234      $213,146
Foreign -- other .............         66          20            --           146
                                  -------      ------          ----      --------
Total ........................    $ 7,788      $ (650)         $234      $213,292
                                  =======      ======          ====      ========
2007
United States ................    $13,043      $2,155
Foreign -- other .............        327          19
                                  -------      ------
Total ........................    $13,370      $2,174
                                  =======      ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 14 -- FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

                                                                                  DECEMBER 31,
                                                                    ----------------------------------------
                                                                            2009                 2008
                                                                    -------------------   ------------------
                                                                    CARRYING     FAIR     CARRYING     FAIR
                                                                      VALUE      VALUE      VALUE     VALUE
                                                                    --------   --------   --------   -------
                                                                                  (IN MILLIONS)
ASSETS:
   Fixed maturities (1):
      Available-for-sale ........................................   $ 53,569   $ 53,569    $47,522   $47,522
      Held-for-trading ..........................................      1,208      1,208      1,057     1,057
   Equity securities:
      Available-for-sale ........................................        558        558        616       616
   Mortgage loans on real estate ................................     12,623     13,252     12,472    12,067
   Policy loans .................................................      4,949      4,949      4,918     4,918
   Short-term investments .......................................      3,973      3,973      3,670     3,670
   Cash and cash equivalents ....................................      4,915      4,915      4,850     4,850
   Derivatives:
      Interest rate swap agreements .............................      1,770      1,770      5,194     5,194
      Inflation swaps ...........................................         70         70          1         1
      Cross currency rate swap agreements .......................        242        242        731       731
      Foreign exchange forward agreements .......................         43         43          3         3
      Interest rate options .....................................          1          1         --        --
      Total return swap agreements ..............................          8          8         --        --
      Embedded derivatives ......................................      1,711      1,711      4,640     4,640
   Assets held in trust .........................................      2,290      2,290      2,190     2,190
   Separate account assets ......................................    122,466    122,466     92,058    92,058
LIABILITIES:
   Consumer notes ...............................................      1,205      1,234      1,600     1,532
   Debt .........................................................        490        463        487       474
   Guaranteed investment contracts and funding agreements .......      2,701      2,760      4,701     4,603
   Fixed-rate deferred and immediate annuities ..................      9,255      8,696      8,283     8,171
   Supplementary contracts without life contingencies ...........         51         53         53        51
   Derivatives:
      Interest rate swap agreements .............................      1,318      1,318      2,101     2,101
      Inflation swaps ...........................................         --         --        128       128
      Cross currency rate swap agreements .......................        694        694        846       846
      Foreign exchange forward agreements .......................          1          1          3         3
      Total return swap agreements ..............................         --         --         12        12
      Equity swaps ..............................................         --         --         15        15
      Embedded derivatives ......................................      1,327      1,327      2,866     2,866

(1) Fixed maturities exclude leveraged leases of $2,012 million and $2,025 million at December 31, 2009 and 2008, respectively, which are carried at the net investment calculated by accruing income at the lease's expected internal rate of return in accordance with ASC 840.

As discussed in Note 1, the Company adopted ASC 820 and ASC 825 effective January 1, 2008. In conjunction with the adoption of ASC 825, the Company elected the fair value option for certain bonds that support certain actuarial liabilities to participating policyholders. These bonds were classified as held-for-trading on the Consolidated Balance Sheet at December 31, 2009 and 2008.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

ASC 820 resulted in effectively creating the following two primary categories of financial instruments for the purpose of fair value disclosure:

- Financial Instruments Measured at Fair Value and Reported in the Consolidated Balance Sheets - This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, short-term investments, derivatives, and separate account assets. Assets and liabilities measured at fair value on a nonrecurring basis include mortgage loans, joint ventures, and limited partnership interests, which are reported at fair value only in the period in which an impairment is recognized.

- Other Financial Instruments Not Reported at Fair Value - This category includes assets and liabilities, which do not require the additional ASC 820 disclosures, as follows:

MORTGAGE LOANS ON REAL ESTATE - The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

POLICY LOANS - These loans are carried at unpaid principal balances, which approximate their fair values.

CASH AND CASH EQUIVALENTS - The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

CONSUMER NOTES, GUARANTEED INVESTMENT CONTRACTS, AND FUNDING AGREEMENTS - The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus the Company's own corporate spread. The fair value attributable to credit risk represents the present value of the spread.

DEBT - The fair value of the Company's long-term debt is estimated using discounted cash flows based on the Company's incremental borrowing rates for similar type of borrowing arrangements. The carrying values for commercial paper and short-term borrowings approximate fair value.

FIXED-RATE DEFERRED AND IMMEDIATE ANNUITIES - The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus the Company's own corporate spread. The fair value attributable to credit risk represents the present value of the spread.

FINANCIAL INSTRUMENTS MEASURED AT FAIR VALUE ON THE CONSOLIDATED BALANCE SHEETS

VALUATION HIERARCHY

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company's valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

- Level 1 - Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 securities primarily include exchange traded equity securities and certain separate account assets.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

- Level 2 - Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

Most debt securities are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets.

- Level 3 - Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk.

Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in real estate are also included in Level 3.

DETERMINATION OF FAIR VALUE

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

FAIR VALUE MEASUREMENTS ON A RECURRING BASIS

FIXED MATURITIES

For fixed maturities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

EQUITY SECURITIES

Equity securities with active markets are classified within Level 1, as fair values are based on quoted market prices.

SHORT-TERM INVESTMENTS

Short-term investments are comprised of securities due to mature within one year of the date of purchase that are traded in active markets and are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

DERIVATIVES

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter ("OTC") derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company's derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

EMBEDDED DERIVATIVES

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements ("Reinsurance GMIB Assets"). Liabilities include policyholder benefits offered under variable annuity contracts such as guaranteed minimum withdrawal benefits with a term certain ("GMWB") and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many factors including, but not limited to, market conditions, credit ratings, variations in actuarial assumptions regarding policyholder liabilities, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The fair value of embedded derivatives is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity's own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC's own credit risk, which is determined by taking into consideration publicly available information relating to MFC's debt, as well as its claims paying ability. Nonperformance risk is also reflected in the Reinsurance GMIB Assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the Reinsurance GMIB Assets and is derived from publicly available information relating to the reinsurance companies' publicly issued debt.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in income. The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

SEPARATE ACCOUNT ASSETS

Separate account assets are reported at fair value and reported as a summarized total on the Consolidated Balance Sheets in accordance with SOP No. 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts," which is now incorporated into ASC 944. The fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company's separate accounts primarily include investments in mutual funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The fair value of mutual fund investments is based upon quoted market prices or reported net asset values. Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company's general account.

Separate account assets classified as Level 3 consist primarily of debt and equity investments in private companies, which own real estate and carry it at fair value. The values of the real estate investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase of properties and at two or three-year intervals thereafter, depending on the property. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of a real estate investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser's review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating property value. These real estate investments are classified as Level 3 by the companies owning them. The equity investments in these companies are considered to be Level 3 by the Company.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The following tables present the Company's assets and liabilities that are measured at fair value on a recurring basis by ASC 820 fair value hierarchy levels, as of December 31, 2009 and December 31, 2008:

                                                                          DECEMBER 31, 2009
                                                               ---------------------------------------
                                                                 TOTAL
                                                                 FAIR
                                                                 VALUE     LEVEL 1   LEVEL 2   LEVEL 3
                                                               --------   --------   -------   -------
                                                                            (IN MILLIONS)
ASSETS:
   Fixed maturities available-for-sale (1):
      Corporate debt securities ............................   $ 42,505   $     --   $39,889    $2,616
      Commercial mortgage-backed securities ................      4,474         --     4,039       435
      Residential mortgage-backed securities ...............        476         --        16       460
      Collateralized debt obligations ......................        135         --        57        78
      Other asset-backed securities ........................      1,242         --     1,151        91
      U.S. Treasury and agency securities ..................      1,968         --     1,968        --
      Obligations of states and political subdivisions .....      1,491         --     1,261       230
      Debt securities issued by foreign governments ........      1,278         --     1,213        65
                                                               --------   --------   -------    ------
   Total fixed maturities available-for-sale ...............     53,569         --    49,594     3,975
   Fixed maturities held-for-trading (1):
      Corporate debt securities ............................        898         --       882        16
      Commercial mortgage-backed securities ................        216         --       206        10
      Residential mortgage-backed securities ...............          3         --        --         3
      Collateralized debt obligations ......................          2         --         1         1
      Other asset-backed securities ........................         21         --        20         1
      U.S. Treasury and agency securities ..................         29         --        29        --
      Obligations of states and political subdivisions .....         26         --        23         3
      Debt securities issued by foreign governments ........         13         --        --        13
                                                               --------   --------   -------    ------
   Total fixed maturities held-for-trading .................      1,208         --     1,161        47
   Equity securities available-for-sale ....................        558        558        --        --
   Short-term investments ..................................      3,973         --     3,973        --
   Derivative assets (2) ...................................      2,134         --     2,074        60
   Embedded derivatives (3) ................................      1,711         --         8     1,703
   Assets held in trust (4) ................................      2,290        624     1,666        --
   Separate account assets (5) .............................    122,466    116,875     2,494     3,097
                                                               --------   --------   -------    ------
TOTAL ASSETS AT FAIR VALUE .................................   $187,909   $118,057   $60,970    $8,882
                                                               ========   ========   =======    ======
LIABILITIES:
   Derivative liabilities (2) ..............................   $  2,013   $     --   $ 1,987    $   26
   Embedded derivatives (3) ................................      1,327         --       688       639
                                                               --------   --------   -------    ------
TOTAL LIABILITIES AT FAIR VALUE ............................   $  3,340   $     --   $ 2,675    $  665
                                                               ========   ========   =======    ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                          DECEMBER 31, 2008
                                                               ---------------------------------------
                                                                 TOTAL
                                                                 FAIR
                                                                 VALUE     LEVEL 1   LEVEL 2   LEVEL 3
                                                               --------   --------   -------   -------
                                                                            (IN MILLIONS)
ASSETS:
   Fixed maturities available-for-sale (1):
      Corporate debt securities ............................   $ 38,213    $    --   $36,421   $ 1,792
      Commercial mortgage-backed securities ................      4,236         --     3,790       446
      Residential mortgage-backed securities ...............        651         --        27       624
      Collateralized debt obligations ......................        172         --        84        88
      Other asset-backed securities ........................      1,333         --     1,034       299
      U.S. Treasury and agency securities ..................      1,483         --     1,483        --
      Obligations of states and political subdivisions .....        168         --       167         1
      Debt securities issued by foreign governments ........      1,266         --     1,204        62
                                                               --------    -------   -------   -------
   Total fixed maturities available-for-sale ...............     47,522         --    44,210     3,312
   Fixed maturities held-for-trading (1):
      Corporate securities .................................        834         --       818        16
      Commercial mortgage-backed securities ................        185         --       178         7
      Residential mortgage-backed securities ...............          4         --         1         3
      Collateralized debt obligations ......................          2         --         1         1
      Other asset-backed securities ........................         20         --        18         2
      Debt securities issued by foreign governments ........         12         --        --        12
                                                               --------    -------   -------   -------
   Total fixed maturities held-for-trading .................      1,057         --     1,016        41
   Equity securities available-for-sale ....................        616        616        --        --
   Short-term investments ..................................      3,670         --     3,670        --
   Derivative assets (2) ...................................      5,929         --     5,718       211
   Embedded derivatives (3) ................................      4,640         --       258     4,382
   Assets held in trust (4) ................................      2,190        497     1,693        --
   Separate account assets (5) .............................     92,058     87,841     1,245     2,972
                                                               --------    -------   -------   -------
TOTAL ASSETS AT FAIR VALUE .................................   $157,682    $88,954   $57,810   $10,918
                                                               ========    =======   =======   =======
LIABILITIES:
   Derivative liabilities (2) ..............................   $  3,105    $    --   $ 3,089   $    16
   Embedded derivatives (3) ................................      2,866         --        --     2,866
                                                               --------    -------   -------   -------
TOTAL LIABILITIES AT FAIR VALUE ............................   $  5,971    $    --   $ 3,089   $ 2,882
                                                               ========    =======   =======   =======

(1) Fixed maturities exclude leveraged leases of $2,012 million and $2,025 million at December 31, 2009 and 2008, respectively, which are carried at the net investment calculated by accruing income at the lease's expected internal rate of return in accordance with ASC 840.

(2) Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 roll forward in the following table.

(3) Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.

(4) Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 -- Related Party Transactions for information on the associated MRBL reinsurance agreement. The fair value of the trust assets are determined on a basis consistent with the methodologies described herein for similar financial instruments.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(5) Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by ASC 944.

LEVEL 3 FINANCIAL INSTRUMENTS

The changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the years ended December 31, 2009 and 2008 are summarized as follows:

                                                                                                    NET        SEPARATE
                                                                        FIXED         NET         EMBEDDED      ACCOUNT
                                                                     MATURITIES   DERIVATIVES   DERIVATIVES   ASSETS (6)
                                                                     ----------   -----------   -----------   ----------
                                                                                        (IN MILLIONS)
BALANCE AT JANUARY 1, 2009 .......................................   $3,353        $ 195         $1,516         $2,972
   Net realized/unrealized gains (losses) included in:
      Net loss ...................................................       (6)(1)      (38)(4)       (452)(5)       (493)
      Other comprehensive income (loss) ..........................      764(2)       (12)            --             (1)
   Purchases, issuances, (sales), and (settlements), net .........     (335)          --             --            619
   Transfers in and/or (out) of Level 3, net (3) .................      246         (111)            --             --
                                                                     ------        -----         ------         ------
BALANCE AT DECEMBER 31, 2009 .....................................   $4,022        $  34         $1,064         $3,097
                                                                     ======        =====         ======         ======
Gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and
   liabilities still held at December 31, 2009 ...................   $    5        $ (32)        $ (452)        $ (389)

                                                                                                              NET        SEPARATE
                                                                     FIXED       EQUITY         NET         EMBEDDED      ACCOUNT
                                                                  MATURITIES   SECURITIES   DERIVATIVES   DERIVATIVES   ASSETS (6)
                                                                  ----------   ----------   -----------   -----------   ----------
                                                                                            (IN MILLIONS)
BALANCE AT JANUARY 1, 2008 ....................................   $5,023          $ 4         $ (7)        $   14       $2,882
   Net realized/unrealized gains (losses) included in:
      Net (loss) income .......................................     (454)(1)        4          187(4)       1,502(5)       (15)
      Other comprehensive loss ................................     (899)(2)       --           --             --           --
   Purchases, issuances, (sales), and (settlements), net ......     (290)          (8)           5             --          105
   Transfers in and/or (out) of Level 3, net (3) ..............      (27)          --           10             --           --
                                                                  ------          ---         ----         ------       ------
BALANCE AT DECEMBER 31, 2008 ..................................   $3,353          $--         $195         $1,516       $2,972
                                                                  ======          ===         ====         ======       ======
Gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to
   assets and liabilities still held at December 31, 2008 .....   $   34          $--         $187         $1,502       $  (15)

(1) This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.

(2) This amount is included in accumulated other comprehensive income (loss) on the Consolidated Balance Sheets.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 14 -- FAIR VALUE OF FINANCIAL INSTRUMENTS - (CONTINUED)

(3) For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.

(4) This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations and contains unrealized gains (losses) on Level 3 derivatives held at December 31, 2009 and 2008. All gains and losses related to Level 3 assets are classified as realized gains (losses) for the purpose of this disclosure, as it is not practicable to track realized and unrealized gains (losses) separately by security.

(5) This amount is included in benefits to policyholders on the Consolidated Statements of Operations. All gains and losses on Level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure, as it is not practicable to track realized and unrealized gains (losses) separately on a contract by contract basis.

(6) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

FINANCIAL INSTRUMENTS MEASURED AT FAIR VALUE ON A NONRECURRING BASIS

Certain financial assets are reported at fair value on a nonrecurring basis, including investments such as mortgage loans, joint ventures, and limited partnership interests, which are reported at fair value only in the period in which an impairment is recognized. The fair value of these securities is calculated using either models that are widely accepted in the financial services industry or the valuation of collateral underlying impaired mortgages. During the reporting period, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

NOTE 15 -- GOODWILL, VALUE OF BUSINESS ACQUIRED, AND OTHER INTANGIBLE ASSETS

The changes in the carrying value of goodwill by segment were as follows:

                                                   WEALTH     CORPORATE AND
                                     INSURANCE   MANAGEMENT       OTHER        TOTAL
                                     ---------   ----------   -------------   ------
                                                      (IN MILLIONS)
Balance at January 1, 2009 .......     $1,600      $1,307          $146       $3,053
Dispositions and other, net ......         --          --            --           --
                                       ------      ------          ----       ------
Balance at December 31, 2009 .....     $1,600      $1,307          $146       $3,053
                                       ======      ======          ====       ======

                                                   WEALTH     CORPORATE AND
                                     INSURANCE   MANAGEMENT       OTHER        TOTAL
                                     ---------   ----------   -------------   ------
                                                      (IN MILLIONS)
Balance at January 1, 2008 .......     $1,600      $1,307          $156       $3,063
Dispositions and other, net (1) ..         --          --           (10)         (10)
                                       ------      ------          ----       ------
Balance at December 31, 2008 .....     $1,600      $1,307          $146       $3,053
                                       ======      ======          ====       ======

(1)  The Company reduced goodwill by $10 million for excess severance accruals.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit, which is defined as an operating segment or one level below an operating segment, below its carrying amount. There were no impairments recorded in 2009 or 2008, and there were no accumulated impairment losses at December 31, 2009 or 2008.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 15 -- GOODWILL, VALUE OF BUSINESS ACQUIRED, AND OTHER INTANGIBLE ASSETS - (CONTINUED)

VALUE OF BUSINESS ACQUIRED

The balance of and changes in VOBA as of and for the years ended December 31, were as follows:

                                                      DECEMBER 31,
                                                    ---------------
                                                     2009     2008
                                                    ------   ------
                                                     (IN MILLIONS)
Balance, beginning of year ......................   $2,564   $2,375
Amortization ....................................      (15)     (59)
Change in unrealized investment (losses) gains ..     (342)     248
Adoption of ASC 320 (Note 1) ....................      (36)      --
                                                    ------   ------
Balance, end of year ............................   $2,171   $2,564
                                                    ======   ======

The following table provides estimated future amortization for the periods indicated:

                VOBA
           AMORTIZATION
           -------------
           (IN MILLIONS)
2010 ...        $62
2011 ...         65
2012 ...         63
2013 ...         58
2014 ...         50

OTHER INTANGIBLE ASSETS

Other intangible asset balances were as follows:

                                                   GROSS     ACCUMULATED      NET
                                                 CARRYING        NET       CARRYING
                                                  AMOUNT    AMORTIZATION    AMOUNT
                                                 --------   ------------   --------
                                                            (IN MILLIONS)
DECEMBER 31, 2009
Not subject to amortization:
   Brand name ................................    $  600         $--        $  600
   Investment management contracts ...........       295          --           295
Subject to amortization:
   Distribution networks .....................       397          37           360
   Other investment management contracts .....        64          25            39
                                                  ------         ---        ------
Total ........................................    $1,356         $62        $1,294
                                                  ======         ===        ======
DECEMBER 31, 2008
Not subject to amortization:
   Brand name ................................    $  600         $--        $  600
   Investment management contracts ...........       295          --           295
Subject to amortization:
   Distribution networks .....................       397          27           370
   Other investment management contracts .....        64          21            43
                                                  ------         ---        ------
Total ........................................    $1,356         $48        $1,308
                                                  ======         ===        ======

Amortization expense (net of tax) for other intangible assets was $9 million, $8 million, and $8 million for the years ended December 31, 2009, 2008, and 2007, respectively. Amortization expense (net of tax) for other intangible assets is expected to be approximately $9 million in 2010, $10 million in 2011, $11 million in 2012, $11 million in 2013, and $12 million in 2014.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 16 -- CERTAIN SEPARATE ACCOUNTS

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. All contracts contain certain guarantees, which are discussed more fully below.

The assets supporting the variable portion of variable annuities are carried at fair value and reported on the Consolidated Balance Sheets as total separate account assets with an equivalent total reported for separate account liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue, and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Company's Consolidated Statements of Operations. For the years ended December 31, 2009 and 2008, there were no gains or losses on transfers of assets from the general account to the separate account.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

                                                      DECEMBER 31,
                                                    ---------------
                                                     2009     2008
                                                    ------   ------
                                                     (IN MILLIONS,
                                                    EXCEPT FOR AGE)
LIFE INSURANCE CONTRACTS WITH GUARANTEED BENEFITS
   In the event of death
   Account value ................................   $6,969   $5,739
   Net amount at risk related to deposits .......      208      618
   Average attained age of contract holders .....       50       47

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. Guaranteed Minimum Death Benefit ("GMDB") features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary.

Contracts with Guaranteed Minimum Income Benefit ("GMIB") riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current purchase rates.

Multiple variations of an optional Guaranteed Minimum Withdrawal Benefit ("GMWB") rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of "step-up" provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                 DECEMBER 31,
                                                              ------------------
                                                                2009      2008
                                                              -------   --------
                                                                 (IN MILLIONS,
                                                               EXCEPT FOR AGES
                                                                 AND PERCENTS)
GUARANTEED MINIMUM DEATH BENEFIT
   Return of net deposits
   In the event of death
      Account value .......................................   $23,472   $16,564
      Net amount at risk- net of reinsurance ..............       309       886
      Average attained age of contract holders ............        64        63
   Return of net deposits plus a minimum return
   In the event of death
      Account value .......................................   $   744   $   775
      Net amount at risk- net of reinsurance ..............       238       314
      Average attained age of contract holders ............        70        69
      Guaranteed minimum return rate ......................         5%        5%
   Highest specified anniversary account value minus
      withdrawals post anniversary
   In the event of death
      Account value .......................................   $28,414   $22,944
      Net amount at risk- net of reinsurance ..............       696     1,456
      Average attained age of contract holders ............        64        64
GUARANTEED MINIMUM INCOME BENEFIT
      Account value .......................................   $ 6,293   $ 5,488
      Net amount at risk- net of reinsurance ..............        54        96
      Average attained age of contract holders ............        63        63
GUARANTEED MINIMUM WITHDRAWAL BENEFIT
      Account value .......................................   $35,595   $24,769
      Net amount at risk ..................................     1,012     1,812
      Average attained age of contract holders ............        63        63

Account balances of variable contracts with guarantees invest in various separate accounts with the following characteristics:

                    DECEMBER 31,
                   -------------
                    2009   2008
                    ----   ----
                   (IN BILLIONS)
TYPE OF FUND
Equity .........     $28    $22
Balanced .......      22     14
Bond ...........       7      5
Money Market ...       2      3
                     ---    ---
   Total .......     $59    $44
                     ===    ===

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account:

                                      GUARANTEED   GUARANTEED   GUARANTEED
                                        MINIMUM      MINIMUM      MINIMUM
                                         DEATH       INCOME     WITHDRAWAL
                                        BENEFIT      BENEFIT      BENEFIT
                                        (GMDB)       (GMIB)       (GMWB)       TOTAL
                                      ----------   ----------   ----------   -------
                                                       (IN MILLIONS)
Balance at January 1, 2009 ........     $ 424       $   442      $ 2,890     $ 3,756
Incurred guarantee benefits .......      (192)         (166)          --        (358)
Other reserve changes .............        (1)          (67)      (2,227)     (2,295)
                                        -----       -------      -------     -------
Balance at December 31, 2009 ......       231           209          663       1,103
Reinsurance recoverable ...........      (104)       (1,177)        (548)     (1,829)
                                        -----       -------      -------     -------
Net balance at December 31, 2009 ..     $ 127       $  (968)     $   115     $  (726)
                                        =====       =======      =======     =======
Balance at January 1, 2008 ........     $ 140       $   160      $   568     $   868
Incurred guarantee benefits .......      (126)          (74)          --        (200)
Other reserve changes .............       410           356        2,322       3,088
                                        -----       -------      -------     -------
Balance at December 31, 2008 ......       424           442        2,890       3,756
Reinsurance recoverable ...........      (259)       (2,056)      (2,352)     (4,667)
                                        -----       -------      -------     -------
Net balance at December 31, 2008 ..     $ 165       $(1,614)     $   538     $  (911)
                                        =====       =======      =======     =======

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve were determined in accordance with ASC 815.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2009 and 2008:

     - Data used included 1,000 stochastically generated investment performance scenarios. For ASC 815 calculations, risk neutral scenarios were used.

     - For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

     - Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

     - Annuity mortality was based on the 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

     - Annuity base lapse rates vary by contract type, commission type, and by with or without living benefit or death benefit riders. The lapse rates range from 0.8% to 41.5% for GMDB and 0.3% and 41.5% for GMIB and GMWB.

     - The discount rates used in the ASC 944 calculations range from 6.4% to 7%. The discount rates used in the ASC 815 calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 17 -- DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

The balance of and changes in deferred policy acquisition costs as of and for the years ended December 31, were as follows:

                                                         DECEMBER 31,
                                                       ----------------
                                                         2009     2008
                                                       -------   ------
                                                         (IN MILLIONS)
Balance, beginning of year .........................   $ 9,419   $6,718
Capitalization .....................................     1,579    1,893
Amortization (1) ...................................    (1,119)     398
Change in unrealized investment gains and losses ...      (704)     410
Adoption of ASC 320 (Note 1) .......................        11       --
                                                       -------   ------
Balance, end of year ...............................   $ 9,186   $9,419
                                                       =======   ======

(1) In 2008, DAC amortization includes significant unlocking due to the impact of lower estimated gross profits arising from higher benefits to policyholders related to certain separate account guarantees. This unlocking contributed to the overall negative amortization during the year.

The balance of and changes in deferred sales inducements as of and for the years ended December 31, were as follows:

                                                       DECEMBER 31,
                                                       ------------
                                                        2009   2008
                                                        ----   ----
                                                       (IN MILLIONS)
Balance, beginning of year .........................    $427   $313
Capitalization .....................................      63    116
Amortization .......................................     (77)    (3)
Change in unrealized investment gains and losses ...     (12)     1
Adoption of ASC 320 (Note 1) .......................     (22)    --
                                                        ----   ----
Balance, end of year ...............................    $379   $427
                                                        ====   ====

NOTE 18 -- SHARE-BASED PAYMENTS

The Company participates in the stock compensation plans of MFC. The Company uses the Black-Scholes-Merton option pricing model to estimate the value of stock options granted to employees. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. GAAP, is recorded in the accounts of the Company in other operating costs and expenses.

STOCK OPTIONS (ESOP)

Under MFC's Executive Stock Option Plan ("ESOP"), stock options are granted to selected individuals. Options provide the holder with the right to purchase common shares at an exercise price equal to the higher of the prior day or prior five day average closing market price of MFC's common shares on the Toronto Stock Exchange on the date the options were granted. The options vest over a period not exceeding four years and expire not more than 10 years from the grant date. A total of 73.6 million common shares have been reserved for issuance under the ESOP.

MFC grants Deferred Share Units ("DSUs") under the ESOP and the Stock Plan for Non-Employee Directors. Under the ESOP, the holder is entitled to receive cash payment equal to the value of the same number of common shares plus credited dividends on retirement or termination of employment. These DSUs vest over a three-year period, and each DSU entitles the holder to receive one common share on retirement or termination of employment. When dividends are paid on MFC's common shares, holders of DSUs are deemed to receive dividends at the same rate, payable in the form of additional DSUs. In 2009, 2008, and 2007, 56,000, 217,000, and 191,000 DSUs, respectively, were issued to certain employees who elected to defer receipt of all or part of their annual bonus. Also, in 2008 and 2007, 269,000, and 260,000 DSUs were issued to certain employees who elected to defer payment of all or part of their restricted share units. In 2009, no DSUs were granted to certain employees to defer payment of all or part of their restricted share units since the restricted share units scheduled to vest in 2009 did so without any payment value. Restricted share units are discussed below. The DSUs issued in 2009, 2008, and 2007 vested immediately upon grant.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Under the Stock Plan for Non-Employee Directors, each eligible director may elect to receive his or her annual director's retainer and fees in DSUs or common shares in lieu of cash. Upon termination of board service, an eligible director who has elected to receive DSUs will be entitled to receive cash equal to the value of the DSUs accumulated in his or her account or, at his or her direction, an equivalent number of common shares. A total of one million common shares of MFC have been reserved for issuance under the Stock Plan for Non-Employee Directors

The Company recorded compensation expense for stock options granted of $9 million, $9 million, and $6 million for the years ended December 31, 2009, 2008, and 2007, respectively.

GLOBAL SHARE OWNERSHIP PLAN (GSOP)

Effective January 1, 2001, MFC established the Global Share Ownership Plan ("GSOP") for its eligible employees and the Stock Plan for Non-Employee Directors. Under the GSOP, qualifying employees can choose to apply up to 5% of their annual base earnings toward the purchase of common shares of MFC. MFC matches a percentage of the employee's eligible contributions up to a maximum amount. MFC's contributions vest immediately. All contributions are used by the GSOP's trustee to purchase common shares in the open market. The Company's compensation expense related to the GSOP was $1 million for each of the three years ended December 31, 2009, 2008, and 2007.

RESTRICTED SHARE UNIT PLAN (RSU)

In 2003, MFC established the Restricted Share Unit ("RSU") Plan. For the years ended December 31, 2009, 2008, and 2007, 3.8 million, 1.8 million, and 1.5 million RSUs, respectively, were granted to certain eligible employees under this plan. During 2009, in addition to the RSUs, 0.6 million Special RSUs and
1.5 million Performance Share Units ("PSUs") were granted to eligible employees under this plan. There were no Special RSUs or PSUs granted in 2008 or 2007. Each RSU/Special RSU/PSU entitles the recipient to receive payment equal to the market value of one common share, plus credited dividends, at the time of vesting, subject to any performance conditions.

For the years ended December 31, 2009, 2008, and 2007, the Company granted 2.0 million, 0.7 million, and 0.7 million RSUs, respectively, to certain eligible employees. RSUs granted in 2009 vest 25% on the first anniversary, 25% on the second anniversary, and 50% on the date that is 34 months from the grant date. RSUs granted prior to 2009 vest three years from the grant date. The related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company's compensation expense related to RSUs was $14 million, $24 million, and $28 million for the years ended December 31, 2009, 2008, and 2007, respectively.

For the year ended December 31, 2009, the Company granted 0.3 million Special RSUs to certain eligible employees. Special RSUs vest on the date that is 22 months from the grant date, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company's compensation expense related to Special RSUs was $2 million for the year ended December 31, 2009.

For the year ended December 31, 2009, the Company granted 0.4 million PSUs to certain eligible employees. PSUs vest 25% on the first anniversary, 25% on the second anniversary, and 50% on the date that is 34 months from the grant date, subject to performance conditions that are equally weighted over the three performance periods, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company's compensation expense related to PSUs was $3 million for the year ended December 31, 2009.

NOTE 19 -- SUBSEQUENT EVENTS

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2009 consolidated financial statements through the date on which the consolidated financial statements were issued.

During the quarter ended March 31, 2010, the Company changed its assessment of the possible disallowance of the tax treatment and for interest on past due taxes related to the leveraged lease contingency disclosed in Note 11 - Commitments, Guarantees, Contingencies, and Legal Proceedings. Had this change been reflected in the results for the year ended December

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 19 -- SUBSEQUENT EVENTS - (CONTINUED)

31, 2009, the Company would have increased its provision by an additional $93 million and the maximum exposure would have decreased by $93 million.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)
Separate Account Q
December 31, 2009

         John Hancock Life Insurance Company (U.S.A.) Separate Account Q

                          Audited Financial Statements

                                December 31, 2009

                                    CONTENTS

Report of Ernst & Young LLP, Independent Registered Public Accounting Firm...    1
Statement of Assets and Liabilities..........................................    2
Statement of Operations and Changes in Contract Owners' Equity...............    7
Notes to Financial Statements................................................   18

(ERNST & YOUNG LOGO)                            ERNST & YOUNG LLP
                                                200 Clarendon Street
                                                Boston, Massachusetts 02116-5072
                                                Tel: + 1 617 266 2000
                                                Fax: + 1 617 266 5843
                                                www.ey.com

   REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
John Hancock Life Insurance Company (U.S.A.) Separate Account Q

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company (U.S.A.) Separate Account Q (formerly, John Hancock Variable Annuity Account H of John Hancock Life Insurance Company) (the "Account") comprised of the following sub-accounts,

500 Index Fund B Series NAV
Active Bond Series NAV
Blue Chip Series NAV
Brandes International
Business Opportunities Value
Capital Appreciation Series NAV
Equity Income Series NAV
Financial Services Series NAV
Frontier Capital Appreciation
Global Bond Series NAV
Health Series NAV
High Yield Series NAV
International Equity Index Series NAV
Lifestyle Balanced Series NAV
M Large Cap Growth
Mid Cap Index Series NAV
Mid Cap Stock Series NAV
Mid Value Series NAV
Money Market Trust B Series NAV
Optimized All Cap Series NAV
Overseas Equity Trust B Series NAV
Real Estate Securities Series NAV
Short-Term Bond Series NAV
Small Cap Growth Series NAV
Small Cap Index Series NAV
Small Cap Value Series NAV
Total Bond Market Trust B Series NAV
Total Return Series NAV
Total Stock Index Series NAV
U.S. Government Series NAV

as of December 31, 2009, and the related statements of operations and changes in contract owners' equity for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the underlying Portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account Q at December 31, 2009, and the results of their operations and changes in contract owners' equity for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        (ERNST & YOUNG LLP)

April 7, 2010

                                   A member firm of Ernst & Young Global Limited

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT Q
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                       500 Index                                                   Business        Capital
                                         Fund B     Active Bond    Blue Chip       Brandes      Opportunities   Appreciation
                                       Series NAV    Series NAV    Series NAV   International       Value        Series NAV
                                      -----------   -----------   -----------   -------------   -------------   ------------
TOTAL ASSETS
Investments at fair value             $72,584,478   $80,123,256   $37,271,758      $455,666        $115,243      $12,962,484
                                      ===========   ===========   ===========      ========        ========      ===========
NET ASSETS
Contracts in accumulation             $72,529,378   $80,111,468   $37,230,857      $455,666        $115,243      $12,962,484
Contracts in payout (annuitization)        55,100        11,788        40,901            --              --               --
                                      -----------   -----------   -----------      --------        --------      -----------
Total net assets                      $72,584,478   $80,123,256   $37,271,758      $455,666        $115,243      $12,962,484
                                      ===========   ===========   ===========      ========        ========      ===========
Units outstanding                       4,288,095     5,812,584     4,601,875        28,826           8,388        3,170,572
Unit value                            $     16.93   $     13.78   $      8.10      $  15.81        $  13.74      $      4.09
Shares                                  5,218,151     8,709,049     2,140,825        39,383          12,131        1,456,459
Cost                                  $78,553,844   $82,162,839   $35,529,745      $617,817        $146,690      $12,806,512

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT Q
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                     Equity Income  Financial Services  Frontier Capital  Global Bond     Health     High Yield
                                       Series NAV       Series NAV        Appreciation     Series NAV   Series NAV   Series NAV
                                     -------------  ------------------  ----------------  -----------  -----------  -----------
TOTAL ASSETS
Investments at fair value             $59,213,620       $11,956,930         $258,677      $18,066,734  $ 9,463,381  $18,090,495
                                      ===========       ===========         ========      ===========  ===========  ===========
NET ASSETS
Contracts in accumulation             $59,213,620       $11,935,695         $258,677      $18,043,526  $ 9,463,381  $18,090,495
Contracts in payout (annuitization)            --            21,235               --           23,208           --           --
                                      -----------       -----------         --------      -----------  -----------  -----------
Total net assets                      $59,213,620       $11,956,930         $258,677      $18,066,734  $ 9,463,381  $18,090,495
                                      ===========       ===========         ========      ===========  ===========  ===========
Units outstanding                       4,462,569           866,854           17,392        1,153,129      633,679    1,410,949
Unit value                            $     13.27       $     13.79         $  14.87      $     15.67  $     14.93  $     12.82
Shares                                  4,841,670         1,131,214           12,637        1,493,119      702,552    2,227,893
Cost                                  $76,316,725       $14,657,917         $278,103      $20,570,733  $10,196,798  $19,337,599

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT Q
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                     International
                                      Equity Index  Lifestyle Balanced  M Large Cap  Mid Cap Index  Mid Cap Stock   Mid Value
                                       Series NAV       Series NAV         Growth      Series NAV     Series NAV    Series NAV
                                     -------------  ------------------  -----------  -------------  -------------  -----------
TOTAL ASSETS
Investments at fair value             $29,111,587      $145,672,956       $170,459     $5,069,362    $18,856,053   $20,623,044
                                      ===========      ============       ========     ==========    ===========   ===========
NET ASSETS
Contracts in accumulation             $29,058,527      $145,585,401       $170,459     $5,069,362    $18,856,053   $20,623,044
Contracts in payout (annuitization)        53,060            87,555             --             --             --            --
                                      -----------      ------------       --------     ----------    -----------   -----------
Total net assets                      $29,111,587      $145,672,956       $170,459     $5,069,362    $18,856,053   $20,623,044
                                      ===========      ============       ========     ==========    ===========   ===========
Units outstanding                       1,945,712        13,195,685         19,234        411,187        717,404     1,010,500
Unit value                            $     14.96      $      11.04       $   8.86     $    12.33    $     26.28   $     20.41
Shares                                  1,987,139        13,475,759         12,874        356,746      1,635,391     2,110,854
Cost                                  $36,892,512      $122,795,417       $204,846     $5,859,102    $25,222,138   $24,068,968

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT Q
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                      Money Market                     Overseas Equity  Real Estate   Short-Term
                                        Trust B     Optimized All Cap      Trust B       Securities      Bond     Small Cap Growth
                                       Series NAV       Series NAV        Series NAV     Series NAV   Series NAV     Series NAV
                                     -------------  -----------------  ---------------  -----------  -----------  ----------------
TOTAL ASSETS
Investments at fair value             $80,727,689      $63,644,598       $23,966,045    $20,250,819  $27,838,825     $18,658,895
                                      ===========      ===========       ===========    ===========  ===========     ===========
NET ASSETS
Contracts in accumulation             $80,698,685      $63,606,751       $23,966,045    $20,242,160  $27,838,825     $18,658,895
Contracts in payout (annuitization)        29,004           37,847                --          8,659           --              --
                                      -----------      -----------       -----------    -----------  -----------     -----------
Total net assets                      $80,727,689      $63,644,598       $23,966,045    $20,250,819  $27,838,825     $18,658,895
                                      ===========      ===========       ===========    ===========  ===========     ===========
Units outstanding                       7,358,435        9,486,651         2,049,261      1,040,268    2,061,022       1,701,027
Unit value                            $     10.97      $      6.71       $     11.69    $     19.47  $     13.51     $     10.97
Shares                                 80,727,689        5,817,605         2,522,742      2,272,819    3,532,846       2,245,354
Cost                                  $80,727,689      $82,917,178       $30,477,411    $28,894,818  $31,936,664     $21,795,773

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT Q
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                                         Total Bond                  Total Stock
                                     Small Cap Index  Small Cap Value  Market Trust B  Total Return     Index     U.S. Government
                                        Series NAV       Series NAV      Series NAV     Series NAV    Series NAV     Series NAV
                                     ---------------  ---------------  --------------  ------------  -----------  ---------------
TOTAL ASSETS
Investments at fair value               $5,597,135      $38,936,675      $33,899,811    $20,356,713  $29,221,558      $261,585
                                        ==========      ===========      ===========    ===========  ===========      ========
NET ASSETS
Contracts in accumulation               $5,597,135      $38,853,277      $33,899,811    $20,356,713  $29,221,558      $261,585
Contracts in payout (annuitization)             --           83,398               --             --           --            --
                                        ----------      -----------      -----------    -----------  -----------      --------
Total net assets                        $5,597,135      $38,936,675      $33,899,811    $20,356,713  $29,221,558      $261,585
                                        ==========      ===========      ===========    ===========  ===========      ========
Units outstanding                          486,869        1,475,889        2,268,372      1,540,392    2,400,004        21,452
Unit value                              $    11.50      $     26.38      $     14.94    $     13.22  $     12.18      $  12.19
Shares                                     502,436        2,594,049        3,400,182      1,459,263    2,887,506        21,062
Cost                                    $7,109,422      $46,209,490      $33,782,953    $19,987,516  $31,544,182      $275,692

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT Q STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                      FOR THE YEARS ENDED DECEMBER 31, 2009

                                       500 Index Fund B Series NAV      Active Bond Series NAV        Blue Chip Series NAV
                                       ---------------------------   ---------------------------   --------------------------
                                           2009           2008           2009           2008           2009          2008
                                       ------------   ------------   ------------   ------------   -----------   ------------
Income:
   Dividend distributions received     $  1,467,220   $  2,471,355   $  5,587,607   $  5,897,154   $    64,998   $    205,393
Expenses:
   Mortality and expense risk and
      administrative charges               (898,772)    (1,639,164)    (1,049,137)    (1,519,236)     (444,804)      (722,054)
                                       ------------   ------------   ------------   ------------   -----------   ------------
Net investment income (loss)                568,448        832,191      4,538,470      4,377,918      (379,806)      (516,661)
                                       ------------   ------------   ------------   ------------   -----------   ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                   --        859,354             --             --            --      1,009,539
   Net realized gain (loss)              (6,663,797)     1,984,696     (4,861,384)    (3,944,050)   (1,224,016)     1,523,450
                                       ------------   ------------   ------------   ------------   -----------   ------------
Realized gains (losses)                  (6,663,797)     2,844,050     (4,861,384)    (3,944,050)   (1,224,016)     2,532,989
                                       ------------   ------------   ------------   ------------   -----------   ------------
Unrealized appreciation
   (depreciation) during the period      20,887,945    (60,929,359)    17,245,143    (13,999,390)   13,519,499    (31,311,752)
                                       ------------   ------------   ------------   ------------   -----------   ------------
Net increase (decrease) in contract
   owners' equity from operations        14,792,595    (57,253,118)    16,922,229    (13,565,522)   11,915,677    (29,295,424)
                                       ------------   ------------   ------------   ------------   -----------   ------------
Changes from principal transactions:
   Purchase payments                        317,271        647,058        192,158        380,278       195,037        348,780
   Transfers between sub-accounts
      and the company                    (2,553,537)    (9,355,673)    (1,650,889)    (7,157,503)       50,781     (2,140,042)
   Withdrawals                          (19,424,732)   (32,929,413)   (25,050,559)   (31,956,517)   (8,865,113)   (11,229,247)
   Annual contract fee                     (132,212)      (205,242)      (111,252)      (149,430)      (61,950)       (91,597)
                                       ------------   ------------   ------------   ------------   -----------   ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                         (21,793,210)   (41,843,270)   (26,620,542)   (38,883,172)   (8,681,245)   (13,112,106)
                                       ------------   ------------   ------------   ------------   -----------   ------------
Total increase (decrease) in
   contract owners' equity               (7,000,615)   (99,096,388)    (9,698,313)   (52,448,694)    3,234,432    (42,407,530)
Contract owners' equity at beginning
   of period                             79,585,093    178,681,481     89,821,569    142,270,263    34,037,326     76,444,856
                                       ------------   ------------   ------------   ------------   -----------   ------------
Contract owners' equity at end of
   period                              $ 72,584,478   $ 79,585,093   $ 80,123,256   $ 89,821,569   $37,271,758   $ 34,037,326
                                       ============   ============   ============   ============   ===========   ============

                                           2009           2008           2009           2008           2009          2008
                                       ------------   ------------   ------------   ------------   -----------   ------------
Units, beginning of period                5,830,921      8,076,493      8,022,042     11,207,852     5,965,297      7,628,173
Units issued                                 91,137        176,188        227,298        182,890       224,459        410,707
Units redeemed                            1,633,963      2,421,760      2,436,756      3,368,700     1,587,881      2,073,583
                                       ------------   ------------   ------------   ------------   -----------   ------------
Units, end of period                      4,288,095      5,830,921      5,812,584      8,022,042     4,601,875      5,965,297
                                       ============   ============   ============   ============   ===========   ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT Q STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                      FOR THE YEARS ENDED DECEMBER 31, 2009

                                                                     Business            Capital Appreciation
                                       Brandes International    Opportunities Value           Series NAV
                                       ---------------------   --------------------   --------------------------
                                          2009        2008       2009        2008         2009          2008
                                       ---------   ---------   --------   ---------   -----------   ------------
Income:
   Dividend distributions received     $   9,907   $  15,700   $  1,018   $     117   $    36,709   $     95,972
Expenses:
   Mortality and expense risk and
      administrative charges              (4,474)     (7,866)    (1,717)     (3,367)     (160,755)      (261,762)
                                       ---------   ---------   --------   ---------   -----------   ------------
Net investment income (loss)               5,433       7,834       (699)     (3,250)     (124,046)      (165,790)
                                       ---------   ---------   --------   ---------   -----------   ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --      41,965         --       7,998            --             --
   Net realized gain (loss)              (59,768)    (96,941)   (15,476)    (39,485)   (1,254,049)      (413,558)
                                       ---------   ---------   --------   ---------   -----------   ------------
Realized gains (losses)                  (59,768)    (54,976)   (15,476)    (31,487)   (1,254,049)      (413,558)
                                       ---------   ---------   --------   ---------   -----------   ------------
Unrealized appreciation
   (depreciation) during the period      124,607    (250,021)    40,514     (56,442)    5,620,043     (8,530,953)
                                       ---------   ---------   --------   ---------   -----------   ------------
Net increase (decrease) in contract
   owners' equity from operations         70,272    (297,163)    24,339     (91,179)    4,241,948     (9,110,301)
                                       ---------   ---------   --------   ---------   -----------   ------------
Changes from principal transactions:
   Purchase payments                          --       2,892         --          --        77,332        176,405
   Transfers between sub-accounts
      and the company                    157,419     (55,052)    12,580     (77,737)     (676,348)    (1,428,258)
   Withdrawals                          (104,445)   (137,633)   (39,259)    (20,980)   (3,577,689)    (4,698,711)
   Annual contract fee                      (495)       (676)       (80)       (251)      (21,462)       (30,691)
                                       ---------   ---------   --------   ---------   -----------   ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           52,479    (190,469)   (26,759)    (98,968)   (4,198,167)    (5,981,255)
                                       ---------   ---------   --------   ---------   -----------   ------------
Total increase (decrease) in
   contract owners' equity               122,751    (487,632)    (2,420)   (190,147)       43,781    (15,091,556)
Contract owners' equity at beginning
   of period                             332,915     820,547    117,663     307,810    12,918,703     28,010,259
                                       ---------   ---------   --------   ---------   -----------   ------------
Contract owners' equity at end of
   period                              $ 455,666   $ 332,915   $115,243   $ 117,663   $12,962,484   $ 12,918,703
                                       =========   =========   ========   =========   ===========   ============

                                          2009        2008       2009        2008         2009          2008
                                       ---------   ---------   --------   ---------   -----------   ------------
Units, beginning of period                25,336      37,567     10,362      18,128     4,486,491      6,087,231
Units issued                               8,954       2,980        527         305       223,331        343,762
Units redeemed                             5,464      15,211      2,501       8,071     1,539,250      1,944,502
                                       ---------   ---------   --------   ---------   -----------   ------------
Units, end of period                      28,826      25,336      8,388      10,362     3,170,572      4,486,491
                                       =========   =========   ========   =========   ===========   ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT Q STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                      FOR THE YEARS ENDED DECEMBER 31, 2009

                                                                      Financial Services Series     Frontier Capital
                                         Equity Income Series NAV                NAV                  Appreciation
                                       ---------------------------   --------------------------   --------------------
                                           2009           2008           2009          2008         2009        2008
                                       ------------   ------------   -----------   ------------   --------   ---------
Income:
   Dividend distributions
   received                            $  1,213,480   $  2,395,530   $    81,825   $    143,745   $    101   $      --
Expenses:
   Mortality and expense risk and
      administrative charges               (748,355)    (1,392,313)     (140,840)      (222,068)    (3,417)     (5,682)
                                       ------------   ------------   -----------   ------------   --------   ---------
Net investment income (loss)                465,125      1,003,217       (59,015)       (78,323)    (3,316)     (5,682)
                                       ------------   ------------   -----------   ------------   --------   ---------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                   --      2,948,230            --      1,068,729         --      11,736
   Net realized gain (loss)             (12,287,199)    (6,298,023)   (1,823,666)    (1,296,050)   (31,358)    (43,499)
                                       ------------   ------------   -----------   ------------   --------   ---------
Realized gains (losses)                 (12,287,199)    (3,349,793)   (1,823,666)      (227,321)   (31,358)    (31,763)
                                       ------------   ------------   -----------   ------------   --------   ---------
Unrealized appreciation
   (depreciation) during the period      23,345,082    (43,578,706)    5,758,840     (9,490,983)   130,439    (168,013)
                                       ------------   ------------   -----------   ------------   --------   ---------
Net increase (decrease) in contract
   owners' equity from operations        11,523,008    (45,925,282)    3,876,159     (9,796,627)    95,765    (205,458)
                                       ------------   ------------   -----------   ------------   --------   ---------
Changes from principal transactions:
   Purchase payments                        250,318        497,206        30,058         76,479         --       2,500
   Transfers between sub-accounts
      and the company                    (2,862,017)    (8,997,790)      604,447       (981,271)    (8,431)    (62,702)
   Withdrawals                          (16,689,942)   (22,782,472)   (2,675,839)    (4,268,024)   (76,516)    (30,017)
   Annual contract fee                     (116,178)      (186,512)      (21,123)       (30,765)      (141)       (293)
                                       ------------   ------------   -----------   ------------   --------   ---------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                         (19,417,819)   (31,469,568)   (2,062,457)    (5,203,581)   (85,088)    (90,512)
                                       ------------   ------------   -----------   ------------   --------   ---------
Total increase (decrease) in
   contract owners' equity               (7,894,811)   (77,394,850)    1,813,702    (15,000,208)    10,677    (295,970)
Contract owners' equity at beginning
   of period                             67,108,430    144,503,280    10,143,228     25,143,436    248,000     543,970
                                       ------------   ------------   -----------   ------------   --------   ---------
Contract owners' equity at end of
   period                              $ 59,213,620   $ 67,108,430   $11,956,930   $ 10,143,228   $258,677   $ 248,000
                                       ============   ============   ===========   ============   ========   =========

                                           2009           2008           2009          2008         2009        2008
                                       ------------   ------------   -----------   ------------   --------   ---------
Units, beginning of period                6,276,473      8,546,529     1,025,446      1,386,714     23,273      30,701
Units issued                                104,530        178,758       554,521        108,623      1,373       2,487
Units redeemed                            1,918,434      2,448,814       713,113        469,891      7,254       9,915
                                       ------------   ------------   -----------   ------------   --------   ---------
Units, end of period                      4,462,569      6,276,473       866,854      1,025,446     17,392      23,273
                                       ============   ============   ===========   ============   ========   =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT Q STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                      FOR THE YEARS ENDED DECEMBER 31, 2009

                                         Global Bond Series NAV        Health Series NAV
                                       -------------------------   -------------------------
                                           2009          2008          2009          2008
                                       -----------   -----------   -----------   -----------
Income:
   Dividend distributions received     $ 2,523,251   $   203,395   $        --   $        --
Expenses:
   Mortality and expense risk and
      administrative charges              (262,112)     (411,756)     (120,219)     (192,075)
                                       -----------   -----------   -----------   -----------
Net investment income (loss)             2,261,139      (208,361)     (120,219)     (192,075)
                                       -----------   -----------   -----------   -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                           2,908,391            --       128,427       360,650
   Net realized gain (loss)             (1,841,495)     (404,184)   (1,085,486)     (215,218)
                                       -----------   -----------   -----------   -----------
Realized gains (losses)                  1,066,896      (404,184)     (957,059)      145,432
                                       -----------   -----------   -----------   -----------
Unrealized appreciation
   (depreciation) during the period       (959,849)   (1,658,307)    3,439,566    (5,270,755)
                                       -----------   -----------   -----------   -----------
Net increase (decrease) in contract
   owners' equity from operations        2,368,186    (2,270,852)    2,362,288    (5,317,398)
                                       -----------   -----------   -----------   -----------
Changes from principal transactions:
   Purchase payments                        65,066       164,991        51,182       107,533
   Transfers between sub-accounts
      and the company                   (2,122,195)    7,321,713      (204,978)     (702,961)
   Withdrawals                          (6,645,423)   (9,046,486)   (2,681,408)   (2,984,033)
   Annual contract fee                     (34,565)      (48,209)      (17,015)      (26,423)
                                       -----------   -----------   -----------   -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                         (8,737,117)   (1,607,991)   (2,852,219)   (3,605,884)
                                       -----------   -----------   -----------   -----------
Total increase (decrease) in
   contract owners' equity              (6,368,931)   (3,878,843)     (489,931)   (8,923,282)
Contract owners' equity at beginning
   of period                            24,435,665    28,314,508     9,953,312    18,876,594
                                       -----------   -----------   -----------   -----------
Contract owners' equity at end of
   period                              $18,066,734   $24,435,665   $ 9,463,381   $ 9,953,312
                                       ===========   ===========   ===========   ===========

                                           2009         2008           2009          2008
                                       -----------   -----------   -----------   -----------
Units, beginning of period               1,752,359     1,919,276       871,437     1,144,413
Units issued                                60,720       903,703        60,936       117,074
Units redeemed                             659,950     1,070,620       298,694       390,050
                                       -----------   -----------   -----------   -----------
Units, end of period                     1,153,129     1,752,359       633,679       871,437
                                       ===========   ===========   ===========   ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT Q STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                      FOR THE YEARS ENDED DECEMBER 31, 2009

                                                                    International Equity Index        Lifestyle Balanced
                                          High Yield Series NAV             Series NAV                    Series NAV
                                       --------------------------   --------------------------   ---------------------------
                                           2009          2008           2009          2008           2009           2008
                                       -----------   ------------   -----------   ------------   ------------   ------------
Income:
   Dividend distributions received     $ 1,876,978   $  2,174,801   $   971,179   $  1,232,393   $  5,701,073   $  6,460,384
Expenses:
   Mortality and expense risk and
      administrative charges              (228,157)      (333,029)     (355,428)      (685,679)    (1,813,953)      (276,976)
                                       -----------   ------------   -----------   ------------   ------------   ------------
Net investment income (loss)             1,648,821      1,841,772       615,751        546,714      3,887,121      6,183,408
                                       -----------   ------------   -----------   ------------   ------------   ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                  --             --       528,371        540,218        119,626             --
   Net realized gain (loss)             (2,682,157)    (1,277,676)   (3,383,075)     2,964,985      1,474,511       (478,249)
                                       -----------   ------------   -----------   ------------   ------------   ------------
Realized gains (losses)                 (2,682,157)    (1,277,676)   (2,854,704)     3,505,203      1,594,137       (478,249)
                                       -----------   ------------   -----------   ------------   ------------   ------------
Unrealized appreciation
   (depreciation) during the period      8,387,390     (8,539,408)   10,691,321    (33,159,273)    30,584,069     (7,706,531)
                                       -----------   ------------   -----------   ------------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from operations        7,354,054     (7,975,312)    8,452,368    (29,107,356)    36,065,327     (2,001,372)
                                       -----------   ------------   -----------   ------------   ------------   ------------
Changes from principal
   transactions:
   Purchase payments                        89,889        107,385       108,828        293,606        328,138         50,359
   Transfers between sub-accounts
      and the company                     (920,721)    (2,055,450)     (558,423)    (6,073,010)    (1,771,533)   156,266,568
   Withdrawals                          (5,415,131)    (6,004,142)   (7,635,724)   (13,684,362)   (37,685,879)    (5,364,263)
   Annual contract fee                     (32,929)       (43,444)      (53,732)       (92,236)      (182,436)       (31,952)
                                       -----------   ------------   -----------   ------------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                         (6,278,892)    (7,995,651)   (8,139,051)   (19,556,002)   (39,311,711)   150,920,712
                                       -----------   ------------   -----------   ------------   ------------   ------------
Total increase (decrease) in
   contract owners' equity               1,075,162    (15,970,963)      313,317    (48,663,358)    (3,246,384)   148,919,340
Contract owners' equity at beginning
   of period                            17,015,333     32,986,296    28,798,270     77,461,628    148,919,340             --
                                       -----------   ------------   -----------   ------------   ------------   ------------
Contract owners' equity at end of
   period                              $18,090,495   $ 17,015,333   $29,111,587   $ 28,798,270   $145,672,956   $148,919,340
                                       ===========   ============   ===========   ============   ============   ============

                                           2009          2008           2009          2008           2009           2008
                                       -----------   ------------   -----------   ------------   ------------   ------------
Units, beginning of period               2,029,450      2,742,002     2,650,472      3,953,905     17,453,848             --
Units issued                               120,301        195,151       108,708        240,266        223,159     18,478,717
Units redeemed                             738,802        907,703       813,468      1,543,699      4,481,322      1,024,869
                                       -----------   ------------   -----------   ------------   ------------   ------------
Units, end of period                     1,410,949      2,029,450     1,945,712      2,650,472     13,195,685     17,453,848
                                       ===========   ============   ===========   ============   ============   ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT Q STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                      FOR THE YEARS ENDED DECEMBER 31, 2009

                                        M Large Cap Growth     Mid Cap Index Series NAV
                                       --------------------   -------------------------
                                         2009        2008         2009          2008
                                       --------   ---------   -----------   -----------
Income:
   Dividend distributions received     $  1,139   $      57   $    48,121   $    75,529
Expenses:
   Mortality and expense risk and
      administrative charges             (2,302)     (3,740)      (59,216)     (102,464)
                                       --------   ---------   -----------   -----------
Net investment income (loss)             (1,164)     (3,683)      (11,095)      (26,935)
                                       --------   ---------   -----------   -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                               --       7,767        72,429       223,184
   Net realized gain (loss)             (16,934)      1,064      (899,361)     (768,340)
                                       --------   ---------   -----------   -----------
Realized gains (losses)                 (16,934)      8,831      (826,932)     (545,156)
                                       --------   ---------   -----------   -----------
Unrealized appreciation
   (depreciation) during the period      69,079    (172,531)    2,187,209    (2,778,144)
                                       --------   ---------   -----------   -----------
Net increase (decrease) in contract
   owners' equity from operations        50,981    (167,383)    1,349,182    (3,350,235)
                                       --------   ---------   -----------   -----------
Changes from principal transactions:
   Purchase payments                         15          --        39,140        48,177
   Transfers between sub-accounts
      and the company                     9,504     (48,483)      251,298      (450,080)
   Withdrawals                          (43,808)    (11,528)   (1,368,574)   (3,135,916)
   Annual contract fee                     (200)       (367)       (8,511)      (13,517)
                                       --------   ---------   -----------   -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                         (34,488)    (60,378)   (1,086,648)   (3,551,336)
                                       --------   ---------   -----------   -----------
Total increase (decrease) in
   contract owners' equity               16,493    (227,761)      262,534    (6,901,571)
Contract owners' equity at beginning
   of period                            153,966     381,727     4,806,828    11,708,399
                                       --------   ---------   -----------   -----------
Contract owners' equity at end of
   period                              $170,459   $ 153,966   $ 5,069,362   $ 4,806,828
                                       ========   =========   ===========   ===========

                                         2009        2008         2009          2008
                                       --------   ---------   -----------   -----------
Units, beginning of period               21,827      29,398       529,500       817,169
Units issued                              2,494       2,984        41,746        88,987
Units redeemed                            5,087      10,555       160,059       376,656
                                       --------   ---------   -----------   -----------
Units, end of period                     19,234      21,827       411,187       529,500
                                       ========   =========   ===========   ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT Q STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                      FOR THE YEARS ENDED DECEMBER 31, 2009

                                                                                                       Money Market Trust B
                                        Mid Cap Stock Series NAV        Mid Value Series NAV                Series NAV
                                       --------------------------   ----------------------------   ----------------------------
                                           2009          2008           2009            2008           2009            2008
                                       -----------   ------------   ------------   -------------   ------------   -------------
Income:
   Dividend distributions received     $        --   $         --   $    120,355   $     343,228   $    532,016   $   2,461,015
Expenses:
   Mortality and expense risk and
      administrative charges              (225,186)      (410,517)      (248,119)       (396,278)    (1,325,791)     (1,511,048)
                                       -----------   ------------   ------------   -------------   ------------   -------------
Net investment income (loss)              (225,186)      (410,517)      (127,764)        (53,050)      (793,776)        949,967
                                       -----------   ------------   ------------   -------------   ------------   -------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                  --        977,426             --         682,116             --              --
   Net realized gain (loss)             (2,497,243)       260,694     (3,228,263)     (3,402,614)            --          58,156
                                       -----------   ------------   ------------   -------------   ------------   -------------
Realized gains (losses)                 (2,497,243)     1,238,120     (3,228,263)     (2,720,498)            --          58,156
                                       -----------   ------------   ------------   -------------   ------------   -------------
Unrealized appreciation
   (depreciation) during the period      7,144,270    (18,531,638)    10,134,258      (9,100,267)            --              --
                                       -----------   ------------   ------------   -------------   ------------   -------------
Net increase (decrease) in contract
   owners' equity from operations        4,421,841    (17,704,035)     6,778,231     (11,873,815)      (793,776)      1,008,123
                                       -----------   ------------   ------------   -------------   ------------   -------------
Changes from principal transactions:
   Purchase payments                       114,081        146,296         75,400         187,923        366,985         396,572
   Transfers between sub-accounts
      and the company                     (286,697)    (4,908,080)       (40,449)     (4,057,367)     6,133,196     132,551,934
   Withdrawals                          (4,128,567)    (5,300,462)    (4,753,603)     (5,664,676)   (52,063,466)   (113,470,823)
   Annual contract fee                     (33,762)       (54,087)       (36,457)        (53,099)      (159,069)       (143,394)
                                       -----------   ------------   ------------   -------------   ------------   -------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                         (4,334,945)   (10,116,333)    (4,755,109)     (9,587,219)   (45,722,354)     19,334,289
                                       -----------   ------------   ------------   -------------   ------------   -------------
Total increase (decrease) in
   contract owners' equity                  86,897    (27,820,368)     2,023,122     (21,461,034)   (46,516,130)     20,342,412
Contract owners' equity at beginning
   of period                            18,769,156     46,589,524     18,599,922      40,060,956    127,243,819     106,901,407
                                       -----------   ------------   ------------   -------------   ------------   -------------
Contract owners' equity at end of
   period                              $18,856,053   $ 18,769,156   $ 20,623,044   $  18,599,922   $ 80,727,689   $ 127,243,819
                                       ===========   ============   ============   =============   ============   =============

                                           2009          2008           2009            2008           2009            2008
                                       -----------   ------------   ------------   -------------   ------------   -------------
Units, beginning of period                 920,839      1,273,928      1,308,849       1,808,747     11,506,722       9,737,362
Units issued                                39,537         76,596         47,718          57,046      2,248,077       6,842,215
Units redeemed                             242,972        429,685        346,067         556,944      6,396,364       5,072,855
                                       -----------   ------------   ------------   -------------   ------------   -------------
Units, end of period                       717,404        920,839      1,010,500       1,308,849      7,358,435      11,506,722
                                       ===========   ============   ============   =============   ============   =============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT Q STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                      FOR THE YEARS ENDED DECEMBER 31, 2009

                                            Optimized All Cap          Overseas Equity Trust B       Real Estate Securities
                                                Series NAV                   Series NAV                    Series NAV
                                       ---------------------------   --------------------------   ---------------------------
                                           2009           2008           2009          2008           2009           2008
                                       ------------   ------------   -----------   ------------   ------------   ------------
Income:
   Dividend distributions received     $    835,765   $    874,421   $   465,727   $    734,105   $    588,847   $  1,179,224
Expenses:
   Mortality and expense risk and
      administrative charges               (768,247)      (906,206)     (293,204)      (539,107)      (221,635)      (485,673)
                                       ------------   ------------   -----------   ------------   ------------   ------------
Net investment income (loss)                 67,518        (31,785)      172,523        194,998        367,212        693,551
                                       ------------   ------------   -----------   ------------   ------------   ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                   --             --            --      2,659,777             --        575,484
   Net realized gain (loss)             (12,059,447)    (5,978,646)   (2,209,143)       634,903    (14,444,030)   (17,325,887)
                                       ------------   ------------   -----------   ------------   ------------   ------------
Realized gains (losses)                 (12,059,447)    (5,978,646)   (2,209,143)     3,294,680    (14,444,030)   (16,750,403)
                                       ------------   ------------   -----------   ------------   ------------   ------------
Unrealized appreciation
   (depreciation) during the period      25,764,120    (45,036,699)    7,650,447    (25,212,507)    18,124,119        317,982
                                       ------------   ------------   -----------   ------------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from operations        13,772,191    (51,047,130)    5,613,827    (21,722,829)     4,047,301    (15,738,870)
                                       ------------   ------------   -----------   ------------   ------------   ------------
Changes from principal transactions:
   Purchase payments                        359,344        308,147       120,833        244,596         61,541        176,667
   Transfers between sub-accounts
      and the company                    (2,376,534)   136,706,827      (603,116)    (3,266,799)       600,689     (5,567,238)
   Withdrawals                          (15,645,976)   (18,259,688)   (5,880,670)    (7,955,096)    (5,015,259)    (8,055,407)
   Annual contract fee                      (84,574)       (88,009)      (43,088)       (68,134)       (28,027)       (55,763)
                                       ------------   ------------   -----------   ------------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                         (17,747,740)   118,667,277    (6,406,041)   (11,045,433)    (4,381,056)   (13,501,741)
                                       ------------   ------------   -----------   ------------   ------------   ------------
Total increase (decrease) in
   contract owners' equity               (3,975,549)    67,620,147      (792,214)   (32,768,262)      (333,755)   (29,240,611)
Contract owners' equity at beginning
   of period                             67,620,147             --    24,758,259     57,526,521     20,584,574     49,825,185
                                       ------------   ------------   -----------   ------------   ------------   ------------
Contract owners' equity at end of
   period                              $ 63,644,598   $ 67,620,147   $23,966,045   $ 24,758,259   $ 20,250,819   $ 20,584,574
                                       ============   ============   ===========   ============   ============   ============

                                           2009           2008           2009          2008           2009           2008
                                       ------------   ------------   -----------   ------------   ------------   ------------
Units, beginning of period               12,782,368             --     2,763,823      3,697,290      1,347,703      1,947,122
Units issued                                 68,044     16,730,404        80,971         96,244        302,982        153,618
Units redeemed                            3,363,761      3,948,036       795,533      1,029,711        610,417        753,037
                                       ------------   ------------   -----------   ------------   ------------   ------------
Units, end of period                      9,486,651     12,782,368     2,049,261      2,763,823      1,040,268      1,347,703
                                       ============   ============   ===========   ============   ============   ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT Q STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                      FOR THE YEARS ENDED DECEMBER 31, 2009

                                           Short-Term Bond Series NAV   Small Cap Growth Series NAV  Small Cap Index Series NAV
                                          ---------------------------   ---------------------------  --------------------------
                                              2009           2008           2009           2008           2009          2008
                                          ------------   ------------    -----------   ------------   -----------   -----------
Income:
   Dividend distributions received        $  1,494,612   $  2,932,781    $        --   $         --   $    43,963   $   122,388
Expenses:
   Mortality and expense risk and
      administrative charges                  (385,227)      (629,907)      (219,746)      (377,366)      (68,275)     (128,010)
                                          ------------   ------------    -----------   ------------   -----------   -----------
Net investment income (loss)                 1,109,385      2,302,874       (219,746)      (377,366)      (24,312)       (5,622)
                                          ------------   ------------    -----------   ------------   -----------   -----------
Realized gains (losses) on investments:
   Capital gain distributions received              --             --             --        383,905       180,015       112,360
   Net realized gain (loss)                 (4,714,258)    (2,788,596)    (1,323,336)       455,522      (995,196)     (374,821)
                                          ------------   ------------    -----------   ------------   -----------   -----------
Realized gains (losses)                     (4,714,258)    (2,788,596)    (1,323,336)       839,427      (815,181)     (262,461)
                                          ------------   ------------    -----------   ------------   -----------   -----------
Unrealized appreciation (depreciation)
   during the period                         8,391,779     (8,583,239)     6,342,464    (14,899,771)    2,022,431    (3,680,482)
                                          ------------   ------------    -----------   ------------   -----------   -----------
Net increase (decrease) in contract
   owners' equity from operations            4,786,906     (9,068,961)     4,799,382    (14,437,710)    1,182,938    (3,948,565)
                                          ------------   ------------    -----------   ------------   -----------   -----------
Changes from principal transactions:
   Purchase payments                            87,797        191,513         89,938        203,402        29,772        47,405
   Transfers between sub-accounts and
      the company                              606,793     (4,758,976)      (314,835)    (2,015,363)       49,951      (961,083)
   Withdrawals                             (10,118,702)   (13,498,876)    (4,127,048)    (7,898,710)   (1,855,590)   (3,785,196)
   Annual contract fee                         (54,260)       (78,622)       (32,640)       (47,840)       (9,949)      (16,425)
                                          ------------   ------------    -----------   ------------   -----------   -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             (9,478,372)   (18,144,961)    (4,384,585)    (9,758,511)   (1,785,816)   (4,715,299)
                                          ------------   ------------    -----------   ------------   -----------   -----------
Total increase (decrease) in contract
   owners' equity                           (4,691,466)   (27,213,922)       414,797    (24,196,221)     (602,878)   (8,663,864)
Contract owners' equity at beginning of
   period                                   32,530,291     59,744,213     18,244,098     42,440,319     6,200,013    14,863,877
                                          ------------   ------------    -----------   ------------   -----------   -----------
Contract owners' equity at end of
   period                                 $ 27,838,825   $ 32,530,291    $18,658,895   $ 18,244,098   $ 5,597,135   $ 6,200,013
                                          ============   ============    ===========   ============   ===========   ===========

                                              2009           2008            2009          2008           2009          2008
                                          ------------   ------------    -----------   ------------   -----------   -----------
Units, beginning of period                   2,802,705      4,057,310      2,225,876      3,111,719       674,900     1,059,336
Units issued                                   259,308        183,509         66,984         99,329        37,047        43,725
Units redeemed                               1,000,991      1,438,114        591,833        985,172       225,078       428,161
                                          ------------   ------------    -----------   ------------   -----------   -----------
Units, end of period                         2,061,022      2,802,705      1,701,027      2,225,876       486,869       674,900
                                          ============   ============    ===========   ============   ===========   ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT Q STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                      FOR THE YEARS ENDED DECEMBER 31, 2009

                                                                         Total Bond Market Trust B
                                           Small Cap Value Series NAV            Series NAV            Total Return Series NAV
                                          ---------------------------   ---------------------------   -------------------------
                                              2009           2008           2009           2008           2009          2008
                                          ------------   ------------   ------------   ------------   -----------   -----------
Income:
   Dividend distributions received        $    242,964   $    746,413   $  1,767,518   $  2,621,010   $   826,056   $ 1,059,400
Expenses:
   Mortality and expense risk and
      administrative charges                  (469,114)      (806,915)      (506,871)      (727,359)     (276,777)     (291,629)
                                          ------------   ------------   ------------   ------------   -----------   -----------
Net investment income (loss)                  (226,150)       (60,502)     1,260,647      1,893,651       549,279       767,771
                                          ------------   ------------   ------------   ------------   -----------   -----------
Realized gains (losses) on investments:
   Capital gain distributions received              --        221,741             --             --     1,002,456       232,546
   Net realized gain (loss)                 (7,924,377)    (1,016,500)      (326,654)      (671,896)      (64,128)       (4,429)
                                          ------------   ------------   ------------   ------------   -----------   -----------
Realized gains (losses)                     (7,924,377)      (794,759)      (326,654)      (671,896)      938,328       228,117
                                          ------------   ------------   ------------   ------------   -----------   -----------
Unrealized appreciation (depreciation)
   during the period                        16,343,806    (17,329,961)       879,263      1,025,288       852,319      (781,423)
                                          ------------   ------------   ------------   ------------   -----------   -----------
Net increase (decrease) in contract
   owners' equity from operations            8,193,279    (18,185,222)     1,813,256      2,247,043     2,339,926       214,465
                                          ------------   ------------   ------------   ------------   -----------   -----------
Changes from principal transactions:
   Purchase payments                           136,696        321,862         82,995        150,420        76,724       112,868
   Transfers between sub-accounts and
      the company                           (1,590,143)   (11,209,273)    (2,820,368)    (2,370,890)    2,225,750     6,710,747
   Withdrawals                              (9,541,160)   (13,926,102)   (13,781,203)   (14,211,012)   (5,710,684)   (4,693,798)
   Annual contract fee                         (63,198)       (99,223)       (67,679)       (83,310)      (43,829)      (45,589)
                                          ------------   ------------   ------------   ------------   -----------   -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            (11,057,805)   (24,912,736)   (16,586,255)   (16,514,792)   (3,452,039)    2,084,228
                                          ------------   ------------   ------------   ------------   -----------   -----------
Total increase (decrease) in contract
   owners' equity                           (2,864,526)   (43,097,958)   (14,772,999)   (14,267,749)   (1,112,113)    2,298,693
Contract owners' equity at beginning of
   period                                   41,801,201     84,899,159     48,672,810     62,940,559    21,468,826    19,170,133
                                          ------------   ------------   ------------   ------------   -----------   -----------
Contract owners' equity at end of
   period                                 $ 38,936,675   $ 41,801,201   $ 33,899,811   $ 48,672,810   $20,356,713   $21,468,826
                                          ============   ============   ============   ============   ===========   ===========

                                              2009           2008           2009           2008           2009          2008
                                          ------------   ------------   ------------   ------------   -----------   -----------
Units, beginning of period                   2,001,824      2,943,465      3,391,215      4,562,916     1,822,105     1,651,167
Units issued                                    34,358         69,253         89,958        313,379       339,510       888,002
Units redeemed                                 560,293      1,010,894      1,212,801      1,485,080       621,223       717,064
                                          ------------   ------------   ------------   ------------   -----------   -----------
Units, end of period                         1,475,889      2,001,824      2,268,372      3,391,215     1,540,392     1,822,105
                                          ============   ============   ============   ============   ===========   ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT Q STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                      FOR THE YEARS ENDED DECEMBER 31, 2009

                                               Total Stock Index         U.S. Government
                                                  Series NAV                Series NAV
                                          --------------------------   -------------------
                                              2009          2008         2009       2008
                                          -----------   ------------   --------   --------
Income:
   Dividend distributions received        $   438,039   $    769,150   $  8,348   $ 12,445
Expenses:
   Mortality and expense risk and
      administrative charges                 (364,819)      (667,563)    (3,529)    (4,352)
                                          -----------   ------------   --------   --------
Net investment income (loss)                   73,220        101,587      4,819      8,093
                                          -----------   ------------   --------   --------
Realized gains (losses) on investments:
   Capital gain distributions received             --         98,831      7,483         --
   Net realized gain (loss)                (2,689,149)       694,890     (7,748)    (7,104)
                                          -----------   ------------   --------   --------
Realized gains (losses)                    (2,689,149)       793,721       (265)    (7,104)
                                          -----------   ------------   --------   --------
Unrealized appreciation (depreciation)
   during the period                        9,104,639    (23,928,709)    14,565    (11,217)
                                          -----------   ------------   --------   --------
Net increase (decrease) in contract
   owners' equity from operations           6,488,710    (23,033,401)    19,119    (10,228)
                                          -----------   ------------   --------   --------
Changes from principal transactions:
   Purchase payments                          101,541        169,003         --        420
   Transfers between sub-accounts and
      the company                          (1,180,277)    (5,823,985)   (28,008)   (42,762)
   Withdrawals                             (7,966,369)   (11,551,001)   (39,706)   (11,673)
   Annual contract fee                        (57,888)       (90,260)      (381)      (431)
                                          -----------   ------------   --------   --------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            (9,102,993)   (17,296,243)   (68,095)   (54,446)
                                          -----------   ------------   --------   --------
Total increase (decrease) in contract
   owners' equity                          (2,614,283)   (40,329,644)   (48,976)   (64,674)
Contract owners' equity at beginning
   of period                               31,835,841     72,165,485    310,561    375,235
                                          -----------   ------------   --------   --------
Contract owners' equity at end of
   period                                 $29,221,558   $ 31,835,841   $261,585   $310,561
                                          ===========   ============   ========   ========

                                              2009          2008         2009       2008
                                          -----------   ------------   --------   --------
Units, beginning of period                  3,331,976      4,692,797     27,286     32,091
Units issued                                   60,049         96,132        333      3,289
Units redeemed                                992,021      1,456,953      6,167      8,094
                                          -----------   ------------   --------   --------
Units, end of period                        2,400,004      3,331,976     21,452     27,286
                                          ===========   ============   ========   ========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT Q
                         NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2009

1. ORGANIZATION

John Hancock Life Insurance Company (U.S.A.) Separate Account Q (the "Account"), formerly John Hancock Variable Annuity Account H of John Hancock Life Insurance Company ("JHLICO"), is a separate account of John Hancock Life Insurance Company (U.S.A.) (the "Company"). On December 31, 2009, JHLICO, which was a wholly owned subsidiary of John Hancock Financial Services, Inc. ("JHFS"), merged with and into the Company. As a result of the merger, JHLICO ceased to exist and its property and obligations became the property and obligations of the Company. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-six sub-accounts which are exclusively invested in a corresponding Portfolio of the John Hancock Trust (the "Trust") and four sub-accounts which are exclusively invested in a corresponding Portfolio of the M Funds (the "Outside Trust").

Each sub-account holds shares of a particular series ("Portfolio") of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer four classes of units to fund variable annuity contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, respectively, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust differ in the level of 12b-1 fees and other expenses assessed against the Portfolio's assets. At December 31, 2009, the sub-accounts had only issued Series NAV units and were only invested in Series NAV shares of the Trust.

The Company is an indirect, wholly owned subsidiary of The Manufacturers Life Insurance Company (MLI). MLI, in turn, is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC), a Canadian-based publicly traded stock life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

In addition to the Account, certain contract owners may also allocate funds to the Fixed Account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940.

There were no sub-accounts closed or opened in 2009.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT Q
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2009

2. SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

Investments made in the Portfolios of the Trust and of the Outside Trust are valued at the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

NET ASSETS IN PAYOUT (ANNUITIZATION) PERIOD

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3.5%, unless the annuitant elects otherwise, in which case the rate may be 5.0% or 6.0%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes.

EXPENSES

The Company assumes mortality and expense risks of the Contracts and provides administrative services to the Account for which asset charges are deducted at various annual rates, ranging from 1% to 1.7%, depending on the type of contract, of net assets of the sub-account. The Company makes certain other deductions from contract owner payments for premium taxes, rider fees, surrender fees, and annual contract fees, which are accounted for as a reduction of net assets resulting from contract owner transactions.

AMOUNTS RECEIVABLE/PAYABLE

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2009.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT Q
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2009

3. TRANSACTIONS WITH AFFILIATES

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC ("JHIMS"), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

4. FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS 157, "Fair Value Measurements", which was adopted effective January 1, 2008, is now incorporated into ASC 820, "Fair Value Measurement and Disclosure" ("ASC 820"). ASC 820 provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account's valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

- Level 1 - Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

- Level 2 - Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

- Level 3 - Fair value measurements using significant non market observable inputs.

All of the Account's sub-accounts' investments in a portfolio of the Trust and the Outside Trust are valued at Level 1.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT Q
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2009

5. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments from the Portfolios of the Trust and the Outside Trust during 2009 were as follows:

                                         Details of Investments
                                        -----------------------
Sub-account                              Purchases      Sales
-----------                             ----------   ----------
500 Index Fund B Series NAV              2,642,153   23,866,916
Active Bond Series NAV                   8,331,270   30,413,654
Blue Chip Series NAV                     1,516,436   10,577,944
Brandes International                      148,570       90,656
Business Opportunities Value                 7,790       35,247
Capital Appreciation Series NAV            855,857    5,178,066
Equity Income Series NAV                 2,321,876   21,274,569
Financial Services Series NAV            5,448,422    7,569,897
Frontier Capital Appreciation               12,350      100,754
Global Bond Series NAV                   6,255,894    9,823,387
Health Series NAV                          872,607    3,716,617
High Yield Series NAV                    3,028,495    7,658,566
International Equity Index Series NAV    2,792,899    9,787,794
Lifestyle Balanced Series NAV            7,873,308   43,178,233
M Large Cap Growth                          17,954       53,605
Mid Cap Index Series NAV                   584,965    1,610,278
Mid Cap Stock Series NAV                   787,831    5,347,961
Mid Value Series NAV                       888,537    5,771,410
Money Market Trust B Series NAV         24,891,109   71,407,238
Optimized All Cap Series NAV             1,212,577   18,892,798
Overseas Equity Trust B Series NAV       1,285,751    7,519,271
Real Estate Securities Series NAV        4,897,833    8,911,678
Short-Term Bond Series NAV               4,624,315   12,993,304
Small Cap Growth Series NAV                649,545    5,253,873
Small Cap Index Series NAV                 559,585    2,189,699
Small Cap Value Series NAV                 870,566   12,154,524
Total Bond Market Trust B Series NAV     3,012,190   18,337,802
Total Return Series NAV                  5,954,602    7,854,905
Total Stock Index Series NAV             1,029,001   10,058,774
U.S. Government Series NAV                  19,731       75,524

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT Q
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                            AT DECEMBER 31,                   FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                   -----------------------------------  -------------------------------------------------------
                                                                                            INVESTMENT
                                    UNITS   UNIT FAIR VALUE    ASSETS      EXPENSE RATIO      INCOME    TOTAL RETURN HIGHEST TO
SUB-ACCOUNT                  YEAR  (000S)  HIGHEST TO LOWEST   (000S)   HIGHEST TO LOWEST*    RATIO**          LOWEST***
-----------                  ----  ------  -----------------  --------  ------------------  ----------  -----------------------
500 Index Fund B Series
NAV                          2009   4,288   $15.00 to $12.24  $ 72,584    1.70% to 1.00%       2.09%        25.10% to 24.22%
                             2008   5,831    11.99 to 9.85      79,585     1.70 to 1.00        1.93        (37.82) to (38.25)
                             2007   8,076    19.28 to 15.95    178,681     1.70 to 1.00        2.90           4.22 to 3.49
                             2006  10,122    22.06 to 10.94    216,151     1.70 to 1.00        1.17          14.41 to 13.62
                             2005  12,086    19.32 to 9.57     226,837     1.70 to 1.00        0.30           8.16 to 2.89
Active Bond Series NAV       2009   5,813    18.19 to 12.00     80,123     1.70 to 1.00        6.81          23.62 to 22.76
                             2008   8,022    14.71 to 9.78      89,822     1.70 to 1.00        4.96        (11.37) to (11.99)
                             2007  11,208    16.60 to 11.11    142,270     1.70 to 1.00        8.64           3.01 to 2.30
                             2006  13,760    16.12 to 10.86    170,195     1.70 to 1.00        2.87           3.52 to 2.78
                             2005  16,928    15.57 to 10.57    203,310     1.70 to 1.00        1.35           1.53 to 0.81
Blue Chip Series NAV         2009   4,602    34.56 to 12.16     37,272     1.70 to 1.00        0.19          41.55 to 40.55
                             2008   5,965    24.41 to 8.65      34,037     1.70 to 1.00        0.37        (43.09) to (43.49)
                             2007   7,628    42.90 to 15.31     76,445     1.70 to 1.00        0.81          11.70 to 10.93
                             2006   8,876    38.40 to 8.47      79,558     1.70 to 1.00        0.25           8.50 to 7.74
                             2005  10,330    35.40 to 7.82      85,119     1.70 to 1.00        0.00          12.79 to 6.41
Brandes International        2009      29    18.96 to 15.40        456     1.70 to 1.15        2.97          23.85 to 23.17
                             2008      25    15.40 to 12.44        333     1.70 to 1.15        2.68        (40.53) to (40.86)
                             2007      38    26.03 to 20.91        821     1.70 to 1.15        1.78           6.78 to 6.20
                             2006      39    24.74 to 19.45        789     1.70 to 1.15        1.52          25.33 to 24.65
                             2005      30    19.80 to 15.53        501     1.70 to 1.15        1.36           9.29 to 8.69
Business Opportunities
   Value                     2009       8    14.60 to 12.07        115     1.70 to 1.15        0.89          23.15 to 22.48
                             2008      10    11.92 to 9.80         118     1.70 to 1.15        0.05        (35.23) to (35.59)
                             2007      18    18.51 to 15.13        308     1.70 to 1.15        0.75           4.24 to 3.67
                             2006      12    18.02 to 14.45        200     1.70 to 1.15        0.49          12.59 to 11.97
                             2005      14    16.05 to 12.85        198     1.70 to 1.15        0.81           6.58 to 5.99
Capital Appreciation
   Series NAV                2009   3,171    11.48 to 3.67      12,962     1.70 to 1.25        0.29          40.59 to 39.97
                             2008   4,486     8.20 to 2.61      12,919     1.70 to 1.25        0.47        (38.02) to (38.30)
                             2007   6,087    13.30 to 4.21      28,010     1.70 to 1.25        0.36          10.35 to 9.82
                             2006   7,461    12.22 to 3.81      30,969     1.70 to 1.25        0.00           0.83 to 0.51
Equity Income Series NAV     2009   4,463    13.01 to 9.72      59,214     1.70 to 1.25        2.11          24.19 to 23.63
                             2008   6,276    10.52 to 7.83      67,108     1.70 to 1.25        2.23        (36.74) to (37.02)
                             2007   8,547    16.71 to 12.37    144,503     1.70 to 1.25        2.89           2.11 to 1.66
                             2006  10,449    16.59 to 12.12    173,093     1.70 to 1.25        1.59          17.57 to 17.04
                             2005  12,275    14.14 to 10.30    173,034     1.70 to 1.25        0.00           5.96 to 3.05
Financial Services Series
   NAV                       2009     867    14.53 to 11.51     11,957     1.70 to 1.00        0.74          40.13 to 39.13
                             2008   1,025    10.37 to 8.27      10,143     1.70 to 1.00        0.83        (45.18) to (45.57)
                             2007   1,387    18.92 to 15.20     25,143     1.70 to 1.00        1.28         (7.66) to (8.30)
                             2006   1,771    20.49 to 13.53     34,927     1.70 to 1.00        0.45          21.94 to 21.09
                             2005   2,038    16.80 to 11.12     33,138     1.70 to 1.00        0.00          14.17 to 11.23

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT Q
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                            AT DECEMBER 31,                   FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                   -----------------------------------  -------------------------------------------------------
                                                                                            INVESTMENT
                                    UNITS   UNIT FAIR VALUE    ASSETS      EXPENSE RATIO      INCOME    TOTAL RETURN HIGHEST TO
SUB-ACCOUNT                  YEAR  (000S)  HIGHEST TO LOWEST   (000S)   HIGHEST TO LOWEST*    RATIO**          LOWEST***
-----------                  ----  ------  -----------------  --------  ------------------  ----------  -----------------------
Frontier Capital
   Appreciation              2009      17   $18.54 to $13.75   $   259    1.70% to 1.15%         0.04%      46.90% to 46.11%
                             2008      23    12.69 to 9.36         248     1.70 to 1.15          0.00      (42.70) to (43.01)
                             2007      31    22.27 to 16.33        544     1.70 to 1.15          0.00        10.65 to 10.05
                             2006      18    20.42 to 14.67        309     1.70 to 1.15          0.00        15.01 to 14.39
                             2005      16    17.81 to 12.76        238     1.70 to 1.15          0.00        13.81 to 13.19
Global Bond Series NAV       2009   1,153    12.89 to 11.72     18,067     1.70 to 1.25         12.62        13.98 to 13.46
                             2008   1,752    11.36 to 10.28     24,436     1.70 to 1.25          0.64       (5.61) to (6.02)
                             2007   1,919    12.09 to 10.89     28,315     1.70 to 1.25          7.36         8.26 to 7.77
                             2006   2,367    14.41 to 10.06     32,419     1.70 to 1.25          0.00         3.98 to 3.50
                             2005   2,757    13.86 to 9.68      36,408     1.70 to 1.25          0.00       (3.25) to (7.04)
Health Series NAV            2009     634    17.22 to 13.26      9,463     1.70 to 1.25          0.00        30.21 to 29.63
                             2008     871    13.28 to 10.18      9,953     1.70 to 1.25          0.00      (30.74) to (31.05)
                             2007   1,144    19.26 to 14.70     18,877     1.70 to 1.25          0.00        16.27 to 15.75
                             2006   1,257    16.80 to 12.64     17,782     1.70 to 1.25          0.00         7.09 to 6.61
                             2005   1,373    15.72 to 11.81     18,121     1.70 to 1.25          0.00        22.08 to 18.07
High Yield Series NAV        2009   1,411    13.22 to 12.03     18,090     1.70 to 1.25         10.79        52.59 to 51.90
                             2008   2,029     8.71 to 7.89      17,015     1.70 to 1.25          8.54      (30.36) to (30.67)
                             2007   2,742    12.56 to 11.32     32,986     1.70 to 1.25         12.47         0.38 to (0.06)
                             2006   3,351    12.67 to 11.28     40,128     1.70 to 1.25          6.57         9.08 to 8.60
                             2005   3,875    11.64 to 10.34     42,527     1.70 to 1.25          0.00         5.70 to 3.43
International Equity Index
   Series NAV                2009   1,946    20.02 to 17.07     29,112     1.70 to 1.15          3.54        37.22 to 36.47
                             2008   2,650    14.67 to 12.44     28,798     1.70 to 1.15          2.33      (45.02) to (45.32)
                             2007   3,954    26.83 to 22.63     77,462     1.70 to 1.15          5.01        14.50 to 13.88
                             2006   4,273    23.77 to 16.33     73,517     1.70 to 1.15          0.86        25.65 to 24.97
                             2005   4,258    18.98 to 13.01     58,387     1.70 to 1.15          0.58        18.03 to 14.87
Lifestyle Balanced Series
   NAV                       2009  13,196    16.04 to 12.72    145,673     1.70 to 1.00          4.01        29.60 to 28.69
                             2008  17,454    12.37 to 9.88     148,919     1.70 to 1.00          4.39       (1.00) to (1.11)
M Large Cap Growth           2009      19    13.35 to 6.88         170     1.70 to 1.15          0.71        35.83 to 35.09
                             2008      22     9.88 to 5.06         154     1.70 to 1.15          0.02      (49.56) to (49.84)
                             2007      29    19.70 to 10.04        382     1.70 to 1.25          0.43        21.04 to 20.38
                             2006      24    16.51 to 8.24         267     1.70 to 1.25          0.60         7.27 to 6.69
                             2005      25    15.44 to 7.69         256     1.70 to 1.25          0.46        12.62 to 12.00
Mid Cap Index Series NAV     2009     411    14.91 to 11.87      5,069     1.70 to 1.25          1.05        35.04 to 34.43
                             2008     530    11.09 to 8.79       4,807     1.70 to 1.25          0.95      (37.15) to (37.43)
                             2007     817    17.73 to 13.99     11,708     1.70 to 1.25           1.4         6.22 to 5.74
                             2006     825    16.92 to 13.17     11,169     1.70 to 1.25          0.65         8.38 to 7.89
                             2005     779    15.65 to 12.15      9,771     1.70 to 1.25          0.00         6.29 to 15.94
Mid Cap Stock Series NAV     2009     717    17.34 to 11.49     18,856     1.70 to 1.25          0.00        29.84 to 29.25
                             2008     921    13.41 to 8.85      18,769     1.70 to 1.25          0.00      (44.45) to (44.70)
                             2007   1,274    24.26 to 15.93     46,590     1.70 to 1.25          0.01        22.06 to 21.52
                             2006   1,433    33.84 to 13.05     43,524     1.70 to 1.25          0.00        12.25 to 11.74
                             2005   1,619    30.14 to 11.62     44,057     1.70 to 1.25          0.00        26.16 to 16.24

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT Q
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                            AT DECEMBER 31,                   FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                   -----------------------------------  -------------------------------------------------------
                                                                                            INVESTMENT
                                    UNITS   UNIT FAIR VALUE    ASSETS      EXPENSE RATIO      INCOME    TOTAL RETURN HIGHEST TO
SUB-ACCOUNT                  YEAR  (000S)  HIGHEST TO LOWEST   (000S)   HIGHEST TO LOWEST*    RATIO**          LOWEST***
-----------                  ----  ------  -----------------  --------  ------------------  ----------  -----------------------
Mid Value Series NAV         2009   1,011   $19.70 to $18.58  $ 20,623    1.70% to 1.15%       0.65%        44.59% to 43.80%
                             2008   1,309    13.62 to 12.92     18,600     1.70 to 1.15        1.15        (35.43) to (35.78)
                             2007   1,809    21.10 to 20.12     40,061     1.70 to 1.15        2.08         (0.64) to (1.17)
                             2006   2,195    23.18 to 12.67     49,149     1.70 to 1.15        0.32          18.97 to 18.32
                             2005   2,604    19.50 to 10.66     49,213     1.70 to 1.15        0.04           6.63 to 5.58
Money Market Trust B
   Series NAV                2009   7,358    13.42 to 10.53     80,728     1.70 to 1.00        0.51         (0.51) to (1.21)
                             2008  11,507    13.49 to 10.66    127,244     1.70 to 1.00        2.06           1.10 to 0.39
                             2007   9,737    13.35 to 10.62    106,901     1.70 to 1.00        4.71           3.79 to 3.05
                             2006   9,151    12.86 to 10.30     97,074     1.70 to 1.00         4.6           3.67 to 2.94
                             2005   9,843    12.40 to 10.01    100,991     1.70 to 1.00        2.89           1.94 to 1.22
Optimized All Cap Series
   NAV                       2009   9,487    11.66 to 10.80     63,645     1.70 to 1.00        1.38          27.07 to 26.18
                             2008  12,782     9.17 to 8.56      67,620     1.70 to 1.00        0.84        (40.13) to (40.41)
Overseas Equity Trust B
   Series NAV                2009   2,049    15.95 to 11.26     23,966     1.70 to 1.00        2.06          29.53 to 28.63
                             2008   2,764    12.40 to 8.69      24,758     1.70 to 1.00        1.76        (42.62) to (43.02)
                             2007   3,697    21.76 to 15.15     57,527     1.70 to 1.00        2.35          11.41 to 10.64
                             2006   4,444    19.85 to 13.33     61,862     1.70 to 1.00         0.9          18.57 to 17.75
                             2005   4,944    16.81 to 11.27     58,017     1.70 to 1.00        0.53          20.86 to 16.41
Real Estate Securities
   Series NAV                2009   1,040    16.38 to 9.28      20,251     1.70 to 1.25        3.44          28.64 to 28.07
                             2008   1,348    12.79 to 7.21      20,585     1.70 to 1.25        3.13        (40.15) to (40.42)
                             2007   1,947    21.47 to 12.05     49,825     1.70 to 1.25        2.68        (16.61) to (16.98)
                             2006   2,827    31.55 to 14.45     86,775     1.70 to 1.25        1.83          36.46 to 35.84
                             2005   3,327    23.12 to 10.59     75,117     1.70 to 1.25        0.00          12.89 to 5.88
Short-Term Bond Series NAV   2009   2,061    12.35 to 9.77      27,839     1.70 to 1.15        5.06          17.85 to 17.21
                             2008   2,803    10.48 to 8.33      32,530     1.70 to 1.15        6.06        (19.85) to (20.29)
                             2007   4,057    13.08 to 10.45     59,744     1.70 to 1.15        9.26           2.09 to 1.50
                             2006   5,048    15.70 to 10.30     73,181     1.70 to 1.15        3.53           3.34 to 2.76
                             2005   6,008    15.20 to 10.02     84,782     1.70 to 1.15        1.62         (0.99) to (0.42)
Small Cap Growth Series NAV  2009   1,701    17.50 to 10.96     18,659     1.70 to 1.00        0.00          33.13 to 32.19
                             2008   2,226    13.24 to 8.24      18,244     1.70 to 1.00        0.00        (40.14) to (40.56)
                             2007   3,112    22.27 to 13.76     42,440     1.70 to 1.00        0.00          12.86 to 12.07
                             2006   3,890    20.05 to 11.56     47,006     1.70 to 1.00        0.00          12.34 to 11.56
                             2005   4,632    17.93 to 10.31     49,691     1.70 to 1.00        0.00          16.66 to 15.37
Small Cap Index Series NAV   2009     487        11.49           5,597         1.25            0.81              25.13
                             2008     675         9.19           6,200         1.25            1.20             (34.53)
                             2007   1,059        14.03          14,864         1.25            1.74              (3.28)
                             2006   1,246        14.51          18,082         1.25            0.52              16.17
                             2005   1,295        12.49          16,173     1.25 to 1.24        0.00              15.70
Small Cap Value Series NAV   2009   1,476    29.09 to 17.56     38,937     1.70 to 1.15        0.67          27.31 to 26.62
                             2008   2,002    22.85 to 13.87     41,801     1.70 to 1.15        1.19        (26.92) to (27.32)
                             2007   2,943    31.27 to 19.08     84,899     1.70 to 1.15        0.96         (4.02) to (4.55)
                             2006   3,860    32.58 to 12.58    116,929     1.70 to 1.15        0.11          17.95 to 17.31
                             2005   4,474    27.62 to 10.68    115,666     1.70 to 1.15        0.16           7.96 to 6.76

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT Q
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                            AT DECEMBER 31,                   FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                   -----------------------------------  -------------------------------------------------------
                                                                                            INVESTMENT
                                    UNITS   UNIT FAIR VALUE    ASSETS      EXPENSE RATIO      INCOME    TOTAL RETURN HIGHEST TO
SUB-ACCOUNT                  YEAR  (000S)  HIGHEST TO LOWEST   (000S)   HIGHEST TO LOWEST*    RATIO**          LOWEST***
-----------                  ----  ------  -----------------  --------  ------------------  ----------  -----------------------
Total Bond Market Trust B
   Series NAV                2009   2,268   $16.30 to $12.10    33,900    1.70% to 1.15%       4.50%         5.07% to 4.49%
                             2008   3,391    15.52 to 11.58     48,673     1.70 to 1.15        4.62           4.58 to 4.01
                             2007   4,563    14.84 to 11.14     62,941     1.70 to 1.15        9.99           5.92 to 5.33
                             2006   5,358    14.01 to 10.57     70,069     1.70 to 1.15        3.68           2.88 to 2.30
                             2005   6,677    13.62 to 10.34     85,274     1.70 to 1.00        1.61           1.23 to 0.66
Total Return Series NAV      2009   1,540   $12.91 to $12.44   $20,357    1.70% to 1.25%       4.00%        12.29% to 11.79%
                             2008   1,822    11.55 to 11.08     21,469     1.70 to 1.25        4.89           1.48 to 1.03
                             2007   1,651    11.43 to 10.92     19,170     1.70 to 1.25        7.71           7.26 to 6.79
                             2006   1,731    10.88 to 10.18     18,756     1.70 to 1.25        3.42           2.40 to 1.91
                             2005   1,629     10.63 to 9.94     17,257     1.70 to 1.25        0.00         (0.57) to (0.62)
Total Stock Index Series
   NAV                       2009   2,400    13.68 to 11.91     29,222     1.70 to 1.25        1.55          27.34 to 26.76
                             2008   3,332     10.79 to 9.35     31,836     1.70 to 1.25        1.49        (37.93) to (38.21)
                             2007   4,693    17.46 to 15.07     72,165     1.70 to 1.25        2.21           3.89 to 3.43
                             2006   6,024    17.04 to 14.51     89,250     1.70 to 1.25        1.04          13.90 to 13.38
                             2005   7,523    14.99 to 12.74     97,674     1.70 to 1.25        0.00           10.21 to 9.88
US Government Series NAV     2009      21         12.19            262         1.25            2.96               7.14
                             2008      27         11.38            311         1.25            3.58              (2.66)
                             2007      32         11.69            375         1.25            8.33               1.98
                             2006      32         11.47            366         1.25            5.18               3.09
                             2005      34         11.12            375     1.25 to 1.24        0.00               0.18

* These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the annualized distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT Q
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

7. DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

8. SUBSEQUENT EVENTS

In accordance with the provision set forth in ASC 855 "Subsequent Events" ("ASC 855") formerly known as FAS 165, "Subsequent Events," Management has evaluated the possibility of subsequent events existing in the Account's financial statements through the date the financial statements were issued and has determined that no events have occurred that require additional disclosure.

                            PART C OTHER INFORMATION

Guide to Name Changes and Successions:

                                  NAME CHANGES

DATE OF CHANGE    OLD NAME                                           NEW NAME
----------------  -------------------------------------------------  --------------------------------------------------------------
February 1, 2000  John Hancock Mutual Life Insurance Company         John Hancock Life Insurance Company*
January 1, 2005   The Manufacturers Life Insurance Company (U.S.A.)  John Hancock Life Insurance Company (U.S.A.)
January 1, 2005   Manulife Financial Securities LLC                  John Hancock Distributors LLC
January 1, 2005   Manufacturers Securities Services LLC              John Hancock Investment Management Services LLC
January 1, 2010   John Hancock Variable Annuity Account H            John Hancock Life Insurance Company (U.S.A.) Separate Account Q

* Effective January 1, 2010, John Hancock Life Insurance Company ("JHLICO") and John Hancock Variable Life Insurance Company ("JHVLICO") merged into John Hancock Life Insurance Company (U.S.A.) with the latter becoming the owner of all of JHLICO's and JHVLICO's assets.

                                   * * * * *

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.


(A) FINANCIAL STATEMENTS.



(1) Financial Statements of the Registrant, John Hancock Life Insurance Company (U.S.A.) Separate Account Q. [FILED HEREWITH]



(2) Financial Statements of the Depositor, John Hancock Life Insurance Company (U.S.A.). [FILED HEREWITH]




(B) EXHIBITS:

1.    (a)   John Hancock Life Insurance Company Board Resolution establishing the John Hancock Variable Annuity Account H, dated April 8, 1996;
            incorporated herein by reference to the Registrant's Registration
            Statement, filed with the Commission on July 18, 1996.

      (b) John Hancock Life Insurance Company (U.S.A.) Board Resolutions dated September 28, 2009 accepting and renaming the separate account upon merger to John Hancock Life Insurance Company (U.S.A.) Separate Account Q - incorporated by reference to Exhibit (24)(B)(1)(b) to this initial Registration Statement filed on Form N-4, File No. 333-164147, filed on January 4, 2010.

2.          Not Applicable.

3.    (a)   Distribution and Servicing Agreement dated February 17, 2009 -
            incorporated by reference to Exhibit (24)(b)(3)(ii) to Post--
            Effective Amendment No. 31 to Form N-4, File No. 333-70728, filed on
             April 30, 2009.

      (b) General Agent and Broker-Dealer Selling Agreement - incorporated by reference to Exhibit (24)(b)(3)(b) to Post-effective Amendment No. 7 to Form N-4 Registration Statement of John Hancock Life Insurance Company (File Nos. 333-84771) filed April 3, 2009.

4.    (a)   Reserved

      (b)   Reserved

      (c) Form of deferred combination fixed and variable annuity contract, incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-81103, filed on August 9, 1999.

      (d) Form of waiver of withdrawal charge rider, incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-81103, filed on August 9, 1999.

      (e) Form of guaranteed retirement income benefit rider, incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-81103, filed on August 9, 1999.

      (f) Form of death benefit enhancement rider, incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-81103, filed on August 9, 1999.

      (g) Form of accumulated value enhancement rider, incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-81103, filed on August 9, 1999.

      (h)   Form of death benefit enhancement rider for Revolution Value
            II Variable Annuity Contracts, incorporated by reference to Post-Effective Amendment No. 6 this Registration Statement, File No. 333-81103, filed on January 9, 2003.

      (i) Form of Guaranteed Retirement Income Benefit Rider for Revolution Value II Variable Annuity Contracts, incorporated by reference to Post-Effective Amendment No. 6 to this Registration Statement, File No. 333-81103, filed on January 9, 2003.

      (j) Form of Highest Anniversary Value Death Benefit Rider for Revolution Value II Variable Annuity Contracts, incorporated by reference to Post-Effective Amendment No. 6 to this Registration Statement, File No. 333-81103, filed on January 9, 2003.

      (k) Form of Flexible premium deferred variable annuity contract for Revolution Value II Variable Annuity, incorporated by reference to Post-Effective Amendment No. 6 to this Registration Statement, File No. 333-81103, filed on January 9, 2003.


      (l) Form of Endorsement dated December 31, 2009 applicable to contracts, policies or certificates as a result of the merger of John Hancock Life Insurance Company into John Hancock Life Insurance Company (U.S.A.) - incorporated by reference to Exhibit
            (24)(B)(4)(l) to this initial Registration Statement filed on Form N-4, File No. 333-164147, filed on January 4, 2010.


5. Form of contract application, incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-81103, filed on August 9, 1999.

6.    (a)   Restated Articles of Redomestication of The Manufacturers Life
            Insurance Company (U.S.A.) - Incorporated by reference to Exhibit
            A(6) to the registration statement on Form S-6 filed July 20, 2000
            (File No. 333-41814).

      (b) Certificate of Amendment to Certificate of Incorporation of the Company, Name Change July 1984 -- Incorporated by reference to Exhibit (3)(i)(a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed November 14, 1997.

      (c) Certificate of Amendment to Certificate of Incorporation of the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005 - Incorporated by reference to Exhibit (b)(6)(iii) to post-effective amendment no. 20 to Registration Statement (File No. 333-70728), filed on May 1, 2007.

      (d) By-Laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.) dated December 2, 1992. - Incorporated by reference to Exhibit A(6)(b) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

      (e)   Amendment to By-Laws of the John Hancock Life Insurance
            Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.) dated June 7, 2000. - Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

      (f)   Amendment to By-Laws of the John Hancock Life Insurance
            Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.) dated March 12, 1999. - Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

      (g) Amendment to By-Laws reflecting the Company's name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005 - Incorporated by reference to Exhibit (b)(6)(v) to post-effective amendment no. 20 to Registration Statement (File No. 333-70728), filed on May 1, 2007.

7.          Not Applicable.

8. Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:


      (a)   Service Agreement and Indemnity Combination Coinsurance and
            Modified Coinsurance Agreement of Variable Annuity Contracts between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York - incorporated by reference to Exhibit
            (24)(B)(8)(a) to this initial Registration Statement filed on Form N-4, File No. 333-164147, filed on January 4, 2010.


      (b)   (1)   CSC Customer Agreement dated June 30, 2004, incorporated
                  by reference to Exhibit 24(b)(8)(a)(i) to Post-Effective
                  Amendment No. 3 to Registration Statement, File No.
                  333-143073, filed April 1, 2009.

            (2) Addendum No. 2 to the Remote Service Exhibit Number 1 dated July 1, 2006 with CSC, incorporated by reference to
                  Exhibit 24(b)(8)(a)(ii) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009.

      (c)   (i)   Participation Agreement among John Hancock Life Insurance
                  Company (U.S.A.), John Hancock Life Insurance Company of
                  New York, John Hancock Life Insurance Company, John Hancock
                  Variable Life Insurance Company and John Hancock Trust dated
                   April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333- 126668 filed with the Commission on October 12, 2005.

            (ii)  Shareholder Information Agreement between John Hancock
                  Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

            (iii) Shareholder Information Agreement between John Hancock
                  Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.


            (iv)  Amended and Restated Participation Agreement among M
                  Fund, Inc., M Fund Advisers, Inc., John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company (U.S.A.), and John Hancock Life Insurance Company of New York dated November 13, 2009 - incorporated by reference to Exhibit (24)(B)(8)(c)(iv) to this initial Registration Statement filed on Form N-4, File No. 333-164147, filed on January 4, 2010.

9.    (a)   Opinion and Consent of Counsel, incorporated by reference to
            Post-Effective Amendment No. 4 to this Registration Statement
             File No. 333-81103, filed on October 19, 2001.

      (b) Opinion and Consent of Counsel - incorporated by reference to Exhibit (24)(B)(9)(b) to this initial Registration Statement filed on Form N-4, File No. 333-164147, filed on January 4, 2010.]

10.   (a)   Form of Representation of counsel (included as part of its opinion filed as Exhibit 9(b) and incorporated herein by reference).

      (b) Consent of Independent Registered Public Accounting Firm. [FILED HEREWITH]



      (c)   Powers of Attorney for: John D. DesPrez III; James R. Boyle;
            Thomas Borshoff, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Bradford J. Race; Rex Schlaybaugh, Jr.; and John G. Vrysen - incorporated by reference to Exhibit (24)(B)(10)(c) to this initial Registration Statement filed on Form N-4, File No. 333-164147, filed on January 4, 2010.


11.   Not Applicable.

12.   Not Applicable.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR.

     OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                         EFFECTIVE AS OF APRIL 30, 2010


NAME AND PRINCIPAL BUSINESS ADDRESS              POSITION WITH DEPOSITOR
-----------------------------------              -----------------------
John D. DesPrez III*                             Chairman and Chief Executive Officer
James R. Boyle*                                  Director and President
Jonathan Chiel*                                  Executive Vice President and General Counsel
Thomas Borshoff*                                 Director
Ruth Ann Fleming*                                Director
James D. Gallagher*                              Director and Executive Vice President
Scott S. Hartz***                                Director, Executive Vice President, and Chief Investment Officer, US Investments
Bradford J. Race*                                Director
Rex Schlaybaugh, Jr.*                            Director
John G. Vrysen*                                  Director and Senior Vice President
Warren A. Thomson**                              Senior Executive Vice President
Robert T. Cassato*                               Executive Vice President
Marc Costantini*                                 Executive Vice President
Steven A. Finch*                                 Executive Vice President
Marianne Harrison+                               Executive Vice President
Peter Levitt**                                   Executive Vice President and Treasurer
Katherine  MacMillan**                           Executive Vice President
Stephen R. McArthur**                            Executive Vice President
Hugh McHaffie*                                   Executive Vice President
Bob Diefenbacher+                                Senior Vice President
Carol Nicholson Fulp*                            Senior Vice President
Peter Gordon***                                  Senior Vice President
Allan Hackney*                                   Senior Vice President and Chief Information Officer
Naveed Irshad**                                  Senior Vice President
Gregory Mack*                                    Senior Vice President
Ronald J. McHugh*                                Senior Vice President
Lynn Patterson*                                  Senior Vice President and Chief Financial Officer
Craig R. Raymond*                                Senior Vice President, Chief Actuary and Chief Risk Officer
Diana L. Scott*                                  Senior Vice President
Alan R. Seghezzi***                              Senior Vice President
Bruce R. Speca*                                  Senior Vice President

     OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                         EFFECTIVE AS OF APRIL 30, 2010

NAME AND PRINCIPAL BUSINESS ADDRESS              POSITION WITH DEPOSITOR
-----------------------------------              -----------------------
Tony Teta*                                       Senior Vice President
Brooks Tingle***                                 Senior Vice President
Emanuel Alves*                                   Vice President, Counsel, and Corporate Secretary
John C. S. Anderson***                           Vice President
Roy V. Anderson*                                 Vice President
Arnold Bergman*                                  Vice President
Stephen J. Blewitt***                            Vice President
Robert Boyda*                                    Vice President
George H. Braun***                               Vice President
Thomas Bruns*                                    Vice President
William Burrow*                                  Vice President
Tyler Carr*                                      Vice President
Joseph Catalano**                                Vice President
Philip Clarkson+                                 Vice President
Brian Collins+                                   Vice President
Art Creel*                                       Vice President
George Cushnie**                                 Vice President
John J. Danello*                                 Vice President
Wilma Davis***                                   Vice President
Anthony J. Della Piana***                        Vice President
Brent Dennis***                                  Vice President
Robert Donahue++                                 Vice President
Lynn L. Dyer***                                  Vice President, Counsel and Chief Compliance Officer - U.S. Investments
John Egbert*                                     Vice President
David Eisan++                                    Vice President
Edward Eng**                                     Vice President
Paul Gallagher+++                                Vice President
Wayne A. Gates++                                 Vice President
Ann Gencarella***                                Vice President
Richard Harris**                                 Vice President and Appointed Actuary
John Hatch*                                      Vice President
Dennis Healy+                                    Vice President
Kevin Hill***                                    Vice President
E. Kendall Hines***                              Vice President
Eugene Xavier Hodge, Jr.***                      Vice President
James C. Hoodlet***                              Vice President
Terri Judge+                                     Vice President
Roy Kapoor**                                     Vice President
Mitchell Karman***                               Vice President, Chief Compliance Officer & Counsel
Frank Knox*                                      Vice President, Chief Compliance Officer - Retail Funds/Separate Accounts
Jonathan Kutrubes*                               Vice President
Cynthia Lacasse***                               Vice President
Denise Lang**                                    Vice President
Robert Leach*                                    Vice President
David Longfritz*                                 Vice President
Nathaniel I. Margolis***                         Vice President
John Maynard+                                    Vice President
Steven McCormick**                               Vice President
Janis K. McDonough***                            Vice President
Scott A. McFetridge***                           Vice President
William McPadden***                              Vice President
Peter J. Mongeau+                                Vice President
Steven Moore*                                    Vice President
Curtis Morrison***                               Vice President

     OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                         EFFECTIVE AS OF APRIL 30, 2010

NAME AND PRINCIPAL BUSINESS ADDRESS              POSITION WITH DEPOSITOR
-----------------------------------              -----------------------
Colm D. Mullarkey***                             Vice President
Tom Mullen*                                      Vice President
Scott Navin***                                   Vice President
Nina Nicolosi*                                   Vice President
James O'Brien+                                   Vice President
Frank O'Neill*                                   Vice President
Jacques Ouimet+                                  Vice President
Gary M. Pelletier***                             Vice President
Steven Pinover*                                  Vice President
David Plumb+                                     Vice President
Krishna Ramdial*                                 Vice President, Treasury
S. Mark Ray***                                   Vice President
Jill Rebman*                                     Vice President
Mark Rizza*                                      Vice President
Ian R. Roke*                                     Vice President
Andrew Ross**                                    Vice President
Thomas Samoluk*                                  Vice President
Martin Sheerin+                                  Vice President
Gordon Shone*                                    Vice President
Jonnie Smith****                                 Vice President
Yiji S. Starr*                                   Vice President
Karen Walsh*                                     Vice President
Joseph P. Welch+++                               Vice President
Jeffery Whitehead*                               Vice President and Controller
Henry Wong***                                    Vice President
Gaurav Upadhya**                                 Vice President
Peter de Vries**                                 Vice President
Randy Zipse***                                   Vice President


*    PRINCIPAL business office is 601 Congress Street, Boston, MA  02210

**   Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***  Principal business office is 197 Clarendon Street, Boston, MA  02117

**** Principal business office is 164 Corporate Drive Portsmouth, NH 03801

+    Principal business office is 200 Berkeley Street, Boston, MA 02116

++   Principal business office is 380 Stuart Street, Boston, MA  02116

+++  Principal business office is 200 Clarendon Street, Boston, MA  02116

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the "Company"), operated as a unit investment trust. Registrant supports benefits payable under the Company's variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the "Trust"), which is a "series" type of mutual fund registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.



On the effective date of this Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation ("MFC"). A list of other persons controlled by MFC as of December 31, 2009 appears below:

                            MANULIFE FINANCIAL CORPORATION
              PRINCIPAL SUBSIDIARIES -POST-MERGER DECEMBER 31, 2009

FOR EXTERNAL USE


                                                       __________________
                                                      |                  |
                                                      |Manulife Financial|
                                                      |    Corporation   |
                                                      |     (Canada)     |
                                                      |__________________|
                                                               |
                                                               |........................................................
                                                               |                                                       .
                                                       ________|_________                                         _____._______
                                                      |                  |                                       |             |
                                                      | The Manufacturers|                                       |John Hancock |
                                                      |  Life Insurance  |                                       | Reassurance |
                                                      |      Company     |                                       |Company, Ltd.|
                                                      |     (Canada)     |                                       | (Bermuda)   |
                                                      |__________________|                                       |_____________|
                                                               |
                                                               |
                                                               |-----------------------------------------------------------------
                                                               |                                                                 |
 ______________________________________________________________|______________________                                           |
|                  |                  |                      .  |                     |                                          |
|                  |                  |                      .  |                     |                                          |
|                  |                  |                      .  |                     |                                          |
|    ___________   |   ____________   |     ______________   .  |   _______________   |   ____________                           |
|   |           |  |  |            |  |    |              |  .  |  |               |  |  |            |                          |
|   |    NAL    |  |  | MFC Global |  |    |   Manulife   |  .  |  |    Manulife   |  |__|    MLI     |                          |
|   | Resources |  |  | Investment |  |    |   Insurance  |  .  |  |    Holdings   |     | Resources  |                          |
|---|Management |  |--| Management |  |    |  (Thailand)  |  .  |__|    (Bermuda)  |     |    Inc.    |                          |
|   |  Limited  |  |  |  (U.S.A.)  |  |    |    Public    |...     |     Limited   |     | (Alberta)  |                          |
|   | (Canada)  |  |  |   Limited  |  |    |    Company   |98.25%__|    (Bermuda)  |     |____________|                          |
|   |___________|  |  |  (Canada)  |  |    |    Limited   |     |  |_______________|           .                                 |
|                  |  |____________|  |    |  (Thailand)  |     |                              .                                 |
|                  |                  |    |______________|     |                              ......................            |
|                                                 |             |                              .                    .            |
|                  |                  |           |99.9999%     |                              .                    . 45.76%     |
|    __________    |   ____________   |     ______|_______      |   _______________       _____.______          ____.________    |
|   |          |   |  |            |  |    |              |     |  |               |     |            |        |             |   |
|   | Manulife |   |  | MFC Global |  |    |   Manulife   |     |  | Manufacturers |     |  Manulife  |        |   Manulife  |   |
|   |  Bank of |   |  |    Fund    |  |    |     Asset    |     |--|  P&C Limited  |     |    Life    |    ----|   Holdings  |   |
|---|  Canada  |   |--| Management |  |    |  Management  |     |  |  (Barbados)   |     |  Insurance |   |    |    Berhad*  |   |
|   | (Canada) |   |  |  (Europe)  |  |    |  (Thailand)  |     |  |_______________|     |   Company  |   |    |  (Malaysia) |   |
|   |__________|   |  |   Limited  |  |    |    Company   |     |                        |   (Japan)  |   |    |_____________|   |
|                  |  |  (England) |  |    |    Limited   |     |                        |____________|   |                      |
|                  |  |____________|  |    |  (Thailand)  |     |                              |          |                      |
|                  |        |         |    |______________|     |                              |          |                      |
|                           |         |                         |                              |          |                      |
|    __________    |   _____|______   |     ______________      |   _______________       _____|______    |     _____________    |
|   |          |   |  |            |  |    |              |     |  |               |     |            |   |    |             |   |
|   | Manulife |   |  | MFC Global |  |    |   Manulife   |     |  | Manufacturers |     | MFC Global |   |    |   Manulife  |   |
|   |  Canada  |   |  | Investment |  |----|   (Vietnam)  |     |--|      Life     |     | Investment |   |----|   Insurance |   |
|---|   Ltd.   |   |--| Management |  |    |    Limited   |     |  |  Reinsurance  |     | Management |   |    |    Berhad   |   |
|   | (Canada) |   |  |  (Europe)  |  |    |   (Vietnam)  |     |  |    Limited    |     |   (Japan)  |   |    |  (Malaysia) |   |
|   |__________|   |  |   Limited  |  |    |______________|     |  |   (Barbados)  |     |   Limited  |   |    |_____________|   |
|                  |  |  (England) |  |           |             |  |_______________|     |   (Japan)  |   |                      |
|                  |  |___________ |  |           |             |                        |____________|   |     ______________   |
|                  |                  |           |             |                                         |    |              |  |
|                  |                  |           |             |                                         |    |Manulife Asset|  |
|    ___________   |   ____________   |     ______|_______      |   _______________                       |    |  Management  |  |
|   |           |  |  |            |  |    |              |     |  |               |                       ----|  (Malaysia)  |  |
|   |   First   |  |  |  Berkshire |  |    |   Manulife   |     |  |   Manulife    |                           |    Sdn Bhd   |  |
|   |   North   |  |  |  Insurance |  |    |    Vietnam   |     |  | International |                           |  (Malaysia)  |  |
|---| American  |  |--|  Services  |  |    |     Fund     |      --|   Holdings    |                           |______________|  |
|   | Insurance |  |  |    Inc.    |  |    |  Management  |        |    Limited    |                                             |
|   |  Company  |  |  |  (Ontario) |  |    |    Company   |        |   (Bermuda)   |                                             |
|   | (Canada)  |  |  |____________|  |    |    Limited   |        |_______________|                                             |
|   |___________|  |        |         |    |   (Vietnam)  |               |                                                      |
|                  |        |         |    |______________|               |--------------------                                  |
|                  |        |         |                                   |                    |                                 |
|    ___________   |   _____|______   |     _____________           ______|________       _____|______                           |
|   |           |  |  |            |  |    |              |        |               |     |            |                          |
|   |    FNA    |  |  |     JH     |  |    |   Manulife   |        |   Manulife    |     |  Manulife  |                          |
|---| Financial |  |  | Investments|  |----|  (Singapore) |        |(International)|     |    Asset   |                          |
|   |   Inc.    |  |  | (Delaware) |  |    |   Pte. Ltd.  |        |    Limited    |     | Management |                          |
|   | (Canada)  |  |  |     LLC    |  |    |  (Singapore) |        |   (Bermuda)   |     |   (Asia)   |                          |
|   |___________|  |  | (Delaware) |  |    |______________|        |_______________|     |   Limited  |                          |
|         |        |  |____________|  |                                   |              | (Barbados) |                          |
|         |        |                  |                                   | 51%          |____________|                          |
|         |        |                  |                                   |                    |                                 |
|    _____|_____   |   ____________   |     ______________          ______|________       _____|______                           |
|   |           |  |  |            |  |    |              |        |               |     |            |                          |
|   | Elliott & |  |  |  Manulife  |  |    |   Manulife   |        |   Manulife-   |     |  Manulife  |                          |
|   |   Page    |  |  | Securities |  |    |     Asset    |        |   Sinochem    |     |    Asset   |                          |
|   |  Limited  |  |--| Investment |  |    |  Management  |        |     Life      |     | Management |                          |
|   | (Ontario) |  |  |  Services  |  |----|  (Singapore) |        | Insurance Co. |     | (Hong Kong)|                          |
|   |___________|  |  |    Inc.    |  |    |     Pte.     |        | Ltd. (China)  |     |   Limited  |                          |
|                  |  |  (Canada)  |  |    |     Ltd.     |        |_______________|     | (Hong Kong)|                          |
|                  |  |____________|  |    |  (Singapore) |                              |____________|                          |
|                  |                  |    |______________|                                    |                                 |
|                  |                  |                                                        |                                 |
|    ___________   |   ____________   |     ______________                                _____|_______                          |
|   |           |  |  |            |  |    |              |                              |             |                         |
|   |    EIS    |  |  |  Manulife  |  |    |      The     |                              |  Manulife   |                         |
|   | Services  |  |  | Securities |  |    | Manufacturers|                              |    Asset    |                         |
 ---| (Bermuda) |   --|Incorporated|  |----|     Life     |                              | Management  |                         |
    |  Limited  |     |  (Ontario) |  |    | Insurance Co.|                              |(Taiwan) Co.,|                         |
    | (Bermuda) |     |____________|  |    |   (Phils.),  |                              |    Ltd.     |                         |
    |___________|                     |    |     Inc.     |                              |  (Taiwan)   |                         |
                                      |    | (Philippines)|                              |_____________|                         |
                                      |    |______________|                                                                      |
                                      |                                                                                          |
                                      |     _______________                                                                      |
                                      |    |               |                                                                     |
                                      |    |  PT Asuransi  |                                                                     |
                                      |    | Jiwa Manulife |                                                                     |
                                       ----|  Indonesia (1)|                                                                     |
                                        95%|  (Indonesia)  |                                                                     |
                                           |_______________|                                                                     |
                                                   .                                                                             |
                                                   .                                                                             |
                                            _______._______                                                                      |
                                           |               |                                                                     |
                                           |  PT Manulife  |                                                                     |
                                           |     Aset      |                                                                     |
                                           |   Manajemen   |                                                                     |
                                           |   Indonesia   |                                                                     |
                                           |  (Indonesia)  |                                                                     |
                                           |_______________|                                                                     |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                        -----------------------------------------------------------------------------------------
                                       |
                                       |
                                _______|_____
                               |              |
                               |   Manulife   |
                               |   Holdings   |
                               |   (Alberta)  |
                               |    Limited   |
                               |   (Alberta)  |
                               |______________|
                                      |
                                      |
                                ______|_______
                               |              |
                               | John Hancock |
                               |   Holdings   |
                               |  (Delaware)  |
                               |      LLC     |
                               |  (Delaware)  |
                               |______________|
                                      |
                                      |
                                ______|_______
                               |              |
                               |      The     |
                               | Manufacturers|
                               |  Investment  |
                               |  Corporation |
                               |  (Michigan)  |
                               |______________|
                                      |
                                      |----------------------------------------------------------------------------
                                ______|_______                                           ____|______        _______|_________
                               |              |                                         |           |      |                 |
                               | John Hancock |                                         |  Manulife |      |  John Hancock   |
                               |     Life     |                                         |Reinsurance|      | International,  |
                          -----|   Insurance  |-----------------------                  |  Limited  |      |      Inc.       |
                         |     |    Company   |                       |                 | (Bermuda) |      | (Massachusetts) |
                         |     |   (U.S.A.)   |                       |                 |___________|      |_________________|
                         |     |  (Michigan)  |                       |                                            |
                         |     |______________|                       |                                            | 50%
                         |                                            |                                     _______|_________
                         |                                            |                                    |                 |
                         |      _______________               ________|_______                             |  John Hancock   |
                         |     |               |             |                |                            |   Tianan Life   |
                         |     | John Hancock  |             |  John Hancock  |                            |Insurance Company|
                         |     | Life & Health |       ------|Subsidiaries LLC|                            |     (China)     |
                         |-----|   Insurance   |      |      |   (Delaware)   |                            |_________________|
                         |     |    Company    |      |      |________________|
                         |     |(Massachusetts)|      |
                         |     |_______________|      |
                         |                            |
                         |                            |
                         |      ______________        |       ________________
                         |     |              |       |      |                |
                         |     | John Hancock |       |      |  John Hancock  |
                         |-----| Distributors |       |      |    Financial   |
                         |     |      LLC     |       |------|  Network, Inc. |
                         |     |  (Delaware)  |       |      | (Massachusetts)|
                         |     |______________|       |      |________________|
                         |                            |
                         |                            |
                         |      ______________        |       ________________
                         |     |              |       |      |                |
                         |     | John Hancock |       |      | Hancock Natural|
                         |     |     Life     |       |------| Resource Group,|
                         |-----|   Insurance  |       |      | Inc. (Delaware)|
                         |     |    Company   |       |      |________________|
                         |     |  of New York |       |
                         |     |  (New York)  |       |
                         |     |______________|       |
                         |            |               |
                         |            | 38%           |
                         |      ______|_______        |       ________________
                         |     |              |       |      |                |
                         |     | John Hancock |       |      |   Declaration  |
                          -----|  Investment  |       |------|  Management &  |
                           57% |  Management  |       |      |  Research LLC  |
                               | Services, LLC|       |      |   (Delaware)   |
                               |  (Delaware)  |       |      |________________|
                               |______________|       |
                                     /.\ 5%           |
                                      .               |       ________________
                                      .               |      |                |
                                      .               |      |  The Berkeley  |
                                      .                ------|    Financial   |
                                      .                      |    Group LLC   |
                                      .......................|   (Delaware)   |
                                                             |________________|
                                                                     .
                                                                     .
                                                              _______.________
                                                             |                |
                                                             |  John Hancock  |
                                                             |    Funds LLC   |
                                                             |   (Delaware)   |
                                                             |________________|

........ Indirect Control
_______ Direct Control

Prepared by: Corporate Tax
Date: March 23, 2010

(1) PT Asuransi Jiwa Manulife Indonesia holds indirectly the remaining 5% of its own equity.

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

                       ITEM 27. NUMBER OF CONTRACT OWNERS


Outstanding, as of February 28, 2010, were 7,885 qualified contracts of Revolution Value, 1,107 qualified contracts of Revolution Value II, and 213 qualified contracts of Wealth Builder; and 6,707 nonqualified contracts of Revolution Value, 703 nonqualified contracts of Revolution Value II, and 125 nonqualified contracts of Wealth Builder of the series offered hereby.


ITEM 28.  INDEMNIFICATION

Article XII of the Restated Articles of Redomestication of the Company provides as follows:

No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director's fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

      i) a breach of the director's duty or loyalty to the Corporation or its shareholders or policyholders;

      ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

      iii) a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

      iv) a transaction from which the director derived an improper personal benefit; or

      v) an act or omission occurring on or before the date of filing of these Articles of Incorporation.

If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XII shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS

(a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY                                                      CAPACITY IN WHICH ACTING
----------------------------------------------------------------------          -------------------------
John Hancock Life Insurance Company (U.S.A.) Separate Account H                 Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A                  Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N                  Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I                  Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L                  Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M                  Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A               Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B               Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q                  Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W                  Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X                  Principal Underwriter
John Hancock Variable Life Account UV                                            Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R                  Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T                  Principal Underwriter
John Hancock Variable Life Account S                                             Principal Underwriter
John Hancock Variable Life Account U                                             Principal Underwriter
John Hancock Variable Life Account V                                             Principal Underwriter


(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Edward Eng**, Steve Finch***, Lynne Patterson*, Christopher M. Walker**, Warren Thomson***, and Karen Walsh*) who have authority to act on behalf of JHD LLC.

*     Principal business office is 601 Congress Street, Boston, MA 02210

**    Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***   Principal business office is 197 Clarendon Street, Boston, MA 02116

(c)   None.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All books and records are maintained at 601 Congress Street, Boston MA 02110.

ITEM 31. MANAGEMENT SERVICES

Not applicable.

ITEM 32.  UNDERTAKINGS

(a) Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

      John Hancock Life Insurance Company (U.S.A.) ("Company") hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

(b) Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended

      Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

(c)   Undertakings Pursuant to Item 32 of Form N-4

      (1) The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

      (2) The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

      (3) The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, as of this thirtieth day of April 2010.


JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
SEPARATE ACCOUNT Q
(Registrant)

By:   JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
      (Depositor)


By:   /s/ John D. DesPrez III
      --------------------------------------
      John D. DesPrez III
      Chairman and Chief Executive Officer

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By:   /s/ John D. DesPrez III
      --------------------------------
      John D. DesPrez III
      Chairman and Chief Executive Officer

                                   SIGNATURES

      As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in their capacities with the Depositor as of this thirtieth day of April 2010.

Signature                                                  Title
----------------------------------------------             --------------------------------------
/s/ John D. DesPrez III                                    Chairman & Chief Executive Officer
----------------------------                               (Principal Executive Officer)
John D. DesPrez III

/s/ Lynne Patterson                                        Senior Vice President & Chief Financial Officer
----------------------------                               (Principal Financial Officer)
Lynne Patterson

/s/ Jeffery J. Whitehead                                   Vice President & Controller
----------------------------                               (Principal Accounting Officer)
Jeffery J. Whitehead

      *                                                    Director
----------------------------
Thomas Borshoff

      *                                                    Director
----------------------------
James R. Boyle

      *                                                   Director
----------------------------
Ruth Ann Fleming

      *                                                  Director
----------------------------
James D. Gallagher

      *                                                  Director
----------------------------
Scott S. Hartz

      *                                                 Director
----------------------------
Bradford J. Race, Jr.

      *                                                 Director
----------------------------
Rex Schlaybaugh, Jr.

      *                                                Director
----------------------------
John Vrysen

*/s/ Thomas J. Loftus                                  Senior Counsel - Annuities
----------------------------
Thomas J. Loftus
Pursuant to Power of Attorney

                               INDEX TO EXHIBITS

                                    FORM N-4

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT Q

Exhibits

Item  24.(B)10(b)   Consent of Independent Registered Public Accounting Firm.